SCHEDULE 14A

Information Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. 1)


Filed by the Registrant [ ]
Filed by a Party other than the Registrant (TM)
Check the appropriate box:
[ ]  Preliminary Information Statement

(TM) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(TM) Definitive Information Statement
(TM) Definitive Additional Materials
(TM) Solicitating Material Pursuant to ss. 240.14a-12

                           INTRAOP MEDICAL CORPORATION

                      (FORMERLY DIGITALPREVIEWS.COM, INC.)

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

(TM)   No fee required.
(TM)   Fee computed on table below per Exchange Act Rules 14A-6(i) and 0-11

     1)   Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule-0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------

     5)   Total fee paid:
     ---------------------------------------------------------------------------


(TM) Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously
          Paid: $4,065.10
          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.: Schedule 14C
          ----------------------------------------------------------------------
     3) Filing Party: Intraop Medical Corporation (formerly Digitalpreviews.com, Inc.
          ----------------------------------------------------------------------
     4)   Date Filed:
          April 20, 2004
          ----------------------------------------------------------------------

                           INTRAOP MEDICAL CORPORATION
                                 PROXY STATEMENT
                       FOR WRITTEN CONSENT OF STOCKHOLDERS

           provided to the Stockholders of Intraop Medical Corporation

         This Proxy Statement for Written Consent of Stockholders (the "PROXY STATEMENT") is being furnished to the holders of outstanding shares of common stock of Intraop Medical Corporation, a Nevada Corporation (the "COMPANY"), by the Board of Directors of the Company in connection with the solicitation of an action of the Company's stockholders (the "STOCKHOLDERS") by written consent in lieu of a special meeting.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

         WE ARE ASKING YOU TO RETURN A WRITTEN CONSENT.

         The Company and Intraop Medical, Inc., a Delaware corporation (the "TARGET"), have entered into an agreement that provides for a merger, as a result of which the Target will be merged with and into the Company. In the merger, the Target's stockholders will receive one share of the Company common stock for each of their shares of the Target common stock and each of their shares of the Target preferred stock. Each warrant and convertible note of the Target, outstanding and unexercised as of the effective time of the merger and each option to purchase common stock of the Target then outstanding will be assumed by the Company. Pursuant to an Agreement for the Purchase of Common Stock dated as of October 3, 2003 (as amended) on the closing of the merger, the Company will cancel up to 19,932,265 shares of its common stock currently owned of record by the Company's principal shareholder, David Shamy, as directed by the Target. Mr. Shamy received remuneration of approximately $148,000 for his agreement to cancel such shares. It is currently expected that all 19,932,265 of such shares will be cancelled.

         All information concerning the Company in this Proxy Statement has been furnished by the Company, and all information concerning Intraop Medical, Inc., a Delaware corporation has been furnished by Intraop Medical, Inc. The
Stockholders are encouraged to read this Proxy Statement carefully and understand it before they consent.

         Share Information: The OTC/BB last listed trading price of the Company common stock on July ___, 2004 was $___ per share.

         SEE "RISK FACTORS" BEGINNING ON PAGE 1 FOR A DISCUSSION OF CERTAIN RISKS YOU SHOULD CONSIDER IN DETERMINING HOW TO VOTE ON THE PROPOSED MERGER.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THE SECURITIES TO BE ISSUED IN THIS TRANSACTION OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT IS DATED _________, 2004. THIS PROXY STATEMENT AND THE ENCLOSED WRITTEN CONSENT OF THE STOCKHOLDERS OF INTRAOP MEDICAL CORPORATION (THE "WRITTEN CONSENT") ARE FIRST BEING MAILED TO THE STOCKHOLDERS ON OR ABOUT ________, 2004.

                                     SUMMARY

         This brief summary highlights selected information from this Proxy Statement. It does not contain all of the information that is important to you.

         STOCKHOLDERS ARE ENCOURAGED TO CAREFULLY READ THIS ENTIRE DOCUMENT AND OTHER DOCUMENTS TO WHICH THIS PROXY STATEMENT REFERS TO FULLY UNDERSTAND OUR PROPOSED MERGER. EACH SHAREHOLDER SHOULD CONSULT WITH SUCH SHAREHOLDER'S OWN LEGAL, TAX AND ACCOUNTING ADVISORS REGARDING THE CONSEQUENCES OF THE TRANSACTIONS DESCRIBED HEREIN.

         NO  PERSON  IS  AUTHORIZED  TO GIVE  ANY  INFORMATION  OR TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED OR INCORPORATED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION MADE HEREBY AND THE MATTERS REFERRED TO HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE TARGET.

         This Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company or the Target since the date hereof or that the information contained herein is correct as of any time subsequent to its date.

o        THE MERGER (PAGE 1)

         We have attached the merger agreement to this document as APPENDIX A. Please read the merger agreement. It is the legal document that governs the merger.

o        PARTIES TO THE MERGER (PAGE 1)

INTRAOP MEDICAL CORPORATION (THE "COMPANY")
7408 Comstock Circle
Salt Lake City, Utah 84121
801-943-2345

INTRAOP MEDICAL, INC. (THE "TARGET")
3170 De la Cruz Blvd., Suite 108
Santa Clara, California 95054
408-986-6020

         Intraop Medical Corporation is a Nevada corporation which was organized for the purposes of engaging in the consulting and seminar business. In September 2003, Intraop Medical Corporation, in anticipation of negotiating the merger with Intraop Medical, Inc. formally abandoned its consulting and seminar business operations.

         Intraop Medical, Inc. is a privately held Delaware corporation which manufactures, markets, and distributes the Mobetron, a proprietary medical device used in Intraoperative Radiation Therapy as therapy for a wide range of cancers.

o        EFFECT AND TIMING OF THE MERGER

         We propose that the Company and the Target combine by merger as a result of which each shareholder of the Target will receive one share of the Company's common stock in exchange for each share of Target common stock or Target preferred stock. Each warrant and convertible note of the Target, outstanding and unexercised as of the effective time of the merger and each option to purchase common stock of the Target then outstanding will be assumed by the Company. We expect to complete the merger no later than August 15, 2004, although the merger agreement does not automatically expire on such date.

Name and Management After the Merger (pages 16 and 62 )

         Upon consummation of the merger, the Company will retain its name. Upon the closing of the merger the officers and directors of the Company will resign their positions and the directors and officers of the Company will be the directors and officers of the Target (pages 16 and 62).

o POTENTIAL ABILITY OF THE OFFICERS, DIRECTORS AND AFFILIATES TO CONTROL THE AFFAIRS OF THE SURVIVING CORPORATION

         Based on our current assumptions the proposed officers and directors of the surviving corporation and their affiliates will own approximately 12% (including shares and shares which may be issued for warrants, options or convertible securities) of the surviving corporation's approximately 21,000,000 fully diluted shares. The actual number of shares may vary depending on pre-merger equity activities of the Target and cancellation of Mr. Shamy's shares. If the maximum of 22,000,000 shares are issued to Target equity holders in the merger, total shares outstanding at the closing of the merger would be approximately 24,360,000 and the percentage held by officers and directors and their affiliates would be approximately 10%. See "Business of Target" for a discussion of such activities.

o        THE WRITTEN CONSENT

         Your Written Consent (attached hereto as APPENDIX E) is solicited by the Board of Directors of the Company to approve:

         (i) the merger and all of the transactions contemplated by the Merger Agreement (defined below) attached hereto as APPENDIX A;

         (ii) the Amended and Restated Articles of Incorporation of the Company, as the surviving corporation, attached as EXHIBIT B to the Merger Agreement attached hereto as APPENDIX A; and

         (iii) the Amended and Restated Bylaws of the Company, as the surviving corporation, attached as EXHIBIT C to the Merger Agreement attached hereto as APPENDIX A.

         Your Written Consent must be submitted by _______, 2004 (20 days after mailing) in order to be effective.

o        RECORD DATE AND VOTE REQUIRED (PAGE 25)

         Approval of the merger by the Stockholders requires the affirmative vote of the persons holding a majority of the outstanding shares of the Company common stock entitled to vote. You can vote if you owned Company common stock at the close of business on _________, 2004, the record date.

o        OUR REASONS FOR THE MERGER (PAGE 21)

         The Board believes that as a result of the Company's inability to succeed in the original business of the Company, the best way to give value back to the Company's stockholders was to find an industry which could supply significant revenues and thereby increase the potential for increased shareholder value. The Company believes that it has found such an industry in the industry for medical devices and believes that the Target's unique product, the Mobetron, will provide the Company an opportunity to increase the Company's stockholders return on investment. The Surviving Corporation will be managed by the officers and directors of the Target who have experience in this field.

o        COMPANY BOARD'S RECOMMENDATION TO THE STOCKHOLDERS (PAGE 14)

         The Company's Board of Directors believes that the merger is advisable, fair to you and in your best interests, and unanimously recommends that you approve the merger and the merger agreement.

o        PER SHARE MARKET PRICE INFORMATION (PAGE 51)

         The Company's common stock is traded on the Over-the-Counter Bulletin Board Market under the symbol "IOPM." On _____, 2004, the last listed trading price of the Company's common stock was $___ per share.

o        CONDITIONS TO COMPLETION OF THE MERGER (PAGE 17)

         Whether we complete the merger depends on a number of conditions being satisfied in addition to the Company stockholders' approval of the merger agreement. We cannot be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed.

o        WAIVER, EXTENSION AND AMENDMENT (PAGE 21)

         The Company and the Target may jointly amend the merger agreement, and each of them may waive its right to require the other to adhere to the terms and conditions of the merger agreement and may extend the time for the performance of any obligations or other acts of the other parties.

o        TERMINATION OF THE MERGER AGREEMENT (PAGE 20)

         The Company and the Target can agree at any time prior to completing the merger to terminate the merger agreement. In addition, either the Company or the Target can decide, without the other's consent, to terminate the merger agreement if the merger has not been completed by July 31, 2004, the other company has breached the merger agreement or for other reasons.

o INTERESTS OF THE COMPANY'S OFFICERS AND DIRECTORS IN THE MERGER THAT DIFFER FROM YOUR INTERESTS (PAGE 23)

         David Shamy, one of the Directors of the Company and the Company's principal shareholder has interests in the merger that differ from, or are in addition to, your interests as stockholders of the Company. David Shamy has entered into an Agreement for the Purchase of Common Stock dated as of October 3, 2003 (as amended) pursuant to which David Shamy has agreed that on the closing of the merger the Company can cancel up to 19,932,265 shares of its common stock currently owned of record by David Shamy, as directed by the Target. Mr. Shamy received remuneration of approximately $148,000 for his agreement to cancel such shares. It is currently expected that all 19,932,265 of such shares will be cancelled. See "The Merger - Interests of Company Management in the Merger and Potential Conflicts of Interests."

o        DISSENTERS' APPRAISAL RIGHTS (PAGE 23)

         Nevada law provides dissenters' appraisal rights in the merger. Any Company Shareholder who perfects his or her dissenters' and appraisal rights under Nevada law will receive payment of the fair market value for his or her shares of the Company common stock. The Target's stockholders will also have dissenters' appraisal rights in the merger pursuant to Delaware law and if applicable, may also have dissenters' rights under California law. The Target covenants in the Merger Agreement that not more than ten percent (10%) of the shares of the Target common stock (including shares of the Target preferred stock on an as-converted basis) outstanding immediately prior to the effective time of the Merger will be eligible as dissenting shares. If more than ten percent (10%) of the Target's stockholders dissent, the Company will have the right to terminate the Merger Agreement.

o        ACCOUNTING TREATMENT (PAGE 25)

         The Surviving Corporation will account for the Merger as a recapitalization of the Target. This means that for accounting purposes, the financial statements of the Surviving Corporation will be substantially those of the Target, as adjusted for the merger. As such, the Target's assets, liabilities, capital accounts, and share data will be retroactively restated to give effect to the merger, and the pre-merger historical financial statements of the Target will become those of the Surviving Corporation.

o        GOING CONCERN OPINION

         In connection with their audit of the financial statements for the year ended December 31, 2003 the Company's auditors, Madsen & Associates, CPAs Inc., have expressed that the Company has incurred losses since inception and has not yet been successful in establishing profitable operations, raising substantial doubt as to the Company's ability to continue as a going concern. See Madsen & Associates, CPAs, Inc.'s report on page 1 and Note 8 to the Financial Statements of the Company on page 1. In addition, there are substantial concerns about the Target's ability to continue as a going concern. See Note 2 to the Target's Unconsolidated Financial Statements for March 31, 2004 on page 1.

o        CERTAIN FEDERAL INCOME TAX CONSEQUENCES (PAGE 25)

         The merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Assuming the merger does qualify as a reorganization, subject to the limitations and qualifications referred to in this Proxy Statement the Company's holders of common stock will generally not recognize gain or loss for United States federal income tax purposes as a result of the merger. Stockholders who exercise dissenters' or appraisal rights with respect to their shares of Company common stock with respect to the Merger and receive payment for such shares in cash will generally recognize capital gain or loss measured by the difference between the amount of cash received and the Stockholder's adjusted tax basis in such shares.

                                  RISK FACTORS

         The Stockholders should carefully consider the following risk factors, together with the other information included and incorporated by reference in this Proxy Statement, in deciding whether to approve the merger and the merger agreement.

RISKS RELATING TO THE PROPOSED MERGER

COMPLETION OF THE PROPOSED MERGER IS SUBJECT TO SATISFACTION OF CLOSING CONDITIONS, INCLUDING SHAREHOLDER APPROVAL BY BOTH PARTIES AND DUE DILIGENCE.

         Although the Merger Agreement has been executed, there can be no assurances that the proposed merger will be completed. There are several conditions to closing of the transaction, including shareholder approval by both the Company and the Target and satisfaction by the Target of its on-going due diligence investigation of the Company. Because of the way in which the transaction is structured to comply with applicable securities laws, approval of at least 75% of the Target's outstanding shares is required. Further, if the results of the Target's due diligence investigation is not satisfactory in its sole discretion or if events occur that have a material adverse effect on the Company, the Target may terminate the Agreement and the merger may not occur. Likewise, if events occur that have a material adverse effect on the Target the Company may terminate the Merger Agreement and the proposed merger. In addition, either party can terminate if the other has breached its representations and warranties (subject to a cure period), the parties may agree among themselves for any reason to terminate the Merger or each party may terminate the Merger if the Merger is not consummated by July 31, 2004. There can be no assurances that such events will not occur and the merger is therefore not a certainty.

         If the merger does not occur, we will not have a viable business and unless another suitable merger partner can be found we will likely go out of business.

         On completion of the merger we will assume all of the Target's liabilities, whether disclosed or not, and after the merger we will not be able to obtain relief from anyone for breaches of the Target representations and warranties.

         If we merge with the Target, the entire Target's business will become ours, including any and all liabilities whether or not disclosed. And since after the merger the Target will cease to exist as an entity, we will have no-one to sue if there are any misrepresentations about the Target's business. We have conducted only a limited review of the Target business and there can be no assurances that such undisclosed liabilities do not exist. The Target does not currently have audited financial statements and is not expected to obtain audited financial statements until after the merger is completed.

         In addition, the Target has significant obligations due or becoming due in the near future. The Target owes approximately$695,000 (including interest) to Siemens Oncology Care Systems ("Siemens"), the radiotherapy division of Siemens, A.G., due to the termination of the Target's Contract Manufacturing and Distribution agreement with Siemens which was terminated in October 2002. Repayment of amounts due under the termination agreement were due in five equal monthly installments beginning June 25, 2003. Only one payment has been made, in March 2004, and per agreement, interest is accruing on the outstanding balance. Although the Target is working to resolve payment of this account, no assurance can be given that Siemens will continue to grant forbearance. Actions by Siemens could have a material adverse effect on the business of the Target and cause the Company to terminate the Merger Agreement

         The Target also owes certain promissory noteholders $650,000 on June 1, 2004 and $205,000 on September 1, 2004. The notes due June 1, were not paid when due. The company has been in contact with the noteholders and is working to find solution to the non-payment of the notes. No assurance can be given that these note holders will continue to grant forbearance to the Target. Noteholders representing an additional $345,000 in obligations have agreed to convert their notes to equity upon completion of the merger. Noteholders have received warrants from the Target for their agreements to extend maturity and/or convert their promissory notes. Upon completion of the merger these obligations will be assumed by us. There can be no assurances that Target or, upon completion of the merger, the Company, will be able to satisfy these obligations. If any of the obligations are not timely repaid, actions by the noteholders could have a material adverse effect on the business of the Target and cause the Company to terminate the Merger Agreement.

         The Target owes its contract manufacturer CDS Group Corporation of approximately $675,000 in past due amounts. The inability of the Target to pay these amounts could lead to the termination of the manufacturing relationship the Target now enjoys with CDS. The inability of the Target to manufacture its equipment would have a material adverse affect on the Target.

THE TARGET HAS PLEDGED ALL OF ITS ASSETS AND ISSUED A SIGNIFICANT AMOUNT OF ITS CAPITAL STOCK AS SECURITY FOR A LOAN.

         In March 2004, the Company borrowed $3,000,000 from a financial institution which is more fully described in Note 3 to the Target's March 31, 2004 financial statements and due at maturity in March 2005. Among other terms, the loan is secured by a lien on all of the assets of the Company. In addition, the Company issued 2,400,000 shares of its common stock to the lender as security for the note "Collateral Shares" So long as an event of default under the agreement has not occurred, the Company retains voting rights over the Collateral Shares and the lender is not permitted to sell the Collateral Shares. Should a default occur under this loan, the lender under this agreement would be entitled to exercise its rights as a secured creditor under the Uniform Commercial Code, including the right to take possession of all of the Company's assets and to sell those assets at a public or private sale following five business days' prior written notice to the Company and, pursuant to the agreement, also to sell the Collateral Shares. In the event the lender exercises those rights, the Company would have a very short period of time in which to obtain adequate capital to satisfy the amount of the obligations to the lender in order to prevent the sale of its assets. For the Company to obtain such capital in such a short period would result in very significant dilution to the stockholders and if the Company is unable to obtain those funds, the Company could be unable thereafter to operate, possibly resulting in a total loss of the investment made by its stockholders.

WE HAVE NOT BEEN REPRESENTED BY COUNSEL IN THE MERGER NEGOTIATIONS.

         Due to our lack of resources, we have not been able to hire counsel to represent the Company in connection with the merger. While we believe the merger terms to be fair, we have not had the benefit of experienced counsel assisting us with preparing the merger agreement and related documents. Not having counsel means we are not as confident as we might otherwise be that the terms of the merger are fair or that appropriate disclosures have been made, and there is no legal opinion to rely on.

WE DO NOT KNOW HOW MANY SHARES WILL BE OUTSTANDING AFTER THE MERGER.

         The number of shares we are required to issue in the merger will depend on a number of factors, including the possible conversion of promissory notes to stock, the amount of equity fundraising completed before the merger and the amount of interest and dividends convertible into stock. The maximum number of shares we are required to issue in the merger is 22,000,000. Each additional share that is issued in the merger will mean additional dilution for our equity holders on the date of the merger.

RISKS RELATING TO THE TARGET'S BUSINESS

         If the proposed merger is completed, the business of the Target will become the sole business of the Company. The following are certain risks relating to the Target business as currently conducted.

         THE TARGET IS A DEVELOPMENT-STAGE COMPANY THAT HAS BEEN IN OPERATION FOR OVER 10 YEARS AND HAS NEVER BEEN PROFITABLE.

         The Target is a medical device company that has experienced significant operating losses in each year since incorporation on March 9, 1993, primarily due to the cost of substantial research and development of its sole product, the Mobetron. The Target has generated about $7 million in operating revenues to date, and it expects to incur additional operating losses as well as negative cash flows from operations through the fiscal year ending September 30, 2004. The Target's ability to achieve profitability will depend upon its successful commercial marketing of the Mobetron and its effectively making the transition to a manufacturing and marketing company. It is possible that the Mobetron and any other products of the Target will never gain full commercial acceptance, and as a result the Target may never generate significant revenues or achieve or maintain profitability.

THE TARGET HAS SIGNIFICANT ADDITIONAL CAPITAL NEEDS.

         The Target has expended, and will continue to expend, substantial funds on development, marketing, research, and commercialization related to the Mobetron. At present, the Target receives liquidity from proceeds from the sale of securities, funding from strategic partners, and payments by distributors and customers.

         However, the Target currently lacks the working capital to continue in business for more than about three months and has obligations described above that it may not be able to meet. The Target is attempting to raise funding privately to sustain it through the merger and will need to raise additional working capital after the merger to sustain the business. Any additional secured debt financing would require the consent of its senior lender. Equity or debt financing may not be available on terms favorable to the Target or at all, in which case the Target may be unable to meet its expenses, either before or after the merger.

THE TARGET'S SINGLE PRODUCT IS SUBJECT TO UNCERTAIN MARKET ACCEPTANCE.

         To date, the Target has delivered nine Mobetron units to: the University of California-San Francisco, University Hospitals of Cleveland, University of Louisville Hospital, University of Tokyo, University of North Carolina, Methodist Hospital of Indianapolis, Mayo Clinic of Arizona, Jagiellonian University Hospital in Krakow, Poland, and Catharina Ziekenhuis in Eindhoven, the Netherlands. The Target has not yet manufactured, marketed, or sold the Mobetron in full commercial quantities. There can be no assurances that the Mobetron will gain broad commercial acceptance or that commercial viability will be achieved; that future research and development related to the Mobetron system will be successful or produce commercially salable products; that other products under development by the Target will be completed or commercially viable; or that hospitals or other potential customers will be willing to make the investment necessary to purchase the Mobetron or other products under development by the Target, or be willing to comply with applicable government regulations regarding their use.

THE  TARGET  IS  DEPENDENT  ON  KEY  SUPPLIERS  AND  HAS  LIMITED  MANUFACTURING
EXPERIENCE.

         The Target has entered into an exclusive agreement with CDS Group for the manufacture of the Mobetron System, while the accelerator component of the Mobetron is manufactured to its specifications by American Science & Engineering, Inc. ("AS&E"), Santa Clara, California. Though members of management have extensive experience in manufacturing, to date the Target has not itself manufactured the Mobetron system. The Target does not have experience manufacturing its products in the volumes that will be necessary for the Target to achieve significant commercial sales. Any significant interruption in the Target's relationship with AS&E, CDS Group, or any other key suppliers, including subcontractors, would have a material adverse effect on the Target's ability to manufacture the Mobetron and, therefore, on its business, financial condition, and results of operation.

         The Target expects to retain the rights to manufacture certain Mobetron accessories, options, and disposable medical devices. The Target may encounter difficulties in scaling up the production of the Mobetron or in hiring and training additional personnel to manufacture the Mobetron in commercial quantities.

         The Target intends to do its own final testing of the Mobetron. This testing requires a specialized test facility. The Target currently has access to test facilities which it believes to be adequate for testing the Mobetrons produced by CDS Group through July 15, 2005. The Target is working on obtaining additional test facilities. The inability of the Target to locate additional test facilities would likely have a material adverse effect on the Target's ability to manufacture the Mobetron and, therefore, on its business, financial condition, and results of operation.

THE TARGET IS SUBJECT TO INTENSE COMPETITION.

         Conventional linear accelerator manufacturers have more substantial histories, backgrounds, experience, and records of successful operations; possess greater financial, technical, marketing, and other resources; and have more employees and more extensive facilities than the Target now has, or will have in the foreseeable future. These companies have sold one or two modified conventional accelerators and could continue to offer essentially the same type of conventional unshielded system. Additionally, two other manufacturers, Hytesis and Liac, are known to the Target to have developed systems that are light enough for operating room use.

         The possibility of significant competition from other companies with substantial resources also exists. The cancer treatment market is subject to intense research and development efforts all over the world, and the Target can face competition from competing technologies that treat cancer in a different manner. It is also likely that other competitors will emerge in the markets that the Target intends to commercialize. There can be no assurances that the Target's competitors will not develop technologies or obtain regulatory approval for products that may be more effective than the Target's products, and that Target's technologies and products would not be rendered less competitive or obsolete by such developments.

THE TARGET'S INDUSTRY IS SUBJECT TO RAPID, UNPREDICTABLE, AND SIGNIFICANT TECHNOLOGICAL CHANGE.

         The medical device industry is subject to rapid, unpredictable, and significant technological change. The Target's business is subject to competition in the U.S. and abroad from a variety of sources, including universities, research institutions, and medical device and other companies.
Many of these potential competitors have substantially greater technical, financial, and regulatory resources than the Target does and are accordingly better equipped to develop, manufacture, and market their products. If these companies develop and introduce products and processes competitive with or superior to the Target's products, the Target may not be able to compete successfully against them.

THE TARGET MAY BE UNABLE TO PROTECT ITS PATENTS AND PROPRIETARY TECHNOLOGY.

         The Target's ability to compete effectively in the marketplace will depend, in part, on its ability to protect its intellectual property rights. The Target relies on patents, trade secrets, and know-how to establish and maintain a competitive position in the marketplace. The enforceability of medical device or other patents, however, can be uncertain. Any limitation or reduction in its rights to obtain or enforce our patents could have a material adverse effect on its ability to maintain or protect its intellectual property rights.

THE TARGET MAY UNKNOWINGLY INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES AND THEREBY EXPOSE OURSELVES TO SUIT.

         The Target attempts to avoid infringing known proprietary rights of third parties in its product development efforts. However, the Target has not conducted and does not conduct comprehensive patent searches to determine whether the technology used in its products infringes patents held by third parties. In addition, it is difficult to proceed with certainty in a rapidly evolving technological environment in which there may be numerous patent applications pending, many of which are confidential when filed, with regard to similar technologies.

         If the Target were to discover that its products violate third-party proprietary rights, there can be no assurance that it would be able to obtain licenses to continue offering such products without substantial reengineering or that any effort to undertake such reengineering would be successful, that any such licenses would be available on commercially reasonable terms, if at all, or that litigation regarding alleged infringement could be avoided or settled without substantial expense and damage awards. Any claims against the Target relating to the infringement of third-party proprietary rights, even if not meritorious, could result in the expenditure of significant financial and managerial resources and in injunctions preventing the Target from distributing certain products. Such claims could materially adversely affect the Target's business, financial condition, and results of operations.

THE TARGET IS SUBJECT TO EXTENSIVE GOVERNMENT REGULATION.

         The development, testing, manufacturing, and marketing of the Target's Mobetron are regulated by the United States Food and Drug Administration
("FDA"), which requires government clearance of such products before they are marketed. The Target filed and received 510(k) pre-market notification clearance from the FDA in July 1998. The Target received clearance for sales in Japan ("JIS") in May 2000, and received European EC Certificate approval ("CE Mark") on October 12, 2001. However, the Target may need to obtain additional approvals from the FDA or other governmental authorities if they decide to change or modify the Mobetron. In that case, the FDA or other authorities may not grant any new approvals. In addition, if they fail to comply with FDA or other regulatory standards, they could be forced to withdraw their products from the market or be sanctioned or fined.

         The Target is also subject to federal, state, and local regulations governing the use, generation, manufacture, and testing of radiation equipment, including periodic FDA inspections of manufacturing facilities to determine compliance with FDA regulations. In addition, the Target must comply with federal, state, and local regulations regarding the manufacture of healthcare products and radiotherapy accelerators, including Good Manufacturing Practice ("GMP") regulations, Suggested State Regulations for the Control of Radiation ("SSRCR"), and International Electrotechnical Committee ("IEC") requirements, and similar foreign regulations and state and local health, safety, and environmental regulations. In addition, they may not be able to identify and retain manufacturers on commercially acceptable terms, if at all, and any manufacturers they do retain might not be able to meet all relevant regulatory requirements. Although the Target believes that it has complied in all material respects with applicable laws and regulations, there can be no assurances that the Target will not be required to incur significant costs in the future in complying with manufacturing and environmental regulations. Any problems with their ability to meet regulatory standards could prevent the Target from marketing the Mobetron or other products.

THE TARGET EXPECTS TO BE HIGHLY DEPENDENT ON OVERSEAS SALES.

         The Target believes that the majority of its sales over at least the next two years will be made to overseas customers. The Target's business, financial condition, and results of operations could be materially adversely affected by changes in the political or economic climates, laws, regulations, tariffs, duties, import quotas, or other trade policies in the United States or foreign countries.

         Additionally, the Target has limited experience in many of the foreign markets in which it plans to sell its goods and services. To succeed, the Target will need to expand its presence overseas by hiring addition staff and opening overseas offices to meet its sales, manufacturing, and customer support goals. No assurance can be given that the Target can meet these goals. An inability to expand its overseas presence could have a material adverse affect on the Target's business, financial condition, and results of operations.

IF THE TARGET'S REVENUE STREAM WERE TO BECOME MORE DEPENDENT UPON THIRD PARTY PAYORS SUCH AS INSURANCE COMPANIES, THEIR REVENUES COULD DECREASE AND THEIR BUSINESS COULD SUFFER.

         The system of health care reimbursement in the United States is being intensively studied at the federal and state level. There is a significant probability that federal and state legislation will be enacted that may have a material impact on the present health care reimbursement system. If, because of a change in the law or other unanticipated factors, certain third party payors (primarily insurance companies) were to become a more substantial source of payment for the Target's products in the future, the Target's revenues may be adversely affected. This is because such providers commonly negotiate or legislate cost structures below the prevailing market rate and typically negotiate payment arrangements which are less advantageous than those available from private payors. Payment by third party payors could also be subject to substantial delays and other problems related to receipt of payment. The health care industry, and particularly the operation of reimbursement procedures, has been characterized by a great deal of uncertainty, and accordingly no assurance can be given that third party payors will not become a significant source of payment for the Target's products, or that such a change in payment policies will not occur. Any of these factors could have a material adverse effect on the Target's business and financial condition and affect the Target's ability to make interest and principal payments under the Target's notes. There can be no assurances that such legislation will not restrict hospitals' ability to purchase equipment such as the Mobetron or that such legislation will not have a material adverse effect on the Target's ability to sell the Mobetron and the Target's business prospects and financial condition.

THE TARGET COULD BE SUBJECT TO PRODUCT LIABILITY CLAIMS FOR WHICH IT HAS NO INSURANCE COVERAGE.

         The manufacture and sale of the Target's products entails the risk of product liability claims. Although the Target has obtained product liability insurance prior to commercially marketing its products, product liability insurance is expensive and may not be available to the Target in the future on acceptable terms or at all. To date, the Target has not experienced any product liability claims. A successful product liability claim against the Target in excess of its insurance coverage could have a material adverse effect on the Target's business, financial condition, and results of operations.

THE TARGET IS SUBSTANTIALLY DEPENDENT ON CERTAIN KEY EMPLOYEES.

         The Target believes that its success will depend to a significant extent upon the efforts and abilities of a relatively small group of management personnel, particularly Donald Goer, PhD, Chief Executive Officer of the Target. The loss of the services of one or more of these key people could have a material adverse effect on the Target. The Target has employment agreements with Mr. Goer and one other employee and has not purchased "key person" life insurance.

         The Target's future success will also depend upon its ability to continue to attract and retain qualified personnel to design, test, market, and service its products and manage its business. There is significant competition for these technical and management employees. There can be no assurance that the Target will be successful in attracting and retaining such personnel.

THE TARGET'S LIMITED RESOURCES MAY PREVENT IT FROM DEVELOPING ADDITIONAL PRODUCTS OR SERVICES.

         The Target has limited financial, management, research, and development resources. Plans by the Target to develop additional products and services may require additional management or capital which may not be available at the appropriate time or at a reasonable cost. In addition, these products and services may divert management and research and development resources from the development and marketing of the Mobetron system which would adversely impact the revenue and potential earnings of the Target.

FORWARD LOOKING STATEMENTS

         This Proxy Statement contains forward-looking statements that address, among other things, corporate strategy, acquisition and expansion strategy, development of products and services, projected capital expenditures, liquidity, development of additional revenue sources, development and maintenance of profitable marketing and distribution alliances, market acceptance of the Target's products including the Mobetron, acquisition and/or development of profitable new international business and the acceptance of the surviving corporation's products, technological advancement, ability to develop a market for its products and global expansion and risk factors. These forward-looking statements include information about possible or assumed future results of our operations or the performance of the surviving company after the merger is completed.

         These statements may be found in the sections of this Proxy Statement entitled "Summary," "Risk Factors," "Certain Information Concerning the Company
- Management's Discussion and Analysis of Financial Condition and Results of Operations," "Certain Information Concerning the Target" and in this Proxy Statement generally and in other documents to which we refer you that are subject to risks and uncertainties.

         When we use any of the words "believes," "expects," "anticipates," "intends," "estimates" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the actual financial results and performance of each of our companies after the merger, and these factors or events could cause those results or performance to differ materially from those expressed in our forward-looking statements. The surviving company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including all the risks discussed in "Risk Factors" and elsewhere in this Proxy Statement.

                                  INTRODUCTION

PURPOSE OF PROXY STATEMENT

         This Proxy Statement is being furnished to you by Intraop Medical Corporation, a Nevada corporation (the "COMPANY"), in connection with the solicitation of the Written Consent of the Company's Stockholders (attached hereto as APPENDIX E) to approve the following:

o a merger in which Intraop Medical, Inc., a Delaware corporation, will merge with and into the Company, with the Company continuing as the surviving corporation, and all of the transactions contemplated by the Merger Agreement (defined below) attached hereto as APPENDIX A;

o the Amended and Restated Articles of Incorporation of the Company, as the surviving corporation, attached as EXHIBIT B to the Merger Agreement attached hereto as APPENDIX A;

o the Amended and Restated Bylaws of the Company, as the surviving corporation, attached as Exhibit C to the Merger Agreement attached hereto as APPENDIX A.

SOLICITATION OF WRITTEN CONSENT

         This solicitation of your Written Consent is being made by the Board of Directors of the Company. The expense of the solicitation will be paid by the Company.

MERGER OF INTRAOP MEDICAL INC., A DELAWARE CORPORATION, WITH AND INTO INTRAOP MEDICAL CORPORATION, A NEVADA CORPORATION.

         Pursuant to an Agreement and Plan of Reorganization dated as of February 24, 2004 (the "MERGER AGREEMENT") entered into by and among Intraop Medical Corporation, a Nevada corporation (the "COMPANY") and Intraop Medical, Inc., a Delaware corporation (the "TARGET"), the Target will be merged with and into the Company, with the Company remaining as the surviving corporation (the "SURVIVING CORPORATION") and the Target's corporate existence ceasing to exist (the "MERGER").

         Pursuant to the Merger Agreement, each of the issued and outstanding shares of Target's preferred stock, $0.001 par value ("TARGET PREFERRED STOCK"), and Target's common stock, $0.001 par value (the "TARGET COMMON STOCK") (collectively, the Target Preferred Stock and the Target Common Stock are referred to herein as the "TARGET CAPITAL STOCK"), at the Effective Time (as defined below) of the Merger, will be cancelled and extinguished and automatically converted into the right to receive one (1) corresponding share of Company common stock, $0.001 par value (the "COMPANY COMMON STOCK"). The Company Common Stock to be issued in the Merger shall be referred to herein as the "MERGER CONSIDERATION."

         At the Effective Time of the Merger, the Company will in accordance to an Agreement for the Purchase of Common Stock Dated October 3, 2003, (as amended) by and between David Shamy and Peyton Chandler & Sullivan, Inc. ("PCS"), and certain affiliates of PCS (the "Principal Shareholder Agreement"), cause up to 19,932,265 shares of Company Common Stock held by David Shamy to be canceled and extinguished, as directed by the Target. According to the Merger Agreement, the Target will have the right to dictate to the Company the amount of shares of the Company Common Stock held by David Shamy to be canceled. Mr. Shamy has received remuneration for his agreement to cancel such shares. It is currently expected that all 19,932,265 of such shares will be cancelled.

         PCS, a financial advisory and consulting firm, and its affiliates under the Principal Shareholder Agreement own as of July 13, 2004, an aggregate of 1,927,839 shares of the Company's common stock and PCS is also entitled to receive up to 350,000 shares of the Company's Common Stock in the Merger for rendering financial advisory and consulting services to the Target.

         In addition,  at the Effective Time (as defined  herein) of the Merger,
(i) each Target warrant ("TARGET WARRANT") outstanding and unexercised as of the Effective Time (as defined herein) will be assumed by the Company and (ii) each Target convertible note ("TARGET CONVERTIBLE NOTE") outstanding and unconverted as of the Effective Time (as defined herein) will be assumed by the Company. Furthermore, all options to purchase Target Common Stock (whether vested or unvested) then outstanding under the Target Stock Option Plan (the "TARGET
OPTIONS") at the Effective Time (as defined herein) will be assumed by the Company and will continue to have, and be subject to, the same terms and conditions set forth in the Target Stock Option Plan and any other document governing such Target Option immediately prior to the Effective Time (as defined herein), and any restriction on the exercisability of such Target Option will continue in full force and effect, and the term, exercisability, vesting schedule and other provisions of such Target Option will remain unchanged. If the Merger is approved, all Target warrants and options outstanding and unexercised as of the Effective Time (as defined below) will become exercisable for shares of the Surviving Corporation.

         Unless the Merger Agreement is earlier terminated, the closing of the Merger (the "CLOSING") will take place as promptly as practicable, but no later than 3 business days, following satisfaction or waiver of the conditions to Closing set forth in the Merger Agreement. The date upon which the Closing actually occurs is herein referred to as the "CLOSING DATE." The parties currently expect that the Closing Date will occur on August __, 2004.

         In connection with the Merger, and effective as of the Effective Time (as defined herein), the articles of incorporation and bylaws of the Surviving Corporation will be amended and restated in the form as is attached as EXHIBIT B and EXHIBIT C to the Merger Agreement hereto as APPENDIX A.

         Following the Merger, the Company's amended and restated articles of incorporation will authorize the Company to issue up to 100,000,000 shares of common stock, with a par value of $.001 per share. The shares of common stock do not have any pre-emptive rights and the Company is not authorized to issue any other class of shares. The Board currently has no agreement or plan to sell any of these shares. The purpose for the authorization of such shares is to enable the Company to raise equity capital to finance its operations, from time to time, as determined by the Board and at such price as fixed by the Board.

--------------------------------------------------------------------------------
         This Proxy Statement is being furnished to the Stockholders of the Company in connection with obtaining their approval of the Merger, the Merger Agreement and the transactions contemplated thereby. The Company is soliciting the written consent in favor of the Merger from all of its Stockholders.

         Under the Company's Articles of Incorporation and in compliance with Nevada law, approval of the Merger and adoption of the Amended and Restated Articles of Incorporation and the Bylaws by the Company's Stockholders requires the affirmative vote of the persons holding a majority of the outstanding shares of the Company Common Stock entitled to vote.
--------------------------------------------------------------------------------

         STOCKHOLDERS WHO DO NOT VOTE IN FAVOR OF THE MERGER ARE ENTITLED TO EXERCISE THEIR DISSENTERS' RIGHTS WITH RESPECT TO THE MERGER UNDER NEVADA LAW. A SHAREHOLDER WHO PERFECTS DISSENTERS' RIGHTS TO THE MERGER WITH RESPECT TO HIS OR HER SHARES WOULD BE ENTITLED TO AN AMOUNT EQUAL TO THE FAIR MARKET VALUE OF THE SHARES AS OF THE DAY BEFORE THE FIRST ANNOUNCEMENT OF THE TERMS OF THE PROPOSED MERGER.

         BY EXECUTING THE ENCLOSED WRITTEN CONSENT AND RETURNING THE SAME, YOU WILL INDICATE YOUR CONSENT TO THE TRANSACTIONS DESCRIBED HEREIN, INCLUDING THE MERGER, AND WILL NOT BE ELIGIBLE FOR DISSENTERS' RIGHTS. PLEASE SEE "THE MERGER
- RIGHTS OF DISSENTING STOCKHOLDERS."

         THE BOARD OF  DIRECTORS  OF THE COMPANY HAS  UNANIMOUSLY  APPROVED  THE
MERGER, THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND RECOMMENDS APPROVAL THEREOF BY THE STOCKHOLDERS.

                         INFORMATION CONCERNING CONSENTS

CONSENT NEEDED

         THE MERGER. Under the provisions of the Articles of Incorporation of the Company, the Nevada Revised Statutes and the Merger Agreement the consent of a majority of the holders of outstanding shares of the Company Common Stock entitled to vote is required to approve the Merger and the Merger Agreement, and to approve the adoption of the amended and restated articles of incorporation of the Surviving Corporation.

         As of March 31, 2004 (the "RECORD DATE"), an aggregate of 22,284,000 shares of Company Common Stock were outstanding and entitled to vote. Each holder of Company Common Stock will be entitled to one vote, for each share standing in its name on the books of the Company as of the Record Date. Mr. Shamy currently is the record holder of 20,000,000 of our shares and the beneficial owner of an additional 30 shares.

         The Merger and the Merger Agreement will be submitted to the approval of the Target's stockholders entitled to vote.

         ARTICLES AND BYLAWS. The Nevada corporations code requires the consent of a majority of the outstanding shares entitled to vote to approve the Company's Amended and Restated Articles of Incorporation and Restated Bylaws.

         THE COMPANY REQUESTS THAT EACH SHAREHOLDER READ AND RESPOND TO THIS SOLICITATION PROMPTLY IN ORDER TO MEET SUCH SHAREHOLDER APPROVAL CONDITION TO THE COMPANY'S OBLIGATION TO CONSUMMATE THE MERGER. PLEASE REVIEW THESE MATERIALS AND RETURN YOUR WRITTEN CONSENT AS SOON AS POSSIBLE. YOUR WRITTEN CONSENT IS REVOCABLE AT ANY TIME DURING THE 20-DAY SOLICITATION PERIOD.

BOARD OF DIRECTORS' RECOMMENDATION

         THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE MERGER, THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY (INCLUDING THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND RESTATED BYLAWS OF THE SURVIVING CORPORATION) AND RECOMMENDS APPROVAL THEREOF BY THE STOCKHOLDERS.

         The Board of Directors of the Company (the "COMPANY BOARD") has determined that the Merger, the Merger Agreement attached hereto as APPENDIX A, the adoption of the Amended and Restated Articles of Incorporation and Restated Bylaws of the Surviving Corporation in the form as is attached as EXHIBITS B AND C to the Merger Agreement attached hereto as APPENDIX A and the transactions contemplated thereby are fair to, and in the best interests of, the Company and its Stockholders. The terms of the Merger and the Merger Agreement resulted from arms-length negotiations conducted between the representatives of the Company and the Target.

BACKGROUND OF THE PROPOSED MERGER

         The potential transaction between the Company and the Target was the result of an introduction provided by PCS as part of its financial advisory and consulting services for the Target. At the time the Company had been considering abandoning its previous business of on-line investor education and the Target was looking for a public merger partner. After the initial introduction and a due diligence process the parties negotiated and signed the Merger Agreement, which was approved by the Company's Board on February 24, 2004 and by the Target's Board on February 12, 2004.

                                   THE MERGER

         The description of the Merger Agreement and the Merger contained in this Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the copy of the Merger Agreement, the full text of which is attached hereto as APPENDIX A and is incorporated herein by reference. Company Stockholders should read the entire Merger Agreement carefully. Reference should be made to the Merger Agreement, and the exhibits thereto, for a complete description of the terms of the Merger. Any capitalized terms used in connection with the description of the Merger Agreement and the Merger under this heading ("The Merger") and not otherwise defined herein shall have the same meanings given to them in the Merger Agreement.

MATERIAL FEATURES OF THE MERGER.

         PARTIES TO THE MERGER.

         Intraop Medical Corporation (the Company) is a Nevada corporation with its principal executive office located at 7408 Comstock Circle, Salt Lake City, Utah 84121. The Company was initially organized to engage in the consulting and seminar business. The Company has not generated any revenues from its consulting and seminar business. In September 2003, the Company, in anticipation of negotiating the merger with Intraop Medical, Inc. (the Target) formally abandoned its consulting and seminar business operations.

         Intraop Medical, Inc. (the Target) is a privately-held Delaware corporation, with its principal executive office located at 3170 De la Cruz Blvd., Suite 108, Santa Clara, California 95054. Intraop Medical, Inc. manufactures, markets, and distributes the Mobetron, a proprietary medical device used in the Intraoperative Radiation Therapy as therapy for a wide range of cancers.

         EFFECTIVE TIME OF MERGER. Unless the Merger Agreement is earlier terminated pursuant to its terms, the Closing will take place as promptly as practicable, but no later than 3 business days, following satisfaction or waiver of the conditions to Closing set forth in the Merger Agreement. In connection with the Closing, the Merger shall be consummated by the filing of the Articles of Merger with the Secretaries of State of the States of Nevada and Delaware, in accordance with the relevant provisions of applicable Nevada Law and Delaware Law (the time of the later of such filing being referred to herein as the "EFFECTIVE TIME").

         EFFECT OF THE MERGER. At the Effective Time, the Target will be merged with and into the Company. The Company will continue as the Surviving Corporation of the Merger and the separate corporate existence and identity of the Target will cease. At the Effective Date, and subject to the Merger Agreement, the Articles of Merger and the applicable provisions of the Nevada Law and Delaware Law, all the property, rights, privileges, powers, and franchises of the Target will vest in the Surviving Corporation, and all debts, liabilities and duties of the Target will become the debts, liabilities, and duties of the Surviving Corporation.

         CONVERSION OF THE TARGET CAPITAL STOCK. Pursuant to the Merger Agreement, at the Effective Time, each one (1) share of the Target Common Stock issued and outstanding immediately prior to the Effective Date will be cancelled and extinguished and automatically converted into the right to receive one (1) share of Company Common Stock. Likewise, at the Effective Time, each one (1) share of Target Preferred Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive one (1) share of Company Common Stock.

MANAGEMENT OF THE SURVIVING CORPORATION FOLLOWING THE MERGER

         DIRECTORS  AND OFFICERS OF THE SURVIVING  CORPORATION.  Pursuant to the
Merger Agreement, at the Effective Time, the directors and officers of the Target prior to the Effective Time will be the directors and officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified. As of the date of this Proxy Statement the following are the officers and directors of the Target: Donald A. Goer (Chief Executive Officer, President, and Director); John P. Matheu (Director); Mary Louise Meurk (Secretary and Director);; Theodore L. Phillips, M.D. (Director); and Howard Solovei (Chief Financial Officer), Richard Simon (Vice President of Operations). In addition, Mr. Michael Friebe will be joining the Board of Directors on the effective date of the Merger. See "Certain Information Concerning the Target - Management" for more information.

         The Target's directors, executive officers and affiliates owned no shares of the Company common stock of the record date. On completion of the Merger, the proposed officers and directors of the surviving corporation and their affiliates will own approximately 12.0% of the Surviving Corporation's approximately 21,000,000 fully diluted shares (including shares and shares which can be obtained by exercising warrants, options and convertible notes) if the Company cancels all 19,932,265 shares of Company Common Stock owned by David Shamy.

         AMENDED AND RESTATED ARTICLES OF INCORPORATION AND RESTATED BYLAWS OF THE COMPANY

         The Merger Agreement provides that at the Effective Time, the Articles of Incorporation of the Surviving Corporation will be amended and restated in its entirety in the form as is attached as EXHIBIT B to the Merger Agreement attached hereto as APPENDIX A. The Company Board believes that it is in the best interests of the Stockholders to approve the adoption of the Amended and Restated Articles of Incorporation and authorize their filing together with the Merger Articles, effective upon the Effective Time.

COMPARISON OF THE CURRENT ARTICLES OF INCORPORATION TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

         The current Articles of Incorporation of the Company authorized the Company to issue 50,000,000 shares of common stock at a par value of $0.001 per share. The Amended and Restated Articles of Incorporation of the Company increases the authorized common stock of the Company to 100,000,000 shares at a par value of $0.001 per share. In addition, the Amended and Restated Articles of Incorporation provide for elimination of liability of directors of the Company to the fullest extent permissible under Nevada law and authorization for the Company to provide indemnification of officers, directors, employees and agents subject to certain limitations.

         COMPARISON OF THE CURRENT BYLAWS TO THE RESTATED BYLAWS.

The Amended and Restated Bylaws differ in certain respects from the current Bylaws. Among others, the Amended and Restated Bylaws set the office of the Company to the Target's current principal place of business in Santa Clara and set the fiscal year end to be September 30. Regarding the number of directors, the current Bylaws provided that initially there will be one director and thereafter the number of directors may be increased to not more than nine directors by resolution of the board of directors. The Amended and Restated Bylaws provide that the number of directors that will constitute the whole board should be at least one and does not place any further limitations on the number of directors. With respect to the voting powers of the Stockholders, both the current Bylaws and the Amended and Restated Bylaws provide that every stockholder of record will be entitled to one vote for each share of stock standing in his or her name on the books of the Company and that there will be no cumulative voting. Pursuant to the Amended and Restated Bylaws, annual meetings of stockholders will be held on such date and time as the board of directors may determine.

                  The current Bylaws allow for certain indemnification of any person made a party or involved in any civil, criminal or administrative action, suit or proceeding by reason of the fact that such person was a Director, officer, or employee of the Company. Although the Amended and Restated Bylaws do not have any indemnification provisions, the Amended and Restated Articles of Incorporation provide for elimination of liability of directors for monetary damages to and for indemnification of officers, directors, employees or agents to the extent permissible under Nevada law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable.

         In addition, the Bylaws of the Surviving Corporation will be amended and restated in their entirety in the form as is attached as EXHIBIT C to the Merger Agreement attached hereto as APPENDIX A.

CONDITIONS TO THE MERGER PURSUANT TO THE MERGER AGREEMENT

         CONDITIONS TO OBLIGATIONS OF THE COMPANY AND THE TARGET TO EFFECT THE MERGER. The consummation of the Merger is subject to satisfaction at or prior to the Effective Date of the following conditions (any of which may be waived in writing by agreement of all parties to the Merger Agreement):

         (a) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be and remain in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending, which would have a Material Adverse Effect on either the Company or on the Company combined with the Surviving Corporation after the Effective Time, nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

         (b) Governmental Approval. The Company and Target, and their respective subsidiaries and other stockholders of Target, as applicable, shall have timely obtained from each Governmental Entity all approvals, waivers and consents, if any, necessary for consummation of or in connection with the Merger and the several transactions contemplated hereby, including such approvals, waivers and consents as may be required under the Securities Act, under state Blue Sky laws, other than filings and approvals relating to the Merger or affecting Company's ownership of Target or any of its properties if failure to obtain such approval, waiver or consent would not have a Material Adverse Effect on Company after the Effective Time.

         (c) Securities Laws. The issuance of the Merger Consideration by the Company in accordance with the Merger Agreement will be exempt from registration with the Securities and Exchange Commission and no other filings, approvals, registrations, or qualifications shall be required under applicable federal or state securities laws for the consummation of the merger in accordance with the Merger Agreement.

         (d) Shareholder Approval. The Merger Agreement, the Merger and the transactions contemplated in the Merger Agreement shall be approved and adopted by the stockholders of both Company and the Target by the requisite vote under applicable law and the Company's Articles of Incorporation and Target's Certificate of Incorporation.

         ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF TARGET. The obligations of the Target to consummate and effect the Merger Agreement and the transactions contemplated thereby are subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by the Target:

         (a) Representations, Warranties and Covenants. The representations and warranties of the Company in the Merger Agreement (i) shall be true and correct in all material respects except that representations and warranties qualified by materiality shall be true and correct to the extent of such qualification on and as of the date of the Merger Agreement and (ii) shall be true and correct on and as of the Closing as though such representations and warranties were made on and as of such time except to the extent that any such failure to be true and correct (without regard to any qualification as to materiality contained in such representation or warranty) would not be reasonably likely to have a Material Adverse Effect on Target nor materially and adversely affect the consummation of the Merger (except, in any case, for such representations and warranties that speak specifically as of the date of the Merger Agreement or as of another date, which shall be true and correct as of such date).

         (b) Performance of Obligations. The Company shall have performed and complied in all material respects with all covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by it as of the Closing.

         (c) Certificate of Officers. Target shall have received a certificate executed on behalf of the Company by the chief executive officer and chief financial officer of the Company certifying that the conditions set forth in
Section 6.2(a) and Section 6.2(b) of the Merger Agreement have been satisfied.

         (d) Third Party Consents. All consents or approvals listed in Schedule 6.2(d) of the Merger Agreement, if any, shall have been obtained and shall be in full force and effect.

         (e) No Governmental Litigation. There shall not be pending or threatened any legal proceeding in which a Governmental Entity is or is threatened to become a party or is otherwise involved, and no party hereto shall have received any communication from any Governmental Entity in which such Governmental Entity indicates the probability of commencing any legal proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger; (b) relating to the Merger and seeking to obtain from the Company or any of its subsidiaries or Target, any damages or other relief that would be material to the Company or Target; (c) seeking to prohibit or limit in any material respect Target's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Company; or (d) which would materially and adversely affect the right of the Company or Target to own the assets or operate the business of Target.

         (f) No Other Litigation. There shall not be pending any legal proceeding: (a) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement; (b) relating to the Merger and seeking to obtain from the Company or any of its subsidiaries or Target, any damages or other relief that would be material to the Company or Target; (c) seeking to prohibit or limit in any material respect Target's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Company; or
(d) which would affect adversely the right of Target or the Company to own the assets or operate the business of Target.

         (g) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect on the Company.

         (h)  Officers  and  Director  Resignations.   All  persons  serving  as
directors or officers of the Company shall have resigned such positions effective as of the Closing Date.

         (i) Shareholder Approval. The Merger Agreement, the Merger and the transactions contemplated in the Merger Agreement shall be approved and adopted by the stockholders of the Company by the requisite vote under applicable law and Company's Articles of Incorporation.

         (j) Dissenters' Rights. Not more than ten percent (10%) of the shares of Target Common Stock (including shares of Target Preferred Stock on an as-converted basis) outstanding immediately prior to the Effective Time shall be eligible as Dissenting Shares.

         (k) Due Diligence Review. Target, at the sole discretion of its Board of Directors, shall have determined that it is satisfied with its due diligence review of the Company, including, but not limited to, the Company's SEC Filings, the Company's Tax filings, the Company's Financial Statements, and the curative actions of the Company and related parties in connection with the Merger and the transactions contemplated under the Merger Agreement.

         ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate and effect the Merger Agreement and the transactions contemplated thereby are subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by the Company:

         (a) Representations, Warranties and Covenants. The representations and warranties of Target in the Merger Agreement (i) shall be true and correct in all material respects except that representations and warranties qualified by materiality shall be true and correct to the extent of such qualification on and as of the date of the Merger Agreement and (ii) shall be true and correct on and as of the Closing as though such representations and warranties were made on and as of such time except to the extent that any such failure to be true and correct (without regard to any qualification as to materiality contained in such representation or warranty) would not be reasonably likely to have a Material Adverse Effect on the Company (except, in any case, for such representations and warranties that speak specifically as of the date of the Merger Agreement or as of another date, which shall be true and correct as of such date).

         (b) Performance of Obligations. Target shall have performed and complied in all material respects with all covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by them as of the Closing.

         (c) Certificate of Officers. The Company shall have received a certificate executed on behalf of Target by an officer of Target certifying that the conditions set forth in Sections 6.3(a) and 6.3(b) of the Merger Agreement have been satisfied.

         (d) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect on the Target prior to the Closing Date.

         (e) No Governmental Litigation. There shall not be pending or threatened any legal proceeding in which a Governmental Entity is or is threatened to become a party or is otherwise involved, and no party hereto shall have received any communication from any Governmental Entity in which such Governmental Entity indicates the probability of commencing any legal proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger or (b) relating to the Merger and seeking to obtain from the Company, any damages or other relief that would be material to them.

         (f) Shareholder Approval. The Merger Agreement, the Merger and the transactions contemplated in the Merger Agreement shall be approved and adopted by the stockholders of Target by the requisite vote under applicable law and Target's Certificate of Incorporation.

         REPRESENTATIONS AND WARRANTIES. In the Merger Agreement, the Target makes various representations and warranties relating to, among other things, organization, standing and power, authority, governmental authorization, capital structure, litigation, restrictions on business activities, complete copies of materials and compliance with laws. Except as expressly set forth in the Merger Agreement, Target expressly disclaims any representations, warranties of any kind or nature and otherwise as set forth in the Merger Agreement, specifically disclaims any representation or warranty of merchantability, suitability or fitness for any particular purpose with respect to its assets or properties, or any part thereto, or as to the condition of workmanship thereof, or absence of any defects therein, whether latent or patent.

         In the Merger Agreement, the Company makes various representations and warranties relating to, among other things, its organization, standing and power, authority, SEC documents, capitalization, litigation, absence of certain changes, absence of undisclosed liabilities, compliance with laws, taxes, agreements, contracts and commitments and brokers' and finders' fees.

         DEFINITION OF "MATERIAL ADVERSE EFFECT." The term "Material Adverse Effect" under the Merger Agreement means with respect to an entity any event, change or effect that is materially adverse to the financial condition, properties, assets liabilities , business, operations, results or operations or prospects of such entities and its subsidiaries taken as a whole, other than changes directly caused by (i) conditions affecting national, regional or world economies or (ii) conditions affecting the industries of Target or the Company, as applicable, as a whole.

TERMINATION OF MERGER AGREEMENT

         The Merger Agreement can be terminated at any time prior to the Effective Time for certain reasons including:

         (i)      the mutual written consent of the Company and the Target;

         (ii) by either the Company or the Target if the Merger shall not have been consummated by July 31, 2004, provided that the right to terminate the Merger Agreement is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of or resulted in the failure of the merger to occur on or before such date;

         (iii) by the Company or the Target if there shall be a final nonappealable order, decree or ruling or any other action of a court of competent jurisdiction or governmental entity permanently restricting, enjoining or otherwise prohibiting the Merger, except, if the party relying on such order, decree or ruling or other action has not complied with its obligations under the Merger Agreement;

         (iv) by either the Company or the Target in the event of certain breaches of representations, warranties, covenants or agreements by the other party which causes the closing conditions not to be met and were not cured within ten (10) business days following receipt of the breaching party of written notice of such breach from the other party; or

         (v) by Target, if its Board of Directors determines in its sole discretion that is its not satisfied with its due diligence review of the Company, including, but not limited to, the Company's SEC Filings, the Company's Tax filings, the Company's Financial Statements, and the curative actions of the Company and related parties in connection with the Merger and the transactions contemplated under the Merger Agreement.

WAIVER, EXTENSION AND AMENDMENT

         The Company and the Target may jointly amend the Merger Agreement, and each the Company and the Target by action taken of authorized by their respective Boards of Directors may waive its right to require the other to adhere to the terms and conditions of the merger agreement and may extend the time for the performance of any obligations or other acts of the other parties.

REASONS FOR THE MERGER

         REASONS OF COMPANY. The Company's Board of Directors has approved the Merger in consideration of a number of factors, including among others, the following:

         1. the business, operations, financial condition, competitive position and prospects of the Company;

         2.       current financial market conditions;

         3.       a review of the Company's feasible alternatives to the Merger;
                  and

         4. the principal terms of the proposed Merger, including, among others, the consideration to be received by the Stockholders and the conditions to the parties' obligations to consummate the Merger.

         The Board believes that the best use of Company assets is to find a company in an industry with significant market potential and thereby potentially increase shareholder value. The Company believes that it has found such an industry in the industry for medical devices and believes that the Target's unique product, the Mobetron, will provide the Company an opportunity to increase the Company stockholders' return on investment. The Surviving Corporation will be managed by the officers and directors of the Target who have experience in this field.

         The Company's Board of Directors has unanimously approved the Merger and the Merger Agreement and believes that the terms of the Merger and the Merger Agreement are fair to, and in the best interests of, the Company and its Stockholders, and unanimously recommends that the Stockholders approve the Merger and the Merger Agreement by signing and returning the Written Consent accompanying this Proxy Statement.

         REASONS OF TARGET. The Target's Board of Directors believes that the Merger provides the best means to provide the Target's stockholders with liquidity for their investment and achieve registration of the Stockholders' shares in compliance with the Securities Exchange Act of 1934 as amended (the "EXCHANGE ACT") and, in the future, to gain access to financing in the public securities market.

CAPITAL STRUCTURES OF THE COMPANY AND THE TARGET

         THE COMPANY. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $0.001 par value per share ("COMPANY COMMON STOCK"), of which 22,284,000 shares were issued and outstanding, and 5,000,000 shares of Preferred Stock, $0.001 par value per share ("COMPANY PREFERRED STOCK"), of which none were issued and outstanding. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. There is (i) no subscription, warrant, option, convertible security, or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company or any of its subsidiaries authorized or outstanding, (ii) no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or any of its subsidiaries, and (iii) no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of the capital stock of the Company or any of its subsidiaries or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable federal and state securities laws.

         On the closing of the Merger, as directed by the Target, the Company will cancel up to 19,932,265 shares of its common stock currently owned of record by its principal shareholder, David Shamy. Assuming conversion of all the Target's convertible promissory notes into shares of common stock and based on current assumptions about the conversion of the Target preferred stock into common stock, the Company is expected to issue approximately 14,923,000 shares of common stock to current Target stockholders and convertible note holders on the closing of the merger. In addition, the Company expects to assume options, warrants and rights on conversion of Target notes to acquire up to a total of approximately 2,867,000 shares. Assuming that all of the cancelable shares held by Shamy are cancelled and retired, there is currently expected to be approximately 21,000,000 shares outstanding (fully diluted) on or about the closing date of the Merger (including approximately 858,000 shares issuable for services rendered in connection with the merger).

         THE TARGET. The authorized capital stock of Target consists of 22,000,000 shares of Target Common Stock, par value $0.001 per share, of which there are issued and outstanding 9,195,925 shares, and 5,600,000 shares of Target Preferred Stock, par value $0.001 per share, of which there are issued and outstanding 507,000 shares of Series 1 Preferred Stock, 1,584,750 shares of Series 2 Preferred Stock, 997,017 shares of Series 3 Preferred Stock, and 1,590,000 shares of Series 4 Preferred Stock, all of which series of Preferred Stock are convertible into shares of Target Common Stock pursuant to the terms of the Target's Certificate of Incorporation.

         Also outstanding on the date hereof are the convertible notes, which are convertible in accordance with the terms of the convertible notes into a maximum of 1,422,440 shares of Target Common Stock, and Warrants exercisable for 868,591 shares of Target Common and Preferred Stock. All outstanding shares of Target Common Stock and Target Preferred Stock are duly authorized, validly issued, fully paid, and non-assessable. As of the date hereof, there are 1,019,500 shares of Common Stock reserved for issuance under option agreements (the "TARGET STOCK OPTION PLAN").

         Except for the rights created pursuant to the Merger Agreement and the rights disclosed in the preceding paragraphs, there are no other options, warrants, calls, rights, commitments or agreements of any character to which Target is a party or by which it is bound obligating Target to issue, deliver, sell, repurchase or redeem or cause to be issued, delivered, sold, repurchased or redeemed, any shares of Target Capital Stock or obligating Target to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement.

         All shares of Common Stock issuable upon conversion of the Preferred Stock or upon exercise of the options or warrants described above, will be, when issued pursuant to the respective terms of such Preferred Stock or options or warrants, duly authorized, validly issued, fully paid and nonassessable. There are no other contracts, commitments or agreements relating to voting, purchase, or sale of Target's Capital Stock (i) between or among Target and any of its stockholders and (ii) to Target's knowledge, between or among any of Target's stockholders. All shares of outstanding Target Capital Stock and rights to acquire Target Capital Stock were issued in compliance with all applicable federal and state securities laws.

INTERESTS  OF  COMPANY  MANAGEMENT  IN THE  MERGER AND  POTENTIAL  CONFLICTS  OF
INTERESTS

         David Shamy, one of the Directors of the Company and the Company's principal shareholder has interests in the merger that differ from, or are in addition to, your interests as stockholders of the Company. David Shamy has entered into an Agreement for the Purchase of Common Stock dated as of October 3, 2003 (as amended) pursuant to which David Shamy has agreed that on the closing of the merger the Company can cancel up to 19,932,265 shares of its common stock currently owned of record by the David Shamy. It is currently expected that all 19,932,265 of such shares will be cancelled. Mr. Shamy has received remuneration of approximately $148,000 for his agreement to cancel such shares.

RIGHTS OF DISSENTING STOCKHOLDERS

         APPLICABILITY OF DISSENTING RIGHTS. Because the Company is a Nevada corporation, each shareholder of the Company who does not wish to consent to the Merger, may by complying with Sections 92A.300 to 92A.500 (inclusive) of the Nevada Revised Statutes, as applicable ("NEVADA LAW"), be entitled to dissenters' and appraisal rights as described herein. All of the Company's stockholders who desire to pursue their appraisal rights under the Nevada Law should follow the procedures to perfect such rights as described below under "Nevada Law" and the applicable statutory provisions attached hereto as APPENDIX B.

         IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF THE NEVADA LAW RELATING TO DISSENTERS' AND APPRAISAL RIGHTS, ANY SHAREHOLDER WHO IS CONSIDERING EXERCISING DISSENTERS' OR APPRAISAL RIGHTS SHOULD READ THE APPLICABLE PROVISIONS CAREFULLY AND CONSULT HIS OR HER LEGAL ADVISOR.

         A shareholder who perfects his or her shareholder's appraisal rights, if any, will probably recognize gain or loss in an amount equal to the difference between the "amount realized" and such shareholder's adjusted tax basis in the Company's capital stock.

         NEVADA LAW. Under the Nevada Law, any shareholder may dissent from the Merger and elect to have the fair value of such shareholder's shares immediately before the effectuation of the Merger, plus accrued interest (if any), and excluding any appreciation or depreciation in anticipation of the Merger, provided that such shareholder complies with the provisions of the Nevada Law.

         Section NRS 92A.320 defines "Fair value" with respect to a dissenter's shares, as the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         The following is not a complete description of Nevada Law relating to appraisal rights. More detailed and complete information regarding appraisal rights can be found in Sections 92A.300 to 92A.500 (inclusive) of the Nevada Law, a copy of which is attached hereto as APPENDIX B. You should review this summary and Sections 92A.300 to 92A.500 (inclusive) of the Nevada Law carefully if you wish to exercise appraisal rights, because failure to comply with the required procedures within a certain timeframe will result in loss of your appraisal rights.

         Pursuant to NRS 92A.410, if a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders the corporation must notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them a dissenters' notice, not later than 10 days after the effectuation of the corporate action (the Merger), (i) stating where the demand of payment must be sent and where and when certificates, if any, for shares must be deposited, (ii) informing the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received, (iii) supplying a form for demanding payment, (iv) setting a date by which the corporation must receive the demand for payment, which may not be less than 30 days no more than 60 days after the date the notice is delivered, and (v) enclosing a copy of NRS 92A.300 to 92A.500 (inclusive). Nevada law does not provide that a stockholder's failure to consent to the proposed Merger will be deemed a waiver of such stockholder's dissenter's rights.

         A shareholder to whom a dissenters' notice is sent must (i) demand payment, (ii) certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice for this certification, and (iii) deposit his certificates, if any, in accordance with the terms of the notice.

         Unless a Company shareholder acquired his or her shares on or after the date the Company sent the dissenters' notice, the Company must calculate the fair value of the shares plus interest, and within 30 days of the date the Company receives the demand, pay this amount to the dissenting stockholders who properly exercised dissenters' rights and deposited certificates with the Company. If the Company does not pay within 30 days, the dissenting shareholder may enforce in court the Company's obligation to pay. The payment must be accompanied by (i) the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, statement of income for such fiscal year, statement or changes in the stockholders' equity for such fiscal year, and latest interim financial statements, if any, (ii) a statement of the Company's estimate of the fair value of the shares, (iii) an explanation of how the interest was calculated, (iv) a statement of dissenters' rights to demand payment and (v) a copy of NRS 92A.300 to 92A.500 (inclusive).

         Within 30 days of the time the Company pays or offers to pay a dissenting shareholder for his or her shares, the dissenting shareholder has the right to challenge the Company's calculation of the fair value of the shares and interest due, and must notify the Company by demand in writing of the amount that the dissenting shareholder believes to represent the true fair market value of and interest due on the shares. If the Company and the dissenting shareholder are unable to settle on an amount, the Company shall commence a proceeding within 60 days after receiving the demand from the dissenting shareholder and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the 60-day period, the Company is obligated to pay the dissenting shareholder the amount demanded less any amount already paid to the dissenting shareholder, plus interest. All dissenting stockholders are entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest.

         STOCKHOLDERS CONSIDERING SEEKING APPRAISAL SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER SECTIONS 92A.300 TO 92.A.500 (INCLUSIVE) OF THE NEVADA REVISED STATUTES COULD BE MORE THAN, THE SAME AS OR LESS THAN THE MERGER CONSIDERATION THEY WOULD RECEIVE PURSUANT TO THE MERGER IF THEY DID NOT SEEK APPRAISAL OF THEIR SHARES. FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN SECTIONS 92A.300 TO 92.A.500 (INCLUSIVE) OF THE NEVADA REVISED STATUTES WILL RESULT IN THE LOSS OF A SHAREHOLDER'S STATUTORY APPRAISAL RIGHTS. CONSEQUENTLY, ANY SHAREHOLDER WISHING TO EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE SUCH RIGHTS.

                                  RISK FACTORS

         ANY DECISION BY THE STOCKHOLDERS OF THE COMPANY TO APPROVE THE MERGER WILL INVOLVE A CERTAIN DEGREE OF RISK. THE STOCKHOLDERS OF THE COMPANY SHOULD THEREFORE CAREFULLY CONSIDER, AMONG OTHER POTENTIAL

RISKS, THE RISK FACTORS DESCRIBED IN "THE SUMMARY - RISK FACTORS" AS WELL AS THE OTHER INFORMATION INCLUDED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. THIS PROXY STATEMENT MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED.

                      NUMBER OF STOCKHOLDERS; VOTE REQUIRED

STOCKHOLDERS OF THE COMPANY

         NUMBER OF STOCKHOLDERS. As of the Record Date, the outstanding shares of Company Common Stock were held by 74 Stockholders of record.

         VOTE REQUIRED. The consent of each of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote is required to approve (i) the Merger, (ii) the Merger Agreement and the transactions contemplated thereby pursuant to applicable law and (iii) the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws. Each share of Company Common Stock is entitled to one vote on the approval of the Merger.

         The Company requests that each Shareholder read and respond to this distribution promptly.

                       ACCOUNTING TREATMENT OF THE MERGER

         The   Surviving   Corporation   will   account  for  the  Merger  as  a
recapitalization of the Target. For accounting purposes, the financial statements of the Surviving Corporation will be substantially those of the Target, as adjusted for the merger. As such, its assets, liabilities, capital accounts, and share data will be retroactively restated to give effect to the merger, and the pre-merger historical financial statements of the Target will become those of the Surviving Corporation. In addition it is the intent of the two companies that the Merger will be treated as a tax-free reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986 as amended.

                 CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

         The following is a summary of certain of the material United States federal income tax consequences of the Merger that are applicable to Company Stockholders. This discussion is included for general information purposes only and is not intended to be, and is not, legal or tax advice to any particular Company Shareholder. No opinion of counsel will be issued as to the federal income tax effects of the merger.

         This summary is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "CODE"), and other legal authorities, all of which are subject to change, possibly with retroactive effect. No rulings from the Internal Revenue Service (the "IRS") or opinions of counsel have been or will be requested concerning the matters discussed below. The tax consequences set forth in the following discussion are not binding on the IRS or the courts, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court.

         The following discussion does not apply to certain Company Stockholders who, due to their particular circumstances, may be subject to special rules. Those Company Stockholders include Stockholders who are dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign persons, stockholders who acquired their Company Common Stock through stock option or stock purchase programs or in other compensatory transactions, stockholders who acquired their Company Common Stock as qualified small business stock under Section 1202 of the Code, stockholders who do not hold their Company Common Stock as capital assets within the meaning of Section 1221 of the Code, stockholders who hold their Company Common Stock as part of an integrated investment, including a straddle, comprising shares of Company common stock and one or more other positions, or stockholders who have entered into a constructive sale of Company Common Stock under the Code.

         EACH COMPANY SHAREHOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR TO DETERMINE THE PARTICULAR UNITED STATES FEDERAL INCOME TAX CONSEQUENCES AND OTHER TAX CONSEQUENCES OF THE MERGER TO THE SHAREHOLDER, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX LAWS AND THE EFFECT OF ANY CHANGES IN SUCH LAWS.

CONSEQUENCES OF THE MERGER TO COMPANY STOCKHOLDERS NOT EXERCISING DISSENTERS' AND APPRAISAL RIGHTS.

         The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming the Merger does qualify as a reorganization, subject to the limitations and qualifications referred to herein, the Company's holders of Common Stock will generally not recognize gain or loss for United States federal income tax purposes as a result of the Merger.

         DISSENTERS

         A Company Shareholder who exercises dissenters' or appraisal rights with respect to such Shareholder's Company Common Stock with respect to the Merger and receives payment for such shares in cash will generally recognize capital gain or loss, measured by the difference between the amount of cash received and the Shareholder's adjusted tax basis in such shares. Holders of Company Common Stock who exercise dissenters' or appraisal rights with respect to the Merger are urged to consult their own tax advisors.

         BACKUP WITHHOLDING

         Federal income tax laws require that, to avoid backup withholding with respect to "reportable payments" (in an amount equal to 28% for amounts received in 2004), each Company shareholder must either (a) provide the exchange agent with such shareholder's correct taxpayer identification number ("TIN") on Form W-9 and certify as to no loss of exemption from backup withholding, or (b) establish a basis for exemption from backup withholding on an appropriate Form W-8 (including a Form W-8BEN, W-8ECI, W-8EXP and W-8IMY) or Form W-9, as applicable. Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. If withholding is made and results in an overpayment of taxes, a refund may be obtained. Reportable payments made pursuant to the Merger (if applicable) will be reported to the extent required by the Code to the Company stockholders and the IRS.

         THE FOREGOING SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO THE HOLDERS OF COMPANY COMMON STOCK IS WITHOUT REFERENCE TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY PARTICULAR HOLDER. IN ADDITION, THE FOREGOING SUMMARY DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER NOR DOES IT ADDRESS THE TAX CONSEQUENCES OF ANY TRANSACTIONS OTHER THAN THE MERGER OR ANY ASPECT OF THE MERGER NOT INVOLVING THE EXCHANGE OF COMPANY COMMON STOCK. ACCORDINGLY, EACH HOLDER OF COMPANY COMMON STOCK IS STRONGLY URGED TO CONSULT WITH SUCH HOLDER'S TAX ADVISOR TO DETERMINE THE PARTICULAR UNITED STATES FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER.

                         CERTAIN INFORMATION CONCERNING
                                   THE COMPANY

         THE FOLLOWING DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS. WHEREVER POSSIBLE THESE FORWARD-LOOKING STATEMENTS ARE IDENTIFIED BY SUCH WORDS AS
"ANTICIPATES," "BELIEVES," "ESTIMATES," "INTENDS," "PLANS," "PROJECTS," "EXPECTS," "WILL," AND SIMILAR EXPRESSIONS. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM SUCH STATEMENTS.

GENERAL

         Intraop Medical Corporation (the "Company") was incorporated under the laws of the State of Nevada in November 5, 1999 (originally under the name of Digitalpreviews.com, Inc.). The Company was founded for the purposes of engaging in the consulting and seminar business.

         FOR FURTHER INFORMATION WITH RESPECT TO THE COMPANY, REFERENCE IS MADE TO THE COMPANY'S MOST RECENT FORM 10-QSB AND 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND ATTACHED HERETO AS APPENDIX C AND APPENDIX D, RESPECTIVELY.

         THE  COMPANY IS  SUBJECT  TO THE  INFORMATION  AND  PERIODIC  REPORTING
REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND FILES PERIODIC REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. THE PUBLIC MAY READ AND COPY ANY MATERIALS THE COMPANY FILES WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOM AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549. THE PUBLIC MAY OBTAIN INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT 1-800-SEC-0330. THE SEC MAINTAINS AN INTERNET SITE THAT CONTAINS REPORTS, PROXY AND PROXY STATEMENTS, AND OTHER INFORMATION REGARDING ISSUERS THAT FILE ELECTRONICALLY WITH THE SEC. THE COMPANY'S SEC FILINGS ARE AVAILABLE TO THE PUBLIC FROM THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

COMPANY FINANCIAL INFORMATION

         The following represents the Company's financial information.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                             MARCH 31, 2004 AND 2003

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET

                                                                   March 31, 2004           March 31, 2003
                                                                   --------------           --------------
ASSETS
  Current Assets
    Cash in bank                                                    $        72               $     3,719
                                                                    -----------               -----------
      Total Current Assets                                                   72                     3,719

  Other Assets
      Deferred Stock Offering Costs                                          --                    24,742
                                                                    -----------               -----------
  Total Other Assets                                                         72                    24,742

        TOTAL ASSETS                                                $        72               $    28,461
                                                                    ===========               ===========
LIABILITIES & STOCKHOLDERS' EQUITY
  Current Liabilities
    Accounts payable                                                $    20,721               $    31,310
    Note payable - shareholder                                            5,000                     5,000
                                                                    -----------               -----------
      Total Liabilities                                                  25,721                    36,310
  Stockholders' Equity
    Preferred stock, $.001 par value, 5,000,000 shares                       --                        --
    authorized, no share issued and outstanding
    Common stock, $.001 par value, 50,000,000 shares                     22,284                    22,284
    AUTHORIZED, 22,284,000 shares issued and outstanding
    Capital in excess of par value                                       59,161                    20,416
    Deficit accumulated during the development stage                   (107,094)                  (50,549)
                                                                    -----------               -----------
      Total Stockholders' Equity                                        (25,649)                   (7,849)
                                                                    -----------               -----------
        TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $        72               $    28,461
                                                                    ===========               ===========



   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 For the                       For the                   November 5, 1999
                                               three months                 three months                (date of inception)
                                               ended March 31,              ended March 31,                to March 31,
                                                    2004                         2003                           2004
                                               ----------------            ------------------           -------------------
Revenue                                        $             --            $               --           $                --
Expenses
  General and Administrative                             20,742                            --                       107,094
                                               ----------------            ------------------           -------------------
Net (loss) before income taxes                          (20,742)                           --                      (107,094)
Current Tax Expense                                          --                            --                            --
Deferred Tax Expense                                         --                            --                            --
    Net (loss)                                 $        (20,742)           $               --           $          (107,094)
                                               =================           ==================           ===================
Loss Per Common Share                                      (.00)                         (.00)                         (.00)


   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
        FROM NOVEMBER 5, 1999 (DATE OF INCEPTION) THROUGH MARCH 31, 2004




                              Preferred    Preferred       Common         Common        Capital in
                                Stock        Stock         Stock          Stock         Excess of    Accumulated
                                Shares      Amount         Shares         Amount        Par Value     (Deficit)
                             ------------------------------------------------------------------------------------
Balance,
November 5, 1999                     --    $      --             --    $         --     $       --   $         --

Issuance of 20,000,000
shares of common
Stock for cash at $.005
per share, December 1999             --           --     20,000,000          20,000        (15,000)            --

Issuance of 1,000,000 shares
of common stock for cash
at $.05 per share,
December 1999                        --           --      1,000,000           1,000          1,500             --

Net (loss) for period                --           --             --              --             --         (8,589)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 1999                    --           --     21,000,000          21,000        (13,500)        (8,589)

Issuance of 1,200,000 shares
of common stock for stock
per reorganization
agreement, May 2000                  --           --      1,200,000           1,200         29,800             --

Net (loss) for period                --           --             --              --             --        (29,239)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2000                    --           --     22,200,000          22,200         16,300        (37,828)

Net (loss) for period                --           --             --              --             --         (5,398)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2001                    --           --     22,200,000          22,200         16,300        (43,226)




The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
        FROM NOVEMBER 5, 1999 (DATE OF INCEPTION) THROUGH MARCH 31, 2004



                               Preferred    Preferred       Common          Common      Capital in
                                 Stock        Stock          Stock          Stock        Excess of    Accumulated
                                 Shares       Amount        Shares          Amount       Par Value     (Deficit)
                             ------------------------------------------------------------------------------------
Issuance of 84,000 shares
of common stock for cash
At $.001 per share, May 2002         --           --         84,000            84            4,116             --


Net (loss) for period                --           --             --            --               --         (7,323)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2002                    --           --     22,284,000        22,284           20,416        (50,549)


Net (loss) for period                --           --             --            --               --             --
-----------------------------------------------------------------------------------------------------------------
Balance,
March 31, 2003                       --           --     22,284,000        22,284           20,416        (50,549)


Capital contributed by
Shareholder                          --           --             --            --           38,745             --


Net (loss) for period                --           --             --            --               --        (35,803)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2003                    --    $      --     22,284,000    $   22,284       $   59,161    $   (86,352)


Net (loss) for period                --           --             --           --                --        (20,742)
-----------------------------------------------------------------------------------------------------------------
Balance, March 31, 2004              --    $            $22,284,000    $   22,284       $   59,161    $  (107,094)
=================================================================================================================




Note: Statement of Shareholder's Equity has been restated to retroactively give effect to a 20:1 forward stock split which occurred on October 1, 2003.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                         NET INCREASE (DECREASE) IN CASH



                                                For the three              For the three          November 5, 1999
                                                months ended               months ended          (date of inception)
                                                March 31, 2004             March 31, 2003         to March 31, 2004
                                               ------------------        -----------------       -------------------
Cash Flows Provided by  Operating
Activities:
  Net Loss                                     $           (1,213)       $              --       $          (51,762)
  Adjustments to reconcile net loss to
    net cash used by operating
    activities:
    Bad debt expense                                           --                       --                  15,000
  Changes in assets and liabilities:
    Accounts payable                                           --                       --                   31,310
    Note payable - shareholder                                 --                       --                    5,000
                                               ------------------        -----------------       -------------------
  Net Cash Provided (Used) by Operating
    Activities                                             (1,213)                      --                     (452)
Cash Flows Provided by Investing
  Activities
  Payment for note receivable                                  --                       --                  (15,000)
                                               ------------------        -----------------       -------------------
    Net Cash Provided (Used) by
      Investing Activities                                     --                       --                  (15,000)
Cash Flows Provided by Financing
  Activities
  Proceeds from issuance of common stock                       --                       --                   42,700
  Payments for stock offering costs                            --                       --                  (24,742)
                                               ------------------        -----------------       -------------------
    Net Cash Provided (Used) by
      Financing Activities                                     --                       --                   17,958
    Net Increase (Decrease) in Cash                        (1,213)                      --                    2,506
    Cash at Beginning of Period                             3,719                    3,719                       --
                                               ------------------        -----------------       -------------------
    Cash at End of Period                      $            2,506        $           3,719       $            2,506
Supplemental Disclosures of Cash Flow
  Information:
Cash paid during the period for:
  Interest                                     $               --        $              --       $               --
  Income taxes                                 $               --        $              --       $               --

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - The Company was organized under the laws of the State of Nevada on November 5, 1999 under the name DigitalPreviews.com ("Parent"). Dialaclass.com, Inc. ("Subsidiary") was organized under the laws of the State of Nevada on March 26, 1999.

On  October  1,  2003,  the  Company  spun-off  its   wholly-owned   subsidiary,
Dialaclass.com, Inc., to its shareholders of record by dividending to such shareholders all of the shares of Dialaclass.com, Inc. Dialaclass.com, Inc. had had no operations or assets from the date of inception to the time of the spin-off. There were no costs associated with the formation of Dialaclass.com, Inc., and at the time of the spin-off the shares of Dialaclass.com, Inc. had no value.

On January 21, 2004, the Company filed a Certificate of Amendment with the Secretary of State of Nevada to change the name of the Company from DigitalPreviews.com, Inc. to Intraop Medical Corporation. The Company has been seeking viable business opportunities but has not commenced operations as of March 31, 2004. The Company has not yet generated any revenues from its planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Consolidation - The consolidated  financial  statements  include the accounts of
Parent  and  the  wholly  owned   Subsidiary.   All   significant   intercompany
transactions have been eliminated in consolidation.

Stock Offering Costs - Costs related to proposed stock offerings are deferred until the offering is completed and are offset against the proceeds of the offering as a reduction to capital in excess of par value. In the event a stock offering is unsuccessful, the costs related to the offering will be written-off directly to expense.

Revenue Recognition - The Company has not yet generated any revenue. The Company will recognize revenue when income is earned.

Interest Income - The Company recognizes interest income on impaired loans in the period when payment is received.

Research and Development - Research and development costs are expensed as incurred.

Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Accounting Estimates - The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

NOTE 2 - BUSINESS REORGANIZATION

On May 1, 2000 the Company entered into an Agreement and Plan of Reorganization wherein Parent acquired all the issued and outstanding shares of common stock of Subsidiary in a stock for stock exchange. Parent issued 1,200,000 shares of common stock in the exchange. Parent and Subsidiary had similar ownership at the time of reorganization and were considered to be entities under common control. Accordingly, the reorganization has been recorded in a manner similar to a pooling of interest. The results of operations of Subsidiary have been included in the consolidated financial statements since the date of inception of Subsidiary.

NOTE 3 - IMPAIRED NOTE RECEIVABLE

On August 18, 2000 the Company signed a 30-day note receivable with Thinmillionaire.com, Inc. The Company loaned $15,000 to Thinmillionaire.com, Inc. at 10% interest per annum. As an incentive, Thinmillionaire.com, Inc. agreed to issue 3,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the note and a new note was signed on January 5, 2001 for the outstanding principal and accrued interest for a total of $15,579. The new note was due June 5, 2001 and accrued interest at 10% per annum. As an incentive, Thinmillionaire.com, Inc. agreed to issue 6,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the new note receivable.

Thinmillionaire.com, Inc. does not currently have the resources to repay the note and the note receivable is considered impaired. Although the Company intends to continue its efforts to collect the impaired note receivable, an allowance for doubtful accounts has been accrued for the amount of the impaired note receivable and no interest income has been recognized. A bad debt expense of $15,000 was recorded as part of general and administrative expense in December 2000. A summary of the impaired note receivable is as follows:

      DECEMBER 31, 2003

                  Note Receivable                            $     15,000
                  Less:  Allowance for Doubtful Account           (15,000)
                                                             ------------
                                                             $         --

NOTE 4 - MANUSCRIPT AND TRANSCRIPTS

The Company paid $14,831 from January through December 2002 to consultants to prepare a manuscript about online investing with accompanying transcripts for audiotapes and a handbook. The costs of the manuscript and transcripts are considered research and are included in general and administrative expense.

NOTE 5 - CAPITAL STOCK

Preferred Stock - The Company has authorized 5,000,000 shares of preferred stock, $.001 par value, which such rights, preferences and designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at March 31, 2004.

Common Stock - On September 25, 2003 the shareholders of the Company voted to effect a 20 for 1 forward split of the Company's outstanding common stock effective October 1, 2003. The number of shares of outstanding common stock was increased from 1,114,200 shares to 22,284,000 shares of common stock as a result of this forward split. The financial statements and all share amounts contained herein have been restated retroactively to the date of inception to give effect to the stock split.

During December 1999, in connection with its organization, the Company issued 20,000,000 shares of its previously authorized, but unissued common stock.. The shares were issued for cash in the amount of $5,000 (or $.005 per share).

During December 1999, the Company issued 1,000,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $2,500 (or $.05 per share).

During May 2000, in connection with the business reorganization, Parent issued 1,200,000 shares of common stock in exchange for 60,000 shares of Subsidiary common stock.

During May 2002, the Company issued 84,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $4,200 (or $1.00 per share).

         In December of 2003 a shareholder contributed $38,745 for payment of accounts payable and operating expenses. The shareholder received no common stock for this capital contribution.

NOTE 6 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

The Company has available at March 31, 2004, unused operating loss carry forwards of $107,094. The amount of and ultimate realization of the benefits from the operating loss carry forwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carry forwards, the Company has established a valuation allowance equal to the tax effect of the loss carry forwards and, therefore, no deferred tax asset has been recognized for the loss carry forwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

Management Compensation - As of March 31, 2004, the Company has not paid any compensation to any officer or director of the Company

Office Space - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his office as a mailing address, as needed. The cost is minimal and has not been recorded as a expense of the Company.

NOTE 8 - GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principals, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since its inception and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise the necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 9 - LOSS PER SHARE

The following data shows the amounts used in computing loss per share:



                                                                                            November 5, 1999
                                                       For the quarter    For the quarter       (date of
                                                            ended              ended          inception) to
                                                       March 31, 2004     March 31, 2003     March 31, 2004
                                                       ---------------    ---------------   -----------------
Loss from Continuing operations available
   to common shareholders (numerator)                  $       (20,742)   $             --  $       (107,094)

Weighted average of common shares
   outstanding used in loss per share for the
   period ( denominator)                                    22,284,000          22,284,000        22,122,730


Dilutive loss per share was not presented as the Company had no common stock equivalent shares for all period presented that would affect the computation of diluted loss per share.

NOTE 10 - MERGER AGREEMENT

On October 3, 2003 certain of the Company's shareholders agreed to sell to Peyton, Chandler & Sullivan, Inc. (PCS) and its assigns 2,264,735 shares of the Company's common stock representing approximately ten (10%) percent of the Company's common stock. On December 15, 2003, the Company signed a non-binding letter of intent to acquire substantially all of the assets of Intraop Medical, Inc. and assume certain liabilities and obligations of that Company. Both parties agreed to negotiate a definitive written agreement providing for an acquisition or merger between the companies. However, the letter of intent specifies that the parties have no obligation to consummate a purchase or merger until the definitive written agreement is accepted by both companies. Intraop Medical, Inc. manufactures and sells specialized medical equipment.

On February 24, 2004,  the Company  signed a  definitive  agreement  and plan of reorganization (the "Merger Agreement") with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target") under which the Target will be merged with and into the Company in a tax-free exchange of stock. Under the Merger Agreement, the Company will issue one share of its common stock in exchange for each share of the Target outstanding on the closing date of the proposed merger. All of the Target's obligations under its outstanding options, warrants, and convertible securities will be assumed by the Company. The closing of this merger is dependent upon a number of conditions, including the approval of both the Company's and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement.

NOTE 11 - SUBSEQUENT EVENT

         On June 29, 2004, the Company and the Target agreed to amend the Merger Agreement to extend to July 31, 2004 the date after which, should the merger not be complete, either party may terminate the merger.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

Board of Directors
Intraop Medical Corporation and Subsidiary
(Formerly DigitalPreviews.com, Inc. and Subsidiary)
Salt Lake City, Utah

         We have audited the accompanying consolidated balance sheet of Intraop Medical Corporation and Subsidiary (formerly DigitalPreviews.com, Inc. and Subsidiary) (a Development Stage Company) as of December 31, 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2002 and for the period from inception on November 5, 1999 through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements audited by us present fairly, in all material respects, the consolidated financial position of Intraop Medical Corporation and Subsidiary (formerly DigitalPreviews.com, Inc. and Subsidiary) (a Development Stage Company), as of December 31, 2003, and the consolidated results of their operations and cash flows for the years ended December 31, 2003 and 2002 and for the period from inception on November 5, 1999 through December 31, 2003 in conformity with accounting principles generally accepted in the United States.

         The accompanying financial statements have been prepared assuming that Intraop Medical Corporation and Subsidiary (formerly DigitalPreviews.com, Inc. and Subsidiary) will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has incurred losses since inception and has not yet been successful in establishing profitable operations, raising substantial doubt about it's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


Madsen & Associates, CPAs Inc.
February 25, 2004
Salt Lake City, Utah

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET



ASSETS                                                           December 31, 2003         December 31, 2002
                                                                 -----------------         ------------------
  Current Assets
    Cash in bank                                                    $        93               $     3,719
                                                                    -----------               -----------
      Total Current Assets                                                   93                     3,719

  Other Assets
      Deferred Stock Offering Costs                                          --                    24,742
                                                                    -----------               -----------
  Total Other Assets                                                         93                    24,742

TOTAL ASSETS                                                        $        93               $    28,461
                                                                    ===========               ===========

LIABILITIES & STOCKHOLDERS' EQUITY
  Current Liabilities
    Accounts payable                                                $        --               $    31,310
    Note payable - shareholder                                            5,000                     5,000
                                                                    -----------               -----------
      Total Liabilities                                                   5,000                    36,310
  Stockholders' Equity
    Preferred stock, $.001 par value, 5,000,000 shares                       --                        --
    authorized, no share issued and outstanding
    Common stock, $.001 par value, 50,000,000 shares                     22,284                    22,284
    AUTHORIZED, 22,284,000 shares issued and outstanding
    Capital in excess of par value                                       59,161                    20,416
    Deficit accumulated during the development stage                    (86,352)                  (50,549)
                                                                    -----------               -----------
      Total Stockholders' Equity                                         (4,907)                   (7,849)
                                                                    -----------               -----------
        TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $        93               $    28,461
                                                                    ===========               ===========

The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                                              November 5, 1999
                                                         For the year        For the year         (date of
                                                        ended December      ended December      inception) to
                                                           31, 2003            31, 2002       December 31, 2003
                                                        --------------      --------------    -----------------

Revenue                                                   $        --        $        --         $        --

Expenses

  General and Administrative                                  (35,803)            (7,323)            (86,352)
                                                          -----------        -----------         ------------

Net (loss) before income taxes                                (35,803)            (7,323)            (86,352)

Current Tax Expense                                                --                 --                  --

Deferred Tax Expense                                               --                 --                  --
                                                          -----------        -----------         ------------

      Net (loss)                                          $   (35,803)       $    (7,323)        $   (86,352)
                                                          ===========        ===========         ============
Loss Per Common Share
    Basic and diluted                                           (.00)              (.00)               (.00)


   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
       FROM NOVEMBER 5, 1999 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2003


                              Preferred    Preferred       Common         Common        Capital in
                                Stock        Stock         Stock          Stock         Excess of    Accumulated
                                Shares      Amount         Shares         Amount        Par Value     (Deficit)
                             ------------------------------------------------------------------------------------
Balance,
November 5, 1999                     --    $      --             --    $         --     $       --   $         --

Issuance of 20,000,000
shares of common
Stock for cash at $.005
per share, December 1999             --           --     20,000,000          20,000        (15,000)            --

Issuance of 1,000,000 shares
of common stock for cash
at $.05 per share,
December 1999                        --           --      1,000,000           1,000          1,500             --

Net (loss) for period                --           --             --              --             --         (8,589)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 1999                    --           --     21,000,000          21,000        (13,500)        (8,589)

Issuance of 1,200,000 shares
of common stock for stock
per reorganization
agreement, May 2000                  --           --      1,200,000           1,200         29,800             --

Net (loss) for period                --           --             --              --             --        (29,239)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2000                    --           --     22,200,000          22,200         16,300        (37,828)

Net (loss) for period                --           --             --              --             --         (5,398)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2001                    --           --     22,200,000          22,200         16,300        (43,226)



   The accompanying notes are an integral part of these financial statements.






                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
       FROM NOVEMBER 5, 1999 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2003


                                  Preferred    Preferred       Common          Common      Capital in
                                    Stock        Stock          Stock          Stock        Excess of    Accumulated
                                    Shares       Amount        Shares          Amount       Par Value     (Deficit)
                                  ---------    ---------     ----------      ----------    -------------  -----------
Issuance of 84,000 shares
of common stock for cash
At $.001 per share, May 2002             --           --         84,000             84            4,116           --

Net (loss) for period                    --           --             --             --               --       (7,323)
--------------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2002                        --           --     22,284,000         22,284           20,416      (50,549)
Net (loss) for period
                                         --           --             --             --               --      (35,803)
Balance,
December 31, 2003                        --           --      2,284,000       $ 22,284          $59,161     $(86,352)
====================================================================================================================



Note: Statement of Shareholder's Equity has been restated to retroactively give effect to a 20:1 forward stock split which occurred on October 1, 2003.


   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                         NET INCREASE (DECREASE) IN CASH



                                                                                                  November 5, 1999
                                                        For the year ended   For the year ended   (date of inception)
                                                        December 31, 2003    December 31, 2002    to December 31, 2003
                                                        ------------------   ------------------   --------------------
Cash Flows Provided by Operating Activities:
  Net Loss                                                $     (35,803)       $      (7,323)       $     (86,352)
  Adjustments to reconcile net loss to net cash used
  by operating activities:
    Bad debt expense                                                 --                   --               15,000
  Changes in assets and liabilities:
    Accounts payable                                            (31,310)              11,760                   --
    Note payable - shareholder                                       --                5,000                5,000
                                                          -------------        -------------        -------------
    Net Cash Provided (Used) by Operating Activities            (67,113)               9,437              (66,352)

Cash Flows Provided by Investing Activities
  Payment for note receivable                                        --                   --              (15,000)
                                                          -------------        -------------        -------------
    Net Cash Provided (Used) by Investing Activities                 --                   --              (15,000)

Cash Flows Provided by Financing Activities
  Capital contributed by shareholders                            38,745                   --               38,745
  Proceeds from issuance of common stock                             --                4,200               42,700
  Payments for stock offering costs                              24,742              (11,760)                  --
    Net Cash Provided (Used) by Financing Activities             63,487               (7,560)              81,445
      Net (Decrease) in Cash                                     (3,626)               1,877                   93
      Cash at Beginning of Period                                 3,719                1,842                   --
                                                          -------------        -------------        -------------
      Cash at End of Period                               $          93        $       3,719        $          93
                                                          =============        =============        =============
Supplemental Disclosures of Cash Flow Information:
    Cash paid during the period for:
      Interest                                            $          --        $          --        $          --
      Income taxes                                        $          --        $          --        $          --




   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization - The Company was organized under the laws of the State of Nevada on November 5, 1999 under the name DigitalPreviews.com ("Parent). Dialaclass.com, Inc. ("Subsidiary") was organized under the laws of the State of Nevada on March 26, 1999.

         On October 1, 2003, the Company spun-off its wholly-owned subsidiary, Dialaclass.com, Inc., to its shareholders of record by dividending to such shareholders all of the shares of Dialaclass.com, Inc. Dialaclass.com, Inc. had had no operations or assets from the date of inception to the time of the spin-off. There were no costs associated with the formation of Dialaclass.com, Inc., and at the time of the spin-off the shares of Dialaclass.com, Inc. had no value.

         On January 21, 2004, the Company filed a Certificate of Amendment with the Secretary of State of Nevada to change the name of the Company from DigitalPreviews.com, Inc. to Intraop Medical Corporation. The Company has been seeking viable business opportunities but has not commenced operations as of December 31, 2003. The Company has not yet generated any revenues from its planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

         Consolidation - The consolidated financial statements include the accounts of Parent and the wholly owned Subsidiary. All significant intercompany transactions have been eliminated in consolidation.

         Stock Offering Costs - Costs related to proposed stock offerings are deferred until the offering is completed and are offset against the proceeds of the offering as a reduction to capital in excess of par value. In the event a stock offering is unsuccessful, the costs related to the offering will be written-off directly to expense.

         Revenue Recognition - The Company has not yet generated any revenue. The Company will recognize revenue when income is earned.

         Interest Income - The Company recognizes interest income on impaired loans in the period when payment is received.

         Research and Development - Research and development costs are expensed as incurred.

         Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

         Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

         Accounting Estimates - The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

NOTE 2 - BUSINESS REORGANIZATION

         On May 1, 2000 the Company entered into an Agreement and Plan of Reorganization wherein Parent acquired all the issued and outstanding shares of common stock of Subsidiary in a stock for stock exchange. Parent issued 1,200,000 shares of common stock in the exchange. Parent and Subsidiary had similar ownership at the time of reorganization and were considered to be entities under common control. Accordingly, the reorganization has been recorded in a manner similar to a pooling of interest. The results of operations of Subsidiary have been included in the consolidated financial statements since the date of inception of Subsidiary.

NOTE 3 - IMPAIRED NOTE RECEIVABLE

         On August 18, 2000 the Company signed a 30-day note receivable with Thinmillionaire.com, Inc. The Company loaned $15,000 to Thinmillionaire.com, Inc. at 10% interest per annum. As an incentive, Thinmillionaire.com, Inc. agreed to issue 3,000 shares of common stock to the Company.

         Thinmillionaire.com, Inc. defaulted on the note and a new note was signed on January 5, 2001 for the outstanding principal and accrued interest for a total of $15,579. The new note was due June 5, 2001 and accrued interest at 10% per annum. As an incentive, Thinmillionaire.com, Inc. agreed to issue 6,000 shares of common stock to the Company.

         Thinmillionaire.com, Inc. defaulted on the new note receivable.

         Thinmillionaire.com, Inc. does not currently have the resources to repay the note and the note receivable is considered impaired. Although the Company intends to continue its efforts to collect the impaired note receivable, an allowance for doubtful accounts has been accrued for the amount of the impaired note receivable and no interest income has been recognized. A bad debt expense of $15,000 was recorded as part of general and administrative expense in December 2000. A summary of the impaired note receivable is as follows:


                                                             December 31, 2003
                                                             ------------------
                 Note Receivable                               $        15,000
                 Less:  Allowance for Doubtful Account                 (15,000)
                                                               $            --

NOTE 4 - MANUSCRIPT AND TRANSCRIPTS

         The Company paid $14,831 from January through December 2002 to consultants to prepare a manuscript about online investing with accompanying transcripts for audiotapes and a handbook. The costs of the manuscript and transcripts are considered research and are included in general and administrative expense.

NOTE 5 - CAPITAL STOCK

Preferred Stock - The Company has authorized 5,000,000 shares of preferred stock, $.001 par value, which such rights, preferences and designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at March 31, 2004.

Common Stock - On September 25, 2003 the shareholders of the Company voted to effect a 20 for 1 forward split of the Company's outstanding common stock effective October 1, 2003. The number of shares of outstanding common stock was increased from 1,114,200 shares to 22,284,000 shares of common stock as a result of this forward split. The financial statements and all share amounts contained herein have been restated retroactively to the date of inception to give effect to the stock split.

During December 1999, in connection with its organization, the Company issued 20,000,000 shares of its previously authorized, but unissued common stock.. The shares were issued for cash in the amount of $5,000 (or $.005 per share).

During December 1999, the Company issued 1,000,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $2,500 (or $.05 per share).

During May 2000, in connection with the business reorganization, Parent issued 1,200,000 shares of common stock in exchange for 60,000 shares of Subsidiary common stock.

During May 2002, the Company issued 84,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $4,200 (or $1.00 per share).

         In December of 2003 a shareholder contributed $38,745 for payment of accounts payable and operating expenses. The shareholder received no common stock for this capital contribution.


NOTE 6 - INCOME TAXES

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

         The Company has available at December 31, 2003, unused operating loss carry forwards of $86,352. The amount of and ultimate realization of the benefits from the operating loss carry forwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carry forwards, the Company has established a valuation allowance equal to the tax effect of the loss carry forwards and, therefore, no deferred tax asset has been recognized for the loss carry forwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

         Management Compensation - As of December 31, 2003, the Company has not paid any compensation to any officer or director of the Company

         Office Space - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his office as a mailing address, as needed. The cost is minimal and has not been recorded as a expense of the Company.

NOTE 8 - GOING CONCERN

         The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principals, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since its inception and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise the necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 9 - LOSS PER SHARE

         The following data shows the amounts used in computing loss per share:



                                                                                          November 5, 1999
                                                                                              (date of
                                              For the year ended    For the year ended      inception) to
                                               December 31, 2003    December 31, 2002     December 31, 2003
                                              ------------------    -----------------     -----------------
Loss from Continuing operations available        $       35,803       $       (7,323)    $        (86,352)
 to common shareholders (numerator)

Weighted average of common shares                    22,284,000           22,256,000           22,110,195
outstanding used in loss per share for the
period ( denominator)


Dilutive loss per share was not presented as the Company had no common stock equivalent shares for all period presented that would affect the computation of diluted loss per share.

NOTE 10 - MERGER AGREEMENT

         On October 3, 2003 certain of the Company's stockholders agreed to sell to Peyton, Chandler & Sullivan, Inc. (PCS) and its assigns 2,264,735 shares of the Company's common stock representing approximately ten (10%) percent of the Company's common stock. On December 15, 2003, the Company signed a non-binding letter of intent to acquire substantially all of the assets of Intraop Medical, Inc. and assume certain liabilities and obligations of that Company. Both parties agreed to negotiate a definitive written agreement providing for an acquisition or merger between the companies. However, the letter of intent specifies that the parties have no obligation to consummate a purchase or merger until the definitive written agreement is accepted by both companies. Intraop Medical, Inc. manufactures and sells specialized medical equipment.

NOTE 11 - SUBSEQUENT EVENT

         On February 24, 2004, the Company signed a definitive agreement and plan of reorganization (the "Merger Agreement") with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target") under which the Target will be merged with and into the Company in a tax-free exchange of stock. Under the Merger Agreement, the Company will issue one share of its common stock in exchange for each share of the Target's outstanding capital stock on the closing date of the proposed merger. All of the Target's obligations under its outstanding options, warrants, and convertible securities will be assumed by the Company. The closing of this merger is dependent upon a number of conditions, including the approval of both the Company's and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement.

                  On June 29, 2004, the Company and the Target agreed to amend the Merger Agreement to extend to July 31, 2004 the date after which, should the merger not be complete, either party may terminate the merger.


PLAN OF OPERATIONS

         In September 2003, the Company, in anticipation of negotiating a potential merger with an operating company, formally abandoned its consulting and seminar business plans. On September 25, 2003 the Board of Directors has approved a 20:1 share dividend to the holders of the Company's Common Stock. On October 3, 2003 certain of the Company's stockholders agreed to sell to PCS and its assigns 2,264,735 shares of the Company's Common Stock representing approximately 10% of the Company's outstanding Common Stock. On December 15,
2003, the Company entered into a non-binding letter of intent to merge with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target"). On February 24, 2004, the Company signed a definitive agreement and plan of reorganization with the Target. The Merger is subject to a number of important conditions, including the approval of both the Company's stockholders and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement. If all such conditions are met or waived and based on reasonable assumptions on the timing of the stockholders approval, the Merger is expected to be completed no later than August 15, 2004, but the Merger Agreement does not automatically expire if the Merger is not consummated by such date. There are no assurances that the Merger will occur by then or at all. If the Merger is not completed by July 31, 2004, either the Target or the Company may terminate the Merger.

         If the Merger is completed the business of the Company will be the business of the Target. It is expected that before or after completion of the Merger the Company may seek additional equity investment, resulting in further dilution to current stockholders. In the event the Merger is not completed, the Company may seek another merger partner. The Company may not have the resources to operate a business without acquiring one by way of merger.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         MARKET INFORMATION. The Company's common stock began trading on the Over-the-Counter Bulletin Board (the "OTC/BB") on February 27, 2004. The OTC/BB closing price of the Company on April 13, 2004 was $1.95 per share. Since the beginning of trading the high bid was $2.50 per share and the low bid was $1.65 per share as indicated by OTC/BB. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

         HOLDERS. The Company has 74 stockholders as of the Record Date. For information regarding the Company's capital structure see "THE MERGER - Capital Structures of the Company and the Target - the Company."

VOTING SECURITIES OF THE COMPANY AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth certain information as of February 25, 2004 (the "Reference Date") with respect to the beneficial ownership of shares of Company Common Stock by (i) each person known or believed by the Company to be the beneficial owner of more than 5% of the outstanding shares of Company Common Stock, (ii) each current director of the Company and (iii) all directors and executive officers as a group. On the Record Date there were 22,284,000 shares of Company Common Stock outstanding:

                                                       NUMBER OF SHARES OF          PERCENT OF COMMON STOCK
             NAME OF BENEFICIAL OWNER                      COMMON STOCK                OUTSTANDING (1)(2)
             ------------------------                  -------------------          ------------------------
David Shamy
     (Director/ President/ CEO/ CFO)                      20,000,030 (3)                      89.75%

Phil Ray
     (Director/ Vice-President)
                                                              17,765 (4)                       0.08%

All Officers & Directors as a group
     (David Shamy and Phil Ray)
                                                          20,017,795                          89.83%

Constantino Galaxidas Real Estate Money Purchase              66,667 (5)                       0.30%
     Pension Plan

Richard From                                                 677,436 (5)(6)                    3.04%

John From                                                    652,235 (5)                       2.93%

Carl Hsu                                                      66,667 (5)                       0.30%

William Minor                                                200,000 (5)                       0.90%

Todd Fuller                                                  144,230 (5)                       0.65%

Peyton, Chandler & Sullivan                                  225,000 (5)                       1.01%

Altavilla Family Trust                                       311,500 (5)                       1.40%

Marlin Molinaro                                               66,750 (5)                       0.30%

Alan Schoaf                                                   66,750 (5)                       0.30%

G. Alfred Roensch, TTEE, G. Alfred Roensch Trust              12,500 (5)                       0.06%


(1)      After 20:1 split in Company Common Stock effective October 1, 2003.

(2) Percentage figures based on 22,284,000 shares of Company Common Stock outstanding as of the Record Date.

(3) Of the 20,000,030 shares of Company Common Stock beneficially owned by David Shamy, 20,000,000 shares of Company Common Stock are directly owned by Mr. Shamy. Pursuant to an Agreement for the Purchase of Common Stock dated October 3, 2003, (as amended), David Shamy has agreed that up to 19,932,265 of his shares may be canceled by the Company and has received remuneration of approximately $148,000 for this agreement to cancel such shares. It is expected that all such shares will be canceled in the merger and Mr. Shamy is not expected to receive any further consideration for his stock.

(4) Of the 17,765 shares beneficially owned by Phil Ray, 4,000 shares are directly owned by him, 4,000 shares are held of record by his spouse, 8,735 are held of record by American Business Services, Inc., 1,000 are held of record by VentureVest Capital Corp. and 30 shares are held of record by Terayco Consulting LLC.

(5) These individuals have acquired collectively 2,264,735 of the Company Common Stock (representing collectively 10.16% of the Company's 22,284,000 shares of Common Stock outstanding) as an investment in contemplation of the proposed Merger described herein pursuant to an Agreement for the Purchase of Common Stock dated as of October 3, 2003 (as amended) from certain stockholders of the Company in exchange for an aggregate of $450,000 in cash (the "PURCHASE AGREEMENT") attached as
         EXHIBIT 4.1 to the Form 10-QSB/A attached hereto as APPENDIX C .

(6) Richard From has sole voting and dispositive power over 452,436 shares of Company Common Stock and shared voting and dispositive power over 225,000 shares held of record by Peyton, Chandler & Sullivan, Inc. ("PCS"), as Mr. From is PCS' chief executive officer and principal shareholder.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         David Shamy (Director, President, Chief Executive Officer and Chief Financial Officer of the Company and owner of more than 10% of the Company common stock) and Phil Ray (Director, Vice-President and Treasurer of the Company) have each failed to file on a timely basis reports on Form 3 and Form
4. Mr. Shamy and Mr. Ray did not file their ownership statements in compliance with Section 16(a) since they were not aware of the requirements of reporting beneficial ownership until recently and believed that the previous public corporate filings disclosing their positions were sufficient. As soon as they became aware of such requirements, Mr. Shamy and Mr. Ray reported their beneficial ownership of the Company Common Stock on Forms 5, which were filed with the SEC on March 2, 2004 and March 10, 2004, respectively. Mr. Shamy has reported late 8 transactions, representing failure to timely file one Form 3 report and three Form 4 reports (assuming that transactions executed on the same day would have been reported on one report). Mr. Phil Ray has reported late 13 transactions, representing failure to timely file one Form 3 report and two Form 4 reports (assuming that transactions executed on the same day would have been reported on one report).

DEADLINE FOR INCLUSION OF STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholder proposals may be included in the Company's proxy materials for an annual meeting so long as they are provided to the Company on a timely basis and satisfy the other conditions set forth in the applicable SEC rules. The Company currently has no policy regarding the submission of stockholder proposals at annual meetings, although it is expected that the Company will adopt a policy after completion of the Merger.

                    CERTAIN INFORMATION CONCERNING THE TARGET

         The following discussion contains forward-looking statements. Wherever possible these forward-looking statements are identified by such words as
"anticipates," "believes," "estimates," "intends," "plans," "projects," "expects," "will," and similar expressions. Forward-looking statements involve risks and uncertainties and actual results may differ materially from such statements.

OVERVIEW

         Intraop Medical, Inc. (the "Target") was incorporated in Delaware in March 1993 (originally under the name of Intraop, Inc.). The Target manufactures,  markets  and  distributes  the  Mobetron,  a  proprietary  mobile electron beam cancer treatment system designed for use in intraoperative radiation therapy (the "IORT"). The IORT procedure involves the direct application of radiation to a tumor and/or tumor bed while a patient is undergoing surgery for cancer. The Mobetron is designed to be used without requiring additional shielding in the operating room, unlike conventional equipment adopted for the IORT procedure. The Mobetron system can be moved from operating room to operating room, thereby increasing its utilization and cost effectiveness. In addition to IORT, the Mobetron system also can be used as a conventional radiotherapy electron beam accelerator.

         In 1998, the Target formed its Intraop Medical Services, Inc. subsidiary to provide the Mobetron system to machine specific joint ventures on a fee-for-service or revenue sharing basis, and also to provide the Mobetron system for use by multiple hospitals in a particular local area for the treatment of breast cancer and for other primarily outpatient surgeries.

         IORT has been demonstrated as an effective therapy for a wide range of cancers. IORT is the direct application of radiation to the cancer tumor or tumor bed during surgery. Because normal tissues are displaced and protected, the effective dose to the tumor is substantially increased. A single, two-minute IORT treatment can often eliminate several weeks of conventional pre/post-operative external beam radiation treatments while producing better results. In more than 20,000 patients treated since the 1970's, IORT dramatically increased both local control and survival in patients with such diverse diseases as colorectal, gastric, head and neck, pediatric, and gynecological cancers. Encouraging studies also show IORT to be effective in the treatment of lung and early stage breast cancer.

         The applicability of the IORT has been limited by the high cost and logistical burden of existing radiation therapy equipment which requires costly and isolated shielded rooms. The Mobetron greatly reduces or eliminates these barriers because it is light, mobile, and self-shielded; the device can be used in nearly any operating room environment.

         Since its inception in 1993 the Target has sold and delivered nine Mobetrons, generating approximately $7 million in revenue. In addition to sales of the Mobetron, the Target plans to generate additional revenue by providing Mobetrons to hospitals on a rental basis through the operation of a fleet of mobile systems.

         The Target engineers and tests the Mobetron, but contracts out to build the Mobetron, a low personnel, low overhead strategy. Resources are concentrated in engineering, R&D, marketing, sales and service.

         The Target has strong systems and device patents for the Mobetron. It has also received U.S. Food and Drug Administration 510k approval, CE Mark (Europe), and JIS approval (Japan). The Target distributes directly in the US and through a network of distributors and sales agents worldwide. The Target plans to establish an European subsidiary in 2004 to better capitalize on this growing market. In addition to marketing and distribution activities, the European subsidiary will test and service the Mobetron, develop new products and applications, and monitor and support clinical IORT programs.

INTRAOPERATIVE RADIATION THERAPY (IORT)

         Each year, more than 1.3 million people in the United States are diagnosed with cancer and more than 550,000 patients die of the disease. Of the patients diagnosed with cancer, approximately 60% receive external beam radiotherapy treatments, either with or without surgery. Despite the best conventional radiation, surgical and chemotherapy techniques, about 1/3 of all cancer patients will have a recurrence of cancer at the tumor site. If cancer recurs at or near the site of the original tumor, the chances of survival are significantly reduced.

         IORT, a well-known and widely used treatment, involves the application of radiation directly to the tumor or the tumor bed during surgery, as opposed to radiation treatment applied either before surgery or after patient recovery from surgery. In IORT procedures, the majority of the tumor is removed through conventional surgical techniques. Radiation is then directly applied to the area immediately surrounding the tumor while it is still exposed and the surrounding normal tissue can be retracted out of the radiation beam. This direct application of radiation to the tumor site during surgery increases the effective dose to the tumor substantially. This technique has shown to dramatically increase the survival rates for colorectal, gastric, head and neck, gynecological and other types of cancer.

         Currently, approximately 200 health centers worldwide conduct IORT treatments. IORT has demonstrated improved treatment of advanced cancer patients in many studies, showing a 20% to 50% improvement in results over conventional radiotherapy.

         Although IORT is widely considered to have great potential, the limitations of existing equipment and facilities have severely limited its use. Very few hospitals have operating rooms that are specially shielded for radiation, a "dedicated O.R." A dedicated O.R. requires a fully fitted O.R. plus a conventional radiation machine and expensive, heavy shielding. The construction and equipment cost for a single dedicated O.R. can exceed $3.5 million. The significant weight, about 100 tons including the concrete shielding, and reduced usability of these rooms limit their economic and practical feasibility.

         For this reason, most of the 200 hospitals that conduct IORT do so by performing the surgery in the O.R. and then transporting the patient, still under anesthesia and with the surgical site open, to its radiation facility. There, the radiation portion of the treatment is given with conventional equipment, after which the patient is transported back to the O.R. for the completion of the operation. This process is often called "heroic transport".

         Heroic transport adds about one and a half hours to the surgical procedure and requires that the conventional radiotherapy accelerator and room be specially prepared and available for the IORT patient. Heroic transport involves complex logistics, increases patient risk, requires a significant commitment of facilities and personnel, and severely limits the number of patients that can be treated. Some hospitals have constructed a dedicated O.R. in the basement to reduce the transportation distance. But these basement O.R.s are remote for the surgical center, creating staffing and logistical difficulties. Thus, IORT has largely been restricted to the treatment of advanced cancer patients who have few other chances for successful treatment.

         The Target is the only company that has developed a mobile, self-shielded IORT system, which allows for IORT in traditional operating rooms. Unlike other IORT systems, the Mobetron uses several patented technologies to enable IORT without requiring a dedicated O.R. or heroic transport. The Mobetron can be easily moved between conventional operating rooms or shared between hospitals, increasing system usage and cost effectiveness. The Mobetron is designed to make IORT significantly less time-consuming, less costly and less risky to administer. By making IORT practical, the Mobetron will greatly expand IORT beyond advanced disease and into early stage and other prevalent cancers such as lung and breast.

MARKET SIZE FOR MOBETRON APPLIED IORT

         Traditionally, IORT has been restricted to advanced and recurrent cancers where conventional therapeutic approaches have been largely ineffective. The number of Mobetrons needed to address this demand segment can be calculated from the current cancer incidence and failure of traditional therapeutic approaches.

         In the United States, there are approximately 1.3 million new cancer cases per year. Approximately 60%, or 780,000 patients, will receive radiation at some point in their treatment. Of the cancer patients treated with radiation each year, 29% are treated with the aim of palliation (i.e. pain relief) and 71%, or 554,000 patients, are treated with a curative attempt. Of the radiation patients treated with curative intent, 44%, or 244,000 patients fail, either locally or regionally, implying that improved radiation treatment is still needed. It is this quarter of a million patients that fail from curative radiation therapy treatment that is the initial target population suitable for the intensified radiation therapy that can be delivered by the Mobetron at the time of surgery. If we assume that 1/3 of these patients have cancers that are amenable to IORT, and that a single-site based Mobetron utilized at 60% will treat 150 patients per year, the number of Mobetrons needed in the U.S. for the target population is 550 units. Geographical and age distribution of the cancer patients in the U.S. will increase this number by about 20%, or a total of 660 units. Since the U.S. is approximately half the world's market for health care items, the total world Mobetron market for advanced disease is approximately 1,320 units.

         As the Mobetron is proven to make IORT application much simpler and less costly, applications of IORT to earlier stage disease may be expected to develop. This is because IORT during surgery for earlier stage disease can reduce the amount of adjuvant (follow-on) therapy by at least two weeks, resulting in a lower cost of cancer treatment. Reducing the cost of cancer treatments is a positive factor in both private health care markets, such as the United States, and in socialized medicine markets such as Europe.

         Furthermore, because IORT delivers some of the radiation treatment at the time of surgery, higher utilization or decreased need for conventional equipment can be achieved because of the reduced number of radiation treatments per patient required. This is particularly true in socialized markets, Eastern Europe and China that have concentrated centers of cancer radiation treatment delivery and a lower ratio of conventional equipment per cancer patient than in the United States. Improving utilization of existing radiation equipment for cancer treatment would likely be viewed as a positive factor in these markets. This use of IORT in earlier stage disease could add demand for another 500 to 700 units world-wide, bringing the market for Mobetrons to approximately 2,000 systems.

THE MOBETRON SYSTEM

         Using existing technology, a small number of medical centers have constructed fully shielded operating rooms to house a conventional linear accelerator, typically weighing about 18,000 pounds, for use in IORT procedures. The construction and equipment cost for a dedicated IORT O.R. can exceed $3.5 million per operating room. The significant weight, about 100 tons including the concrete shielding, and reduced usability of these rooms limit their economic and practical feasibility.

         The Mobetron is designed to make IORT significantly less time-consuming, less costly and less risky to administer. The Mobetron is a mobile IORT administration device comprised of a lightweight, movable electron beam accelerator mounted on a rotating C-arm. Special designs in the accelerator system and C-arm eliminate the need to add costly shielding to the walls or floor of the operating room.

         The Mobetron can be moved from one O.R. to another, allowing the Mobetron to be shared among several operating rooms in the same hospital or, even among hospitals. In contrast to traditional IORT, Mobetron IORT brings the equipment to the patient rather than transporting the patient to the equipment.

         This mobility expands the range of patients treated, decreases patient risk and increases the cost-effectiveness of IORT. Additional advantages of using the Mobetron over traditional IORT solutions include: safer application, quicker delivery during surgery, shorter surgery times, and greater availability for patients.

         Development work on the first Mobetron system began in November 1993. The Target demonstrated the major features of the accelerator system in August 1994, and by April 1995, a full working laboratory prototype of the Mobetron was completed. In September 1996, the Mobetron system was introduced at the Sixth International Intraoperative Radiotherapy Symposium in San Francisco. After extensive acceptance testing, the Mobetron was delivered to UC San Francisco
(UCSF) and began patient treatments in December 1997. In July 1998, the Target received 510(k) approval from the Food and Drug Administration to market the Mobetron in the United States.

         During the research and development phase, the Target conducted the design, assembly and test of its systems, within its facilities as well as the facilities leased by its principal subcontractor, Schonberg Research
Corporation. In October 1997, the Target signed a five-year Contract Manufacturing and Distribution agreement with Siemens, the radiotherapy division of Siemens, A.G. In October 2002, the Target terminated the contract manufacturing agreement with Siemens and replaced it with a contract manufacturing agreement with CDS Group. CDS Group is a privately held, specialty contract manufacturer whose customers include: Applied Materials, LAM Research, Novellus, BAE Systems, and InVision Systems.

         The Mobetron was featured in September 1998 in Spain at the inaugural meeting of the International Society of IORT (the "ISIORT"). The paper by UCSF on the use of the Mobetron was awarded the Society's "Best Technical Paper", signifying the most important technical contribution to the field of IORT. The Mobetron also received the prestigious "1999 Excellence in Design Award" from DESIGN MAGAZINE.

         Delivery of the first commercial Mobetron system was to University Hospitals of Cleveland, where patient treatments began in July 1999. Additional Mobetron systems have been delivered to the University of Tokyo, University of Louisville, University of North Carolina, Methodist Hospital of Indianapolis, and Mayo Clinic-Scottsdale. European Mobetrons were delivered to Poland and the Netherlands in 2003 and additional European and other Far East installations are planned for 2004. To date, approximately $7 million in Mobetron sales have been made.

         MOBETRON TECHNOLOGY. The Mobetron uses proprietary 9000 megahertz X-band technology to generate electron beams of energy to 12 MeV (million electron volts), while conventional technology uses lower frequency 3000 megahertz S-band technology, requiring larger and heavier accelerator components. Twelve MeV energy beams have sufficient penetration to effectively treat more than 90% of IORT patients.

         The feasibility of using a miniature accelerator to achieve a dedicated IORT system was originally explored under a Phase I Small Business Innovative Research "SBIR" grant from the National Cancer Institute. The study concluded that a lightweight accelerator, providing energy levels up to 12 MeV and operable without added room shielding was feasible. Later, a $500,000 Phase II SBIR grant was awarded and used to confirm these results with measurements on a working laboratory prototype system.

         In the Mobetron, electron beams are produced by a linear accelerator weighing less than 700 pounds. This low weight accelerator is mounted to a C-arm system with a beamstopper mounted opposite the accelerator to intercept the radiation produced in the forward direction.

         The Mobetron's X-band technology is based on a miniature electron accelerator that has proven itself in industrial applications for more than 10 years. The design of the accelerator and its treatment applicators, in combination with the lead beamstopper below the surgical table, allow the Mobetron to operate without additional shielding in the operating room. The Mobetron system weighs less than 3,000 pounds, avoiding structural loading problems and allowing the Mobetron to be positioned easily for patient treatment.

PATENT PROTECTION

         The Target applied for a Systems Patent for the Mobetron on March 30, 1993 and received its basic Systems Patent on June 14, 1994. A second Systems Patent which extended the claims of the first patent to the technology used in conventional accelerators was received on May 23, 1995. These two patents protect the use of a linear accelerator in a mobile, self-shielded application. The Target also has international patent protection in Japan, key European countries, and Russia. In 1997 the Target was granted a patent protecting the electron accelerator technology used in the Mobetron, and in 2000, the Target received a patent on the unique alignment system used to orient the Mobetron to the tumor prior to irradiation.

MARKETING AND SALES

         Currently about 200 health centers conduct IORT treatments worldwide, most of which use heroic transport. In the U.S., the Target has targeted sales and marketing education efforts initially on these centers as they have already demonstrated a commitment to IORT. The Target plans to then expand this initial target market to the 2,500 U.S. hospital centers which currently have radiation oncology departments. Finally, the Target, through its mobile systems, will market to satellite hospitals in the U.S. that perform cancer surgery, but have no radiation therapy departments.

         Prior to April 1, 2001, Siemens had the exclusive right to distribute the Mobetron in International Markets. As of April 1, 2001, the Target reacquired the rights to international distribution. The Target has established agreements with distributors in key markets such as Europe, Japan, Eastern Europe, China and Taiwan and has generated orders and commitments for additional orders from these relationships.

         The Target signed a strategic alliance with Beijing Huilong New Technology Company ("Huilong") for distribution and manufacture of Mobetron components. Huilong has made an investment in the Target and has placed an order for a Mobetron for delivery in 2004. Huilong is contractually committed to purchasing another four units in 2004. They have identified thirty-five hospitals in China that have interest in the Mobetron. To help hospitals finance the purchase of these systems, Huilong has and is arranging financing with Chinese investors and leasing companies to allow key hospitals to purchase systems over an extended period of time. The Target has Chinese marketing approval for the Mobetron in China, any new medical product imported into China must undergoing testing by the Chinese authorities. These tests are substantial similar to used to obtain European CE Mark, which the Mobetron has obtained.

         The Target also plans to have Huilong or other Chinese companies manufacture high cost Mobetron components, thereby reducing the manufacturing cost of the system. A key Target strategy is to reduce product cost by both increasing production volumes and by out-sourcing expensive components to lower cost manufacturing centers such as China.

         The Target's strategy is to address the US, European and Far East markets together, rather than sequentially. Accordingly, the Target continues to expand its team of international distributors to sell and service the Mobetron internationally. The Target sells directly in the U.S. using its own salespeople.

         In Western Europe, the market driver is the use of IORT for early stage breast cancer, and to a lesser extent, the increased utilization of conventional radiation equipment that an IORT program provides. In Europe, distributorships are on a "best-efforts" basis. The distributor has responsibility for sales, promotion and service, including the purchase of spare parts to service their customer base. The Target has hired its own European service specialist to provide service support to the European distributors' service organizations on a timely basis.

         In the Far East, distributorships have so far been established in the major markets for IORT: Japan, China and Taiwan. Each of these distributorships has minimum annual order commitments beginning in 2004. In 2004, these minimums, if met, will result in at least six unit sales. The distributor has full service responsibility, including the purchase of spare parts, while the Target has the responsibility for training the service organizations. In 2004, the Target plans to locate its own serviceperson in the Far East to provide service support similar to that in Europe. In 2004, additional distributors for Korea, Southeast Asia and India will be appointed.

         In the United States, the interest in IORT is good, but the demand is currently dampened because of pressure on capital equipment budgets of U.S. hospitals and competing demands for these funds. The Target expects the U.S. demand to increase significantly as IORT for breast and lung cancer matures.

MANUFACTURING AND PRODUCTION

         Since the delivery of the prototype Mobetron in December 1997, the Target has chosen to manufacture the Mobetron through the use of contract manufacturers, while concentrating its resources on engineering and test, R&D, marketing and service. Contract manufacturing significantly reduces the capital required to operate the business. It also provides the Target the flexibility to quickly relocate manufacturing operations or out-source components of the system since the Target has little fixed manufacturing assets or personnel to consider in any change. The Target plans on out-sourcing certain expensive items to China in 2004 and 2005 to reduce product cost.

         Production volume is currently limited by the need for full product testing prior to customer shipment, a task that the Target wishes to retain for itself. The Mobetron is self-shielded for clinical use because the treatment lasts only 1-2 minutes. However, pre-shipment testing requires hours of beam on-time over a 2- 4 week period, and that requires shielded test cells.

         Currently, the Target is leasing an unused treatment room at a hospital located near the Target's facility. However, to meet the projected sales volumes, construction of two test cells will be needed at an appropriate facility by as early as the fall of 2004. These two cells could allow a production volume of up to 50 units per year.

RENTAL AND JOINT VENTURE PROGRAMS

         To enhance the Target's business model in the United States, and to provide an alternative to purchasing the device, the Target intends to offer rental or joint venture programs to health care facilities. By agreeing to rent the Mobetron a certain number of days each week, hospitals whose patient volumes are insufficient to justify purchase of a Mobetron can still offer IORT on a scheduled basis. Hospitals with moderate to low volume of cancer cases can take advantage of this service to prevent losing substantial surgical business to hospitals with a greater number of cancer cases who can afford the buy the Mobetron. At the same time, machine rental shifts Mobetron costs to the hospital's operating budget rather than its annual capital budget.

         The Target may also provide the Mobetron on a joint venture basis. Under a Mobetron joint venture, the Target and the health care provider form a separate joint entity to purchase the Mobetron from the Target with the Target providing a capital investment and sharing in the revenue generated by IORT services. This allows health care providers to "acquire" the Mobetron with a substantially lower capital investment.

ADDITIONAL POTENTIAL MOBETRON APPLICATIONS

         With Mobetron commercial production underway, the Target is now developing additional products and services for the IORT and radiotherapy market to maximize the market opportunity provided by the proprietary Mobetron system.

         COMBINATION OF RADIOTHERAPY AND DRUG THERAPY. The combination of certain chemicals, known as radiation sensitizers and protectors, with radiation has been in clinical use for a decade. Laboratory and animal studies have shown a dramatic increase in the effectiveness of certain cancer drugs when activated by radiotherapy.

         Several of these drugs used in combination with radiation treatment have shown limited effectiveness with conventional external beam radiation therapy. The limitation in effectiveness is due to the difficulty of achieving adequate concentration of the chemicals during the radiation process when using conventional radiotherapy. Often, the drug has become significantly diluted by the time radiation is administered, thus reducing the synergistic effect of the chemicals and radiotherapy.

         However, IORT offers a unique opportunity to administer radiosensitive drugs during the surgical procedure by a drug dose infused directly into the cancerous tissue followed immediately by IORT. This direct application of radiation with an adequate concentration of chemical increases the drug's effectiveness significantly -- up to two to three times more effective than either drug therapy or radiotherapy alone.

         The Target has obtained the rights to Etanidazole, a radiation sensitizer that successfully completed a Phase I/II trial with IORT for advanced and recurrent colorectal cancer. The Target has approval from the FDA to begin the Phase III clinical study under the auspices of the ISIORT in 2004. More than twenty internationally renowned cancer treatment centers have agreed to help the Target conduct these trials. If the study proves the effectiveness of the combined Etanidazole and IORT treatment, the Target expects to be able to start marketing the drug beginning in 2006.

         The Target is also considering starting a Phase III study involving Etanidazole for the treatment of brain metastases a very common cancer. This non-IORT application is a potentially larger and more lucrative market than the IORT market itself. Most radiotherapy centers already conduct stereotactic radiosurgery, a non-invasive but targetable form of radiation therapy, with either conventional or specialized equipment. The addition of a drug sensitizer to this procedure could greatly improve its effectiveness.

         The Target plans to market, in partnership with pharmaceutical companies, other chemical modifiers developed and approved specifically for use with IORT. The Target believes that any radiation sensitizer, whether owed by the Target or not, will expand the IORT market and thereby increase Mobetron sales.

         VASCULAR AND CORONARY  DISEASE.  Small  amounts of radiation  have been shown to  dramatically  reduce  the  failure of  balloon  angioplasty  and other vascular procedures (a 75% reduction according to a 1996 Scripps Institute study). Restenosis, the replugging of a vein or artery after coronary or vascular surgery, is also a major clinical problem. Current radiation devices designed for use in angioplasty are unsuitable for vascular surgical applications. The use of IORT to reduce restenosis in vascular surgery is potentially a multi-billion dollar market for which the Mobetron could provide several unique solutions.

         The Target has supported research in the use of IORT in vascular surgical applications of the Mobetron at the University of Rochester. Additional clinical research is planned for 2005 and 2006. The FDA has indicated that it would approve an IDE in this potentially exciting application. If shown to be effective, these new coronary and vascular surgical applications could increase Mobetron sales and generate sales of medical devices that will be sold to support the application.

         CONVENTIONAL ELECTRON BEAM TREATMENTS. The Mobetron may be used as a conventional electron radiotherapy system in the radiation therapy department when not in use for IORT. This dual use could add existing conventional electron beam radiotherapy patient volume to IORT patient volume for hospitals, while enabling the Target to participate in the well-established $500 million per year conventional radiotherapy linear accelerator market.

         ACCESSORIES AND DISPOSABLES. Each IORT procedure requires the use of sterilized caps to protect the tip of the Mobetron linear accelerator, sterile drapes, standard and custom applicators to guide the beam to the treatment area, and other devices and disposables. The Target manufactures or out-sources the manufacture of these devices and disposables, and supplies them directly to hospitals.

         NEEDLE THERAPY DEVICE. The Mobetron is unique in its ability to generate a narrow, three-millimeter-wide electron beam at high energies in the O.R. environment. In July 1996, the Target received a $100,000 SBIR grant from the National Institute of Health to prototype and test a device to deliver electron beam therapy through a thin needle, similar to a biopsy needle.

         This technique, called interstitial electron beam therapy "IEBT" and often referred to as "needle therapy", could enable electrons to be delivered with or without surgery to highly localized cancers, such as brain tumors, ovarian cancer nodes, liver metastases, and prostate cancer. The Target has demonstrated the feasibility of the needle therapy system and in 2005 expects to continue development of the IEBT device as an add-on accessory to the Mobetron system. The Target also believes that its needle therapy product can be used in gene therapy applications to activate the genes once biologic agents have been delivered to the organ of interest.

COMPETITION

         To the Target's knowledge no other company currently produces a mobile linear accelerator that requires no shielding. The alternative is using a dedicated O.R. or heroic transport for IORT procedures. These alternatives discussed above are costly and severely limit IORT usage.

         In the mid 1980's, Siemens offered a conventional design, electron-only linear accelerator for IORT procedures. This system was a conventional radiotherapy accelerator modified to treat only in the electron mode, but still requiring a shielded room. Despite a total cost of more than $3.5 million, including reconstruction of the O.R. to install concrete shielding, Siemens sold seven systems.

         Other conventional linac manufacturers have sold one or two similarly modified conventional accelerators and could continue to offer essentially the same type of conventional unshielded system, but no manufacturer is known to the Target to currently have the technology to develop a system that is light enough to be mobile and which does not require room shielding.

         Hitesys, an Italian company, is now offering a modified, non-shielded unit "Novac 7" for IORT in Italy and Europe. This linear accelerator system was developed, in part, with funding from the Italian government. The Novac 7 has lower energy than the Mobetron and requires mobile shielding to be positioned around the surgical table prior to treating.

         The Target is also aware of a spin-off of Hitesys, called Liac, which has recently been formed and is attempting to replace Hitesys in the Italian market. Liac has delivered its prototype unit but is not yet in commercial sales to other hospitals. The features and technology of the Liac IORT system is very similar to that used by Hitesys. The Target does not believe that Liac system is likely to become serious competition outside of Italy.

         If significant direct competition does occur, at least initially it is likely to be through modifying conventional S-band accelerators for electron only operation, as none of the major linac manufacturers have extensive X-band technology expertise. It is also possible that an alternative technology will be developed that directly competes with the Target's products.

GOVERNMENT REGULATION

         All medical devices require certification from the United States Food and Drug Administration before entering distribution. The certification process assures that the products are safe and effective. To treat patients at UCSF, the Target applied for and received, in December 1996, an Investigational Device Exemption "IDE" approval from the FDA for a UC San Francisco study involving 14 patients. The IDE study at UCSF was completed on March 9, 1998. On March 24, 1998, the Target submitted the Mobetron to the FDA for certification under the 510(k) process. The 510(k) process is reserved for medical devices that are deemed to have established clinical efficacy, thereby avoiding lengthy clinical trials. The FDA allowed UCSF to continue to use the Mobetron to treat IORT patients while the FDA reviewed the Target's 510(k) application.

         On July 24, 1998, the Target received clearance from the FDA under the 510(k) provision, allowing the Target to begin commercial marketing and sales of the Mobetron in the United States. Hospitals in the United States are already using and billing for IORT.

         Europe and Japan have separate certification processes. The Target received clearance for sales in Japan in May 2000, and received marketing approval for the European Union "CE Mark" in September 2001. The Mobetron has been tested according to the regulatory standards for radiotherapy accelerators, including the Suggested State Regulations for the Control of Radiation "SSRCR" and the International Electrotechnical Committee "IEC" requirements for radiotherapy equipment. The Target is also in the process of registering its products for sale in China and Taiwan.

MANAGEMENT

         The executive officers and directors of the Target are as follows. It is anticipated that the current officers and directors of the Target will become the officers and directors of the surviving company after the merger, except that certain directors may be replaced prior to the merger in order to comply with the requirements of the Sarbanes-Oxley Act. The Target has an audit committee and a compensation committee. Mr. John Mathews is the only member of the Target's audit committee. The Target's compensation committee is formed by Mr. John Mathews and Mr. Theodore L. Phillips. The Target does not currently have any nominating committee. It is anticipated that upon completion of the Merger the Board of Directors will form a nominating committee.


NAME                                        AGE         POSITION
----                                        ---         --------
Donald A. Goer                              61          Chief Executive Officer, President, and
                                                        Director
John P. Matheu                              82          Director
Mary Louise Meurk                           77          Secretary and Director

Theodore L. Phillips, M.D.                  70          Director
Michael Friebe*                             39          Director
Richard Simon                               56          Vice President of Operations
Howard Solovei                              42          Chief Financial Officer

** Mr. Friebe will be joining the Board of Directors on the effective date of the merger.

Donald A. Goer, Ph.D., President/CEO and Director

         A co-founder of the Company in 1993, Dr. Goer received his doctorate in physics in 1973 from The Ohio State University. He is a recognized expert on linear accelerator technology and is the author of a number of articles on the subject, including the chapter on radiation therapy linear accelerators for the Encyclopedia of Medical Devices and Instrumentation. After post-doctoral study in metallurgical engineering, Dr. Goer joined Varian Associates. Dr. Goer has seventeen years experience in the sales, marketing and product development of linear accelerators. From 1977 through 1985, Dr. Goer was responsible for the product development of Varian's cancer therapy equipment. Five new cancer treatment units were successfully introduced to the market during this period, resulting in the sale of more than 700 treatment systems. Between 1985 and 1990, Dr. Goer was responsible for market development and strategic planning at Varian. Dr. Goer's last position at Varian was Manager of Sales Operations with principal responsibilities in the international market. In 1991, Dr. Goer joined SRC as President. In 1991, Dr. Goer assisted in founding Accuray, Inc., a medical company providing dedicated accelerators for radiosurgery.

John P. Matheu, Director

         Mr. Matheu has extensive experience in the biopharmaceutical and medical device industries. He served 34 years with Pfizer Pharmaceuticals, Inc., where among other accomplishments, as Vice President he established and directed Pfizer's generic drug division. Prior to that assignment, Mr. Matheu directed Pfizer's 1100 person sales force, its hospital marketing group and its training department. As a principal of Matheu Associates, he provides consulting and management advice to the pharmaceutical, biotechnology and medical device industry.

Mary Louise Meurk, Secretary and Director

         Ms. Meurk has forty years experience as a radiological physicist and is certified by the American Board of Radiological Physics. In addition to authoring numerous articles in her field, Ms. Meurk is a Fellow Emeritus of the American College of Radiology and a Fellow in the American Association of Physicists in Medicine. Ms. Meurk received her BA in physics from Wellesley College and furthered her studies at the University of Geneva. She was Assistant Attending Physicist at Memorial-Sloan Kettering, Head of the Division of Radiological Physics at the Zellerbach Saroni Tumor Institute, and was a founder and now President of the West Coast Cancer Foundation. Ms. Meurk is also a Founder and Director, and serves as Secretary to the Target.

Theodore Phillips, M.D., Director

         Dr. Phillips is the principal or contributing author on more than 300 articles on cancer treatment in the medical literature and is one of the most distinguished radiation oncologists in the world. Under his guidance as Professor and Chairman of Radiation Oncology at the UCSF, the University became recognized as one of the top cancer treatment centers in the world. He has received numerous awards and honors for his many contributions to cancer treatment. While Dr. Phillips was Chairman of Radiation Oncology at UCSF, the hospital purchased the first Mobetron system. He currently serves as Chairman of the Technical Advisory Board of the Target and holds the prestigious Wun-Kon Fu Endowed Chair in Radiation Oncology at UCSF.

         Dr. Michael Friebe, (to join Board of Directors effective the date of merger)

         Dr. Michael Friebe is Chief Executive Officer and President of Tomovation GmbH. Tomovation is a German company that owns and operates imaging centers in Germany and makes investments in early stage European medical technology companies. Prior to forming Tomovation, Dr. Friebe was the founder of Neuromed A.G. and the president of UMS-Neuromed. These companies operated mobile MRI, CT and PET systems in a number of European Countries. Dr. Friebe received BSc and MSEE in Electrical Engineering from the University of Stuttgart in Germany, and a PhD in medical engineering from the University of Witten in Germany. He is a member of several professional engineering and medical societies.

Richard Simon, Vice President of Operations

         Mr. Simon has had an extensive career in the engineering, service and manufacturing of medical equipment, including twenty years in engineering positions with the medical division of Varian Associates. For ten years, Mr. Simon served as the engineer and project manager for the C Series linacs for Varian, developing and shipping more than 450 linear accelerators during this period. He was the project manager for the VARiS oncology information system from Varian, with more than 100 systems shipped. Mr. Simon received professional training in electrical engineering and project management. Mr. Simon has been employed by the Target for over 6 years.

Howard Solovei, Chief Financial Officer

         Mr. Solovei served as the CFO of Phoenix Leasing Inc., where he gained 14 years experience in leasing and equipment finance. At Phoenix, Mr. Solovei was responsible for the management of nearly $1 billion of leased assets, $600 million of bank agreements for the company's 30+ partnerships and corporate entities as well as securitized debt offerings of $85 million. Mr. Solovei was also responsible for projections and strategic and tactical planning for the company and its public limited partnerships. Mr. Solovei has worked as a consultant or employee to the Target since 2002.

TECHNICAL ADVISORY BOARD



NAME                               TITLE                       INSTITUTION/COMPANY
----                               -----                       -------------------
Ted Phillips, M.D.                 Wun-Kon Fu Endowed Chair    UC San Francisco, Department of
                                   in Radiation Oncology,      Radiation Oncology
                                   former Chairman

Len Gunderson, M.D.                Professor & Chairman        Mayo Clinic Department of Radiation Oncology

Mitsuyuki Abe, M.D.                Director                    Kyogo Women's Hospital, Japan

Felipe A. Calvo                    Chairman & Professor        Hospital General Universitario Madrid,
                                                               Spain

EMPLOYEES

         The Target currently has 11 employees and 3 significant independent contractors.

FACILITIES

         The Target rents facilities at 3170 De La Cruz Blvd., Suite 108, Santa Clara, California 95054, which are used for its headquarters and operations. The Target's current lease runs through the end of December 2004. The Target's headquarters is expected to become the headquarters for the surviving company in the proposed merger.

LEGAL PROCEEDINGS

         There are no legal proceedings now pending by or against the Target.

MARKET INFORMATION FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION. There is no public trading market for the Target's securities, including its common stock.

         HOLDERS.   The  Target  has  229  stockholders  as  of  March  31.  For information regarding the Target's capital structure see "THE MERGER - Capital Structures of the Company and the Target - The Target."

                       FINANCIAL INFORMATION OF THE TARGET


                   Unaudited Consolidated Financial Statements

                              Intraop Medical Inc.


                    SIX MONTHS ENDED MARCH 31, 2004 AND 2003

                              Intraop Medical, Inc.
                      Unaudited Consolidated Balance Sheets

                                                                 AT MARCH 31,
                                                                     2004               2003
                                                                 -------------       ----------
ASSETS
Current Assets
Cash & Cash Equivalents                                                192,491           147,522
Accounts Receivable                                                     28,347           105,278
Inventory & WIP                                                      1,260,626           647,724
Loan Fees - Net amortization                                           611,301                --
Prepaid Expenses                                                       454,871            27,931
------------------------------------------------------------------------------------------------
Total Current Assets                                                 2,547,636           928,455
Property and Equipment
Furniture & Fixtures - Net accumulated  depreciation                    75,055            10,377
Mobetron - Net accumulated depreciation                                 84,631           225,130
------------------------------------------------------------------------------------------------
Total Property and Equipment                                           159,686           235,507
Other Assets
Intangibles - Net amortization                                         262,548           135,502
Deposits                                                               248,892            77,687
Deferred Cost of Revenue                                             1,007,523                --
------------------------------------------------------------------------------------------------
Total Other Assets                                                   1,518,963           213,189

TOTAL ASSETS                                                         4,226,285         1,377,151

LIABILITIES AND CAPITAL
Current Liabilities
Accounts Payable                                                     1,124,229         1,189,701
Notes Payable (net of unamortized discounts of $5,877
and $7,501 in 2004 and 2003 respectively)                            5,377,404         1,867,449
Royalty Payable                                                        125,000            75,000
Interest Payable                                                       191,407            77,497
Sales Tax Payable                                                       58,950            58,950
Est. Liability Warranties & Service Contracts                          153,102            67,715
Paid Leave Accrual & Wages Payable                                      88,380            67,786
Other Current Liabilities                                               62,400             2,000
Contract Advances                                                      335,917           202,824

Deferred Revenue                                                    1,230,685                 --
------------------------------------------------------------------------------------------------
Total Current Liabilities                                            8,747,474         3,608,922
Non-current Liabilities
Notes Payable                                                               --            88,501
------------------------------------------------------------------------------------------------
Total Non-current Liabilities                                               --            88,501

TOTAL LIABILITIES                                                    8,747,474         3,697,423


                                                                       AT MARCH 31,
                                                                          2004              2003
                                                           --------------------------------------
CAPITAL
Preferred Stock                                                          4,679             4,679
Common Stock                                                             9,195             3,690

Stock Issued as Collateral                                         (3,000,000)                 -
Additional Paid In Capital                                          11,751,677         8,708,695
Treasury Stock                                                       (150,000)         (150,000)
Retained Earnings                                                 (13,136,740)      (10,887,336)
---------------------------------------------------------- -------------------- -----------------
TOTAL CAPITAL                                                      (4,521,189)       (2,320,272)
TOTAL LIABILITIES & CAPITAL                                          4,226,285         1,377,151
========================================================== ==================== =================

                             SEE ACCOMPANYING NOTES.

                              Intraop Medical Inc.
                 Unaudited Consolidated Statements of Operations


                                                             SIX MONTHS ENDED MARCH 31,
                                                                       2004              2003
                                                        -------------------------------------

Revenue                                                             192,533           263,973
Cost of Sales                                                       139,036           229,138
---------------------------------------------------------------------------------------------
GROSS MARGIN                                                         53,497            34,835

OPERATING EXPENSES
General & Administrative                                            854,412           307,387
Sales and Marketing                                                 182,256           265,076
Research and Development                                            274,825           215,486
---------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          1,311,493           787,949

OPERATING INCOME/(LOSS)                                         (1,257,996)         (753,114)

INTEREST EXPENSE AND TAXES
Interest Expense/Income, Net                                        205,569            75,339
State Income and Property Taxes                                       4,872             4,437
---------------------------------------------------------------------------------------------
TOTAL INTEREST AND TAXES                                            210,441            79,776
---------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                               (1,468,437)         (832,890)

NET INCOME/(LOSS) PER SHARE                                          (0.21)            (0.13)
WEIGHTED AVERAGE BASIC AND DILUTED SHARES                         6,850,379         6,643,108
=============================================================================================

                             SEE ACCOMPANYING NOTES.

                              Intraop Medical Inc.
      Unaudited Consolidated Statements of Stockholders' Equity (Deficit)


                       Convertible
                     Preferred Stock   Common Stock                   Advances     Stock
                     ------------------------------       Additional (Receivables) Issued
                                                          Paid-In    for Stock       As         Treasury   Accumulated
                     Shares     Amount Shares     Amount  Capital    Purchases     Collateral    Stock     Deficit            Total
-----------------------------------------------------------------------------------------------------------------------------------
 Balance  at
  September 30, 2002  4,578,767  4,579  6,807,675  6,808   8,375,059  (165,875)                (150,000)   (10,054,446)  (1,983,875)
   Offering costs on
    promissory note
    program                                               (22,501)                                                          (22,501)
   Issusance of
    Series 4
    preferred stock
     at $2.50 per
      share           100,000    100.00                    249,900                                                           250,000
   Issusance of
    common stock
     at $1.25 per
      share                             200,000    200     249,800                                                           250,000
   Cancellation of
    331.750 shares
    and
     corresponding
      stock
      receivable                       (331,750)   (3,318) (162,557)   165,875                                                     0
   Stock
    compensation for
    options granted
     to non-
      employees and
      non-employee
     directors                                             7,005                                                               7,005
  Note discount for
   warrants issued
   under
     the Promissory
      Note Program                                         11,989                                                             11,989
   Net loss and
    comprehensive
    loss                                                                                                     (832,890)     (832,890)
------------------------------------------------------------------------------------------------------------------------------------
 Balance  at March
  31, 2003            4,678,767  4,679  6,675,925  3,690   8,708,695     0                       (150,000) (10,887,336)  (2,320,272)
------------------------------------------------------------------------------------------------------------------------------------
   Offering costs on
    promissory note
    program                                               (19,997)                                                          (19,997)
   Exercise of
    options for
    common stock
     at $0.80 per
      share                              5,000      4       3,996                                                              4,000
 Accounting
  adjustment to
  common stock                                     2,986   (2,986)                                                                 0
  Note discount for
   warrants issued
   under
     the Promissory
      Note Program                                          1,768                                                              1,768
   Net loss and
    comprehensive
    loss                                                                                                     (780,967)     (780,967)
------------------------------------------------------------------------------------------------------------------------------------
 Balance  at
  September 30, 2003  4,678,767  4,679  6,680,925  6,680   8,691,476      0                      (150,000)  (11,668,303) (3,115,468)
------------------------------------------------------------------------------------------------------------------------------------




                       Convertible
                     Preferred Stock   Common Stock                   Advances     Stock
                     ------------------------------       Additional (Receivables) Issued
                                                          Paid-In    for Stock       As         Treasury   Accumulated
                     Shares     Amount Shares     Amount  Capital    Purchases     Collateral    Stock     Deficit            Total
------------------------------------------------------------------------------------------------------------------------------------
   Exercise of
    warrants for
    common stock
     at $.50 per
      share                             10,000     10       4,990                                                              5,000
   Exercise of
    options for
    common stock
     at $1.25 per
      share                              5,000      5       6,245                                                              6,250
   Issuance of common
    stock as
    collateral
     for Note Payable                   2,400,000  2,400   2,997,600              (3,000,000)                                      0
   Net exercise of
    warrant for
    100,000 shares
     of common stock
      at $1.25 per
      share                              100,000   100      (100)                                                                  0
   Stock compensation
    for options
    granted
     to non-employees
      and non-
      employee
     directors                                              12,122                                                            12,122
   Expense for
    warrants and
    options
     granted to non-
      employees                                             28,014                                                            28,014
  Note discount for
   warrants issued
   under
     the Promissory
      Note Program                                          11,330                                                            11,330
   Net loss and
    comprehensive
    loss                                                                                                    (1,468,437)  (1,468,437)
------------------------------------------------------------------------------------------------------------------------------------
 Balance  at March
  31, 2004            4,678,767  4,679  9,195,925  9,195   11,751,677    0        (3,000,000)   (150,000)   (13,136,740) (4,521,189)
====================================================================================================================================


See accompanying notes.

                              INTRAOP MEDICAL INC.
                UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           SIX MONTHS ENDED MARCH 31,
                                                                           2004                     2003
                                                                    -------------------------------------
OPERATIONS
Net Loss                                                                   (1,440,423)          (832,890)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization of Intangibles                                 165,407             94,082

  Non-cash compensation expense for options issued                              12,124              7,005

  Amortization of note discount                                                  8,923             11,545
  Changes in operating assets and liabilities:
    Accounts receivable                                                        149,821           (60,014)
    Inventory                                                                   31,781          (252,325)
    Deposits                                                                 (163,378)           (69,687)
    Deferred cost of revenue                                               (1,007,523)                  -
    Loan Fees                                                                (625,000)                  -
    Prepaid expenses                                                         (429,772)           (17,208)
    Accounts payable                                                       (1,225,256)            360,706
    Interest payable                                                            52,310             31,485
    Accrued liabilities                                                         63,170           (43,232)
    Sales tax payable                                                                0           (17,067)
    Contract advances                                                          175,917             92,824
    Deferred revenue                                                         1,230,685            (8,375)
---------------------------------------------------------------------------------------------------------
NET CASH USED IN OPERATIONS                                                (3,001,214)          (703,151)

INVESTING ACTIVITIES
Purchases of property & equipment                                             (13,270)            (1,235)
Purchases of intangible assets                                                    -              (63,100)
---------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                                            (64,335)
                                                                              (13,270)
FINANCING ACTIVITIES
PROCEEDS FROM:
  Notes payable -- related parties                                              50,000            255,000
  Notes payable                                                              3,941,250            555,305
  Issuance of common stock                                                      11,250            250,000
  Issuance of preferred stock                                                     -               250,000
---------------------------------------------------------------------------------------------------------
TOTAL PROCEEDS                                                               4,002,500          1,310,305



                                                                           SIX MONTHS ENDED MARCH 31,
                                                                           2004                      2003
                                                                    -------------------------------------
USED FOR:
  Repayment of notes payable -- related parties                                  -              (105,000)
  Repayment of notes payable                                                 (826,538)           (47,211)
  Issuance costs related to notes payable                                        -               (22,501)
  Repayment of principal under capital lease obligations                         -              (262,281)
---------------------------------------------------------------------------------------------------------
TOTAL USES                                                                   (826,538)          (436,993)
NET CASH FROM FINANCING ACTIVITIES                                           3,175,962            873,312

NET INCREASE (DECREASE) IN CASH                                                161,478            105,826
=========================================================================================================

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING AND INVESTING ACTIVITIES
Reduction of Stock Subscription Receivable and corresponding
offset to Common Stock and Additional Paid in Capital (See Note 6)               -                165,875
Fair value of warrants issued related to notes under the
Promissory Note Program                                                         11,330             11,989
Issuance of common stock as collateral for Note Payable                      3,000,000                  -
Non-cash exercise of warrant for 100,000 shares of common stock,
increase in Common Stock and offset to Additional Paid in Capital                  100                  -


                             SEE ACCOMPANYING NOTES.

                              INTRAOP MEDICAL, INC.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2003

1.       DESCRIPTION OF BUSINESS

         Intraop Medical, Inc. (the Company or Intraop) was incorporated in Delaware in March 1993 to develop, manufacture, market, and service mobile electron beam treatment systems designed for intraoperative radiotherapy (IORT). IORT is the application of radiation directly to a cancerous tumor and/or tumor bed during surgery. In July 1998, the Company obtained FDA 510k clearance on its initial product, the "Mobetron."

2.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARED BY MANAGEMENT

         The Company's financial statements have been prepared by management and have not been audited by an independent certified public accountant. These unaudited financial statements include all adjustments, which in the opinion of management, are necessary to make the financial statements not misleading.

GOING CONCERN

         The Company's financial statements have been prepared on a basis that contemplates realization of assets and satisfaction of liabilities in the normal course of business. The Company has incurred operating losses since inception and expects such losses to continue as it furthers its product development programs. From inception to March 31, 2004, the Company incurred cumulative net losses of $13,136,740. As of March 31, 2004, the Company had cash and cash equivalents and other current assets of $2,547,636, which is not sufficient to pay existing liabilities and commitments and fund its obligations in the near term. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

         Intraop's ability to continue as a going concern is highly dependent, among other factors, on its ability to continue the development and commercialization of its products, obtain sufficient financing to produce the products, and obtain additional customers for its products. The Company is currently pursuing additional funding to further the development of its products and markets. Such funding may include the issuance of equity securities or debt instruments. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue in existence.

BASIS OF PRESENTATION

         The financial statements include the accounts of the Company's wholly owned subsidiaries, Intraop Medical Services, Inc. and Intraop Medical Services Louisville, L.L.C. Significant intercompany accounts and transactions have been eliminated.

CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments with original maturities of less than 90 days to be cash equivalents.

USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

         The carrying amount of cash and cash equivalents, accounts receivable, accounts payable, and notes payable approximates their fair value either due to the short duration to maturity or a comparison to market interest rates for similar instruments.

CONCENTRATION OF RISK

         The Company's revenues are derived from the sale of one product, the Mobetron, and its related accessories. Should revenues from this product not increase as expected in the near term, results from operations would be severely affected.

         Financial instruments that potentially subject the Company to concentrations of credit risks are principally trade accounts receivable. The Company has limited sales to date, which are all to well-established health care institutions located worldwide. The Company does not require collateral for accounts receivable.

INVENTORY

         Inventories are stated at lower of cost or market. Cost is computed using the first-in, first-out basis. For the period presented, inventory was comprised of a Mobetron subject to acceptance testing, and parts and accessories for the Mobetron product. Inventories are reviewed at least annually for obsolescence or permanent markdowns and adjustments, if any, and are included in cost of goods sold. Inventory at March 31, 2004 and 2003, consist of the following:


                                                                      2004             2003
                                                             ------------------------------------
Work-in-progress                                               $   971,960        $   303,487
Finished goods                                                     288,666            344,237
------------------------------------------------------------------------------------------------
Inventory                                                        1,260,626            647,724
------------------------------------------------------------------------------------------------


PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost and are depreciated on a straight-line basis over their estimated useful lives of three to five years. Property and equipment at March 31, 2004 and 2003, consist of the following:


                                                                      2004             2003
                                                             ------------------------------------
Furniture and fixtures                                         $    12,503        $    12,503
Computers and equipment                                            180,802             99,963
Equipment on lease to customer under operating lease
                                                                   690,706            690,706
------------------------------------------------------------------------------------------------
Total Property and Equipment                                       884,011            803,173
Less accumulated depreciation and Amortization                    (724,325)          (567,666)
------------------------------------------------------------------------------------------------
Property and Equipment, Net                                    $   159,686        $   235,507
================================================================================================


INTANGIBLE ASSETS

         Intangible assets include installment payments to Schonberg Radiation Corporation for license rights to acquire their linear accelerator technology (see Note 6). They also include amounts paid to Siemens Medical Systems, Inc. for manufacturing and design rights and design instructions under the termination agreement (see Note 5) and amounts paid to CDS Group Corporation, the Company's contract manufacturer of the Mobetron, for engineering and vendor non-recurring expenses (see Note 5). The cost basis is $464,228 and $238,100 at March 31, 2004 and 2003, respectively. The assets are amortized on a straight-line basis over their estimated useful life of three to seven years. Accumulated amortization is $201,680 and $102,598 at March 31, 2004 and 2003, respectively.

         The Company's historical and projected revenues are related to the sale of the Company's sole product, the Mobetron. Should revenues of the Mobetron product in future periods be significantly less than management's expectation, the benefit from the use of the linear accelerator technology license rights, and the Siemens and CDS related intangibles, would be limited and may result in an impairment of the intangible assets.

RESEARCH AND DEVELOPMENT

         Costs incurred for research and development, which include direct expenses and an allocation of research-related overhead expenses, are expensed as incurred. The Company has not incurred significant costs for software development related to its Mobetron product.

INCOME TAXES

         Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

REVENUE RECOGNITION

         In the six months ended March 31, 2004 and 2003, revenue consisted primarily of product sales and payments received under an operating lease agreement.

         Revenue from Mobetron product sales is recognized upon installation provided any remaining obligations are inconsequential or perfunctory and collection of the resulting receivable is deemed probable. Revenue for accessories are recognized upon shipment. The Company is responsible for warranty obligation arising from its sales and provides for an estimate of its warranty obligation at the time of sale. The Company's contract manufacturers are responsible for the costs of any manufacturing defects.

         The Company delivered one of its Mobetron's to Catharina Ziekenhuis, a hospital in Eindhoven, Netherlands in November 2003 for which revenues and costs of sale were deferred due to certain remaining obligations with regard to the transaction. As an equipment supplier, the Company received proceeds in the amount of $1,230,685 as sale price of the equipment from a third party leasing company, who in turn leased the equipment to the hospital pursuant to a 70 month lease. The Company has no material obligations under the lease and the lease remains an unconditional obligation of the hospital as the lessee.

         However, as an inducement to the hospital to enter into the lease the Company agreed in a contract with the hospital that, should the hospital decide, upon 60 days notice to the Company, that at month eighteen of its lease that the it wishes to prepay its lease with the leasing company (a one-time option), that the Company would reimburse the hospital for cost of its exercise of the prepayment option. Following the reimbursement by the Company to the hospital for the prepayment amount, title to the equipment would revert to the Company. Because of this potential repayment obligation, the Company has decided to defer recognition of the sale until the passage of the Company's potential prepayment obligation to the hospital. The Company has instead recorded Deferred Revenue of $1,230,685 (the amount of the proceeds received from the leasing company) and a corresponding Deferred Cost of Revenue of $1,007,523 (the amount would otherwise have been its costs of sale for the this transaction).

         Revenue from operating lease activities is recognized as income over the lease term as it becomes receivable according to the provisions of the lease. As of March 31, 2004 and 2003 respectively, the Company had one outstanding lease agreement providing for minimum monthly payments of $18,000 per month, with the final minimum lease payment due August 1, 2004.

         Minimum lease payments receivable under the lease at the end of each fiscal year ending September 30, are:

                          YEAR          AMOUNT
                          -------------------------
                          2003          108,000
                          2004          198,000
                          2005          --
                          =========================


         The Company incurred $1,706 and $1,520 of shipping and handling costs related to its product sales for the six months ended March 31, 2004 and 2003, respectively. These costs related to the 2004 period were included in Deferred Cost of Revenue while those related to the 2003 period were expensed as Cost of Sales.

RECENT ACCOUNTING PRONOUNCEMENTS

         In July 2001, the FASB issued SFAS No. 141 "Business Combinations." SFAS No. 141 supersedes Accounting Principles Board ("APB") No. 16 and requires that any business combinations initiated after June 30, 2001 be accounted for as a purchase; therefore, eliminating the pooling-of-interest method defined in APB
16. The statement is effective for any business combination initiated after June

30, 2001 and shall apply to all business combinations accounted for by the purchase method for which the date of acquisition is July 1, 2001 or later. The Company does not expect the adoption to have a material effect to the Company's financial position or results of operations since the Company has not participated in such activities covered under this pronouncement after the effective date.

         In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangibles." SFAS No. 142 addresses the initial recognition, measurement and amortization of intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) and addresses the amortization provisions for excess cost over fair value of net assets acquired or intangibles acquired in a business combination. The statement is effective for fiscal years beginning after December 15, 2001, and is effective July 1, 2001 for any intangibles acquired in a business combination initiated after June 30, 2001. The Company does not expect the adoption to have a material effect to the Company's financial position or results of operations.

         In October 2001, the FASB recently issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company's legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement is effective for fiscal years beginning after June 30, 2002. The Company does not expect the adoption to have a material effect to the Company's financial position or results of operations.

         In October 2001, the FASB issued SFAS No. 144, "Accounting for Impairment of Disposal of Long-Lived Assets", which supercedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", and the accounting and reporting provision of APB Opinion No. 30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", for the disposal of a segment of a business. This statement also amends ARB No. 51, "Consolidated Financial Statements", to eliminate the exception to consolidation for a subsidiary for which control is likely to be impaired. SFAS No. 144 requires that long-lived assets to be disposed of by sale, including those of discontinued operations, be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 also establishes a "primary-asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. This statement is effective for fiscal years beginning after December 15, 2001. The Company's adoption did not have a material effect to the Company's financial position or results of operations.

         In April 2002, the FASB issued Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB Statement No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements" and FASB Statement No. 44, "Accounting for Intangible Assets of Motor Carriers". This Statement amends FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The adoption did not have a material effect to the Company's financial position or results of operations.

         In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company does not expect the adoption to have a material effect to the Company's financial position or results of operations.

         In October 2002, the FASB issued Statement No. 147, "Acquisitions of Certain Financial Institutions -- an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", which removes acquisitions of financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. In addition, this Statement amends SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. The requirements relating to acquisitions of financial institutions is effective for acquisitions for which the date of acquisition is on or after October 1, 2002. The provisions related to accounting for the impairment or disposal of certain long-term customer-relationship intangible assets are effective on October 1, 2002. The adoption of this Statement did not have a material effect to the Company's financial position or results of operations as the Company has not engaged in either of these activities.

         In December 2002, the FASB issued Statement No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure", which amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of this statement did not have a material effect on the Company's financial position or results of operations as the Company has not elected to change to the fair value based method of accounting for stock-based employee compensation.

         During April 2003, the FASB issued SFAS 149 - "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", effective for contracts entered into or modified after September 30, 2003, except as stated below and for hedging relationships designated after September 30, 2003. In addition, except as stated below, all provisions of this Statement were applied prospectively. The provisions of this Statement that relate to Statement 133 Implementation Issues that were effective for fiscal quarters that began prior to June 15, 2003, were applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 23(a), which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after September 30, 2003. The Company does not participate in such transactions and accordingly, the adoption of FASB 149 did not have an effect on the Company's consolidated financial statements.

         During May 2003, the FASB issued SFAS 150 - "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective for public entities at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Company has adopted FASB 150 which did not have an material effect on the Company's consolidated financial statements.

         On January 1, 2002, the Company adopted Financial Accounting Standards Board Emerging Issues Task Force No. 01-14, "Income Statement Characterization of Reimbursements Received for `Out-of-Pocket' Expenses Incurred," ("EITF 01-14"). EITF 01-14 requires companies to characterize reimbursements received for out-of-pocket expenses incurred as revenue and to reclassify prior period financial statements to conform to current year presentation for comparative purposes. The Company's treatment of reimbursable out-of-pocket expenses was already in compliance with EITF 01-14 prior to its adoption.

         In December 2003, the FASB issued a revised SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" which replaces the previously issued Statement. The revised Statement increases the existing disclosures for defined benefit pension plans and other defined benefit postretirement plans. However, it does not change the measurement or recognition of those plans as required under SFAS No. 87, "Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." Specifically, the revised Statement requires companies to provide additional disclosures about pension plan assets, benefit obligations, cash flows, and benefit costs of defined benefit pension plans and other defined benefit postretirement plans. Also, companies are required to provide a breakdown of plan assets by category, such as debt, equity and real estate, and to provide certain expected rates of return and target allocation percentages for these asset categories. The Company has implemented this pronouncement and has concluded that the adoption has no material effect to the consolidated financial statements.

         In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (an interpretation of Accounting Research Bulletin (ARB) No. 51, Consolidated Financial Statements). Interpretation 46 addresses consolidation by business enterprises of entities to which the usual condition of consolidation described in ARB-51 does not apply. The Interpretation changes the criteria by which one company includes another entity in its consolidated financial statements. The general requirement to consolidate under ARB-51 is based on the presumption that an enterprise's financial statement should include all of the entities in which it has a controlling financial interest (i.e., majority voting interest). Interpretation 46 requires a variable interest entity to be consolidated by a company that does not have a majority voting interest, but nevertheless, is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. In December 2003, the FASB concluded to revise certain elements of FIN 46, primarily to clarify the required accounting for interests in variable interest entities. FIN-46R replaces FIN-46, that was issued in January 2003. FIN-46R exempts certain entities from its requirements and provides for special effective dates for entities that have fully or partially applied FIN-46 as of

December 24, 2003. In certain situations, entities have the option of applying or continuing to apply FIN-46 for a short period of time before applying FIN-46R. In general, for all entities that were previously considered special purpose entities, FIN 46 should be applied for registrants who file under Regulation SX in periods ending after March 31, 2004, and for registrants who file under Regulation SB, in periods ending after December 15, 2004. The Company has no relationships which would be characterized relationships with variable interest entities and therefore the adoption of Interpretation No. 46 and no effect on the consolidated financial statements of the Company.

         In December 2003, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition." SAB 104 supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB 104's primary purpose is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB 104 rescinds the SEC's Revenue Recognition in Financial Statements Frequently Asked Questions and Answers ("the FAQ") issued with SAB 101 that had been codified in SEC Topic 13, Revenue Recognition. Selected portions of the FAQ have been incorporated into SAB 104. While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104, which was effective upon issuance. The adoption of SAB 104 did not affect the consolidated financial statements.

3.       DEBT OBLIGATIONS

         Debt obligations at March 31, 2004 and 2003, are summarized as follows:


                                                                         2004                 2003
                                                                         ----                 ----
Notes payable - related parties                                $      898,000     $       660,000
Loans payable                                                       4,485,291            1,303,451
Leases payable                                                             --                   --
Unamortized Note Discounts                                             (5,887)              (7,501)
----------------------------------------------------------------------------------------------------
Total debt and lease obligations                                    5,377,404            1,955,950
Less current portion of debt and lease obligations                  5,377,404            1,867,449
----------------------------------------------------------------------------------------------------
Long-term portion of debt and lease obligations                $     --.--             $     88,501
====================================================================================================


NOTES PAYABLE - RELATED PARTIES

         Notes payable to related parties include notes issued to various officers, directors, and stockholders of the Company. The notes are due on demand and bear interest at between 9% and 10% per annum, payable quarterly unless otherwise specified by each holder. Included in the total is $125,000 and $0 at March 31, 2004 and 2003, respectively, which represents promissory notes under the Company's Promissory Note Program described below and $25,000 and $0 at March 31, 2004 and 2003 respectively which represents notes under the Company's Convertible Note Program described below.

LOANS PAYABLE

PROMISSORY NOTES

         Promissory notes relate to notes issued under the Company's Promissory Note Program. Promissory notes are convertible to Company common stock at $1.25 per share at the option of the note holders. Additionally, the note holders received warrants as described in Warrants (see Note 7.). The promissory notes are current and bear interest at 9% per annum, payable quarterly. The principal balance outstanding under the notes is $1,200,000 (including $125,000 owed to related parties) and $975,000 less unamortized discounts of $5,887 and $7,501 at March 31, 2004 and 2003, respectively as described in Warrants (see Note 7.).

         During the six months ended March 31, 2003, the Company elected to extend the maturity of the Promissory Notes from March 1, 2003 to March 1, 2004, for which extension the Company issued 84,000 warrants at a strike price of $1.25 per share to the note holders as per the terms of the program.

         During the six months ended March 31, 2004, in anticipation of the maturity of their notes on March 1, 2004, holders of $345,000 of notes under the Company's Promissory Note Program agreed to extend the maturity and, subject to the closing of the Company's planned reverse merger (see Note 10), to convert their notes into common stock at $1.25 per share, while holders of $650,000 and $205,000 of Promissory Notes agreed simply to extend their notes until June 1, 2004 and September 1, 2004, respectively. In exchange for their agreement to convert or extend their Promissory Notes, the Company issued 240,000 warrants at a strike price of $1.25 per share to these note holders (See Note 7, Warrants). The remaining holders or $300,000 of Promissory notes elected not to either convert or extend and these Promissory notes were repaid between March 25 and March 31, 2004.

CONVERTIBLE NOTES

         Convertible notes relate to notes issued under the Company's Convertible Note Program which the Company began in October 2003 in anticipation its planned reverse merger (see Note 10). Convertible notes are convertible to Company common stock at $1.50 per share at the option of the note holders, however such notes, including any accrued interest, will automatically convert to Company common stock at between $1.00 and $1.50 per share based on the terms and attainment of its next round of equity financing. The notes are current and bear interest at 8% per annum and are due in full including all accrued interest on February 28, 2005. As of March 31, 2004 and 2003, the principal balance outstanding under the notes is $341,250 and $0 respectively.

OTHER LOANS PAYABLE

         In December 2003, the Target received an unsecured, non-interest bearing promissory note of $400,000 from a third party. The $400,000 note was repaid in March 2004.

         In February 2003, the Company borrowed $325,073 from a financial institution. A portion of the proceeds were used to fully repay the amounts outstanding under a capital lease from DVI Financial Services (see Leases Payable below). The loan is secured by the assignment of an operating lease and the underlying equipment pursuant to a lease between the Company and one of its customers (see Note 2, Revenue Recognition). The loan is current and bears interest at 6.75% per annum. Payments of $18,000 per month comprising interest and principal are due monthly through August 1, 2004 at which time the note will be fully amortized. As of March 31, 2004, the principal balance outstanding under the note is $88,501.

         In March 2004, the Company borrowed $3,000,000 from a financial institution. The note bears interest at 21% per annum. Interest is due monthly while principal is due in lump sum at the maturity of the note in March 2005. Certain non-refundable loan fees, including amounts paid to an intermediary, were also paid in relation to this note in the amount of $625,000 which were capitalized on the books of the Company and will be amortized into interest expense ratably over the term of the note. The loan is secured by a lien on all of the assets of the Company. In addition, the Company issued 2,400,000 shares of its common stock to the lender as security for the note "Collateral Shares" which the company estimated had a fair market value of $1.25 per share. So long as an event of default under the agreement has not occurred, the Company retains voting rights over the Collateral Shares and the lender is not permitted to sell the Collateral Shares. Additionally, the Company has prepaid seven months of interest in the amount of $367,500, which is fully refundable and will be applied to the note balance should the Company prepay the loan. The note may be prepaid in full at any time without penalty. The Company has the option to extend the note for one year by paying certain fees to the lender.

LEASES PAYABLE

         A Mobetron was leased by the Company from DVI Financial Services during fiscal 2000. This asset was financed in a capital lease transaction. The Mobetron was further subleased by the Company acting as lessor to an end user customer pursuant to an operating lease (see Revenue Recognition, Note 2). The capital lease was fully repaid during February 2003 out of a portion of the proceeds from a borrowing made by the Company (see Other Loans Payable above). Monthly payments under the capital lease were $16,732 per month through an original term ending February 2004. Interest expense related to the capital lease is included in Cost of Sales on the Statement of Operations.

4.       COMMITMENTS AND CONTINGENCIES

         The Company rents its office facility in Santa Clara under a non-cancelable operating lease that expires on December 31, 2004. Rent expense was $33,996 and $36,348 for the six months ended March 31, 2004 and 2003, respectively.

         The company also rents a test facility for its machines in a medical office building in Hayward California under a non-cancelable operating lease that expired on December 31, 2003. but continues on a month-to-month basis with 30-day advance notice by either party. Rent expense was $9,806 and $0 for the years ended September 30, 2003 and 2002, respectively.

         As of March 31, 2003, future minimum facilities lease payments that come due in the following fiscal years ending September 30 are:

        2004                       46,570
        2005                       20,423
        ---------------------------------
        Total                     $66,993
        =================================

         Other than warranty expenses, for which adequate accruals have been made, no other contingencies exist which in the opinion of management require the accrual of any reserves or other liabilities. The Company has not incurred any expenses related to product liability, but does maintain product liability insurance in amounts it believes adequate. The Company's products are manufactured under contract by others and therefore the Company is not aware of any contingencies nor has it made any reserves for environmental or other factors related to the manufacture of its products.

         In the ordinary course of business, the Company may be subject to claims, complaints, and legal actions. At September March 31, 2004, management believes that the Company is not a party to any action, claim or complaint which would have a material impact on its consolidated financial condition, operations, or cash flows.

5.       SIEMENS MEDICAL SYSTEMS, INC.

         The Company entered into a Manufacturing and Distribution Agreement with Siemens on October 7, 1997. Under the Manufacturing and Distribution Agreement, Siemens agreed to manufacture, test, and distribute the Company's Mobetron system. The Company granted to Siemens an exclusive license under the agreement for the intellectual property rights to assemble this product. The product could either be sold to the Company at transfer prices as specified in the agreement or can be sold by Siemens directly to end users with a margin payment due the Company for each unit sold. Under this agreement, the Company appointed Siemens as a nonexclusive distributor to sell, distribute, market, and support the Company's products until such time as 10 units of the product have been sold and delivered by Siemens. Siemens had the option, upon agreement by the Company to minimum sales commitments of Siemens, to convert its appointment from nonexclusive to exclusive at which time the Company's right to sell to end users expires.

         On November 25, 2002, Siemens and the Company agreed to a termination of the manufacturing and distribution arrangement. Concurrently, the Company has secured a new manufacturing arrangement with CDS Group Corporation (CDS). On June 25, 2003, the Company was unable to make the first of five equal installments to Siemens in the amount of $159,032, pursuant to the termination agreement noted above. As a result, the total amount due of $795,160 became due and payable immediately. Interest accrues on this amount at the rate of 9% per annum. The Company subsequently made a payment of $159,032 on March 29, 2004. Although the Company is working to resolve payment of this account, no assurance can be given that Siemens will continue to grant forbearance.

6.       RELATED PARTY TRANSACTIONS

SCHONBERG RADIATION CORPORATION

         One of the Company's stockholders, is a former director, officer, and stockholder of Schonberg Radiation Corporation (SRC). SRC granted the Company an exclusive license to certain technology related to a linear accelerator for use in medical applications. The license agreement provides for a payment of $25,000 upon delivery of each of the first 20 accelerators. After the payments have been made, there are no additional license payments under this agreement, and the Company has the right to obtain proprietary information for the manufacture of these accelerators. As of March 31, 2004 and 2003 respectively, $125,000 and $75,000 of license payments were accrued and $125,000 has been paid by the
Company under the agreement. Prior to receiving regulatory approval to market its Mobetron product, the Company expensed $25,000 of license payments. After receiving regulatory approval, the Company has capitalized these payments as they are made and amortized the related asset over a seven-year estimated useful life from the date of regulatory approval. At March 31, 2004 and 2003 respectively, $225,000 and $175,000 has been capitalized with accumulated amortization of $139,936 and $100,005, which is included in intangible assets.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

         The Company has an accounts payable balance to certain officers and directors. The related party payable amounted to $17,341 and $17,431 as of March 31, 2004 and 2003, respectively, for expense reimbursements and pre-employment consulting work performed for the Company.

Certain officers, directors and employees lent the Company $125,000 and $0 as of March 31, 2004 and 2003, respectively, pursuant to the Company's Promissory Note Program (see Note 3) and received warrants to purchase common stock under the Program (see Note 7). Additionally, certain officers, directors and employees lent the Company $25,000 and $0 as of March 31, 2004 and 2003, respectively, pursuant to the Company's Convertible Note Program (see Note 3).

         In September 1998, one of the Company's directors, who is also a stockholder and former officer of the Company, purchased 381,750 shares of common stock at $0.50 per share. The purchase, made in February 1999, was paid partly in cash ($25,000 for 50,000 shares) and partially by a promissory note for $165,875. The note bears interest at 8% per annum. Principal and interest was due and payable on December 7, 2002. As collateral for the note, the officer granted the Company an interest in the 331,750 shares of common stock. The note was not repaid as scheduled and during the six months ended March 31, 2003, the Company cancelled the promissory note, relieving Stock Subscription Receivable and reducing Common Stock and Additional Paid In Capital accordingly.

7.       STOCKHOLDERS' EQUITY (DEFICIT)

CONVERTIBLE PREFERRED STOCK

         Convertible preferred stock at March 31, 2004 was comprised the following:

                                     AUTHORIZED         NUMBER OF SHARES
                                                        ISSUED AND
                                                        OUTSTANDING
        ----------------------------------------------------------------
        Series 1                     600,000            507,000
        Series 2                   2,000,000          1,584,750
        Series 3                   1,000,000            997,017
        Series 4                   2,000,000          1,590,000
        ----------------------------------------------------------------
        Total                      5,600,000          4,678,767
        ================================================================

         The rights, preferences, and privileges of the preferred stockholders are as follows:

DIVIDENDS

         The holders of Series 1, 2, 3, and 4 preferred stock are entitled to receive cumulative dividends at an annual rate of $0.04, $0.08, $0.12, and $0.20 per share, respectively, when and as declared by the Board of Directors. After the dividends on the preferred stock have been paid or set aside, additional dividends may be declared on the common and preferred stock as if converted on a pari passu basis.

LIQUIDATION

         The holders of Series 1, 2, 3, and 4 preferred stock are entitled to a liquidation preference to common stockholders of $0.50, $1.00, $1.50, and $2.50 per share, respectively. After the above amounts have been paid, the remaining assets are distributed to the holders of preferred and common stock on an as-converted basis.

CONVERSION AND REGISTRATION

         Each share of Series 1, 2, 3, and 4 preferred stock is convertible, at the option of the holder, at any time into common stock on a one-for-one basis (subject to certain adjustments). Conversion is automatic upon the earlier of:
(i) the closing of a firm commitment underwritten public offering of the Company's common stock for aggregate proceeds of not less than $10,000,000 and an offering price of not less that $5.00 per share or (ii) consent by the holders of two-thirds of the outstanding preferred stock. In addition, the stockholders have certain registration rights effective following the Company's initial public offering. The Company has reserved 4,678,767 shares of common stock in the event of conversion.

VOTING

         The holders of each share of preferred stock are entitled to vote on an as-converted basis along with common stockholders. As long as at least 1,000,000 shares of preferred stock remain outstanding, the Company may not, without the approval of a majority of the then outstanding shares of preferred stock, voting together as a separate class, increase the authorized number of shares of preferred stock; effect a recapitalization; change the rights, preferences, and privileges of the preferred stock; or sell substantially all of the Company's assets. Additionally, as long as 1,000,000 shares of Series 1 preferred stock or an equivalent number of shares of common stock are outstanding, the holders of the Series 1 preferred stock, voting together as a separate class, any elect one member of the Board of Directors.

COMMON STOCK

         The holders of common stock are entitled to one vote per share. All outstanding shares are subject to the Company's right of first refusal should any stockholders decide to sell shares unless a public market exists for the Company's common stock, the Company is dissolved, or more that 50% of the outstanding capital stock is sold.

STOCK OPTIONS

         In 1995, the Company adopted the 1995 Stock Option Plan (the Plan) and reserved 2,400,000 shares of common stock for issuance under the Plan.

         Under the Plan, incentive options to purchase the Company's common stock may be granted to employees at prices not lower than fair market value at the date of grant as determined by the Board of Directors. Non-statutory options (options that do not qualify as incentive options) may be granted to employees and consultants at prices no lower than 85% of fair market value at the date of grant as determined by the Board of Directors. In addition, incentive or non-statutory options may be granted to persons owning more than 10% of the voting power of all classes of stock at prices no lower than 110% of the fair market value at the date of grant as determined by options (no longer than 10 years from the date of grant, five years in certain instances). Options granted generally vest at a rate of 33% per year.

         Activity under the Plan is as follows:


                                          SHARES AVAILABLE    NUMBER OF SHARES    WEIGHTED AVERAGE     AGGREGATE PRICE
                                                                                          EXERCISE
                                                 FOR GRANT                               PRICE ($)
--------------------------------------- ------------------- ------------------- ------------------- -------------------
Balance at September 30, 2002                    1,203,500             833,500               0.606             505,200
Options Granted                                  (254,500)             254,500               0.800             203,600
Options Exercised                                        0                   0               0.000                   0
Options Cancelled                                  140,000           (140,000)             (0.511)            (71,500)
Option Expired                                           0                   0               0.000                   0
--------------------------------------- ------------------- ------------------- ------------------- -------------------
Balance at March 31, 2003                        1,089,000             948,000               0.672             637,300
Options Granted                                    (3,000)               3,000               1.250               3,750
Options Exercised                                        0             (5,000)             (0.800)             (4,000)
Options Cancelled                                    9,500             (9,500)             (0.800)             (7,600)
Option Expired                                           0                   0               0.000                   0
--------------------------------------- ------------------- ------------------- ------------------- -------------------
Balance at September 30, 2003                    1,095,500             936,500               0.672             629,450


                                                                                  WEIGHTED AVERAGE
                                        SHARES AVAILABLE                             EXERCISE
                                               FOR GRANT     NUMBER OF SHARES          PRICE ($)      AGGREGATE PRICE
---------------------------------------------------------------------------------------------------------------------
Balance at September 30, 2003                    1,095,500             936,500         0.672             629,450
Options Granted                                   (88,000)              88,000         1.250             110,000
Options Exercised                                        0             (5,000)       (1.250)             (6,250)
Options Cancelled                                        0                   0         0.000                   0
Options Expired                                          0                   0         0.000                   0
---------------------------------------------------------------------------------------------------------------------
Balance at March 31, 2004                        1,007,500           1,019,500         0.719             733,200
=====================================================================================================================


         At March 31, 2004 and 2003, 864,877 and 639,167 outstanding options were exercisable, respectively.

         The Company has adopted the disclosure-only provisions of FAS 123, as amended by FAS 148. Accordingly, no compensation cost related to employee options with exercise prices equal to the deemed fair value of the Company's common stock is recognized in the financial statements. Had compensation cost for stock options for the year ended March 31, 2004 been determined based on the fair value at the grant date for awards in those periods consistent with the provisions of FAS 123, as amended by FAS 148, the Company's net loss would not have been materially effected.

         The fair value of each employee option grant is estimated on the date of grant using the minimum-value method assuming, for the six months ended March 31, 2004 and 2003, an expected option life of four years, a risk-free interest rate ranging of 2.61% and from 2.49% to 2.51% respectively, and no dividends. The risk-free rate was calculated in accordance with the grant date and the expected option life.

         During the six months ended March 31, 2004 and 2003, the Company issued 3,500 and 3,000 options, respectively, to purchase common stock for services rendered by non-employees. The fair value of these options was $1,489 and $778, for the six months ended March 31, 2004 and 2003, respectively, which was expensed upon issuance.

         During the six months ended March 31, 2004 and 2003, the Company issued 25,000 and 25,000 options, respectively, to purchase common stock to its non-employee directors. The fair value of these options was $10,635 and $6,227, for the six months ended March 31, 2004 and 2003, respectively, which was expensed upon issuance. The fair value of the non-employee and director options issued were determined using the Black-Scholes method, based on assumed volatility of 0.0001, an option life equal to 10 years, a risk free interest rate of 4.16% and between 3.73% to 3.92% for the six months ended March 31, 2004 and 2003, respectively, based on the grant date and the term of the option, and assuming no dividends.

         Total options under the Plan at March 31, 2004, comprised the following:


                                                            NUMBER    WEIGHTED AVERAGE              NUMBER
                                                       OUTSTANDING           REMAINING         EXERCISABLE
                                                             AS OF         CONTRACTUAL               AS OF
                                                    MARCH 31, 2004        LIFE (YEARS)      MARCH 31, 2004
        --------------------------------------- ------------------- ------------------- -------------------
              $0.100                                        30,000                1.62              30,000
              $0.500                                        97,000                4.37              97,000
              $0.550                                       300,000                3.70             300,000
              $0.800                                       386,500                8.03             303,306
              $0.880                                       120,000                7.05             108,571
              $1.250                                        71,000                9.49              24,750
              $1.375                                        15,000                9.51               1,250
        --------------------------------------- ------------------- ------------------- -------------------
              Total                                      1,019,500                                 864,877
        ======================================= =================== =================== ===================


WARRANTS

         The following warrants are each exercisable into one share of common stock:


                                                  NUMBER OF SHARES    WEIGHTED AVERAGE     AGGREGATE PRICE
                                                                              EXERCISE
                                                                             PRICE ($)
        --------------------------------------- ------------------- ------------------- -------------------
        Balance at September 30, 2002                      574,000               1.019             585,000
        Options Granted                                    104,000               1.250             130,000
        Options Exercised                                        0               0.000                   0
        Options Cancelled                                        0               0.000                   0
        Option Expired                                           0               0.000                   0
        --------------------------------------- ------------------- ------------------- -------------------
        Balance at March 31, 2003                          678,000               1.055             715,000
        Options Granted                                     87,091               1.349             117,500
        Options Exercised                                        0               0.000                   0
        Options Cancelled                                        0               0.000                   0
        Option Expired                                           0               0.000                   0
        --------------------------------------- ------------------- ------------------- -------------------
        Balance at September 30, 2003                      765,091               1.088             832,500
        Options Granted                                    608,000               1.579             960,000
        Options Exercised                                (510,000)             (0.990)           (505,000)
        Options Cancelled                                        0               0.000                   0
        Options Expired                                          0               0.000                   0
        --------------------------------------- ------------------- ------------------- -------------------
        Balance at March 31, 2004                          863,091               1.492           1,287,500
        ======================================= =================== =================== ===================


         During the following fiscal years, the number of warrants to purchase common stock which will expire if unexercised are:

        Fiscal  Year                       Number
        ----------------------- -----------------
        2004                                5,500
        2005                              100,000
        2006                              340,000
        2007                              273,091
        2008                                    0
        ======================= =================


         During the six months ended March 31, 2004 and 2003, the Company issued an aggregate of 258,000 and 104,000 warrants, respectively, to purchase common stock in connection with the Company's Promissory Note Program (see Note 3). The fair value of these warrants was $11,330 and $11,989 for the six months ended March 31, 2004 and 2003, respectively, and was recorded as a discount to notes payable and will be accreted to interest over the life of the borrowing. The notes are currently due and payable at various dates though September 1, 2004 (see Note 3). Of these amounts, 25,000 and 14,000 warrants with a fair market value of $1,032 and $1,666 for the six months ended March 31, 2004 and 2003, respectively, were issued to related parties (See Note 6).

         During the year ended March 31, 2004 the Company issued 350,000 warrants to purchase common stock for services rendered by non-affiliates. The fair value of these warrants was $28,041 and $11,989 during the six months ended March 31, 2004 and 2003 respectively, and was expensed upon issuance, as all of the warrants were fully exercisable upon issuance.

         The fair value of the warrants issued was determined using the Black-Scholes method, based on assumed volatility of 0.0001, an expected term equal to the life of the warrant and at risk free interest rates ranging from 1.68% to 3.24% and from 2.36% to 2.86% for the six months ended March 31, 2004 and 2003, respectively, and no dividends assumed.

         Of the 510,000 warrants exercised in the quarter ending March 31, 2004, 500,000 warrants with an exercise price of $1.00 per share were exercised according to a cashless net exercise provision in the warrant agreement resulting in the issuance of 125,000 shares of common stock at $1.25 per share. The company received no cash consideration for this exercise of these warrants.

SHARES RESERVED FOR FUTURE ISSUANCE

         As of March 31, 2004, the Company has reserved shares of common stock for future issuance as follows:

        Conversion of convertible preferred stock              4,678,767
        1995 Stock Option Plan                                 2,027,000
        Common and preferred stock warrants                      863,091
        -------------------------------------------------------------------
        Total                                                  7,568,858
        ===================================================================

8.       EMPLOYEE SAVINGS PLAN

         The Company maintains a 401(k) defined contribution plan that covers substantially all of its employees. Participants may elect to contribute up to a maximum of 15% of their annual compensation (subject to a maximum limit imposed by federal tax law). The Company, at its discretion, may make annual matching contributions to the plan. The Company has made no matching contributions to the plan through March 31, 2004.

9.       INCOME TAXES

         As of March 31, 2004 and 2003, the Company had deferred tax assets of approximately $7,175,000 and $5,455,000, respectively. Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which are uncertain. Deferred tax assets primarily relate to net operating loss and tax credit carry forwards.

         As of March 31, 2004, the Company had federal net operating loss carry forwards of approximately $12,955,000. The Company also had federal research and development tax credit carry forwards of approximately $350,000. The net operating loss and tax credit carry forwards will expire at various dates beginning in 2008, if not utilized.

         Utilization of the net operating loss carry forwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

10.      REVERSE MERGER

         On February 24, 2004, the Company signed a definitive agreement and plan of reorganization (the "Agreement") with Intraop Medical Corporation
(formerly Digitalpreviews.com, Inc.), a publicly held Nevada corporation ("Acquirer") under which the Company will be merged with and into the Acquirer in a tax-free exchange of stock. Under the Agreement, the Acquirer will issue one share of its common stock in exchange for each share of the Company's outstanding stock on the closing date of the proposed merger. All of the Company's outstanding options and warrants will be assumed by the Acquirer. Closing of the merger is contingent upon a number of conditions, including the approval of both the Acquirer's and the Company's stockholders, the satisfaction by the Company of its due diligence investigation of the Acquirer and the satisfaction of customary closing conditions contained in the Agreement.

11.      SUBSEQUENT EVENTS

         Subsequent to March 31, 2004, the Company received an additional $131,530 in cash proceeds under its Convertible Notes Program. In addition, a creditor to the Company elected to convert $99,156 of outstanding accounts payables to Convertible Notes, and a related party note holder elected to convert $50,000 of principal and $13,918 of accrued and unpaid interest into the Company's Convertible Note program.

         In May 2004, the lessee of the Company's Mobetron elected to exercise its option to purchase the equipment at the end of the term of its operating lease on September 2, 2004 at the amount stated in the lease. The Company pledged and assigned the full amount of the payment to a financial institution as collateral for a borrowing in the amount of $231,372 which matures on September 2, 2004. The pledged payment fully amortizes the principal and interest due under the loan. The loan bears interest at 9.5%.

         In June 2004, the Company extended its lease of its test facility in Hayward, California. The Company entered into a non-cancelable operating lease through January 15, 2005 with an option to renew the lease for another six months through July 15, 2005. The monthly rental amount and other lease terms were unchanged.

         In June 2004, the Company was unable to pay at maturity $650,000 of notes under its Promissory Notes Program. The Company has contacted the note holders and is working towards resolution of this event, however no assurance can be given that the note holders will continue to grant forbearance.

         In June 2004, the Company agreed to extend discussions on its planned reverse merger with Intraop Medical Corporation (see Note 10) until July 31, 2004.

                   UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                              INTRAOP MEDICAL INC.

                     YEARS ENDED SEPTEMBER 30, 2003 AND 2002

                              Intraop Medical, Inc.
                      Unaudited Consolidated Balance Sheets


                                                                                   AT SEPTEMBER 30,
                                                                                      2003               2002
                                                                         ------------------ ------------------
ASSETS
Current Assets
Cash & Cash Equivalents                                                             31,013             41,696
Accounts Receivable                                                                178,168             45,264
Inventory & WIP                                                                  1,292,407            395,399
Prepaid Expenses                                                                    25,099             10,724
------------------------------------------------------------------------ ------------------ ------------------
Total Current Assets                                                             1,526,687            493,083

Property and Equipment
Furniture & Fixtures - net accumulated depreciation                                 72,639             14,221
Mobetron - net accumulated depreciation                                            154,881            295,380
------------------------------------------------------------------------ ------------------ ------------------
Total Property and Equipment                                                       227,520            309,601

Other Assets
Intangibles - net accumulated amortization                                         308,153             91,157
Deposits                                                                            85,514              8,000
------------------------------------------------------------------------ ------------------ ------------------
Total Other Assets                                                                 393,667             99,157

TOTAL ASSETS                                                                     2,147,874            901,841

LIABILITIES AND CAPITAL
Current Liabilities
Accounts Payable                                                                 2,349,484            828,997
Notes Payable (net of unamortized note discount of $3,480 and $7,057
at September 30, 2003 and 2002 respectively)                                     2,215,099          1,298,300
Royalty Payable                                                                    100,000             75,000
Interest Payable                                                                   139,097             46,012

Leases Payable                                                                        -               180,872
Sales Tax Payable                                                                   58,950             70,997
Est. Liability Warranties & Service Contracts                                       50,435             26,623
Paid Leave Accrual & Wages Payable                                                 103,301             62,398
Other Current Liabilities                                                           86,976             46,796
Contract Advances                                                                  160,000            110,000

Deferred Revenue                                                                      -                53,292
------------------------------------------------------------------------ ------------------ ------------------
Total Current Liabilities                                                        5,263,342          2,799,287

Non-current Liabilities

Leases Payable                                                                       -                 81,409

Sales Tax Payable                                                                    -                  5,020
------------------------------------------------------------------------ ------------------ ------------------

Total Non-current Liabilities                                                        -                 86,429

TOTAL LIABILITIES                                                                5,263,342          2,885,716


                                                    AT SEPTEMBER 30,
                                                       2003               2002
                                          ------------------ ------------------
CAPITAL

Stock Subscription Receivable                          -             (165,875)
Preferred Stock                                       4,679              4,579
Common Stock                                          6,680              6,808
Additional Paid In Capital                        8,691,476          8,375,059
Treasury Stock                                    (150,000)          (150,000)
Retained Earnings                              (11,668,303)       (10,054,446)
------------------------------------------------------------ ------------------
TOTAL CAPITAL                                   (3,115,468)        (1,983,875)
TOTAL LIABILITIES & CAPITAL                       2,147,874            901,841
============================================================ ==================

                             SEE ACCOMPANYING NOTES.

                              Intraop Medical Inc.
                 Unaudited Consolidated Statements of Operations


                                                            YEARS ENDED SEPTEMBER 30,
                                                                   2003                2002
                                                      ------------------ -------------------

          Revenue                                             1,367,307           1,333,029
          Cost of Sales                                       1,216,732             865,706
          ----------------------------------------------------------------------------------
          GROSS MARGIN                                          150,575             467,323

          OPERATING EXPENSES
          General & Administrative                              632,389             616,022
          Sales and Marketing                                   434,292             306,338
          Research and Development                              499,151             487,201
          -------------------------------------------------------------- -------------------
          TOTAL OPERATING EXPENSES                            1,565,832           1,409,561

          OPERATING INCOME/(LOSS)                           (1,415,257)           (942,238)

          INTEREST EXPENSE AND TAXES
          Interest Expense/Income, Net                          192,799             102,085
          State Income and Property Taxes                         5,801               2,422
          -------------------------------------------------------------- -------------------
          TOTAL INTEREST AND TAXES                              198,600             104,507
          -------------------------------------------------------------- -------------------
          NET INCOME/(LOSS)                                 (1,613,857)         (1,046,745)

          NET LOSS PER SHARE                                     (0.24)              (0.15)
          WEIGHTED AVERAGE BASIC AND DILUTED SHARES           6,660,726           6,806,196
          ============================================================== ===================

                             SEE ACCOMPANYING NOTES.

                              INTRAOP MEDICAL INC.
       UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


                       Convertible
                     Preferred Stock   Common Stock                   Advances
                     ------------------------------       Additional (Receivables)
                                                          Paid-In    for Stock      Treasury     Accumulated
                     Shares     Amount Shares     Amount  Capital    Purchases      Stock        Deficit                 Total
------------------------------------------------------------------------------------------------------------------------------

 Balance at September 4,578,767  4,579 6,767,675   6,768   8,386,039  (165,875)     (150,000)   (9,007,701)          (926,190)
  30, 2001

   Offering costs on
    Promissory Notes                                       (60,000)                                                   (60,000)

  Exercise of options
   for common stock
   at $0.10 per share                    40,000     40     24,460                                                       24,500

  Stock compensation
   or options granted
   to non-employees
   and non-employee
     directors                                              10,430                                                      10,430

  Note discount for
  warrants issued under
  under the Promissory                                      14,130                                                      14,130

   Net loss and
   comprehensive loss                                                                           (1,046,745)        (1,046,745)
------------------------------------------------------------------------------------------------------------------------------
 Balance at September  4,578,767  4,579 6,807,675  6,808   8,375,059  (165,875)      (150,000)  (10,054,446)       (1,983,875)
  30, 2002
------------------------------------------------------------------------------------------------------------------------------
  Offering costs on
   Promissory Note                                         (42,498)                                                   (42,498)
   Program

 Issuance of Series 4
 preferred stock
  at $2.50 per share    100,000  100.00                    249,900                                                     250,000

 Issuance of common
 stock at $1.25 per                      200,000    200    249,800                                                     250,000
 share

 Exercise of options
 for common stock
  at $0.80 per share                       5,000     4     3,996                                                         4,000

 Cancellation of
 331,750 shares and
 corresponding stock
 subscription receivable                (331,750)  (332)   (165,543)   165,875                                               0

 Stock compensation
 for options granted
 to non-employees and
 non-employee directors                                      7,005                                                       7,005

 Note discount for
 warrants issued under

The Promissory Note                                         13,757                                                      13,757
Program Net loss and
comprehensive loss                                                                              (1,613,857)        (1,613,857)
------------------------------------------------------------------------------------------------------------------------------
Balance at September   4,678,767  4,679 6,680,925  6,680   8,691,476    0             (150,000) (11,668,303)       (3,115,468)
30, 2003
==============================================================================================================================

                             SEE ACCOMPANYING NOTES.

                              INTRAOP MEDICAL INC.
                 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                              YEARS ENDED SEPTEMBER 30,
                                                                              2003                       2002
                                                                        ----------------- --------------------
OPERATIONS
Net Loss                                                                     (1,613,857)          (1,046,745)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization of intangibles                                   198,115              186,247

  Non-cash compensation expense for options issued                                 7,005               10,430

  Amortization of note discount                                                   17,334                7,073
  Changes in operating assets and liabilities:
    Accounts receivable                                                        (132,905)              153,445
    Inventory                                                                  (897,008)                5,854
    Deposits                                                                   (102,514)                -
    Prepaid expenses                                                            (14,375)               16,261
    Accounts payable                                                           1,545,488            (143,558)
    Interest payable                                                              93,085               40,106
    Accrued liabilities                                                          154,895               14,132
    Sales tax payable                                                           (17,067)             (11,043)
    Contract advances                                                               -                 105,000
    Deferred revenue                                                            (53,292)             (72,638)
----------------------------------------------------------------------- ----------------- --------------------
NET CASH USED IN OPERATIONS                                                    (815,096)            (735,436)

INVESTING ACTIVITIES
Purchases of property & equipment                                               (68,801)                -
Purchases of intangible assets                                                 (239,228)                -
----------------------------------------------------------------------- ----------------- --------------------
NET CASH USED FOR INVESTING ACTIVITIES                                         (308,029)                -

FINANCING ACTIVITIES
PROCEEDS FROM:
  Notes payable -- related parties                                               413,000              245,000
  Notes payable                                                                  797,197              665,000
  Issuance of common stock                                                       254,000               24,500
  Issuance of preferred stock                                                    250,000                -
----------------------------------------------------------------------- ----------------- --------------------
TOTAL PROCEEDS:                                                                1,714,197              934,500

USED FOR:
  Repayment of notes payable -- related parties                                (125,000)                -
  Repayment of notes payable                                                   (171,976)             (10,000)
  Offering costs related to notes payable                                       (42,498)                -
  Repayment of principal under capital lease obligations                       (262,281)            (149,268)
----------------------------------------------------------------------- ----------------- --------------------
TOTAL USES                                                                     (601,755)            (159,268)
----------------------------------------------------------------------- ----------------- --------------------
NET CASH FROM FINANCING ACTIVITIES                                             1,112,442              775,232

NET INCREASE (DECREASE) IN CASH                                                 (10,683)               39,796
======================================================================= ================= ====================


                                                                              YEARS ENDED SEPTEMBER 30,
                                                                              2003                   2002
                                                                        ----------------- --------------------
SUPPLEMENTAL  SCHEDULE OF NON-CASH FINANCING AND INVESTING  ACTIVITIES
Reduction of Stock Subscription Receivable and corresponding offset
to Common Stock and Additional Paid in Capital (See Note 6)                      165,875                -

Fair value of warrants issued related to notes under the
  Promissory Note Program                                                         13,757             14,130

Fair value of warrants issued related to offering costs in
  connection with the Promissory Note Program                                      1,521                -


                             SEE ACCOMPANYING NOTES.

                              INTRAOP MEDICAL, INC.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

1.       DESCRIPTION OF BUSINESS

         Intraop Medical, Inc. (the Company or Intraop) was incorporated in Delaware in March 1993 to develop, manufacture, market, and service mobile electron beam treatment systems designed for intraoperative radiotherapy (IORT). IORT is the application of radiation directly to a cancerous tumor and/or tumor bed during surgery. In July 1998, the Company obtained FDA 510k clearance on its initial product, the "Mobetron."

3.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


PREPARED BY MANAGEMENT

         The Company's financial statements have been prepared by management and have not been audited by an independent certified public accountant. These unaudited financial statements include all adjustments, which in the opinion of management, are necessary to make the financial statements not misleading.

GOING CONCERN

         The Company's financial statements have been prepared on a basis that contemplates realization of assets and satisfaction of liabilities in the normal course of business. The Company has incurred operating losses since inception and expects such losses to continue as it furthers its product development programs. From inception to September 30, 2003, the Company incurred cumulative net losses of $11,668,303. As of September 30, 2003, the Company had cash and cash equivalents and other current assets of $1,526,687, which is not sufficient to pay existing liabilities and commitments and fund its obligations in the near term. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

         Intraop's ability to continue as a going concern is highly dependent, among other factors, on its ability to continue the development and commercialization of its products, obtain sufficient financing to produce the products, and obtain additional customers for its products. The Company is currently pursuing additional funding to further the development of its products and markets. Such funding may include the issuance of equity securities or debt instruments. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue in existence.

BASIS OF PRESENTATION

         The financial statements include the accounts of the Company's wholly owned subsidiaries, Intraop Medical Services, Inc. and Intraop Medical Services Louisville, L.L.C. Significant intercompany accounts and transactions have been eliminated.

CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments with original maturities of less than 90 days to be cash equivalents.

USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

         The carrying amount of cash and cash equivalents, accounts receivable, accounts payable, and notes payable approximates their fair value either due to the short duration to maturity or a comparison to market interest rates for similar instruments.

CONCENTRATION OF RISK

         The Company's revenues are derived from the sale of one product, the Mobetron, and its related accessories. Should revenues from this product not increase as expected in the near term, results from operations would be severely affected.

         Financial instruments that potentially subject the Company to concentrations of credit risks are principally trade accounts receivable. The Company has limited sales to date, which are all to well-established health care institutions located worldwide. The Company does not require collateral for accounts receivable.

INVENTORY

         Inventories are stated at lower of cost or market. Cost is computed using the first-in, first-out basis. For the period presented, inventory was comprised of a Mobetron subject to acceptance testing, and parts and accessories for the Mobetron product. Inventories are reviewed at least annually for obsolescence or permanent markdowns and adjustments, if any, and are included in cost of goods sold. Inventory at September 30, 2003 and 2003, consist of the following:

                                             2003                2002
                                   ------------------ ------------------

        Work-in-progress              $   998,931        $   303,487
        Finished goods                    293,476             91,912
        --------------------------------------------- ------------------
        Inventory                       1,292,407            395,399
        --------------------------------------------- ------------------

PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost and are depreciated on a straight-line basis over their estimated useful lives of three to five years. Property and equipment at September 30, 2003 and 2002, consist of the following:


                                                                      2003                2002
                                                             ------------------ ------------------
Furniture and fixtures                                         $    12,503        $    12,503
Computers and equipment                                            167,532             98,729
Assets on lease to customer under an operating lease               690,706                 --
------------------------------------------------------------ ------------------ ------------------
Assets under capital lease                                              --            690,706
------------------------------------------------------------ ------------------ ------------------
Total Property and Equipment                                       870,741            801,938
Less accumulated depreciation and amortization                    (643,221)          (492,337)
------------------------------------------------------------ ------------------ ------------------
Property and Equipment, Net                                    $   227,520        $   309,601
============================================================ ================== ==================


         Accumulated depreciation and amortization above includes accumulated amortization of assets under capital lease of $395,326 at September 30, 2002.

INTANGIBLE ASSETS

         Intangible assets include installment payments to Schonberg Radiation Corporation for license rights to acquire their linear accelerator technology (see Note 6). They also include amounts paid to Siemens Medical Systems, Inc. for manufacturing and design rights and design instructions under the termination agreement (see Note 5) and amounts paid to CDS Group Corporation, the Company's contract manufacturer of the Mobetron, for engineering and vendor non-recurring expenses (see Note 5). The cost basis is $439,228 and $175,000 at September 30, 2003 and 2002, respectively. The assets are amortized on a straight-line basis over their estimated useful life of three to seven years. Accumulated amortization is $131,075 and $83,843 at September 30, 2003 and 2002, respectively.

         The Company's historical and projected revenues are related to the sale of the Company's sole product, the Mobetron. Should revenues of the Mobetron product in future periods be significantly less than management's expectation, the benefit from the use of the linear accelerator technology license rights and the Siemens and CDS related intangibles, would be limited and may result in an impairment of the intangible assets.

RESEARCH AND DEVELOPMENT

         Costs incurred for research and development, which include direct expenses and an allocation of research-related overhead expenses, are expensed as incurred. The Company has not incurred significant costs for software development related to its Mobetron product.

INCOME TAXES

         Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

REVENUE RECOGNITION

         In the fiscal years ended September 30, 2003 and 2002, revenue consisted primarily of product sales and payments received under an operating lease agreement.

         Revenue from Mobetron product sales is recognized upon installation provided any remaining obligations are inconsequential or perfunctory and collection of the resulting receivable is deemed probable. Revenue for accessories are recognized upon shipment. The Company is responsible for warranty obligation arising from its sales and provides for an estimate of its warranty obligation at the time of sale. The Company's contract manufacturers are responsible for the costs of any manufacturing defects.

         Revenue from operating lease activities is recognized as income over the lease term as it becomes receivable according to the provisions of the lease. As of September 30, 2003 and September 30, 2002, the Company had one outstanding lease agreement providing for minimum monthly payments of $18,000 per month, with the final minimum lease payment due August 1, 2004.

         Minimum lease payments receivable under the lease at the end of each fiscal year ending September 30, are:

                          YEAR          AMOUNT
                          ------------- ------------
                          2003          216,000
                          2004          198,000
                          2005          --
                          ============= ============


         The Company incurred $7,351 and $5,026 of shipping and handling costs related to its product sales for the years ended September 30, 2003 and 2002, respectively. These costs were expensed as Cost of Sales.

RECENT ACCOUNTING PRONOUNCEMENTS

         In July 2001, the FASB issued SFAS No. 141 "Business Combinations." SFAS No. 141 supersedes Accounting Principles Board ("APB") No. 16 and requires that any business combinations initiated after June 30, 2001 be accounted for as a purchase; therefore, eliminating the pooling-of-interest method defined in APB
16. The statement is effective for any business combination initiated after June 30, 2001 and shall apply to all business combinations accounted for by the purchase method for which the date of acquisition is July 1, 2001 or later. The Company does not expect the adoption to have a material effect to the Company's financial position or results of operations since the Company has not participated in such activities covered under this pronouncement after the effective date.

         In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangibles." SFAS No. 142 addresses the initial recognition, measurement and amortization of intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) and addresses the amortization provisions for excess cost over fair value of net assets acquired or intangibles acquired in a business combination. The statement is effective for fiscal years beginning after December 15, 2001, and is effective July 1, 2001 for any intangibles acquired in a business combination initiated after June 30, 2001. The Company does not expect the adoption to have a material effect to the Company's financial position or results of operations.

         In October 2001, the FASB recently issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company's legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement is effective for fiscal years beginning after June 30, 2002. The Company does not expect the adoption to have a material effect to the Company's financial position or results of operations.

         In October 2001, the FASB issued SFAS No. 144, "Accounting for Impairment of Disposal of Long-Lived Assets", which supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", and the accounting and reporting provision of APB Opinion No. 30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", for the disposal of a segment of a business. This statement also amends ARB No. 51, "Consolidated Financial Statements", to eliminate the exception to consolidation for a subsidiary for which control is likely to be impaired. SFAS No. 144 requires that long-lived assets to be disposed of by sale, including those of discontinued operations, be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 also establishes a "primary-asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. This statement is effective for fiscal years beginning after December 15, 2001. The Company's adoption did not have a material effect to the Company's financial position or results of operations.

         In April 2002, the FASB issued Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB Statement No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements" and FASB Statement No. 44, "Accounting for Intangible Assets of Motor Carriers". This Statement amends FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The adoption did not have a material effect to the Company's financial position or results of operations.

         In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company does not expect the adoption to have a material effect to the Company's financial position or results of operations.

         In October 2002, the FASB issued Statement No. 147, "Acquisitions of Certain Financial Institutions -- an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", which removes acquisitions of financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. In addition, this Statement amends SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. The requirements relating to acquisitions of financial institutions is effective for acquisitions for which the date of acquisition is on or after October 1, 2002. The provisions related to accounting for the impairment or disposal of certain long-term customer-relationship intangible assets are effective on October 1, 2002. The adoption of this Statement did not have a material effect to the Company's financial position or results of operations as the Company has not engaged in either of these activities.

         In December 2002, the FASB issued Statement No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure", which amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of this statement did not have a material effect on the Company's financial position or results of operations as the Company has not elected to change to the fair value based method of accounting for stock-based employee compensation.

         During April 2003, the FASB issued SFAS 149 - "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", effective for contracts entered into or modified after September 30, 2003, except as stated below and for hedging relationships designated after September 30, 2003. In addition, except as stated below, all provisions of this Statement were applied prospectively. The provisions of this Statement that relate to Statement 133 Implementation Issues that were effective for fiscal quarters that began prior to June 15, 2003, were applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 23(a), which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after September 30, 2003. The Company does not participate in such transactions and accordingly, the adoption of FASB 149 did not have an effect on the Company's consolidated financial statements.

         During May 2003, the FASB issued SFAS 150 - "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective for public entities at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Company has adopted FASB 150 which did not have a material effect on the Company's consolidated financial statements.

         On January 1, 2002, the Company adopted Financial Accounting Standards Board Emerging Issues Task Force No. 01-14, "Income Statement Characterization of Reimbursements Received for `Out-of-Pocket' Expenses Incurred," ("EITF 01-14"). EITF 01-14 requires companies to characterize reimbursements received for out-of-pocket expenses incurred as revenue and to reclassify prior period financial statements to conform to current year presentation for comparative purposes. The Company's treatment of reimbursable out-of-pocket expenses was already in compliance with EITF 01-14 prior to its adoption.

         In December 2003, the FASB issued a revised SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" which replaces the previously issued Statement. The revised Statement increases the existing disclosures for defined benefit pension plans and other defined benefit postretirement plans. However, it does not change the measurement or recognition of those plans as required under SFAS No. 87, "Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." Specifically, the revised Statement requires companies to provide additional disclosures about pension plan assets, benefit obligations, cash flows, and benefit costs of defined benefit pension plans and other defined benefit postretirement plans. Also, companies are required to provide a breakdown of plan assets by category, such as debt, equity and real estate, and to provide certain expected rates of return and target allocation percentages for these asset categories. The Company has implemented this pronouncement and has concluded that the adoption has no material effect to the consolidated financial statements.

         In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (an interpretation of Accounting Research Bulletin (ARB) No. 51, Consolidated Financial Statements). Interpretation 46 addresses consolidation by business enterprises of entities to which the usual condition of consolidation described in ARB-51 does not apply. The Interpretation changes the criteria by which one company includes another entity in its consolidated financial statements. The general requirement to consolidate under ARB-51 is based on the presumption that an enterprise's financial statement should include all of the entities in which it has a controlling financial interest (i.e., majority voting interest). Interpretation 46 requires a variable interest entity to be consolidated by a company that does not have a majority voting interest, but nevertheless, is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. In December 2003, the FASB concluded to revise certain elements of FIN 46, primarily to clarify the required accounting for interests in variable interest entities. FIN-46R replaces FIN-46, that was issued in January 2003. FIN-46R exempts certain entities from its requirements and provides for special effective dates for entities that have fully or partially applied FIN-46 as of December 24, 2003. In certain situations, entities have the option of applying or continuing to apply FIN-46 for a short period of time before applying FIN-46R. In general, for all entities that were previously considered special purpose entities, FIN 46 should be applied for registrants who file under Regulation SX in periods ending after March 31, 2004, and for registrants who file under Regulation SB, in periods ending after December 15, 2004. The Company has no relationships which would be characterized relationships with variable interest entities and therefore the adoption of Interpretation No. 46 and no effect on the consolidated financial statements of the Company.

         In December 2003, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition." SAB 104 supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB 104's primary purpose is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB 104 rescinds the SEC's Revenue Recognition in Financial Statements Frequently Asked Questions and Answers ("the FAQ") issued with SAB 101 that had been codified in SEC Topic 13, Revenue Recognition. Selected portions of the FAQ have been incorporated into SAB 104. While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104, which was effective upon issuance. The adoption of SAB 104 did not affect the consolidated financial statements.

3.       DEBT OBLIGATIONS

         Debt obligations at September 30, 2003 and 2002, are summarized as follows:

                                                                         2003                 2002
                                                                         ----                 ----
Notes payable - related parties                                $      848,000     $        560,000
Loans payable                                                       1,370,579              745,357
Leases payable                                                             --              262,281
Unamortized Note Discounts                                             (3,480)              (7,057)
------------------------------------------------------------ -------------------- --------------------
Total debt and lease obligations                                    2,215,099            1,560,581
Less current portion of debt and lease obligations                  2,215,099            1,479,172
------------------------------------------------------------ -------------------- --------------------
Long-term portion of debt and lease obligations                $     --.--                    81,409
============================================================ ==================== ====================


NOTES PAYABLE - RELATED PARTIES

         Notes payable to related parties include notes issued to various officers, directors, and stockholders of the Company. The notes are due on demand and bear interest at between 9% and 10% per annum, payable quarterly unless otherwise specified by each holder. Included in the total is $125,000 and $75,000 at September 30, 2003 and 2002, respectively, which represents promissory notes under the Company's Promissory Note Program described below.

LOANS PAYABLE

PROMISSORY NOTES

         Promissory notes relate to notes issued under the Company's Promissory Note Program. Promissory notes are convertible to Company common stock at $1.25 per share at the option of the note holders. Additionally, the note holders received warrants as described in Warrants (see Note 7.). The promissory notes are current and bear interest at 9% per annum, payable quarterly. The principal balance outstanding under the notes is $1,275,000 (including $125,000 owed to related parties) and $800,000 (including $75,000 owed to related parties) less unamortized discounts of $3,480 and $7,057 at September 30, 2003 and 2002, respectively as described in Warrants (see Note 7.).

         In fiscal 2003, the Company elected to extend the maturity of the Promissory Notes from March 1, 2003 to March 1, 2004, for which extension the Company issued 84,000 warrants at a strike price of $1.25 per share to the note holders as per the terms of the program.

OTHER LOANS PAYABLE

         In February 2003, the Company borrowed $325,073 from a financial institution. A portion of the proceeds were used to fully repay the amounts outstanding under a capital lease from DVI Financial Services (see Leases Payable below). The loan is secured by the assignment of an operating lease and the underlying equipment pursuant to a lease between the Company and one of its customers (see Note 2, Revenue Recognition). The loan is current and bears interest at 6.75% per annum. Payments of $18,000 per month comprising interest and principal are due monthly through August 1, 2004 at which time the note will be fully amortized. As of September 30, 2003, the principal balance outstanding under the note is $191,477.

LEASES PAYABLE

         A Mobetron was leased by the Company from DVI Financial Services during fiscal 2000. This asset was financed in a capital lease transaction. The Mobetron was further subleased by the Company acting as lessor to an end user customer pursuant to an operating lease (see Revenue Recognition, Note 2). As of September 30, 2002, $262,281 was outstanding under the capital lease. The capital lease was fully repaid during February 2003 out of a portion of the proceeds from a borrowing made by the Company (see Other Loans Payable above). Monthly payments under the capital lease were $16,732 per month through an original term ending February 2004. Interest expense related to the capital lease is included in Cost of Sales on the Statement of Operations.

4.       COMMITMENTS AND CONTINGENCIES

         The Company rents its office facility in Santa Clara under a non-cancelable operating lease that expires on December 31, 2004. Rent expense was $75,798 and $75,523 for the years ended September 30, 2003 and 2002, respectively.

         The company also rents a test facility for its machines in a medical office building in Hayward California under a non-cancelable operating lease that expires on December 31, 2003. Thereafter the lease continues on a month-to-month basis with 30-day advance notice by either party. Rent expense was $9,806 and $0 for the years ended September 30, 2003 and 2002, respectively. The Company anticipates that the lease can be renewed on terms favorable to the Company.

         As of September 30, 2003, future minimum facilities lease payments that come due in the following fiscal years ending September 30 are:

        2004                       86,821
        2005                       20,423
        ------------------- -----------------
        Total                    $107,224
        =================== =================

         Other than warranty expenses, for which adequate accruals have been made, no other contingencies exist which in the opinion of management require the accrual of any reserves or other liabilities. The Company has not incurred any expenses related to product liability, but does maintain product liability insurance in amounts it believes adequate. The Company's products are manufactured under contract by others and therefore the Company is not aware of any contingencies nor has it made any reserves for environmental or other factors related to the manufacture of its products.

         In the ordinary course of business, the Company may subject to claims, complaints, and legal actions. At September 30, 2003, management believes that the Company is not a party to any action, claim or complaint which would have a material impact on its consolidated financial condition, operations, or cash flows.

5.       SIEMENS MEDICAL SYSTEMS, INC.

         The Company entered into a Manufacturing and Distribution Agreement with Siemens on October 7, 1997. Under the Manufacturing and Distribution Agreement, Siemens agreed to manufacture, test, and distribute the Company's Mobetron system. The Company granted to Siemens an exclusive license under the agreement for the intellectual property rights to assemble this product. The product could either be sold to the Company at transfer prices as specified in the agreement or can be sold by Siemens directly to end users with a margin payment due the Company for each unit sold. Under this agreement, the Company appointed Siemens as a nonexclusive distributor to sell, distribute, market, and support the Company's products until such time as 10 units of the product have been sold and delivered by Siemens. Siemens had the option, upon agreement by the Company to minimum sales commitments of Siemens, to convert its appointment from nonexclusive to exclusive at which time the Company's right to sell to end users expires.

         On November 25, 2002, Siemens and the Company agreed to a termination of the manufacturing and distribution arrangement. Concurrently, the Company has secured a new manufacturing arrangement with CDS Group Corporation (CDS). On June 25, 2003, the Company was unable to make the first of five equal installments to Siemens in the amount of $159,032, pursuant to the termination agreement noted above. As a result, the total amount due of $795,160 became due and payable immediately. Interest accrues on this amount at the rate of 9% per annum. Although the Company is working to resolve payment of this account, no assurance can be given that Siemens will continue to grant forbearance.

6.       RELATED PARTY TRANSACTIONS

SCHONBERG RADIATION CORPORATION

         One of the Company's stockholders, is a former director, officer, and stockholder of Schonberg Radiation Corporation (SRC). SRC granted the Company an exclusive license to certain technology related to a linear accelerator for use in medical applications. The license agreement provides for a payment of $25,000 upon delivery of each of the first 20 accelerators. After the payments have been made, there are no additional license payments under this agreement, and the Company has the right to obtain proprietary information for the manufacture of these accelerators. As of September 30, 2003 and 2002 respectively, $100,000 and $75,000 of license payments were accrued and $125,000 has been paid by the Company under the agreement. Prior to receiving regulatory approval to market its Mobetron product, the Company expensed $25,000 of license payments. After receiving regulatory approval, the Company has capitalized these payments as they are made and amortized the related asset over a seven-year estimated useful life from the date of regulatory approval. At September 30, 2003 and 2002 respectively, $200,000 and $175,000 has been capitalized with accumulated amortization of $117,253 and $83,843, which is included in intangible assets.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

         The Company has an accounts payable balance to certain officersand directors. The related party payable amounted to $23,150 and $0 as of September 30, 2003 and 2002, respectively, for expense reimbursements and pre-employment consulting work performed for the Company.

Certain officers, directors and employees lent the Company $50,000 and $75,000 as of September 30, 2003 and 2002, respectively, pursuant to the Company's Promissory Note Program (see Note 3) and received warrants to purchase common stock under the Program (see Note 7).

         In September 1998, one of the Company's directors, who is also a stockholder and former officer of the Company, purchased 381,750 shares of common stock at $0.50 per share. The purchase was paid partly in cash in February 1999 ($25,000 for 50,000 shares) and partially by a promissory note for $165,875. The note bears interest at 8% per annum. Principal and interest was due and payable on December 7, 2002. As collateral for the note, the officer granted the Company an interest in the 331,750 shares of common stock. The note was not repaid as scheduled and during the fiscal year ended September 30, 2003, the Company cancelled the promissory note, relieving Stock Subscription Receivable and reducing Common Stock and Additional Paid In Capital accordingly.

7.       STOCKHOLDERS' EQUITY (DEFICIT)

CONVERTIBLE PREFERRED STOCK

         Convertible preferred stock at September 30, 2003 was comprised the following:

                                 AUTHORIZED      NUMBER OF SHARES
                                                    ISSUED AND
                                                    OUTSTANDING
        --------------------- ------------------ ------------------
        Series 1                     600,000            507,000
        Series 2                   2,000,000          1,584,750
        Series 3                   1,000,000            997,017
        Series 4                   2,000,000          1,590,000
        --------------------- ------------------ ------------------
        Total                      5,600,000          4,678,767
        ===================== ================== ==================

         The rights, preferences, and privileges of the preferred stockholders are as follows:

DIVIDENDS

         The holders of Series 1, 2, 3, and 4 preferred stock are entitled to receive cumulative dividends at an annual rate of $0.04, $0.08, $0.12, and $0.20 per share, respectively, when and as declared by the Board of Directors. After the dividends on the preferred stock have been paid or set aside, additional dividends may be declared on the common and preferred stock as if converted on a pari passu basis.

LIQUIDATION

         The holders of Series 1, 2, 3, and 4 preferred stock are entitled to a liquidation preference to common stockholders of $0.50, $1.00, $1.50, and $2.50 per share, respectively. After the above amounts have been paid, the remaining assets are distributed to the holders of preferred and common stock on an as-converted basis.

CONVERSION AND REGISTRATION

         Each share of Series 1, 2, 3, and 4 preferred stock is convertible, at the option of the holder, at any time into common stock on a one-for-one basis (subject to certain adjustments). Conversion is automatic upon the earlier of:
(i) the closing of a firm commitment underwritten public offering of the Company's common stock for aggregate proceeds of not less than $10,000,000 and an offering price of not less that $5.00 per share or (ii) consent by the holders of two-thirds of the outstanding preferred stock. In addition, the stockholders have certain registration rights effective following the Company's initial public offering. The Company has reserved 4,678,767 shares of common stock in the event of conversion.

VOTING

         The holders of each share of preferred stock are entitled to vote on an as-converted basis along with common stockholders. As long as at least 1,000,000 shares of preferred stock remain outstanding, the Company may not, without the approval of a majority of the then outstanding shares of preferred stock, voting together as a separate class, increase the authorized number of shares of preferred stock; effect a recapitalization; change the rights, preferences, and privileges of the preferred stock; or sell substantially all of the Company's assets. Additionally, as long as 1,000,000 shares of Series 1 preferred stock or an equivalent number of shares of common stock are outstanding, the holders of the Series 1 preferred stock, voting together as a separate class, any elect one member of the Board of Directors.

COMMON STOCK

         The holders of common stock are entitled to one vote per share. All outstanding shares are subject to the Company's right of first refusal should any stockholders decide to sell shares unless a public market exists for the Company's common stock, the Company is dissolved, or more that 50% of the outstanding capital stock is sold.

STOCK OPTIONS

         In 1995, the Company adopted the 1995 Stock Option Plan (the Plan) and reserved 2,400,000 shares of common stock for issuance under the Plan.

         Under the Plan, incentive options to purchase the Company's common stock may be granted to employees at prices not lower than fair market value at the date of grant as determined by the Board of Directors. Non-statutory options (options that do not qualify as incentive options) may be granted to employees and consultants at prices no lower than 85% of fair market value at the date of grant as determined by the Board of Directors. In addition, incentive or non-statutory options may be granted to persons owning more than 10% of the voting power of all classes of stock at prices no lower than 110% of the fair market value at the date of grant as determined by options (no longer than 10 years from the date of grant, five years in certain instances). Options granted generally vest at a rate of 33% per year.

         Activity under the Plan is as follows:


                                       SHARES AVAILABLE     NUMBER OF SHARES     WEIGHTED AVERAGE         AGGREGATE
                                           FOR GRANT                            EXERCISE PRICE ($)          PRICE
------------------------------------- -------------------- -------------------- -------------------- -------------------
Balance at September 30, 2001                1,328,500              748,500                    0.574          429,700
Options Granted                               (135,000)             135,000                    0.800          108,000
Options Exercised                                   --              (40,000)                  (0.613)         (24,500)
Options Cancelled                               10,000              (10,000)                  (0.800)          (8,000)
------------------------------------- -------------------- -------------------- -------------------- -------------------
Balance at September 30, 2002                1,203,500              833,500                    0.606          505,200
Options Granted                               (257,500)             257,500                    0.805          207,350
Options Exercised                                   --               (5,000)                  (0.800)          (4,000)
Options Cancelled                              149,500             (149,500)                  (0.529)         (79,100)
------------------------------------- -------------------- -------------------- -------------------- -------------------
Balance at September 30, 2003                1,095,500              936,500                    0.672          629,450
===================================== ==================== ==================== ==================== ===================

         At September 30, 2003 and 2002, 819,639 and 627,839 outstanding options were exercisable, respectively.

         The Company has adopted the disclosure-only provisions of FAS 123, as amended by FAS 148. Accordingly, no compensation cost related to employee options with exercise prices equal to the deemed fair value of the Company's common stock is recognized in the financial statements. Had compensation cost for stock options for the year ended September 30, 2003 been determined based on the fair value at the grant date for awards in those periods consistent with the provisions of FAS 123, as amended by FAS 148, the Company's net loss would not have been materially effected.

         The fair value of each employee option grant is estimated on the date of grant using the minimum-value method assuming, for the years ended September 30, 2003 and 2002, an expected option life of four years, a risk-free interest rate ranging from 2.49% to 2.51% and 3.58%, respectively, and no dividends. The risk-free rate was calculated in accordance with the grant date and the expected option life.

         During the years ended September 30, 2003 and 2002, the Company issued 3,000 and 5,000 options, respectively, to purchase common stock for services rendered by non-employees. The fair value of these options was $778 and $1,490, for the years ended September 30, 2003 and 2002, respectively, which was expensed upon issuance.

         During the years ended September 30, 2003 and 2002, the Company issued 25,000 and 30,000 options, respectively, to purchase common stock to its non-employee directors. The fair value of these options was $6,227 and $8,940, for the years ended September 30, 2003 and 2002, respectively, which was expensed upon issuance. The fair value of the non-employee options issued were determined using the Black-Scholes method, based on assumed volatility of 0.0001, an option life equal to 10 years, a risk free interest rate ranging from 3.73% to 3.92% and 4.66% for the years ended September 30, 2003 and 2002, respectively, based on the grant date and the term of the option, and assuming no dividends.

         Total options under the Plan at September 30, 2003, comprised the following:

                         NUMBER         WEIGHTED AVERAGE        NUMBER
                     OUTSTANDING AS        REMAINING        EXERCISABLE AS
                    OF SEPTEMBER 30,    CONTRACTUAL LIFE   OF SEPTEMBER 30,
                          2003              (YEARS)              2003
------------------- ------------------ ------------------- ------------------
$0.10                      30,000              2.12               30,000
$0.50                      97,000              4.87               97,000
$0.55                     300,000              4.20              300,000
$0.80                     386,500              8.53              285,472
$0.88                     120,000              7.55              106,667
$1.25                       3,000              9.51                  500
------------------- ------------------ ------------------- ------------------
Total                     936,500                                819,639
=================== ================== =================== ==================

WARRANTS

         The following warrants are each exercisable into one share of common stock:

                                                NUMBER OF SHARES       WEIGHTED AVERAGE           AGGREGATE
                                                                      EXERCISE PRICE ($)            PRICE
--------------------------------------------- ---------------------- ---------------------- ----------------------
Balance at September 30, 2001                         550,417               1.162                   639,584
Warrants Granted                                       64,000               1.250                    80,000
Warrants Expired                                      (40,417)             (3.330)                 (134,584)
--------------------------------------------- ---------------------- ---------------------- ----------------------
Balance at September 30, 2002                         574,000               1.019                   585,000
Warrants Granted                                      191,091               1.295                   247,500
--------------------------------------------- ---------------------- ---------------------- ----------------------
Balance at September 30, 2003                         765,091               1.088                   832,500
============================================= ====================== ====================== ======================

         During the following fiscal years, the number of warrants to purchase common stock which will expire if unexercised are:

        Fiscal  Year                       Number
        ----------------------- ------------------
        2004                              515,500
        2005                                    0
        2006                                    0
        2007                              255,091
        2008                                    0
        ======================= ==================


         During the years ended September 30, 2003 and 2002, the Company issued an aggregate of 122,000 and 64,000 warrants, respectively, to purchase common stock in connection with the Company's Promissory Note Program (see Note 3). The fair value of these warrants was $13,757 and $14,130 for the years ended September 30, 2003 and 2002, respectively, and was recorded as a discount to notes payable and will be accreted to interest over the life of the borrowing. The notes are currently due and payable in full on March 1, 2004. Of these amounts, 14,000 and 6,000 warrants with a fair market value of $1,666 and $828 for the years ended September 30, 2003 and 2002, respectively, were issued to related parties (See Note 6).

         During the year ended September 30, 2003, the Company issued 69,091 warrants to purchase common stock for services rendered by a financial advisor in connection with the Promissory Note Program (see Note 3). The fair value of these warrants was $1,521, and was charged to offering costs upon issuance, as all of the warrants were fully exercisable upon issuance.

         The fair value of the warrants issued was determined using the Black-Scholes method, based on assumed volatility of 0.0001, an expected term equal to the life of the warrant and at risk free interest rates ranging from 2.00% to 2.88% and 2.70% to 4.58% for the years ended September 30, 2003 and 2002, respectively, and no dividends assumed.

SHARES RESERVED FOR FUTURE ISSUANCE

         As of September 30, 2003, the Company has reserved shares of common stock for future issuance as follows:

        Conversion of convertible preferred stock        4,678,767
        1995 Stock Option Plan                           2,032,000
        Common and preferred stock warrants                765,091
        -------------------------------------------------------------
        Total                                            7,475,858
        =============================================================

8.       EMPLOYEE SAVINGS PLAN

         The Company maintains a 401(k) defined contribution plan that covers substantially all of its employees. Participants may elect to contribute up to a maximum of 15% of their annual compensation (subject to a maximum limit imposed by federal tax law). The Company, at its discretion, may make annual matching contributions to the plan. The Company has made no matching contributions to the plan through September 30, 2003.

9.       INCOME TAXES

         As of September 30, 2003 and 2002, the Company had deferred tax assets of approximately $5,970,000 and $4,825,000, respectively. Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which are uncertain. Deferred tax assets primarily relate to net operating loss and tax credit carry forwards.

         As of September 30, 2003, the Company had federal net operating loss carry forwards of approximately $11,485,000. The Company also had federal research and development tax credit carry forwards of approximately $340,000. The net operating loss and tax credit carry forwards will expire at various dates beginning in 2008, if not utilized.

         Utilization of the net operating loss carry forwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

10.      SUBSEQUENT EVENTS

         Please refer to the Unaudited Consolidated Financial Statements and corresponding Notes for the six months ended March 31, 2004 for information on subsequent events.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF TARGET'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         THIS DISCUSSION AND ANALYSIS SHOULD BE READ IN CONJUNCTION WITH THE TARGET'S FINANCIAL STATEMENTS AND ACCOMPANYING FOOTNOTES.

         THIS SECTION CONTAINS FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THOSE IDENTIFIED IN THE SECTION OF THIS PROXY STATEMENT ENTITLED "SUMMARY - RISK FACTORS" THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED IN, OR IMPLIED BY, SUCH FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS WITHIN THIS PROXY STATEMENT ARE IDENTIFIED BY WORDS SUCH AS "BELIEVES," "ANTICIPATES," "EXPECTS," "INTENDS," "MAY," "WILL" AND OTHER SIMILAR EXPRESSIONS. HOWEVER, THESE WORDS ARE NOT THE ONLY MEANS OF IDENTIFYING SUCH STATEMENTS. IN ADDITION, ANY STATEMENTS THAT REFER TO EXPECTATIONS, PROJECTIONS OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES ARE FORWARD-LOOKING STATEMENTS. WE ARE NOT OBLIGATED AND EXPRESSLY DISCLAIM ANY OBLIGATION TO PUBLICLY RELEASE ANY UPDATE TO ANY FORWARD-LOOKING STATEMENT. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN, OR IMPLIED BY, FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING THE RISKS OUTLINED ELSEWHERE IN THIS REPORT.

         The Target manufactures, markets and distributes the Mobetron, a proprietary mobile electron beam cancer treatment system designed for use in IORT. The IORT procedure involves the direct application of radiation to a tumor and/or tumor bed while a patient is undergoing surgery for cancer. The Mobetron is designed to be used without requiring additional shielding in the operating room, unlike conventional equipment adopted for the IORT procedure. The Mobetron system can be moved from operating room to operating room, thereby increasing its utilization and cost effectiveness. In addition to IORT, the Mobetron system also can be used as a conventional radiotherapy electron beam accelerator.

         The Target's strategy is to expand its customer base both in the United States and internationally through direct and distributor sales channels and joint ventures with health care providers. The Target also intends to continue its research and development efforts for additional Mobetron applications.

         The Target derives revenues from Mobetron product and accessory sales and operating leases. Product sales revenue is recognized upon installation provided that any remaining obligations are inconsequential or perfunctory and collection of the receivable is deemed probable. Revenues from accessory sales are recognized upon shipment. Revenue from operating lease activities is recognized as income over the lease term as it becomes receivable according to the provisions of the lease.

         Cost of revenues consists primarily of amounts paid to contact manufacturers and, salary and benefit costs for employees performing customer support and installation. General and administrative expenses include the salaries and benefits of executive and administrative personnel, communications, facilities, insurance, professional services and other administrative expenses. Sales and marketing costs include salaries, benefits and the related expenses of the sales staff including travel expenses, promotion materials, conferences and seminars. Research and development expenses consist primarily of compensation and related direct costs for employees and an allocation of research and development-related overhead expenses. Since inception the Target has invested approximately $5.7 million in research and development. These amounts have been primarily invested in development of the Mobetron product and have been expensed as they have been incurred.

         This discussion and analysis of financial condition and results of operation is based on the Target's financial statements which they prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires the Target's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. These estimates and assumptions are based on historical experience and on various other factors that they believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. These estimates and assumptions also require the application of certain accounting policies, many of which require them to make estimates and assumptions about future events and their impact on amounts reported in their financial statements and related notes. The Target periodically reviews its accounting policies and estimates and makes adjustments when facts and circumstances dictate. Actual results may differ from these estimates under different assumptions or conditions. Any differences may have a material impact on the Target's financial condition and results of operations.

         As of December 31, 2003, the Target had federal net operating loss carry forwards of approximately $12,866,000. The Target also had federal research and development tax credit carry forwards of approximately $329,000. The net operating loss and tax credit carry forwards will expire at various dates beginning in 2008, if not utilized.

         RESULTS OF OPERATIONS

         As an early-stage start-up that is completing it's R&D phase and moving into sales and production, the Target's historical results of operations vary significantly from year to year and quarter to quarter. For example, sale of only one Mobetron in any given quarter will substantially alter the sales and cost numbers for that quarter, and the timing of such a sale often cannot be predicted with any accuracy. While the Target expects that it's financial results will ultimately become more predictable as sales increase and costs stabilize, its financial results for the foreseeable future are likely to continue to vary widely from period to period.

         RESULTS OF OPERATIONS

         RESULTS OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2003 COMPARED TO THE YEAR ENDED SEPTEMBER 30, 2002

         REVENUES.

         In November 2002, the Target terminated its manufacturing and distribution agreement with Siemens Medical Systems Inc. for the production of the Target's Mobetron product (See Note 5 to the March 31, 2004 and September 30, 2003 Financial Statements). The Target now contracts with CDS Group Corporation of Freemont, California for the production of its Mobetrons. The Target is now responsible for Mobetron distribution, which it fulfills using its own employees for U.S. and Canada sales, while it relies on distributor arrangements for overseas sales. Mobetron revenue in 2002 was due to sales of a Siemens built machine, while in 2003 and future revenues are derived from a CDS manufactured Mobetrons. The termination of the Siemens contract has created significant opportunities for the Target, however these opportunities each have concomitant risks which will be addressed as applicable below but include costs related to bringing on a new manufacturer, transitioning to a new sales distribution strategy, acquiring the facilities needed for product testing and providing an infrastructure for worldwide installation and service.

         While the Siemens agreement was in place, the Target was highly dependent on the Siemens to solicit and close product sales. Although promising, the Target's product represented only a small fraction of Siemens medical equipment sales. With a dedicated, Target-run or managed sales force and distributor network, the Target believes that a more focused and intense sales effort can be mounted, focusing only on those potential customers most likely to be interested in the Target's products. The Target now has a direct sales force in the United States and has established distributor agreements in, China, Taiwan, Japan, Western and Eastern Europe, and Israel. This arrangement helped the Target to secure its first two European sales in Krakow, Poland and Eindhoven, Netherlands.

         Total revenues increased $34,278, or 2.5%, from $1,333,029 for the year ended September 30, 2002 to $1,367,307 from the year ended September 30, 2003. Revenue can be broken down as follows:


                                                         2003          2002       Change        % Change
        --------------------------------------- -------------- ------------- ------------ ---------------
        Mobetron and Accessory Sales                1,086,151     1,111,251     (25,100)          -2.26%
        Service Revenue                                65,156         5,778       59,378        1027.66%
        Lease Revenue                                 216,000       216,000            0           0.00%
        --------------------------------------- -------------- ------------- ------------ ---------------
        Total Revenue                               1,367,307     1,333,029       34,278           2.57%
        ======================================= ============== ============= ============ ===============


         A single Mobetron was sold in each of these periods, to a customer in the United States in 2002 and to a customer in Krakow, Poland in late August 2003.

         In the six months ended March 31, 2004, the Target delivered one of it's machines to a customer in Eindhoven, Netherlands. Although this transaction has been capitalized on the book's of the Target as Deferred Revenue (see Note 2, Revenue Recognition), the transaction represents a continuation of the Target's trend towards increased overseas sales. Despite having sold all but one of its first seven Mobetrons to domestic customers, the Target expects to continue to see overseas markets as the dominant market for its products in the near future. Much of Europe and Asia have socialized medical systems which more heavily weight the cost reductions provided by Mobetron administered IORT, which allows a large fraction of the total radiation a patient receives to be delivered in one treatment during surgery.

         The Target's lease revenue is derived from a single operating lease under which one of its customer's is leasing a Mobetron system. In May 2004, at the end of its five year lease term, the customer elected to exercise its purchase option under the lease (See Note 11, Subsequent Events to the March 31, 2004 financial statements). The Target does not currently know of any direct replacement for this revenue stream.

         Service Revenue in the fiscal 2003 came from two service contracts with U.S. hospitals. The Target expects that service revenue will grow in relative proportion to sales of U.S. based machines. Overseas distributors are generally responsible for servicing their own customers with parts supplied by the Target.

         Cost of Revenues. Total cost of revenues increased $351,026, or 40.6%, from $865,706 in 2002 to $1,216,732 in the fiscal year ended September 30, 2003. Gross margin (total revenues less cost of revenues divided by total revenues) decreased from 35% in 2002 to 11% in 2003. These changes were in part to due to the change away from Siemens manufactured machines which enjoyed a lower cost to the Target by approximately $125,000 per machine. Further, a surgical table and various accessories are now included with the machine at significant cost. The Target is also bearing increased expenses related to the testing of the machine as well as the higher cost of foreign vs. domestic installations (including distributor commissions) of the Mobetron. While the price of Siemens built machines was fixed per the terms of Manufacturing and Distribution Agreement, CDS built machines are priced on a cost-plus basis. Although Target management was not privy to any data to support the claim, Siemens personnel had maintained that the transfer price to the Target, originally based on much higher expected machine volumes, was below Siemens cost.

         Although the Target cannot currently estimate the scale of these reductions, the Target expects cost of sales to diminish as more experience is gained by CDS and the Target in the manufacture and testing of its machines (responsibilities formerly borne by Siemens). Also, as the Target's sales volume increases, a more consistent manufacturing flow and greater economies in larger batch purchases of machine parts are expected to contribute significantly to cost savings. The Target and its manufacturing partners are working to find other solutions to reduce costs.

         OPERATING EXPENSES

         A comparison of the Targets operating expenses for the years ended September 30, 2003 and 2002 is as follows:

                                                         2003          2002       Change        % Change
        --------------------------------------- -------------- ------------- ------------ ---------------
        General & Administrative                      632,389       616,022       16,367           2.66%
        Sales and Marketing                           434,292       306,338      127,954          41.77%
        Research and Development                      499,151       487,201       11,950           2.45%
        --------------------------------------- -------------- ------------- ------------ ---------------
        Total Operating Expenses                    1,565,832     1,409,561      156,271          11.09%
        ======================================= ============== ============= ============ ===============


General and Administrative. General and administrative expenses remained flat from 2002 to 2003, despite an increase in company head count from 9 to 11 full time employees. During the period ended September 30, 2003, approximately 23% Target staff's time was devoted to administration. Although G&A related personnel costs such as wages, payroll tax, and medical insurance increased $87,852, correspondent to the increase in staff and time allocated to administration, these costs were offset to a degree by decreased expenditures related to legal work (completion of major foreign patent filings and settlement of the Siemens termination) and a one-time expenditure related to an unsuccessful equity raising effort in 2002. Together these expenses in totaled $80,168. Although the Target hopes to continue to grow its staff, additions will be contingent on sales growth and capital resources.

         Sales and Marketing. Increases in sales and marketing expenses were primarily related to overseas sales and marketing efforts in Europe and Asia. The Target spent significant resources setting up its distributor network, attending and promoting its products and expertise at industry conferences, and developing sales materials and contacts in these markets. Personnel time spent on these activities, approximately 25% of staff time, increased by $35,584. At the same time, consulting expenses related to establishing to similar activities, particularly in Japan and China, which only began in earnest in the second half of fiscal 2002, increased by $77,398 to $136,178 in fiscal 2003. These expenses leveled off in the first half of fiscal 2004 as the Target successfully acquired new distributors in Japan and China, requiring less direct effort in Japan, and in the case of China, hiring on its consultant as a full time employee in June 2004.

         RESEARCH AND DEVELOPMENT. Wages and benefits make up the majority of the research and development expenses which amounts to about 45% of company personnel time. These have remained fairly stable over time after considering the higher wage related, but lower consultant related costs incurred in fiscal 2003. A great deal of effort in fiscal 2003 and continuing into fiscal 2004 was exerted in updating and enhancing the Target's production drawings and documents as the Target transitioned from the Siemens to CDS manufacturing. Research and development efforts in the area of documentation are slowing as this project nears completion, and the Target believes that future development will be slanted more toward cost reduction and functional improvement of the Mobetron.

         INTEREST EXPENSE/INCOME, NET. Interest income for 2002 and 2003 was negligible. Interest expense increased $91,000, or 88.9 %, from 2002 to 2003 primarily due to an increase in Target's debt under its Promissory Note Program and related party notes together rising from $1,225,000 to $1,998,000 (before note discounts) from fiscal 2002 to 2003 with most of the fiscal 2002 Promissory Note debt only occurring in the second half of fiscal 2002 and thus generating that much less interest in that year. Promissory Note debt grew to $1,500,000 by October 2004, before the Target repaid $300,000 of this debt in March 2004, while $650,000 matured in June 2004 but remains unpaid, with the balance maturing September 2004.

         In October 2004, the Target began its Convertible Note Program to raise additional debt to meet the Target's capital requirements prior to its planned reverse merger and planned subsequent equity raising, further increasing debt and interest expense. This debt, including any accrued interest, will automatically  convert  to  equity  upon a  raise  by  the  Target  of at  least
$1,000,000 in new equity capital, but otherwise matures in November 2004. In March 2004, the Target raised an additional $3,000,000, due in full at maturity in March 2005, further raising debt and interest expense in anticipation of the merger. Interest expense will remain high throughout the maturity of these notes if debt is not earlier repaid through operations or capital infusions (see discussion of Liquidity and Capital Resources below).

         INCOME TAXES. The Target did not record a provision for income taxes in 2002 or 2003, as the Target did not generate book or taxable income. As of September 30, 2003, the Target had a federal net operating loss carry forwards of approximately $11,485,000, and also had federal research and development tax credit carry forwards of approximately $340,000. The net operating loss and tax credit carry forwards will expire at various dates beginning in 2008, if not utilized. These future tax benefits have not been recognized as an asset on the Target's balance sheet due to uncertainties surrounding its ability to generate sufficient taxable income in future periods to realize the benefits. The extent to which these loss carry forwards can be used to offset future taxable income may be limited.

         RESULTS OF OPERATIONS FOR THE SIX MONTHS ENDED MARCH 31, 2004 COMPARED TO THE SIX MONTHS ENDED MARCH 31, 2003

         REVENUES.

         Period-to-period comparison of revenue for the six months ended March 31, 2003 and March 31, 2002 is as follows:

                                                         2004           2003       Change        % Change
        ---------------------------------------- ------------- -------------- ------------ ---------------
        Mobetron and Accessory Sales                   42,747        123,036      (80,289)        -65.26%
        Service Revenue                                41,786         32,937         8,849         26.87%
        Lease Revenue                                 108,000        108,000             0          0.00%
        ---------------------------------------- ------------- -------------- ------------- --------------
        Total Revenue                                 192,533        263,973      (71,440)        -27.06%
        ======================================== ============= ============== ============= ==============

         Service revenue trended up on a comparative basis, however management believes this to be part of normal fluctuation. The driver for service revenue is installed base which did not change significantly between the two periods.

         Lease revenue remained unchanged as the sole lease represented has a lease term which runs through August 2004. This customer did however elect to purchase the equipment at the end of the five year lease term, with a final cash payment of $237,294 due in September 2004. This payment has been pledged as payment in full for a loan the Target received in May 2004 (see Note 11, Subsequent Events to the March 31, 2004 Financial Statements).

         Booked revenue for Mobetron and accessory sales was down for the period due. A one time sale of parts inventory to our manufacturer, CDS Group, in March of 2003 in the amount of $96,306 is the primary reason for this difference.

         Additionally, the Target delivered one of its Mobetron's to Catharina Ziekenhuis, a hospital in Eindhoven, Netherlands in November 2003 for which revenues and costs of sale were deferred due to certain remaining obligations with regard to the transaction. As an equipment supplier, the Target received proceeds in the amount of $1,230,685 as sale price of the equipment from a third party leasing company, who in turn leased the equipment to the hospital pursuant to a 70 month lease. The Target has no material obligations under the lease and the lease remains an unconditional obligation of the hospital as the lessee. However, as an inducement to the hospital to enter into the lease the Target agreed in a contract with the hospital that, should the hospital decide, upon 60 days notice to the Target in March 2005, that at month eighteen of its lease that the it wishes to prepay its lease with the leasing company (a one-time option), that the Target would reimburse the hospital for cost of its exercise of the prepayment option. Following the reimbursement by the Target to the hospital for the prepayment amount, title to the equipment would revert to the Target.

         Because of this potential repayment obligation, the Target decided to defer recognition of the sale until the passage of the Target's potential prepayment obligation to the hospital. The Target has instead recorded Deferred Revenue of $1,230,685 (the amount of the proceeds received from the leasing company) and a corresponding Deferred Cost of Revenue of $1,007,523 (the amount would otherwise have been its costs of sale for the this transaction). Deferred Cost of Revenue on this machine included a thirty month service contract which the Target has accounted for as an additional warranty period -- an additional $45,000 accrual over the standard twelve month warranty. The cost to the Target of the early repurchase of the equipment at month 18 of the lease is estimated at $1,038,338 based on the stated amount in the lease and contingent on the euro to dollar exchange rate at that time. The Target has not sought to hedge this risk. Although the hospital constructed a hospital room especially for IORT with the Mobetron in mind, and despite having treated more than 50 patients to date, and despite management's belief that the hospital will not exercise this option, no assurance can be given that this will be the case. The Target believes that should the hospital exercise their return option, that the majority of the repurchase price could be recovered by sale of the refurbished machine to another customer; however, the Target has made no effort at this time to locate such a customer and can give no assurance that one will be found or that the equipment will have value in the market at that time.

         Cost of Revenues. Cost of revenue of $139,036 in 2004 and $229,138 in 2003 produced gross margins of $53,497 (28)% and 34,835 (13%) in those same periods respectively. The lower margins in 2003 are primarily attributable to the at-cost pricing of parts sold to CDS during the period. Had the Target been able to book its Eindhoven transaction as sale during the period, revenue, cost of sales and gross margins would have been as follows with gross margins percentages falling somewhere in the middle of those seen in fiscal years 2003 and 2002 which also contained a single machine sale.


                                                     Proforma        Fiscal  Fiscal   2002
                                                   First Half
                                                    of Fiscal
                                                         2004          2003
        --------------------------------------- -------------- ------------- --------------
        Revenue                                     1,423,218     1,367,307      1,333,029
        Cost of Revenue                             1,146,559     1,216,732        865,706
        --------------------------------------- -------------- ------------- --------------
        Gross Margin                                  276,659       150,575        467,323
        Margin Percentage                              19.44%        11.01%         35.06%
        ======================================= ============== ============= ==============


         Management believes that it can significantly improve its gross margin percentages through cost reductions in the production cost of the Mobetron and its testing and installation as it gains experience in its new manufacturing relationship with CDS and its newly established distributor network. Management believes that gross margins closer to those obtained in 2002 will be a key factor in the success of the Target.

         Operating Expenses.

         A comparison of the Targets operating expenses for the six months ended March 31, 2004 and 2003 is as follows:


                                                         2004           2003       Change        % Change
        ---------------------------------------- ------------- -------------- ------------ ---------------
        General & Administrative                      854,412        307,387      547,025         177.96%
        Sales and Marketing                           182,256        265,076     (82,820)         -31.24%
        Research and Development                      274,825        215,486       59,339          27.54%
        ---------------------------------------- ------------- -------------- ------------ ---------------
        Total Operating Expenses                    1,311,493        787,949      523,544          66.44%
        ======================================== ============= ============== ============ ===============




         General and Administrative. Of the $547,025 in increase in G&A over 2003, $270,293 almost half was attributable to legal expenses related to the Target's intended reverse merger with Acquirer. Of those costs over 87% were legal expenses. Management anticipates that legal expense could be then again as much to complete the merger. Other contributors to the increase include an additional wage related expenses of $55,788 as Target's administrative headcount grew in the last three months of 2004 and a greater percentage of staff time was spent on these tasks, approximately 30% of staff time in the 2004 period vs. 20% in 2003. Other contributing factors were increases in amortization of intangible assets related to the Siemens termination agreement and the CDS manufacturing agreement $51,851 which will continue through the life of these assets; increased consulting costs related to European operations which raised total administrative consulting costs by $13,288 over the $40,531 incurred in the same period in 2003, and which are expected to continue at this level in the near term; increased legal expenses, $19,181 in excess of the comparative period amounts and related to one-time costs associated with the Target's debt offerings; and additional facilities rental expenses of $12,732 for leased test space at the Target's Hayward California facility, an ongoing cost, provided however that as this facility is more fully utilized, a larger percentage of this expenses will be allocated to cost of sales rather than general and administrative expense.

         Sales and Marketing. The decrease in sales and marketing expense is primarily due to reduced use of consultants during that period compared to the like period in the prior year, $103,295 vs. $13,976 as the Target's effort to acquire both Japanese and Chinese distributor's succeeded. This reduction however may not be permanent, and sales and marketing related consulting expenses may increase in the future should management find new markets which it believes are attractive to the Target and would be best exploited through the use of consultants.

         Research and Development. Of the $59,339 increase in research and development cost in these two specific periods, $22,044 was related to a research grant to one of the Target's customers to study stray radiation from the Mobetron, a one-time expense. The remaining difference can be attributed to the addition of personnel in this area shortly after March 2003, an ongoing expense.

         Interest Expense/Income, Net. Interest income for the first two fiscal quarters of 2004 and 2003 was negligible. Interest expense increased from
$205,569  to  $75,339  for the  six  months  ending  March  31,  2004  and  2003 respectively and was due to an increase in Target's debt to $5,377,404 from $1,955,950 in those same periods respectively.

         Income Taxes. The Target did not record a provision for income taxes in six months of quarters of 2003 or 2004, as the Target did not generate book or taxable income. As of March 31, March 31, 2004, the Target had a federal net operating loss carry forwards of approximately $12,955,000, and federal research and development tax credit carry forwards of approximately $350,000. The net operating loss and tax credit carry forwards will expire at various dates beginning in 2008, if not utilized. These future tax benefits have not been recognized as an asset on the Target's balance sheet due to uncertainties surrounding its ability to generate sufficient taxable income in future periods to realize the benefits. The extent to which these loss carry forwards can be used to offset future taxable income may be limited.

CRITICAL ACCOUNTING POLICIES

         Certain accounting policies are important to the presentation of the Target's financial position and results of operations and require the application of significant judgment by its management. As a result, they are subject to an inherent degree of uncertainty. In applying those policies, Target uses its judgment to determine the appropriate assumptions to be used in the determination of certain estimates. Those estimates are based on historical experience, terms of existing contracts, observance of trends in the industry, information provided by customers and information available from other outside sources, as appropriate. Our critical accounting policies include:

         REVENUE RECOGNITION

         Although Target may receive nominal payments towards for Mobetron purchases when an order is placed for a Mobetron, revenue from Mobetron sales occurs upon installation provided any remaining obligations are inconsequential or perfunctory and collection of the resulting receivable is deemed probable. Revenue for accessories are recognized upon shipment. The Target's contract manufacturers are responsible for the costs of any manufacturing defects. Revenue from operating lease activities is recognized as income over the lease term as it becomes receivable according to the provisions of the lease. In the six months ended, the Target deferred over $1.2 million of revenue based on certain obligations remaining pursuant to its sale of a Mobetron system in Eindhoven, Netherlands (see discussion of Revenues for the period ended March 31, 2004 above).

         WARRANTY OBLIGATIONS

         The Target is responsible for warranty obligation arising from its sales and provides for an estimate of its warranty obligation at the time of sale. Although the Target's manufacturer has changed from Siemens to CDS, the Target believes that its previous warranty reserves will continue to be adequate as relates to the new manufacturer.

         LIQUIDITY AND CAPITAL RESOURCES

         The Target has incurred significant operating losses since inception and expects such losses to continue as it furthers its product development programs. From inception to March 31, 2004, the Target incurred cumulative net losses of $13,136,740. As of September March 31, 2004 the Target had cash and cash equivalents and other current assets of $2,547,636 which was not sufficient to pay existing liabilities and commitments and fund its obligations in the near term. These conditions continue though the date of this information statement and raise substantial doubt about the Target's ability to continue as a going concern. Since inception, the Target has financed its operations primarily through a combination of indebtedness, capital leases, private equity financings, government grants and revenues.

         Net cash used for operating activities was ($815,096) in fiscal 2003 compared to ($735,436) in 2002. Growth in inventory and accounts payable accounted for much of the deficit in fiscal 2003, as the Target had one of its Mobetrons on in inventory for pre-shipment testing .

         Beginning in the fiscal year 2002, the Target began its Promissory Notes Program to raise funds for the Target's continuing operations until sufficient equity capital could be found. The promissory notes are convertible to Target common stock at $1.25 per share at the option of the note holders. The note holders also received 10% warrant coverage at $1.25 per share. Originally due on March 1, 2003, the maturity date of was extended to March 1, 2004 at the election of the Target. The note is current and bears interest at 9% payable quarterly. The principal balance outstanding of the Promissory Notes was $725,000, $1,150,000 and $1,200,000 at September 30, 2002, September 30, 2003
and March 31, 2004 respectively.

         Subsequent to December 31, 2003, holders of $345,000 of notes under the Target's Promissory Note Program agreed, subject to the closing of the merger described below, to convert their notes into common stock at $1.25 per share subject to the completion of the Target's planned reverse merger, while holders of $650,000 and $205,000 of Promissory notes agreed to extend their notes until June 1, 2004 and September 1, 2004, respectively. In exchange for their agreement to convert or extend their Promissory notes, the Target will issued 240,000 warrants to these note holders. The remaining holders or $300,000 of Promissory notes elected not to either convert or extend and these Promissory notes were repaid between March 25 and March 31, 2004.

         The Target began its Convertible Note Program in October 2003 and concurrent with its plan to complete its reverse merger with Acquirer. Convertible notes are convertible into Target common stock at $1.50 per share at the option of the note holders, however such notes will automatically convert to Target common stock at between $1.00 and $1.50 per share based on the terms and attainment of its next round of equity financing. The notes are current and bear interest at 8% per annum and are due in full including all accrued interest on February 28, 2005. As of December 31, 2003, the principal balance outstanding under the notes is $251,250.

         In February 2003, the Target borrowed $325,073 from a financial institution. The loan was secured by the assignment of an equipment lease and the underlying equipment pursuant to a lease between the Target and one of its customers. The loan is current and bears interest at 6.75% per annum, payable monthly. As of December 31, 2003, the principal balance outstanding under the note is $140,422.

         In December 2003, the Target received an unsecured, non-interest bearing promissory note of $400,000 from a third party. The note was repaid in March 2004.

         On March 22, 2004, the Target closed and funded a secured loan with a financial institution for an amount of $3,000,000. In connection with this loan, the Target granted the lender a lien on all of assets of the Target and issued 2,400,00 shares of common stock to the lender as additional collateral. At March 31, 2004, the Target had negative working capital, and had negative cash flow during the six month period and during the preceding fiscal year, as well as a deficit in stockholder's equity. At March 31, 2004, the Target had $192,491 of cash, short and long-term investments.

                  Subsequent to March 31, 2004, the Company received an additional $131,530 in cash proceeds under its Convertible Notes Program. In addition, a creditor to the Company elected to convert $99,156 of outstanding accounts payables to Convertible Notes, and a related party note holder elected to convert $50,000 of principal and $13,918 of accrued and unpaid interest into the Company's Convertible Note program.

         In May 2004, the lessee of the Company's Mobetron elected to exercise its option to purchase the equipment at the end of the term of its operating lease on September 2, 2004 at the amount stated in the lease. The Company pledged and assigned the full amount of the payment to a financial institution as collateral for a borrowing in the amount of $231,372 which matures on September 2, 2004. The pledged payment fully amortizes the principal and interest due under the loan. The loan bears interest at 9.5%.

         In June 2004, the Company was unable to pay at maturity $650,000 of notes under its Promissory Notes Program. The Company has contacted the note holders and is working towards resolution of this event, however no assurance can be given that the note holders will continue to grant forbearance.

         Based on current sales forecast and planned operating expenditures, the Target believes that its current cash and short-term investments will be sufficient to meet expected cash flow needs for only an additional two to three months from the date of this Information Statement. However, they are seeking to raise additional funds. The Target has retained PCS as a financial advisor in this capacity and is also pursuing discussions with various interested parties. These discussions are however preliminary and no firm agreements have been reached. Additional financing may not be available on terms favorable to the Target, or at all. If adequate funds are not available on acceptable terms, the Target's ability to fund its operations, take advantage of opportunities, develop products or services or otherwise respond to competitive pressure could be significantly limited.

         DEBT AND LEASE OBLIGATIONS

         At March 31, 2004, the Target had $5,377,404 in debt from various sources. Interest rates on such debt range from 8% to 21%. At March 31, 2004, the Target had no capital lease obligations. The Target leases space at its principal executive and corporate headquarters, with the lease term expiring on December 31, 2004, and at its test facility with the lease term expiring January 15, 2005.

         Future minimum payments under all debt and lease obligations at March 31, 2004 are as follows:


Notes payable - related parties                                $      898,000
Loans payable                                                       4,485,291
Leases payable                                                             --
Unamortized Note Discounts                                             (5,887)
------------------------------------------------------------ --------------------
Total debt and lease obligations                                    5,377,404
Less current portion of debt and lease obligations                  5,377,404
------------------------------------------------------------ --------------------
Long-term portion of debt and lease obligations                $     --.--
============================================================ ====================


         At March 31, 2004, future minimum lease payments that come due in the current and following fiscal years ending September 30 are:



                  2004                       46,570
                  2005                       20,423
                  ------------------- ----------------
                  Total                     $66,993
                  =================== ================

                         PRO FORMA FINANCIAL INFORMATION
                  REFLECTING THE EFFECTS OF THE PROPOSED MERGER

         The following present the combined financial data of the Company and the Target for the year ended September 30, 2003, the Target's latest fiscal year end, and March 31, 2004, the Target's latest quarter end. The Company's balance sheet and operating information as of March 31, 2004 and September 30, 2003 have been derived from financial statements included in this Proxy Statement and those previously filed by the Company under forms 10QSB and 10KSB, and as most recently amended for the quarters ended September 30, 2003 and September 30, 2002. The Target's balance sheet and operating information as of March 31, 2004 and September 30, 2003 have been derived from financial statements included in this Proxy Statement. The combined balance sheet and operating data as of March 31, 2004 and September 30, 2003 assume that the merger of the Company and the Target occurred on those dates respectively.

         The pro forma balance sheets and operating data presented is not necessarily indicative of the results that actually would have occurred if the merger had been completed on the assumed date(s) nor are the statements necessarily indicative of future combined financial position or earnings. The data presented should be read in conjunction with the financial statements of the Company and the Target for the periods shown.

         The   Surviving   Corporation   will   account  for  the  Merger  as  a
recapitalization of the Target. For accounting purposes, the financial statements of the Surviving Corporation will be substantially those of the Target, as adjusted for the merger. As such, its assets, liabilities, capital accounts, and share data will be retroactively restated to give effect to the merger, and the pre-merger historical financial statements of the Target will become those of the Surviving Corporation. Adjustments would be required to reflect the transaction being accounted for as a reverse merger.



               The remainder of this page intentionally left blank


                                  UNAUDITED PROFORMA BALANCE SHEET AT MARCH 31, 2004

                                                         COMPANY        TARGET
BALANCE SHEET                                          STAND ALONE    STAND ALONE    ADJUSTMENTS      PROFORMA   NOTES
----------------------------------------------------- ------------- -------------- -------------- ------------- -------
ASSETS
Current Assets
Cash & Cash Equivalents                                        $72       $192,491             $0      $192,563
Accounts Receivable                                              0         28,347       (20,721)         7,626       1
Inventory & WIP                                                  0      1,260,626              0     1,260,626
Loan Fees - net amortization                                     0        611,301
Prepaid Expenses                                                 0        454,871              0       454,871
----------------------------------------------------- ------------- -------------- -------------- ------------- -------
Total Current Assets                                            72      2,547,636       (20,721)     2,526,987

Property and Equipment
Furniture & Fixtures - net accumulated depreciation              0         75,055              0        75,055
Mobetron - net accumulated depreciation.                         0         84,631              0        84,631
----------------------------------------------------- ------------- -------------- -------------- ------------- -------
Total Property and Equipment                                     0        159,686              0       159,686

Other Assets
Intangibles - Net                                                0        262,548              0       262,548
Deposits                                                         0        248,892              0       248,892
Deferred Cost of Revenue                                         0      1,007,523              0     1,007,523
----------------------------------------------------- ------------- -------------- -------------- ------------- -------
Total Other Assets                                               0      1,518,963              0     1,518,963

TOTAL ASSETS                                                    72      4,226,285       (20,721)     4,205,636

LIABILITIES AND CAPITAL
Current Liabilities
Accounts Payable                                            20,721      1,124,229       (20,721)     1,124,229       1
Royalty Payable                                                  0        125,000              0       125,000
Interest Payable                                                 0        191,407              0       191,407
Sales Tax Payable                                                0         58,950              0        58,950
Notes Payable (Net of Unamortized Discount)                  5,000      5,377,404              0     5,382,404
Est. Liability Warranties & Service Contracts                    0        153,102              0       153,102
Paid Leave Accrual & Wages Payable                               0         88,380              0        88,380
Other Current Liabilities                                        0         62,400              0        62,400
Contract Advances                                                0        335,917              0       335,917
Deferred Revenue                                                 0      1,230,685              0     1,230,685
----------------------------------------------------- ------------- -------------- -------------- ------------- -------
Total Current Liabilities                                   25,721      8,747,474       (20,721)     8,752,474
Long-Term Liabilities                                                           0              0             0
----------------------------------------------------- ------------- -------------- -------------- ------------- -------
TOTAL LIABILITIES                                           25,721      8,747,474       (20,721)     8,752,474

CAPITAL
Preferred Stock                                                  0          4,679        (4,679)             0       2
Common Stock                                                22,284          9,195       (14,225)        17,254       3
Common Stock Issued as Collateral for Notes Payable              0    (3,000,000)              0   (3,000,000)
APIC                                                        59,161     11,751,677        984,310    12,795,148       4
Treasury Stock                                                   0      (150,000)              0     (150,000)
Retained Earnings                                        (107,094)   (13,136,740)      (965,406)  (14,209,240)    5, 6
----------------------------------------------------- ------------- -------------- -------------- ------------- -------
TOTAL CAPITAL                                             (25,649)    (4,521,189)              0   (4,546,838)
TOTAL LIABILITIES & CAPITAL                                    $72     $4,226,285      ($20,721)    $4,205,636
===================================================== ============= ============== ============== ============= =======


NOTES:
Unless otherwise noted and adjusted, proforma amounts are a simple summing of the accounts of the Acquiror and Target.

1. Target paid $20,721 of expenses of Acquirer during the period resulting in outstanding accounts payable amounts on the books of the Acquirer and corresponding accounts receivable amounts on the books of the Target which have been eliminated.

2. Upon completion of the merger all Target preferred shares will convert to common shares per the terms of the merger.

3. Adjustment to reach proforma par value of common shares of merged entity which includes the sum of a) 22,284,000 shares of Acquirer Common stock less 19,932,265 of principal shareholder common to be cancelled, b) 6,680,925 of Target common Shares to be converted one for one into Acquirer common stock, c) a one for one conversion of 4,678,767 of Target preferred shares into Acquirer common stock, d) an estimated 339,546 shares of Target common stock to due
Target preferred shareholders under anti-dilution provisions in their shareholder agreements and subsequently converting one to one into Acquirer common stock, and e) 858,000 shares of Acquirer common stock issuable for services rendered in connection with the merger.

4. Sum of eliminations in Notes 2, 3, and 5, 6

5. An adjustment of $107,094 to the retained earnings of Acquirer as a recapitalization adjustment.

6. Expense in the amout of $1,072,500 related to issuance of 858,000 shares of common stock to service providers at an estimated value of $1.25 per share for services related to the merger.


               The remainder of this page intentionally left blank

                                UNAUDITED PROFORMA STATEMENT OF OPERATIONS
                                 FOR THE SIX MONTHS ENDED MARCH 31, 2004


                                                        COMPANY       TARGET
INCOME STATEMENT                                   STAND ALONE    STAND ALONE    ADJUSTMENTS      PROFORMA      NOTES
------------------------------------------------- ------------- -------------- -------------- ------------- ----------

Revenue                                                     $0        192,533             $0      $192,533
Cost of Sales                                                0        139,036              0       139,036
------------------------------------------------- ------------- -------------- -------------- ------------- ----------
GROSS MARGIN                                                 0         53,497              0       331,569

Operating Expenses
General and Administrative                              55,332        854,412      1,072,500     1,982,244          1
Sales and Marketing                                          0        182,256              0       182,256
Research and Development                                     0        274,825              0       274,825
------------------------------------------------- ------------- -------------- -------------- ------------- ----------
OPERATING EXPENSES                                      55,332      1,311,493      1,072,500     2,439,325

OPERATING INCOME/(LOSS)                               (55,332)    (1,257,996)    (1,072,500)   (2,385,828)

Current Tax Expense                                          0          4,872              0         4,872
Interest Expense/Income -- Net                               0        205,569              0       205,569
------------------------------------------------- ------------- -------------- -------------- ------------- ----------
NET INCOME (LOSS)                                    ($55,332)   ($1,468,437)   ($1,072,500)  ($2,596,269)

Basic and diluted weighted average shares           15,079,653     15,079,653     15,079,653    15,079,653
Net Income/(Loss) per share                            ($0.00)        ($0.10)        ($0.07)       ($0.17)
================================================= ============= ============== ============== ============= ==========

NOTES:
Unless otherwise noted, proforma amounts are a summing of the corresponding accounts of Acquiror and Target.

1. Issuance of shares to services providers (858,000 shares at an estimated $1.25 per share) for services related to the merger.

2. Weighted average shares have been calculated to give affect to those shares as if the merger had been in effect throughout period shown.


               The remainder of this page intentionally left blank

             UNAUDITED PROFORMA BALANCE SHEET AT SEPTEMBER 30, 2003

                                                            COMPANY        TARGET
BALANCE SHEET                                           STAND ALONE   STAND ALONE    ADJUSTMENTS      PROFORMA   NOTES
------------------------------------------------------ ------------- ------------- -------------- ------------- -------
ASSETS
Current Assets
Cash & Cash Equivalents                                      $2,506       $31,013             $0       $33,519
Accounts Receivable                                               0       178,168              0       178,168
Inventory & WIP                                                   0     1,292,407              0     1,292,407
Prepaid Expenses                                                  0        25,099              0        25,099
------------------------------------------------------ ------------- ------------- -------------- ------------- -------
Total Current Assets                                          2,506     1,526,687              0     1,529,193

Property and Equipment
Furniture & Fixtures - net accumulated depreciation               0        72,639              0        72,639
Mobetron - net accumulated depreciation                           0       154,881              0       154,881
------------------------------------------------------ ------------- ------------- -------------- ------------- -------
Total Property and Equipment                                      0       227,520              0       227,520

Other Assets
Deferred Stock Offering Costs                                24,742             0              0        24,742
Intangibles - Net                                                 0       308,153              0       308,153
Deposits                                                          0        85,514              0        85,514
------------------------------------------------------ ------------- ------------- -------------- ------------- -------
Total Other Assets                                           24,742       393,667              0       418,409

TOTAL ASSETS                                                 27,248     2,147,874              0     2,175,122

LIABILITIES AND CAPITAL
Current Liabilities
Accounts Payable                                             31,310     2,349,484              0     2,380,794
Notes Payable - net note discounts                            5,000     2,215,099              0     2,220,099
Royalty Payable                                                   0       100,000              0       100,000
Interest Payable                                                  0       139,097              0       139,097
Sales Tax Payable                                                 0        58,950              0        58,950
Est. Liability Warranties & Service Contracts                     0        50,435              0        50,435
Paid Leave Accrual & Wages Payable                                0       103,301              0       103,301
Other Current Liabilities                                         0        86,976              0        86,976
Contract Advances                                                 0       160,000              0       160,000
------------------------------------------------------ ------------- ------------- -------------- ------------- -------
Total Current Liabilities                                    36,310     5,263,342              0     5,299,652
Long Term Liabilities                                             0             0              0             0
------------------------------------------------------ ------------- ------------- -------------- ------------- -------
TOTAL LIABILITIES                                            36,310     5,263,342              0     5,299,652

CAPITAL
Preferred Stock                                                   0         4,679        (4,679)             0       1
Common Stock                                                  1,114         6,680          7,104        14,898       2
APIC                                                         41,586     8,691,476      1,018,313     9,751,375       3
Treasury Stock                                                    0     (150,000)              0     (150,000)
Retained Earnings                                          (51,762)  (11,668,303)    (1,020,738)  (12,740,803)     4,5
------------------------------------------------------ ------------- ------------- -------------- ------------- -------
TOTAL CAPITAL                                               (9,062)   (3,115,468)              0   (3,124,530)
TOTAL LIABILITIES & CAPITAL                                 $27,248    $2,147,874             $0    $2,175,122
====================================================== ============= ============= ============== ============= =======

NOTES:
Unless otherwise noted and adjusted, proforma amounts are a simple summing of the accounts of the Acquirer and Target.

1. Upon completion of the merger all Target preferred shares will convert one for one to common shares per the terms of the merger.

2. Adjustment to reach proforma par value of common shares of merged entity which includes the sum of a) 22,284,000 shares of Acquirer Common stock less 19,932,265 of principal shareholder common to be cancelled, b) 6,680,925 of Target common Shares to be converted one for one into Acquirer common stock, c) a one for one conversion of 4,678,767 of Target preferred shares into Acquirer common stock, d) an estimated 379,066 shares of Target common stock to due
Target preferred shareholders under anti-dilution provisions in their shareholder agreements and subsequently converting one to one into Acquirer common stock, and e) 858,000 shares of Acquirer common stock issuable for services rendered in connection with the merger.

3. Sum of eliminations in Notes 1, 2, 3, and 5

4. An adjustment of $51,672 to the retained earnings of Acquirer as a recapitalization adjustment.

5. Expense in the amount of $1,072,500 related to issuance of 858,000 shares of common stock to service providers at an estimated value of $1.25 per share.



               The remainder of this page intentionally left blank

         UNAUDITED PROFORMA STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDING SEPTEMBER 30, 2003


                                                         COMPANY        TARGET
STATEMENT OF OPERATIONS                              STAND ALONE    STAND ALONE     ADJUSTMENTS       PROFORMA   NOTES
-------------------------------------------------- -------------- -------------- --------------- -------------- -------
Revenue                                                       $0     $1,367,246              $0     $1,367,246
Cost of Sales                                                  0      1,216,732               0      1,216,732
-------------------------------------------------- -------------- -------------- --------------- -------------- -------
GROSS MARGIN                                                   0        150,514               0      2,583,978

Operating Expenses
General and Administrative                               (1,476)        632,389       1,072,500      1,703,413       1
Sales and Marketing                                            0        434,292               0        434,292
Research and Development                                       0        499,151               0        499,151
-------------------------------------------------- -------------- -------------- --------------- -------------- -------
OPERATING EXPENSES                                       (1,476)      1,565,832       1,072,500      2,636,856

OPERATING INCOME/(LOSS)                                    1,476    (1,415,318)     (1,072,500)    (2,486,342)
                                                                                              0              0
Current Tax Expense                                            0          5,801               0          5,801
Interest Expense/Income -- Net                                 0        192,799               0        192,799
-------------------------------------------------- -------------- -------------- --------------- -------------- -------
NET INCOME (LOSS)                                         $1,476   ($1,613,918)    ($1,072,500)   ($2,684,942)

Basic and diluted weighted average shares             14,889,664     14,889,664      14,889,664     14,889,664
Net Income/(Loss) per share                                $0.00        ($0.11)         ($0.07)        ($0.18)
================================================== ============== ============== =============== ============== =======

NOTES:
Unless otherwise noted, proforma amounts are a summing of the corresponding accounts of Acquirer and Target. 1. Issuance of shares to services providers (858,000 shares at an estimated $1.25 per share) for services related to the merger.
2. Weighted average shares have been calculated to give affect to those shares as if the merger had been in effect throughout period shown.


               The remainder of this page intentionally left blank

                               FURTHER INFORMATION

         For further information concerning this matter, contact Mr. David Shamy of Intraop Medical Corporation, at PO Box 9301, Salt Lake City, Utah 84109; telephone number (801) 943-2345.

                                   APPENDICES

APPENDIX A:       Agreement  and Plan of  Reorganization  by and  among  Intraop
                  Medical,  Inc.  and Intraop  Medical  Corporation  dated as of
                  February 24, 2004 and amended as of June 29, 2004 (the "MERGER
                  AGREEMENT").

APPENDIX  B:      Nevada  Revised Statutes - Sections  92a.300 - 92a.500
                  (Rights Of  Dissenting Owners).

APPENDIX C:       10-QSB/A Report of Intraop Medical Corporation for the quarter ended March 31, 2004.

APPENDIX D:       10-KSB/A Report of Intraop  Medical  Corporation for the
                  fiscal year ending December 31, 2003.

APPENDIX E:       Form of Written Consent of the Stockholders of the Company.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                             INTRAOP MEDICAL, INC.,

                          INTRAOP MEDICAL CORPORATION,

                          DATED AS OF FEBRUARY 24, 2004

                           AMENDED AS OF JUNE 29, 2004

                            (THE "MERGER AGREEMENT")

                                    INCLUDING
             THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND
                           AMENDED AND RESTATED BYLAWS


                                   [ATTACHED]

                                  (continued)

                                                                            Page
                                                                            ----

                            LIST OF EXHIBITS

Exhibit A     Articles of Merger

Exhibit B     Amended and Restated Articles of Incorporation

Exhibit C     Amended and Restated Bylaws

                                  (continued)

                                                                            Page
                                                                            ----

                  AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of February 24, 2004 by and among Intraop Medical, Inc., a Delaware corporation ("Target") and Intraop Medical Corporation, a Nevada corporation ("Acquiror").

                               RECITALS

A. The Boards of Directors of Target and Acquiror believe it is in the best interests of their respective companies and the shareholders of their respective companies that Acquiror acquire Target through the statutory merger of Target with and into Acquiror (the "Merger") and, in furtherance thereof, have approved the Merger.

B. Pursuant to the Merger, among other things, the outstanding shares of Target common stock, $0.001 par value ("Target Common Stock"), shall be converted into the right to receive shares of Acquiror common stock, $0.001 par value ("Acquiror Common Stock") (assuming the conversion of all of the outstanding shares of Target preferred stock, $0.001 par value ("Target Preferred Stock") into shares of Target Common Stock (collectively, the Target Preferred Stock and Target Common Stock are referred to herein as "Target Capital Stock")), upon the terms and subject to the conditions set forth herein.

C. Target and Acquiror desire to make certain representations and warranties and other agreements in connection with the Merger.

D. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code.

NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:


1. The Merger.
1.1 The Merger. At the Effective Time (as defined in Section 1.2 herein) and subject to and upon the terms and conditions of this Agreement, the Articles of Merger attached hereto as Exhibit A (the "Articles of Merger") and under the applicable provisions of the Nevada Revised Statutes ("Nevada Law") and Delaware General Corporation Law ("Delaware Law"), Target shall be merged with and into Acquiror, the separate corporate existence of Target shall cease, and Acquiror shall continue as the surviving corporation. Acquiror as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

1.2 Closing; Effective Time. The closing of the transactions contemplated hereby (the "Closing") shall take place as soon as practicable, but no later than three
(3) business days after the satisfaction or waiver of each of the conditions set forth in Section7 hereof, or at such other time as the parties hereto agree (the "Closing Date"). The Closing shall take place at the offices of Gray Cary Ware

                                  (continued)

                                                                            Page
                                                                            ----

& Freidenrich LLP, or at such other location as the parties hereto agree. In connection with the Closing, the parties hereto shall cause the Merger to be consummated by filing the Articles of Merger with the Secretaries of State of the States of Nevada and Delaware in accordance with the relevant provisions of Nevada Law and Delaware Law (the time of the later of such filings being the "Effective Time").

1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Articles of Merger, and the applicable provisions of Nevada Law and Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers, and franchises of Target shall vest in the Surviving Corporation, and all debts, liabilities, and duties of Target shall become the debts, liabilities, and duties of the Surviving Corporation. Articles of Incorporation; Bylaws.

1.4  At the Effective Time,
(a) The Articles of Incorporation of the Surviving Corporation shall be amended and restated as set forth in Exhibit B hereto.

(b) The Bylaws of the Surviving Corporation shall be amended and restated as set forth in Exhibit C hereto.

1.5 Directors and Officers. At the Effective Time, the directors and officers of Target immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified.

1.6  Effect on Capital Stock.
(a) Conversion of Target Common Stock. In connection with the Merger, at the Effective Time, each one (1) share of Target Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished and automatically converted into the right to receive one (1) share of Acquiror Common Stock, upon the surrender of the applicable certificate in the manner provided in Section 1.7 hereof, or, in the case of a lost, stolen, or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 1.9 hereof (the Acquiror Common Stock to be issued in the Merger shall be referred to herein as the "Merger Consideration"). In no event shall the Merger Consideration exceed 22 million shares of Acquiror Common Stock.

(b) Conversion of Target Preferred Stock. In connection with the Merger and subject to the vote requirement under the Target's Certificate, at the Effective Time, each share of Target Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted into shares of Target Common Stock at the then effective conversion price with respect to each share of Target Preferred Stock, and each share of Target Common Stock thereby resulting shall be cancelled and extinguished and automatically converted into the right to receive one (1) share of Acquiror Common Stock in accordance with Section 1.6(a) hereof.

(c) Cancellation of Shares of Currently Outstanding Acquiror Common Stock. At the Effective Time, Acquiror shall, in accordance with that certain Agreement for the Purchase of Common Stock Dated October 3,

                                  (continued)

                                                                            Page
                                                                            ----

2003, by and between David Shamy and Peyton, Chandler & Sullivan, Inc. ("PCS"), and certain other parties (the "Principal Shareholder Agreement"), cause up to 19,982,265 shares of Acquiror Common Stock held by David Shamy to be cancelled and extinguished. Target shall have the right to dictate to Acquiror the amount of shares of Acquiror Common Stock held by David Shamy to be cancelled.

(d) Target Stock Options. At the Effective Time, all options to purchase Target Common Stock then outstanding under the Target Stock Option Plan (as defined in
Section 2.4 herein), shall be assumed by Acquiror in accordance with Section
1.12.

(e) Fractional Shares. No fraction of a share of Acquiror Common Stock will be issued, but in lieu thereof each holder of shares of Target Common Stock who would otherwise be entitled to a fraction of a share of Acquiror Common Stock (after aggregating all fractional shares of Acquiror Common Stock to be received by such holder) shall receive from Acquiror an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by
(ii) the fair market value of a share of stock as shall be determined by the Surviving Corporation's board of directors in good faith. The fractional share interests of each Target shareholder shall be aggregated, so that no Target shareholder shall receive cash in respect of fractional share interests in an amount greater than the value of one full share of Acquiror Common Stock. (f) Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, any shares of Target Capital Stock or Acquiror Common Stock held by a holder who has perfected such holder's right to demand payment of the fair value of such shares in accordance with Delaware Law or Nevada Law and who, as of the Effective Time, has not effectively withdrawn or lost such right to demand payment of the fair value ("Dissenting Shares"), if any, shall not be converted into the Merger Consideration but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to Delaware Law or Nevada Law. Each holder of Dissenting Shares ("Dissenting Shareholder") who, pursuant to the provisions of Delaware Law or Nevada Law, as applicable, becomes entitled to payment of the fair value for shares of Target Capital Stock or Acquiror Common Stock shall receive payment therefor (but only after the value therefor shall have been agreed upon or finally determined pursuant to such provisions). If, after the Effective Time, any Dissenting Shares shall lose their status as Dissenting Shares, the Surviving Corporation shall issue and deliver, upon surrender by such shareholder of a certificate or certificates representing shares of Target Capital Stock, the portion of the Merger Consideration to which the Target shareholder would otherwise be entitled under this Section 1.6.

(g) Convertible Notes. At the Effective Time, except to the extent that notes convertibles into shares of Target Capital Stock (the "Target Convertible Notes") have been otherwise extinguished or satisfied or amended pursuant to separate agreement of the parties thereto, all of the Target Convertible Notes outstanding and unconverted as of the Effective Time shall be assumed by Acquiror.

(h) Warrants. At the Effective Time, except to the extent that warrants to purchase shares of Target Capital Stock (the "Target Warrants") have previously terminated or expired in accordance with

                                  (continued)

                                                                            Page
                                                                            ----
their terms or amended pursuant to separate agreement of the parties thereto, all of the unexercised Target Warrants outstanding and unexercised as of the Effective Time shall be assumed by Acquiror.

 (i) Registration Rights. The registration rights of the Target equity interest holders shall be assumed by the Acquiror in accordance with their terms and effected by the Surviving Corporation.

1.7  Surrender of Certificates.
(a) Exchange Agent. Interwest Transfer or such other institution selected by Target with the reasonable consent of Acquiror shall act as exchange agent (the "Exchange Agent") in the Merger.

(b) Acquiror to Provide Common Stock. Promptly after the Effective Time, Acquiror in the case of subsection (i) below and Target in the case of subsection (ii) below, shall supply or cause to be supplied to the Exchange Agent for exchange in accordance with this Section 1 through such reasonable procedures as Acquiror and Target may adopt (i) certificates evidencing the shares of Acquiror Common Stock issuable pursuant to Section 1.6(a) in exchange for shares of Target Capital Stock outstanding immediately prior to the Effective Time, and (ii) cash in an amount sufficient to permit payment of cash in lieu of fractional shares pursuant to Section 1.6(e) (collectively, (i) and (ii) shall be referred to as the "Exchange Fund").

(c)Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause to be delivered to each holder of record of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of Target Common Stock (including converted Target Preferred Stock), whose shares were converted into the right to receive shares of Acquiror Common Stock (and cash in lieu of fractional shares) pursuant to Section 1.6, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon receipt of the Certificates by the Exchange Agent, and shall be in such form and have such other provisions as Target may reasonably specify),
(ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Acquiror Common Stock (and cash in lieu of fractional shares) and (iii) such other customary documents as may be required pursuant to such instructions. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Target, together with such letter of transmittal and other documents, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor (A) a certificate representing the number of whole shares of Acquiror Common Stock, (B) any dividends or other distributions to which such holder is entitled pursuant to Section 1.7(d), and (C) cash (without interest) in respect of fractional shares as provided in Section 1.6(e) and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of Target Capital Stock will be deemed from and after the Effective Time, for all corporate purposes, other than the payment of dividends, to evidence the ownership of the number of full shares of Acquiror Common Stock into which such shares of Target Capital Stock shall have been so converted and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.6.

                                  (continued)

                                                                            Page
                                                                            ----

(d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions with respect to Acquiror Common Stock with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of Acquiror Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Acquiror Common Stock issued in exchange therefor, without interest at the time of such surrender, the amount of any such dividends or other distributions with a record date on or after the Effective Time theretofore payable (but for the provisions of this Section 1.7(d)) with respect to such shares of Acquiror Common Stock.

(e) Transfers of Ownership. At the Effective Time, the stock transfer books of the Target shall be closed and there shall be no further registration of transfers of Target Capital Stock thereafter on the records of the Target. If any certificate for shares of Acquiror Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Acquiror or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Acquiror Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Acquiror or any agent designated by it that such tax has been paid or is not payable.

(f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the shareholders of Target one year after the Effective Time shall be delivered to Acquiror, upon demand, and any shareholders of Target who have not previously complied with this Section 1.7 shall thereafter look only to Acquiror for payment of their claim for the Merger Consideration and any dividends or distributions with respect to Acquiror Common Stock.

(g) No Liability. Notwithstanding anything to the contrary in this Section 1.7, none of the Exchange Agent, the Surviving Corporation, or any party hereto shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(h) Dissenting Shares. The provisions of this Section 1.7 shall also apply to Dissenting Shares that lose their status as such, except that the obligations of Acquiror under this Section 1.7 shall commence on the date of loss of such status and the holder of such shares shall be entitled to receive in exchange for such shares the Merger Consideration to which such holder is entitled pursuant to Section 1.6 hereof.

                                  (continued)

                                                                            Page
                                                                            ----

(i) Certificate Legends. The shares of Acquiror Common Stock to be issued pursuant to this Section shall not have been registered and shall be characterized as "restricted securities" under the federal securities laws, and under such laws such shares may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. Each certificate evidencing shares of Acquiror Common Stock to be issued pursuant to this Section shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN EXEMPTION UNDER THE SECURITIES ACT OR AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

and any legends required by state securities laws.

1.8 No Further Ownership Rights in Target Capital Stock. The Merger Consideration delivered upon the surrender for exchange of shares of Target Capital Stock in accordance with the terms hereof (including any dividends, distributions, or cash paid in lieu of fractional shares) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Target Capital Stock. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 1.

1.9 Lost, Stolen, or Destroyed Certificates. If any Certificates shall have been lost, stolen, or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen, or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such Merger Consideration (and dividends, distributions, and cash in lieu of fractional shares) as may be required pursuant to Section 1.6; provided, however, that Target may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Target, the Surviving Corporation, or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen, or destroyed.

1.10 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code.

1.11 Taking of Necessary Action; Further Action. Each of Acquiror and Target will take all such reasonable and lawful action as may be necessary or desirable in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title, and possession to all assets, property, rights, privileges, powers, and franchises of Target, the officers and directors of Target and Acquiror are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

                                  (continued)

                                                                            Page
                                                                            ----

1.12  Target Options.
At the Effective Time, each option outstanding under the Target Stock Option Plan ("Target Options"), whether vested or unvested, will be assumed by Acquiror. A true and complete list as of the date hereof of all holders of outstanding Target Options, including the number of shares of Target Common Stock subject to each such option, the exercise or vesting schedule, the exercise price per share, and the term of each such option is set forth in the Target Disclosure Schedule (as hereafter defined). On the Closing Date, Target shall deliver to Acquiror an update of such list current as of such date. Each such option so assumed by Acquiror under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Target Stock Option Plan and any other document governing such option immediately prior to the Effective Time, and any restriction on the exercisability of such Target Option shall continue in full force and effect, and the term, exercisability, vesting schedule, and other provisions of such Target Option shall remain unchanged. Consistent with the terms of the Target Stock Option Plan and the documents governing the outstanding options under such Plan, the Merger will not terminate any of the outstanding options under the Target Stock Option Plan or accelerate the exercisability or vesting of such options or the shares of Acquiror Common Stock which will be subject to those options upon the Acquiror's assumption of the options in the Merger. It is the intention of the parties that the options so assumed by Acquiror following the Effective Time will remain incentive stock options as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the Effective Time. Within 30 business days after the Effective Time, Acquiror will issue to each person who, immediately prior to the Effective Time was a holder of an outstanding option under the Target Stock Option Plan, a document in form and substance satisfactory to Target evidencing the foregoing assumption of such option by Acquiror.

2. Representations and Warranties of Target. Target represents and warrants to Acquiror that the statements contained in this Section 2 are true and correct, except as disclosed in a document of even date herewith and delivered by Target to Acquiror referring to the representations and warranties in this Agreement (the "Target Disclosure Schedule"). The Target Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 2, and the disclosure in any such numbered and lettered section of the Target Disclosure Schedule shall qualify only the corresponding subsection in this Section 2 (except to the extent disclosure in any numbered and lettered section of the Target Disclosure Schedule is specifically cross-referenced in another numbered and lettered section of the Target Disclosure Schedule).

2.1 Organization, Standing, and Power. Target is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Target has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect (as defined in Section
10.2 hereof) on Target. Target has delivered a true and correct copy of the Certificate of Incorporation and Bylaws of Target, each as amended to date, to Acquiror. Target is not in violation of any of the provisions of its Certificate of Incorporation or Bylaws. Target does

                                  (continued)

                                                                            Page
                                                                            ----
not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

2.2 Authority. Target has all requisite corporate power and authority to enter into this Agreement and the documents and instruments contemplated hereby to which it is a party (the "Transaction Documents"), and to consummate the transactions contemplated thereby. he execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Target subject only to the approval of the Merger by Target's shareholders as contemplated by Section 7.1. The affirmative vote of the holders of a majority of the shares of Target's Capital Stock outstanding on the record date or the written consent of Shareholders relating to this Agreement is the only vote of the holders of any of Target's Capital Stock necessary under Delaware Law to approve the Transaction Documents and the transactions contemplated thereby. The Board of Directors of Target has unanimously (i) approved this Agreement and the Merger, (ii) determined that in its opinion the Merger is in the best interests of the shareholders of Target and is on terms that are fair to such shareholders and (iii) recommended that the shareholders of Target approve this Agreement and the Merger. This Agreement has been duly executed and delivered by Target and constitutes the valid and binding obligation of Target enforceable against Target in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. The execution and delivery of this Agreement by Target does not, and execution of the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of any material benefit under (i) any provision of the Certificate of Incorporation or Bylaws of Target or any of its subsidiaries, as amended, or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Target or any of its subsidiaries or any of their properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Target or any of its subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Articles of Merger as provided in Section 1.2; (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country; (iii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on Target and would not prevent, alter or delay any of the transactions contemplated by this Agreement.

                                  (continued)

                                                                            Page
                                                                            ----

2.3 Governmental Authorization. Target and each of its subsidiaries have obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity (i) pursuant to which Target or any of its subsidiaries currently operates or holds any interest in any of its properties or (ii) that is required for the operation of Target's or any of its subsidiaries' business or the holding of any such interest and all of such authorizations are in full force and effect.

2.4 Capital Structure. As of the date hereof, the authorized capital stock of Target consists of 22,000,000 shares of Target Common Stock, par value $0.001 per share, of which there are issued and outstanding 6,695,925 shares, and 5,600,000 shares of Target Preferred Stock, par value $0.001 per share, of which there are issued and outstanding 507,000 shares of Series 1 Preferred Stock, 1,584,750 shares of Series 2 Preferred Stock, 997,017 shares of Series 3 Preferred Stock, and 1,590,000 shares of Series 4 Preferred Stock, all of which series of Preferred Stock are convertible into shares of Common Stock pursuant to the terms of the Target's Certificate. Also outstanding on the date hereof are the Convertible Notes, which are convertible in accordance with the terms of the Convertible Notes into 1,481,250 shares of Common Stock, and Warrants exercisable for 928,591 shares of Common Stock. All outstanding shares of Target Common Stock and Target Preferred Stock are duly authorized, validly issued, fully paid, and non-assessable. As of the date hereof, there are 1,019,500 shares of Common Stock reserved for issuance under option agreements (the "Target Stock Option Plan"). Except for the rights created pursuant to this Agreement and the rights disclosed in the preceding sentences, there are no other options, warrants, calls, rights, commitments or agreements of any character to which Target is a party or by which it is bound obligating Target to issue, deliver, sell, repurchase or redeem or cause to be issued, delivered, sold, repurchased or redeemed, any shares of Target Capital Stock or obligating Target to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. All shares of Common Stock issuable upon conversion of the Preferred Stock or upon exercise of the options or warrants described in this
Section 2.4, will be, when issued pursuant to the respective terms of such Preferred Stock or options or warrants, duly authorized, validly issued, fully paid and nonassessable. There are no other contracts, commitments or agreements relating to voting, purchase, or sale of Target's Capital Stock (i) between or among Target and any of its shareholders and (ii) to Target's knowledge, between or among any of Target's shareholders. All shares of outstanding Target Capital Stock and rights to acquire Target Capital Stock were issued in compliance with all applicable federal and state securities laws.

2.5 Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration, or investigation pending before any Governmental Entity, foreign or domestic, or, to the knowledge of Target or any of its subsidiaries, threatened against Target or any of its subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such). There is no judgment, decree, or order against Target or any of its subsidiaries, or, to the knowledge of Target and its subsidiaries, any of their respective directors or officers (in their capacities as such). All litigation to which Target is a party (or, to the knowledge of Target, threatened to become a party) is disclosed in the Target Disclosure Schedule.

                                  (continued)

                                                                            Page
                                                                            ----

2.6 Restrictions on Business Activities. There is no agreement, judgment, injunction, order or decree binding upon Target or any of its subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any current business practice of Target or any of its subsidiaries, any acquisition of property by Target or any of its subsidiaries or the conduct of business by Target or any of its subsidiaries as currently conducted by Target or any of its subsidiaries.

2.7 Complete Copies of Materials. Target has delivered or made available true and complete copies of each document which has been requested by Acquiror or its counsel in connection with their legal and accounting review of Target and its subsidiaries.

2.8 Compliance With Laws. Each of Target and its subsidiaries has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business.

2.9 Disclaimer. Except as expressly set forth in this Agreement, Target expressly disclaims any representations or warranties of any kind or nature and except as otherwise set forth herein specifically disclaims any representation or warranty of merchantability, suitability or fitness for any particular purpose with respect to its assets or properties, or any part thereof, or as to the condition or workmanship thereof, or absence of any defects therein, whether latent or patent.

3. Representations and Warranties of the Acquiror. The Acquiror represents and warrants to Target that the statements contained in this Section 3 are true and correct, except as disclosed in a document of even date herewith and delivered by Acquiror to Target on the date hereof referring to the representations and warranties in this Agreement (the "Acquiror Disclosure Schedule"). The Acquiror Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3, and the disclosure in any such numbered and lettered section of the Acquiror Disclosure Schedule shall qualify only the corresponding section in this Section 3 (except to the extent disclosure in any numbered and lettered section of the Acquiror Disclosure
Schedule is specifically cross-referenced in another numbered and lettered section of the Acquiror Disclosure Schedule).

3.1 Organization, Standing and Power. Acquiror is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Acquiror has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Acquiror. Acquiror has delivered a true and correct copy of the Articles of Incorporation and Bylaws or other charter documents, as applicable, of Acquiror, as amended to date, to Target. Acquiror is not in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent organizational documents. Acquiror is the owner of all outstanding shares of capital stock of

                                  (continued)

                                                                            Page
                                                                            ----
each of its subsidiaries listed in the Acquiror Disclosure Schedule and all such shares are duly authorized, validly issued, fully paid and nonassessable.

3.2 Authority. Acquiror has all requisite corporate power and authority to enter into this Agreement and the other Transaction Documents, and to consummate the transactions contemplated thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Acquiror subject only to the approval of the Merger by Acquiror's shareholders as contemplated by Section 7.2. The affirmative vote of the holders of a majority of the shares of Acquiror's Capital Stock outstanding on the record date or the written consent of Shareholders relating to this Agreement is the only vote of the holders of any of Acquiror's Capital Stock necessary under applicable law to approve the Transaction Documents and the transactions contemplated thereby. The Board of Directors of Acquiror has unanimously (i) approved this Agreement and the Merger, (ii) determined that in its opinion the Merger is in the best interests of the shareholders of Acquiror and is on terms that are fair to such shareholders and (iii) recommended that the shareholders of Acquiror approve this Agreement and the Merger. This Agreement has been duly executed and delivered by Acquiror and constitutes the valid and binding obligation of Acquiror enforceable against Acquiror in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. The execution and delivery of this Agreement by Acquiror does not, and execution of the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of any material benefit under (i) any provision of the Certificate of Incorporation or Bylaws of Acquiror or any of its subsidiaries, as amended, or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Acquiror or any of its subsidiaries or any of their properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Acquiror or any of its subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Articles of Merger as provided in
Section 1.2; (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country; (iii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on Acquiror and would not prevent, alter or delay any of the transactions contemplated by this Agreement.

                                  (continued)

                                                                            Page
                                                                            ----

3.3  SEC Documents.
(a) Acquiror has filed all forms, reports and documents required to be filed by it with the SEC since September 1, 2000. All such required forms, reports, and documents, and all exhibits and schedules thereto and documents incorporated by reference therein, (including those filed by Acquiror after the date hereof) are referred to herein as the "Acquiror SEC Reports." As of their respective dates, the Acquiror SEC Reports (i) complied in all material respects with the applicable requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder; and (ii) did not at the time each such Acquiror SEC Report was filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the subsidiaries of Acquiror is required to file any forms, reports, or other documents with the SEC.

(b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Acquiror SEC Reports (including any Acquiror SEC Reports filed by Acquiror after the date hereof until the Closing) (collectively, the "Acquiror Financial Statements"), (i) complied as to form in all material respects with the published rules and regulations of the SEC in effect, at the time of filing, with respect thereto; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act); and (iii) fairly presented the consolidated financial position of Acquiror and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Acquiror and its consolidated subsidiaries for the periods indicated therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount.

(c) Neither Acquiror nor any of its subsidiaries has any Liabilities of a nature required to be disclosed on a balance sheet or in the related notes to consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Acquiror and its subsidiaries taken as a whole, except Liabilities (i) reflected in the Acquiror Balance Sheet; or (ii) incurred since the date of the Acquiror Balance Sheet in the ordinary course of business consistent with past practices.

(d) Acquiror has heretofore furnished to Target a true and complete copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed following the date hereof, to forms, reports and documents which previously had been filed by Acquiror with the SEC pursuant to the Securities Act or the Exchange Act.

3.4 Capitalization. The authorized capital stock of the Acquiror consists of 50,000,000 shares of Common Stock, $0.001 par value per share ("Acquiror Common Stock"), of which 22,284,000 shares were issued

                                  (continued)

                                                                            Page
                                                                            ----
and outstanding, and 5,000,000 shares of Preferred Stock, $0.001 par value per share ("Acquiror Preferred Stock"), of which none were issued and outstanding. All of the issued and outstanding shares of Acquiror Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. There is (i) no subscription, warrant, option, convertible security, or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Acquiror or any of its subsidiaries authorized or outstanding, (ii) no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Acquiror or any of its subsidiaries, and (iii) no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of the capital stock of the Acquiror or any of its subsidiaries or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Acquiror have been offered, issued and sold by the Acquiror in compliance with applicable federal and state securities laws.

3.5 Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Acquiror, threatened against Acquiror or any of its subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Acquiror. There is no judgment, decree, or order against Acquiror or any of its subsidiaries or, to the knowledge of Acquiror, any of their respective directors or officers (in their capacities as such) that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on Acquiror.

3.6 Absence of Certain Changes. Since December 31, 2003 (the "Acquiror Balance Sheet Date"), Acquiror has conducted its business in the ordinary course consistent with past practice and there has not occurred: (i) any change, event or condition (whether or not covered by insurance) that has resulted in, or might reasonably be expected to result in, a Material Adverse Effect to Acquiror; (ii) any sale or transfer of or material loss, or destruction of or damage to, any material asset of Acquiror or any of its subsidiaries; or (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Acquiror or any revaluation by Acquiror of any of its or any of its subsidiaries' assets.

3.7 Absence of Undisclosed Liabilities. Acquiror has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than
(i) those set forth or adequately provided for in its financial statements included in the Acquiror Form 10K as at December 31, 2003 (the "Acquiror Balance Sheet"), (ii) those incurred in the ordinary course of business and not required to be set forth in the Acquiror Balance Sheet under generally accepted accounting principles, (iii) those incurred in the ordinary course of business since the Acquiror Balance Sheet Date and consistent with past practice; and
(iv) those incurred in connection with the execution of this Agreement.

                                  (continued)

                                                                            Page
                                                                            ----

3.8 Compliance With Laws. Each of Acquiror and its subsidiaries has complied with, is not in violation of and has not received any notices of violation with respect to, any federal state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business.

3.9  Taxes.
(a) Acquiror and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to Taxes required to be filed by Acquiror and each of its subsidiaries with any Tax authority, except such Returns which are not material to Acquiror. Acquiror and each of its subsidiaries have paid all Taxes shown to be due on such Returns.

 (b) Neither Acquiror nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Acquiror or any of its subsidiaries, nor has Acquiror or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(c) No audit or other examination of any Return of Acquiror or any of its subsidiaries by any Tax authority is presently in progress, nor has Acquiror or any of its subsidiaries been notified of any request for such an audit or other examination.

(d) Neither Acquiror nor any of its subsidiaries has any Liability for any material unpaid Taxes which has not been accrued for or reserved on Acquiror Balance Sheet in accordance with GAAP, which is material to Acquiror.

(e) There is no contract, agreement, plan or arrangement to which Acquiror or any of its subsidiaries is a party as of the date of this Agreement (including, without limitation, this Agreement), covering any employee or former employee of Acquiror or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which Acquiror or any of its subsidiaries is a party or by which Acquiror or any of its subsidiaries is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

(f) Neither Acquiror nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Acquiror or any of its subsidiaries.

3.10  Agreements, Contracts and Commitments.
Neither Acquiror nor any of its subsidiaries is a party to or is bound by:
(a) any employment or consulting agreement, contract or commitment with any executive officer or member of the Board of Directors of Acquiror, other than those that are terminable by Acquiror or any of its subsidiaries on no more than thirty (30) days' notice without Liability or financial obligation to Acquiror;

                                  (continued)

                                                                            Page
                                                                            ----

(b) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

(c) any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of products or services in the ordinary course of business;

(d) any agreement, contract or commitment containing any covenant limiting in any respect the right of Acquiror or any of its subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

 (e) any agreement, contract or commitment currently in force relating to the disposition or acquisition by Acquiror or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Acquiror has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than its subsidiaries; or

(f) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit.

(g) Neither Acquiror nor any of its subsidiaries, nor to the knowledge of Acquiror any other party to a Acquiror Contract (as defined below), is in breach, violation or default under, and neither Acquiror nor any of its subsidiaries has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Acquiror or any of its subsidiaries is a party or by which Acquiror or any of its subsidiaries is bound that are required to be disclosed in the Acquiror Schedules pursuant to this Agreement (any such agreement, contract or commitment, a "Acquiror Contract") in such a manner as would permit any other party to cancel or terminate any such Acquiror Contract, or would permit any other party to seek material damages or other material remedies (for any or all of such breaches, violations or defaults, or all of them in the aggregate).

3.11 Brokers' and Finders' Fee. No broker, finder, or investment banker is entitled to brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with the Merger, this Agreement or the other Transaction Documents or any transaction contemplated hereby or thereby.


4. Conduct Prior To The Effective Time.
4.1 Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Acquiror agrees (except to the extent expressly contemplated by this Agreement or as consented to in writing by Target, such consent not to be unreasonably withheld or delayed) to carry on its and its subsidiaries' business in the usual

                                  (continued)

                                                                            Page
                                                                            ----
regular and ordinary course in substantially the same manner as heretofore conducted; to pay and to cause its subsidiaries to pay debts and Taxes when due subject to good faith disputes over such debts or Taxes to pay or perform other obligations when due, subject to good faith disputes. Acquiror agrees to promptly notify Target of (i) any event or occurrence not in the ordinary course of its or its subsidiaries' business, and of any event which could reasonably be expected to have a Material Adverse Effect on Acquiror and (ii) any change in its capitalization as set forth in Section 3.4. Without limiting the foregoing, except as expressly contemplated by this Agreement or as listed in Section 4.1 of the Acquiror Disclosure Schedule, Acquiror shall not do, cause, or permit any of the following, or allow, cause, or permit any of its subsidiaries to do, cause or permit any of the following, without the prior written consent of Target, which consent shall not be unreasonably withheld or delayed:

 (a) Charter Documents. Cause or permit any amendments to its Articles of Incorporation or Bylaws;

(b) Dividends; Changes in Capital Stock. Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

(c) Material Contracts. Enter into any contract or commitment, which would constitute a Material Contract or violate, amend, or otherwise modify or waive any of the terms of any of its Material Contracts;

(d) Issuance of Securities. Issue, deliver, sell or authorize, or propose the issuance, delivery, or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities;

(e) Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets, except in the ordinary course of business, consistent with past practice;

(f) Indebtedness. Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

(g) Agreements. Enter into, terminate or amend any agreement which is material to the business or prospects of Acquiror or which is or would be a Material Contract;

(h) Payment of Obligations. Pay, discharge, or satisfy in an amount in excess of $1,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Acquiror Financial Statements;

(i) Capital Expenditures. Make any capital expenditures, capital additions or capital improvements in excess of $1,000;

                                     xviii

                                  (continued)

                                                                            Page
                                                                            ----

(j) Termination or Waiver. Terminate or waive any right of substantial value;

(k) Lawsuits. Commence a lawsuit other than (i) for the routine collection of bills, (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that it consults with Acquiror prior to the filing of such a suit, or (iii) for a breach of this Agreement;

(l) Acquisitions. Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material individually or in the aggregate, to its business, taken as a whole;

(m) Taxes. Make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file or fail to file any material Tax Return or file any amendment to a material Tax Return, enter into any closing agreement, settle or consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of Taxes; or

(n) Other. Take or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (m) above, or any action which would cause a material breach of its representations or warranties contained in this Agreement or prevent it from materially performing or cause it not to materially perform its covenants hereunder.

4.2  No Solicitation.
(a) From and after the date of this Agreement until the Effective Time, Acquiror shall not, directly or indirectly through any officer, director, employee, representative or agent of Acquiror or otherwise take any of the following actions with any other party other than Target and its designees: (i) solicit, initiate, entertain or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, share exchange, business combination, sale of a material portion of Acquiror's assets, shares of capital stock or similar transactions involving Acquiror other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "Acquisition Proposal"), (ii) engage or participate in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to, enter into, accept, approve, recommend, authorize any statement with respect to or solicit in support of any Acquisition Proposal. Acquiror represents and warrants that it has the legal right to terminate any pending discussions or negotiations relating to an Acquisition Proposal without payment of any fee or other penalty.

(b) Acquiror shall notify Target immediately (and no later than 24 hours) after receipt by Acquiror (or its advisors) of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records

                                  (continued)

                                                                            Page
                                                                            ----
of Acquiror by any person or entity that informs Acquiror that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the specific terms and conditions of such proposal, inquiry or contact, as the case may be, and such other information related thereto as Target may reasonably request.

(c) Except as contemplated by this Agreement, disclosure by Acquiror of the terms hereof (other than the prohibition of this Section 4.2), shall be deemed to be a violation of this Section 4.2.

4.3 Notification of Certain Matters. Acquiror and shall give prompt notice to Target, and Target shall give prompt notice to Acquiror, of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of Acquiror contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time and (ii) any failure of the Acquiror to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, such that the conditions set forth in Section 6.2(a) or (b) or Section 6.3(a) or (b) would not be satisfied; provided, however, that the delivery of any notice pursuant to this Section 4.3 shall not (a) limit or otherwise affect any remedies available to the party receiving such notice under this Agreement or (b) limit or otherwise effect any remedies or defenses available to the party giving such notice under this Agreement.

5. Additional Agreements. 5.1 Preparation of Information Statement.
(a) As soon as practicable after the execution of this Agreement, each of Acquiror and Target shall prepare a solicitation statement for the solicitation of approval of the shareholders of each of Target and Acquiror describing this Agreement and the transactions contemplated hereby (the "Information Statement"). Each of Target and Acquiror shall provide such information about each other as Acquiror, Target and their counsel shall reasonably request. The information supplied by Target for inclusion in the Information Statement to be sent to the shareholders of Target, and in any other document filed by Acquiror with the Securities and Exchange Commission, shall not, on the date the Information Statement is first mailed to Target's shareholders or at the Effective Time, contain any statement that, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication that has become false or misleading. Notwithstanding the foregoing, Target makes no representation, warranty or covenant with respect to any information supplied by Acquiror that is contained in any of the foregoing documents. The information supplied by Acquiror for inclusion in the Information Statement shall not, on the date the Information Statement is first mailed to Target's shareholders or at the Effective Time, contain any statement that, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in

                                  (continued)

                                                                            Page
                                                                            ----
any earlier communication that has become false or misleading. Notwithstanding the foregoing, Acquiror makes no representation, warranty or covenant with respect to any information supplied by Target that is contained in any of the foregoing documents.

(b) The Information Statement shall constitute a disclosure document for the offer and issuance of shares of Acquiror Common Stock to be received by the holders of Target Capital Stock in the Merger. Acquiror and Target shall each use reasonable commercial efforts to cause the Information Statement to comply with applicable federal and state securities laws requirements. Each of Acquiror and Target agrees to provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Information Statement or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other's counsel and auditors in the preparation of the Information Statement. Target will promptly advise Acquiror, and Acquiror will promptly advise Target, in writing if at any time prior to the Effective Time either Target or Acquiror shall obtain knowledge of any facts that might make it necessary or appropriate to amend or supplement the Information Statement in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable law. The Information Statement shall contain the recommendation of the Board of Directors of Target that the Target shareholders approve the Merger and this Agreement and the conclusion of the Board of Directors that the terms and conditions of the Merger are fair and reasonable to the shareholders of Target. Anything to the contrary contained herein notwithstanding, Target shall not include in the Information Statement any information with respect to Acquiror or its affiliates or associates, the form and content of which information shall not have been approved by Acquiror prior to such inclusion.

5.2 Shareholder Approval. Each of the parties shall promptly take all action necessary in accordance with Nevada Law and Delaware Law and its Articles or Certificate of Incorporation and Bylaws to obtain the written consent of its shareholders approving the Merger as soon as practicable. Subject to Section 6.1, each of the parties shall use its efforts to solicit from its respective shareholders written consents in favor of the Merger and shall take all other action necessary or advisable to secure the vote or consent of shareholders required to effect the Merger.

5.3 Sale of Shares Pursuant to Regulation D. The parties hereto acknowledge and agree that the shares of Acquiror Common Stock issuable to the Target shareholders pursuant to Section 1.6 hereof shall constitute "restricted securities" within the Securities Act. The certificates of Acquiror Common Stock shall bear the legends set forth in Section 2.6(i). Target will use its best efforts to cause each Target shareholder to execute and deliver to Acquiror an Investor Status Questionnaire or similar document indicating each shareholder's accredited or non-accredited status.

                                  (continued)

                                                                            Page
                                                                            ----

5.4  Access to Information.
(a) Acquiror shall afford Target and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (i) all of Acquiror's and its subsidiaries' properties, personnel books, contracts, commitments and records, and (ii) all other information concerning the business, properties and personnel of Acquiror and its subsidiaries as Target may reasonably request.

(b) Subject to compliance with applicable law, from the date hereof until the Effective Time, Acquiror shall confer on a regular and frequent basis with one or more representatives of Target to report operational matters of materiality and the general status of ongoing operations.

(c) Acquiror shall make its key personnel available to Target to answer questions regarding Acquiror and shall provide Target with reasonably requested information and such other information as is available pursuant to the Acquiror SEC Filings and any amendments or supplements thereto.

(d) No information or knowledge obtained in any investigation pursuant to this
Section 5.4 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

5.5 Public Disclosure. Unless otherwise permitted by this Agreement, Acquiror and Target shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld or delayed), except as may be required by law.

5.6  Regulatory Approval: Further Assurances.
(a) Each party shall use all reasonable efforts to file, as promptly as practicable after the date of this Agreement, all notices, reports and other documents required to be filed by such party with any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement, and to submit promptly any additional information requested by any such Governmental Entity. Each of Target and Acquiror shall (i) give the other party prompt notice of the commencement of any legal proceeding by or before any Governmental Entity with respect to the Merger or any of the other transactions contemplated by this Agreement, and (ii) keep the other party informed as to the status of any such legal proceeding.

(b) Acquiror and Target shall use all commercially reasonable efforts to take, or cause to be taken, all actions necessary to effectuate the Merger and make effective the other transactions contemplated by this Agreement.

5.7 Legal Requirements. Each of Acquiror and Target will take commercially reasonable actions necessary to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to any party

                                  (continued)

                                                                            Page
                                                                            ----
hereto necessary in connection with any such requirements imposed upon such other party in connection with the consummation of the transactions contemplated by this Agreement and will take all reasonable actions necessary to obtain (and will cooperate with the other parties hereto in obtaining) any consent, approval, order or authorization of or any registration, declaration or filing with, any Governmental Entity or other person, required to be obtained or made in connection with the taking of any action contemplated by this Agreement.

5.8 Blue Sky Laws. Acquiror shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of the Acquiror Common Stock and the assumption of the Target Options (and the issuance of Acquiror Common Stock upon exercise thereof) in connection with the Merger. Target shall use its commercially reasonable efforts to assist Acquiror as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Acquiror Common Stock in connection with the Merger.

5.9 Reorganization. Each party hereto shall treat the Merger contemplated hereby for income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. From and after the date hereof, no party to this Agreement shall take any action, or fail to take any action that would, in the reasonable determination of such party, jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

5.10 Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement, the negotiations thereof and the transactions contemplated hereby (including all fees and expenses of accountants, attorneys, finders, brokers or financial advisors and all other expenses incurred) shall be expenses of the party incurring such expense. In the event the Merger is consummated, all such fees and expenses of Target shall be deemed to be expenses of Acquiror and shall be assumed in the Merger.

5.11 Officer/Director Indemnity. From and after the Effective Time, Acquiror and the Surviving Corporation shall, to the fullest extent permitted under applicable law or under the Target's Articles of Incorporation or By-Laws as in effect as of the date hereof as provided to Acquiror, indemnify and hold harmless each present and former director or officer of the Target or any of its subsidiaries (together with their respective successors, assigns, heirs, executors, administrators and representatives, collectively, the "Indemnified Parties") against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages and liabilities incurred in connection with, and amounts paid in settlement of, any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative and wherever asserted, brought or filed, arising out of or pertaining to any acts or omissions or alleged acts or omissions by them in their capacity as such, in each case for a period of four years after the Effective Time, including, without limitation, the transactions contemplated hereby. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) any counsel retained by the Indemnified Parties for any period after the Effective Time shall be reasonably satisfactory to Acquiror, (ii) after the Effective Time,

                                     xxiii

                                  (continued)

                                                                            Page
                                                                            ----

Acquiror shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received, and (iii) the Surviving Corporation will cooperate in the defense of any such matter; provided, however, that the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed) and provided further that it shall not be unreasonable to withhold consent to any settlement which requires any action by the Surviving Corporation other than the payment of money damages; and provided, further, that, in the event that any claim or claims for indemnification are asserted or made within such four-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict between the positions of any two or more Indemnified Parties. The indemnity agreements of Acquiror and the Surviving Corporation in this Section 5.11 shall extend, on the same terms to, and shall inure to the benefit of and shall be enforceable by, each person or entity who controls, or in the past controlled, any present or former director or officer of Target or any of its subsidiaries.

6. Conditions to the Merger.
6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by agreement of all the parties hereto:

(a) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be and remain in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending, which would have a Material Adverse Effect on either Acquiror or on Acquiror combined with the Surviving Corporation after the Effective Time, nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

(b) Governmental Approval. Acquiror and Target, and their respective subsidiaries and other shareholders of Target, as applicable, shall have timely obtained from each Governmental Entity all approvals, waivers and consents, if any, necessary for consummation of or in connection with the Merger and the several transactions contemplated hereby, including such approvals, waivers and consents as may be required under the Securities Act, under state Blue Sky laws, other than filings and approvals relating to the Merger or affecting Acquiror's ownership of Target or any of its properties if failure to obtain such approval, waiver or consent would not have a Material Adverse Effect on Acquiror after the Effective Time.

                                  (continued)

                                                                            Page
                                                                            ----

(c) Securities Laws. The issuance of the Merger Consideration by Acquiror in accordance with this Agreement will be exempt from registration with the Securities and Exchange Commission and no other filings, approvals, registrations, or qualifications shall be required under applicable federal or state securities laws for the consummation of the Merger in accordance with this Agreement.

(d) Shareholder Approval. This Agreement, the Merger and the transactions contemplated herein shall be approved and adopted by the shareholders of both Acquiror and Target by the requisite vote under applicable law and Acquiror's Articles of Incorporation and Target's Certificate of Incorporation.

(e) Conversion of Preferred. The holders of Target Preferred Stock shall have approved the conversion of their shares into shares of Target Common Stock by the requisite vote under applicable law and Target's Certificate of Incorporation.

6.2 Additional Conditions to the Obligations of Target. The obligations of Target to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by
Target:

 (a) Representations, Warranties and Covenants. The representations and warranties of Acquiror in this Agreement (i) shall be true and correct in all material respects except that representations and warranties qualified by materiality shall be true and correct to the extent of such qualification on and as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing as though such representations and warranties were made on and as of such time except to the extent that any such failure to be true and correct (without regard to any qualification as to materiality contained in such representation or warranty) would not be reasonably likely to have a Material Adverse Effect on Target nor materially and adversely affect the consummation of the Merger (except, in any case, for such representations and warranties that speak specifically as of the date hereof or as of another date, which shall be true and correct as of such date).

(b) Performance of Obligations. Acquiror shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing.

(c) Certificate of Officers. Target shall have received a certificate executed on behalf of Acquiror by the chief executive officer of Acquiror certifying that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied.

(d) Third Party Consents. All consents or approvals listed in Schedule 6.2(d), if any, shall have been obtained and shall be in full force and effect.

(e) No Governmental Litigation. There shall not be pending or threatened any legal proceeding in which a Governmental Entity is or is threatened to become a party or is otherwise involved, and no party hereto shall have received any communication from any Governmental Entity in which such Governmental Entity indicates the probability of

                                  (continued)

                                                                            Page
                                                                            ----
commencing any legal proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger; (b) relating to the Merger and seeking to obtain from Acquiror or any of its subsidiaries or Target, any damages or other relief that would be material to Acquiror or Target; (c) seeking to prohibit or limit in any material respect Target's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of Acquiror; or (d) which would materially and adversely affect the right of Acquiror or Target to own the assets or operate the business of Target.

(f) No Other Litigation. There shall not be pending any legal proceeding: (a) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement; (b) relating to the Merger and seeking to obtain from Acquiror or any of its subsidiaries or Target any damages or other relief that would be material to Acquiror or Target;
(c) seeking to prohibit or limit in any material respect Target's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of Acquiror; or (d) which would affect adversely the right of Target or Acquiror to own the assets or operate the business of Target.

(g) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect on Acquiror.

(h) Officers and Director Resignations. All persons serving as directors or officers of Acquiror shall have resigned such positions effective as of the Closing Date.

(i) Shareholder Approval. This Agreement, the Merger and the transactions contemplated herein shall be approved and adopted by the shareholders of Acquiror by the requisite vote under applicable law and Acquiror's Articles of Incorporation.

(j) Dissenters' Rights. Not more than ten percent (10 percent) of the shares of Target Common Stock (including shares of Target Preferred Stock on an as-converted basis) outstanding immediately prior to the Effective Time shall be eligible as Dissenting Shares.

(k) Due Diligence Review. Target, at the sole discretion of its Board of Directors, shall have determined that it is satisfied with its due diligence review of the Acquiror, including, but not limited to, the Acquiror's SEC Filings, the Acquiror's Tax filings, the Acquiror's Financial Statements, and the curative actions of the Acquiror and related parties in connection with the Merger and the transactions contemplated hereunder.

6.3 Additional Conditions to Obligations of Acquiror. The obligations of Acquiror and to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by Acquiror:

(a) Representations, Warranties and Covenants. The representations and warranties of Target in this Agreement (i) shall be true and correct in all material respects except that representations and warranties qualified by materiality shall be true and correct to the

                                  (continued)

                                                                            Page
                                                                            ----
extent of such qualification on and as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing as though such representations and warranties were made on and as of such time except to the extent that any such failure to be true and correct (without regard to any qualification as to materiality contained in such representation or warranty) would not be reasonably likely to have a Material Adverse Effect on Acquiror (except, in any case, for such representations and warranties that speak specifically as of the date hereof or as of another date, which shall be true and correct as of such date).

(b) Performance of Obligations. Target shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by them as of the Closing.

(c) Certificate of Officers. Acquiror shall have received a certificate executed on behalf of Target by an officer of Target certifying that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied.

(d) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect on the Target prior to the Closing Date.

(e) No Governmental Litigation. There shall not be pending or threatened any legal proceeding in which a Governmental Entity is or is threatened to become a party or is otherwise involved, and no party hereto shall have received any communication from any Governmental Entity in which such Governmental Entity indicates the probability of commencing any legal proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger or (b) relating to the Merger and seeking to obtain from Acquiror, any damages or other relief that would be material to them.

(f) Shareholder Approval. This Agreement, the Merger and the transactions contemplated herein shall be approved and adopted by the shareholders of Target by the requisite vote under applicable law and Target's Certificate of Incorporation.

7. Termination, Amendment and Waiver.
7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time (with respect to Section 8.1(b) through Section 8.1(d), by written notice by the terminating party to the other party):

(a) by the mutual written consent of Acquiror and Target;

(b) by either Acquiror or Target if the Merger shall not have been consummated by June 30, 2004, provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date;

(c) by either Acquiror or Target if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise

                                     xxvii

                                  (continued)

                                                                            Page
                                                                            ----
prohibiting the Merger, except, if the party relying on such order, decree or ruling or other action has not complied with its obligations under this Agreement;

(d) by Acquiror or Target, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach (i) causes the conditions set forth in Section 6.1 or
6.3 (in the case of termination by Acquiror) or Section 6.1 or 6.2 (in the case of termination by Target) not to be satisfied and (ii) shall not have been cured within ten (10) business days following receipt by the breaching party of written notice of such breach from the other party;

(e) by Target, if its Board of Directors determines in its sole discretion that it is not satisfied with its due diligence review of the Acquiror, including, but not limited to, the Acquiror's SEC Filings, the Acquiror's Tax filings, the Acquiror's Financial Statements, and the curative actions of the Acquiror and related parties in connection with the Merger and the transactions contemplated hereunder.

7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, there shall be no liability or obligation on the part of Acquiror, Target, or their respective officers, directors, or shareholders, except to the extent that such termination results from the willful breach by a party of any of its representations, warranties or covenants set forth in this Agreement; provided that the provisions of Sections 5.9 (Expenses) and 6.1 (Termination) shall remain in full force and effect and survive any termination of this Agreement.

7.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto (by a duly authorized officer thereof, in the case of a corporate party).

7.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors (in the case of Target or Acquiror), may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and
(iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party (by a duly authorized officer, thereof in the case of a corporate party).

8. Indemnification.
(a) Survival of Warranties. All representations, warranties and covenants made by Target and Acquiror herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing and continue in full force and effect until the first anniversary of the Closing. Notwithstanding the preceding sentence, any claim for indemnity for breach of a representation or warranty in respect of which indemnity may be sought under this Agreement shall

                                     xxviii

                                  (continued)

                                                                            Page
                                                                            ----
survive the time at which such representation or warranty otherwise would terminate pursuant to the preceding sentence, if notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

(b) From and after the Closing Date, subject to the limitations set forth in this Section 8, the Acquiror will indemnify, defend, and hold harmless the Surviving Corporation and its respective officers, directors, agents, attorneys and employees, and each person, if any, who controls or may control the Surviving Corporation within the meaning of the Securities Act (the "Indemnified Persons") from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, attorneys' fees and expenses of investigation and defense (net of any directly related insurance payments or recoveries received or to be received from third party insurers) (collectively, "Damages") arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by the Acquiror in this Agreement, the Acquiror Disclosure Schedules, or any exhibit or schedule to this Agreement (collectively, "Acquiror Breaches").

(c) From and after the Closing Date, subject to the terms, conditions and limitations contained in this Section 8, Target shall indemnify, defend and hold harmless Acquiror and its respective officers, directors, agents, attorneys and employees, and each person, if any, who controls or may control Acquiror within the meaning of the Securities Act from and against all Damages arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by Target in this Agreement, the Target Disclosure Schedules or any exhibit or schedule to this Agreement (collectively, "Target Breaches").

(d) In no event shall the shareholders of Target be liable to Acquiror or the other indemnitees described in Section 8.2(b), or Acquiror be liable to Target or the other indemnitees described in Section 8.2(c), for any consequential, exemplary, punitive, or speculative damages, except to the extent any such otherwise excluded damages are a component of Damages which arise out of a third party claim for which such indemnified party becomes liable and for which third party claim they are entitled to indemnification pursuant to this Section 8.

9. General Provisions.
9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered if delivered personally (upon receipt), or three (3) business days after being mailed by registered or certified mail, postage prepaid (return receipt requested), or one (1) business day after it is sent by commercial overnight courier service, or upon transmission, if sent via facsimile (with confirmation of receipt) to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                                  (continued)

                                                                            Page
                                                                            ----

(a) if to Acquiror, to:

          Intraop Medical Corporation, formerly known as
          Digitalpreviews.com, Inc.
          7408 Comstock Circle
          Salt Lake City, UT  84121
          Attention: Mr. David Shamy
          Fax:  (801) 943-9374
          Tel:  (801) 943-2345

(b) if to Target, to:

          Intraop Medical, Inc.
          3170 De La Cruz Blvd., Suite 108
          Santa Clara, CA  95054
          Attention: Dr. Don Goer
          Fax:  (408) 986-6020
          Tel:  (408) 986-0222

with a copy to

          Gray Cary Ware & Freidenrich
          400 Capitol Mall, Suite 2400
          Sacramento, CA  95814
          Attn:  Kevin A. Coyle
          Fax:  (916) 930-3201
          Tel:  (916) 930-3200

9.2 Definitions. In this Agreement any reference to a party's "knowledge" means such party's actual knowledge after reasonable inquiry of officers, directors and other employees of such party reasonably believed to have knowledge of such matters. In this Agreement any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect related to the financial condition, properties, assets (including intangible assets), liabilities, business, operations or results of operations of such entity or group of entities. In this Agreement any reference to a "Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that is materially adverse to the financial condition, properties, assets, liabilities, business, operations, results of operations or prospects of such entity and its subsidiaries, taken as a whole, other than changes directly caused by (i) conditions affecting national, regional or world economies, or
(ii) conditions affecting the industries of Target or Acquiror, as applicable, as a whole.

9.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.4 Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits, the Target Disclosure Schedule and the Acquiror Disclosure Schedule (a) constitute the entire agreement among the

                                  (continued)

                                                                            Page
                                                                            ----
parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof except for the Confidentiality Agreement, which shall continue in full force and effect, and shall survive any termination of this Agreement or the Closing, in accordance with its terms; (b) are not intended to confer upon any other person any rights or remedies hereunder, and shall not be assigned by operation of law or otherwise without the written consent of the other party.

9.5 Severability. In the event that any provision of this Agreement, or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.6 Remedies Exclusive. From and after the Closing Date, the remedies provided in this Agreement shall be the exclusive remedy with respect to the Agreement and transactions contemplated thereby except with respect to fraud or criminal activity.

9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of California applicable to parties residing in California, without regard to applicable principles of conflicts of law, except to the extent that matters are governed by Nevada Law or Delaware Law as herein provided. Subject to Section 9.8, each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within Santa Clara or San Mateo County, California, in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.

9.8  Dispute Resolution.
(a) Subsequent to closing of the Merger all disputes arising out of or relating to this Agreement, including without limitation, controversies or claims arising out of the provisions of Section 9, but not in any case, claims of fraud, shall be settled by binding arbitration as provided in this Section 9.8. In the event of such dispute, any party may send another party written notice identifying the matter in dispute. Within thirty (30) days after such written notice is given, one or more principals of each party involved in the dispute shall meet at a mutually agreeable location for the purpose of determining whether they can resolve the dispute themselves.

(b) If such parties fail to resolve the dispute by written agreement within said thirty (30) day period, any such party may thereafter commence arbitration with respect to such dispute.

                                  (continued)

                                                                            Page
                                                                            ----

(c) The Arbitration shall be conducted by one arbitrator. Acquiror and Target shall agree on the arbitrator, provided that if they cannot agree on such arbitrator, any of them can request that Judicial Arbitration and Mediation Services ("JAMS") select the arbitrator. The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrator, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys' fees and costs, to the same extent as a court of competent law or equity, should the arbitrator determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of the arbitrator shall be in writing, shall be in accordance with applicable law and with this Agreement, and shall be supported by written findings of fact and conclusion of law which shall set forth the basis for the decision of the arbitrator. The decision of the arbitrator, including any decision as to the validity and amount of any claim in an Officer's Certificate or Agent Certificate, shall be binding and conclusive upon the parties to this Agreement.

(d) Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. Any such arbitration shall be held in Santa Clara County, California under the commercial rules in effect of the American Arbitration Association. For purposes of this Section 9.8(b), any arbitration hereunder in which any claim or the amount thereof stated in the Officer's Certificate, as the case may be, is at issue, the party seeking indemnification shall be deemed to be the non-prevailing party unless the arbitrator awards the party seeking indemnification more than one-half (1/2) of the amount in dispute, plus any amounts not in dispute; otherwise, the person against whom indemnification is sought shall be deemed to be the non-prevailing party. The non-prevailing party to an arbitration shall pay its own expenses, the fees of the arbitrator, any administrative fee of JAMS, and the expenses, including attorneys' fees and costs, reasonably incurred by the other party to the arbitration.

9.9 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

9.10 Absence of Third Party Beneficiary Rights. No provisions of this Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, partner of any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be solely between the parties to this Agreement.

                                     xxxii

                                  (continued)

                                                                            Page
                                                                            ----

9.11 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.


IN WITNESS WHEREOF, Target and Acquiror, have caused this Agreement to be executed and delivered by each of them or their respective officers thereunto duly authorized, all as of the date first written above.


INTRAOP MEDICAL CORPORATION,
formerly known as
DIGITALPREVIEWS.COM, INC.




/s/David Shamy
-----------------------------
By: /s/  David Shamy
Name:   David Shamy
Title:  President




INTRAOP MEDICAL, INC.




/s/Donald Goer
-----------------------------
By: /s/  Donald Goer
Name:   Donald Goer
Title:  President



                                     xxxiii

                                  (continued)

                                                                            Page
                                                                            ----

                                    EXHIBIT A


                               ARTICLES OF MERGER
                                       of
                              INTRAOP MEDICAL, INC.
                             (a Nevada corporation)
                                      into
                           INTRAOP MEDICAL CORPORATION
                            (a Delaware corporation)

Pursuant to Section 92A.200 of the Nevada Revised Statutes and Section 251(c) of the General Corporation Law of the State of Delaware, the undersigned parties to an Agreement and Plan of Merger (the "Merger Agreement") dated February 10, 2004 between Intraop Medical Corporation, a Nevada corporation ("Intraop Nevada"), and Intraop Medical, Inc., a Delaware corporation ("Intraop Delaware"), certify as follows:


1. That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

     Name                       State of Incorporation
Intraop Medical Corporation           Nevada

Intraop Medical, Inc.                 Delaware


2. The Merger Agreement providing for the merger of Intraop Delaware with and into Intraop Nevada (the "Merger") has been approved, adopted, certified, executed and acknowledged by the required consents of the shareholders of both Intraop Delaware and Intraop Nevada in accordance with Section 251(c) of the Delaware General Corporation Law and Sections 78.320 and 92A.200 of the Nevada Revised Statutes.


3. The surviving corporation shall be Intraop Nevada (the "Surviving Corporation"), and its name shall be Intraop Medical Corporation.


4. Pursuant to the Merger Agreement, the Articles of Incorporation of the Surviving Corporation, shall be amended and restated in their entirety as attached hereto as Exhibit A.


5. The complete executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation. The address of said principal place of business is:

          Intraop Medical Corporation
          3170 De La Cruz Blvd., Suite 108
          Santa Clara, CA  95054
          Attention: Dr. Don Goer
          Tel:  (408) 986-0222



                                     xxxiv

                                  (continued)

                                                                            Page
                                                                            ----

6. Copies of process may be sent by the Secretary of State to the address set forth above.


7. A copy of the Agreement and Plan of Merger shall be furnished by Intraop Nevada upon request and without charge to any stockholder of any constituent corporation.


8. These Articles of Merger shall be effective immediately prior to the close of business on March , 2004.


              (Remainder of page intentionally left blank.)

                                  (continued)

                                                                            Page
                                                                            ----

         IN WITNESS WHEREOF, the undersigned has caused this Articles of Merger to be executed by its duly authorized officer this day of , 2004.


INTRAOP MEDICAL CORPORATION,
formerly known as
DIGITALPREVIEWS.COM, INC.





By:-------------------------------
Name:
Title:  President and Secretary




INTRAOP MEDICAL, INC.





By:-------------------------------
Name:
Title:  President





By:-------------------------------
Name:
Title:  Secretary





                                     xxxvi

                                  (continued)

                                                                            Page
                                                                            ----

                                    EXHIBIT B

                       EXHIBIT A to CERTIFICATE OF MERGER



                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                           INTRAOP MEDICAL CORPORATION


                                    ARTICLE I

The name of the corporation is:  Intraop Medical Corporation.

                                   ARTICLE II

The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the Nevada Revised Statutes other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the Nevada Revised Statutes.

                                   ARTICLE III

         The name and complete business address in the State of Nevada of the corporation's initial agent for service of process are: Paracorp Incorporated, 318 N. Carson St. #208, Carson City, NV 89701.

                                   ARTICLE IV

The corporation is authorized to issue only one class of shares which shall be designated "Common Stock," $0.001 par value per share. The total number of shares which the corporation is authorized to issue is one hundred million (100,000,000).

                                    ARTICLE V

(a) The liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under Nevada law.

(b) The corporation is authorized to provide indemnification of officers, directors, employees or agents, through bylaw provisions, agreements with officers, directors, employees or agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by
Section 78.7502 of the Nevada Revised Statutes, subject to the applicable limits set forth in Sections 78.7502 and 78.751 of the Nevada Revised Statutes with respect to actions for breach of duty to the corporation and its shareholders.

(c) Any amendment, repeal or modification of any provision of this Article V shall not adversely affect any right or protection of an agent of this corporation existing at the time of such amendment, repeal or modification.

                                     xxxvii

                                  (continued)

                                                                            Page
                                                                            ----

                               ARTICLE VI

The corporation shall have at least one (1) director. The first Board of Directors shall consist of the following five members:

          Donald A. Goer, Ph.D.
          3170 De La Cruz Blvd., Suite 108
          Santa Clara, California 95054

          John P. Matheu
          3170 De La Cruz Blvd., Suite 108
          Santa Clara, California 95054

          Mary Louise Meurk
          3170 De La Cruz Blvd., Suite 108
          Santa Clara, California 95054

          Theodore L. Phillips, M.D.
          3170 De La Cruz Blvd., Suite 108
          Santa Clara, California 95054

             Michael Friebe
             3170 De La Cruz Blvd., Suite 108
          Santa Clara, California 95054

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation on , 2004.





                                       ------------------------------
                                       (Name), (Title)



                                    xxxviii

                                  (continued)

                                                                            Page
                                                                            ----

                                    EXHIBIT C

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                           INTRAOP MEDICAL CORPORATION
                              a Nevada corporation


                                     xxxix

                                  (continued)

                                                                            Page
                                                                            ----

Article 1  OFFICES                                                  1
     1.1  Principal Office                                          1
     1.2  Other Offices                                             1
     1.3  Registered Agent                                          1

Article 2  STOCKHOLDERS                                             1
     2.1  Place of Meetings                                         1
     2.2  Annual Meetings                                           1
     2.3  Special Meetings                                          2
     2.4  Notice of Meetings                                        2
     2.5  Quorum                                                    2
     2.6  Voting                                                    2
     2.7  Action Without Meeting                                    3
     2.8  Record Date                                               3

Article 3  DIRECTORS                                                3
     3.1  Powers                                                    4
     3.2  Number                                                    4
     3.3  Vacancies                                                 4
     3.4  Removal                                                   4
     3.5  Place of Meetings                                         4
     3.6  Regular Meetings                                          4
     3.7  Special Meetings; Notice                                  5
     3.8  Waiver of Notice                                          5
     3.9  Participation by Telephone                                5
    3.10  Quorum and Action at Meeting                              5
    3.11  Action Without Meeting                                    5
    3.12  Committees                                                5
    3.13  Compensation and Expenses of Directors                    6

Article 4  OFFICERS                                                 6
     4.1  Officers                                                  6
     4.2  Removal and Vacancies                                     6
     4.3  President                                                 6
     4.4  Executive Vice President                                  7
     4.5  Vice Presidents                                           7
     4.6  Secretary                                                 7
     4.7  Treasurer                                                 7

Article 5  MISCELLANEOUS                                            8
     5.1  Notices                                                   8
     5.2  Certificates for Shares                                   8
     5.3  Lost, Stolen or Destroyed Certificates                    9
     5.4  Records and Inspection Rights                             9
     5.5  Annual Statement of General Information                   9
     5.6  Dividends                                                 9
     5.7  Checks, Drafts, Evidences of Indebtedness                10
     5.8  Corporate Seal                                           10
     5.9  Indemnification of Corporate Agents                      10
    5.10  Fiscal Year                                              10

Article 6  AMENDMENTS                                              10
     6.1  Amendments                                               10

                                       xl

                                  (continued)

                                                                            Page
                                                                            ----

                           AMENDED AND RESTATED BYLAWS
                                       OF
                          INTRAOP MEDICAL CORPORATION,
                              a Nevada corporation


                                    ARTICLE 1

                                     OFFICES

1.1 Principal Office. The principal office for the transaction of the business of the corporation is hereby fixed and located at 3170 De La Cruz Blvd., Suite 108, Santa Clara, California 95054.

1.2 Other Offices. The corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.

1.3 Registered Agent. The initial agent of the corporation shall be Paracorp Incorporated, 318 N. Carson St. # 208, Carson City, NV 89701. The corporation may change its registered agent or registered office in the State of Nevada, subject to the notification and filing requirements of the Nevada Revised Statutes.


                                    ARTICLE 2

                                  STOCKHOLDERS

2.1 Place of Meetings. Annual and special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

2.2 Annual Meetings. The annual meeting of stockholders shall be held on such date and time as the board of directors may determine; provided, however, that if this day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding business day. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.4 Notice of Meetings. Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be delivered personally to or shall xli

                                  (continued)

                                                                            Page
                                                                            ----
be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting. If mailed, such notice shall be directed to a stockholder at his or her address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date on which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

2.5  Quorum.
(a) The holders of a majority of the stock issued and outstanding and entitled to vote at a meeting of the stockholders, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

(b) When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before the meeting, unless the question is one on which, by express provision of the statutes or of the articles of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

2.6  Voting.
(a) Procedures. Except as hereinafter provided, every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his or her name on the books of the corporation. There shall be no cumulative voting with respect to election of directors.

(b) Proxies. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one is present, then that one, shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution. Subject to the above, any proxy duly executed xlii

                                  (continued)

                                                                            Page
                                                                            ----
is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

2.7 Action Without Meeting. Any action that may be taken by the vote of the stockholders at a meeting, may be taken without a meeting and without prior notice, if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action, in which case such greater proportion of written consents shall be required.

2.8  Record Date.
(a) The directors may prescribe a period not exceeding sixty days before any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty days or less than ten days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

(b) The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.


                                    ARTICLE 3

                                    DIRECTORS

3.1 Powers. The business of the corporation shall be managed by its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

3.2 Number, Qualifications and Term of Office of Directors. The number of directors which shall constitute the whole board shall be at least one, with the specific number to be determined from time to time by resolution of the board of directors. Each director elected shall hold office until his or her successor is elected and qualified. Directors need not be stockholders.

3.3 Vacancies. Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. When one or more directors shall give notice of his, her or their resignation to the board, effective at a future date, the board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

                                     xliii

                                  (continued)

                                                                            Page
                                                                            ----

3.4 Removal. Any or all of the directors may be removed from office with or without cause by an affirmative vote of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

3.5  Place of Meetings.
(a) The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

(b) The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

3.6 Regular Meetings. Immediately after each annual meeting of stockholders, the board of directors shall hold without call or notice other than this bylaw a regular meeting for the purposes of organization, election of officers and the transaction of other business. Other regular meetings of the board of directors shall be held without notice at such time and place as shall be determined from time to time by the board of directors.

3.7 Special Meetings; Notice. Special meetings of the board of directors may be called at any time by the president, vice president or the secretary or any two directors. Notice of the time and place of all special meetings shall be given to each director by any of the following means:
(a) by personal delivery, telephone, telegraph, facsimile, electronic mail or other electronic means at least 48 hours prior to the time of the meeting; or
(b) by depositing the notice in the United States mail, at least four days prior to the time of the meeting.

3.8 Waiver of Notice. The transactions of any meeting of the board of directors, however called and noticed and wherever held, are as valid as though performed at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice or a consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed waived by a director who attends the meeting without protesting the lack of notice before or at its commencement.

                                      xliv

                                  (continued)

                                                                            Page
                                                                            ----

3.9 Participation by Telephone. Members of the board of directors may participate in a meeting through use of conference telephone or similar communications equipment, as long as all members participating in the meeting can communicate with one another. Participation in a meeting pursuant hereto constitutes presence in person at the meeting.

3.10 Quorum and Action at Meeting. A majority of the board of directors then in office, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, by the articles of incorporation or by these bylaws.

3.11 Action Without Meeting. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

3.12 Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation and may have power to authorize the seal of the corporation to be affixed to all papers which may require it or on which the corporation desires to place a seal. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

3.13 Compensation and Expenses of Directors. Directors shall not receive a salary for their services, but may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                                    ARTICLE 4

                                    OFFICERS

4.1  Officers.
(a) The officers of the corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The board of directors may appoint a chairman of the board, one or more vice presidents, and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board. One person may hold two or more offices.

(b) The salaries or compensation of all officers and agents of the corporation shall be fixed by the board of directors.

                                      xlv

                                  (continued)

                                                                            Page
                                                                            ----

4.2 Removal and Vacancies. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

4.3 President. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect. The president shall also execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

4.4 Executive Vice President. The executive vice president shall direct the day-to-day activities of the corporation in accordance with policies and objectives established by the president and the board of directors. In the absence or disability of the president he or she shall perform the duties and exercise the power of the president and shall perform such other duties as the board of directors or president may from time to time prescribe.

4.5 Vice Presidents. The vice presidents shall, in the absence or disability of the president and the executive vice president, perform the duties and exercise the powers of the president and/or executive vice president and shall perform such other duties as the board of directors may from time to time prescribe.

4.6 Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he or she shall be. The Secretary shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his or her signature or by the signature of the treasurer or an assistant secretary.

4.7 Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The treasurer shall also disburse the funds of the corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the xlvi

                                  (continued)

                                                                            Page
                                                                            ----
board, or when the board of directors so requires, an account of all his or her transactions as treasurer and of the financial condition of the corporation. If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his or her office and for the restoration to the corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the corporation.

                                    ARTICLE 5

                                  MISCELLANEOUS

5.1  Notices.
(a) Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by facsimile telecommunication or electronic mail.

(b) Whenever all parties entitled to vote at any meeting, whether directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted that is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time. If any meeting is irregular for want of notice or of consent as provided in the previous sentence, then, provided a quorum was present at such meeting, the proceedings of that meeting may be ratified and approved and rendered valid, and the irregularity or defect therein waived, by a writing signed by all parties having the right to vote at such meetings. Any consent or approval of stockholders may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

(c) Whenever any notice whatever is required to be given under the provisions of the statutes, of the articles of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

5.2  Certificates for Shares.
(a) Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such stockholder in the corporation. If the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary xlvii

                                  (continued)

                                                                            Page
                                                                            ----
statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarize the rights of the holders of such stock.

(b) Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the corporation, the transfer agent or the transfer clerk or the registrar of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. If the corporation uses facsimile signatures of the officers and agents on its stock certificate, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in these dual capacities countersigns or otherwise authenticates any stock certificates in both capacities. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be the officer or officers of such corporation.

(c) Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

5.3 Lost, Stolen or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

5.4 Records and Inspection Rights. The corporation shall keep such records (including stockholders' lists, accounting books, minutes of meetings and other records) as are required by the Nevada Revised Statutes, and these records shall be open to inspection by the directors and stockholders of the corporation to the extent permitted by the Nevada Revised Statutes.

                                     xlviii

                                  (continued)

                                                                            Page
                                                                            ----

5.5 Annual Statement of General Information. The corporation, during the applicable filing period in each year, shall file with the Nevada Secretary of State, on the prescribed form, a statement setting forth the information required by Section 78.150 of Nevada Revised Statutes.

5.6 Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

5.7 Checks, Drafts, Evidences of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of, or payable to, the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

5.8 Corporate Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

5.9  Indemnification of Corporate Agents.
(a) The corporation shall indemnify each of its agents against expenses, judgments, fines, settlements and other amounts, actually and reasonably incurred by such person by reason of such person's having been made or having been threatened to be made a party to a proceeding to the fullest extent permissible under Nevada law and subject to any limitations (if any) set forth in the articles of incorporation of the corporation, and the corporation shall advance the expenses reasonably expected to be incurred by such agent in defending any such proceeding.

(b) The corporation may purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against, or incurred by, the agent in such capacity or arising out of the agent's status as such, whether or not the corporation would have the power to indemnify the agent against that liability under the Nevada law.

5.10  Fiscal Year.  The fiscal year shall end on September 30.


                                    ARTICLE 6

                                   AMENDMENTS

6.1 Amendments. New bylaws may be adopted or these bylaws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such new adoption, alteration or repeal be contained in the notice of such special meeting.

                                      xlix

                                  (continued)

                                                                            Page
                                                                            ----

                        CERTIFICATE OF SECRETARY

         I, the undersigned, hereby certify that I am the presently elected and acting secretary of Intraop Medical Corporation, a Nevada corporation, and the foregoing bylaws, consisting of 10 pages, excluding this page, are the bylaws of this corporation as adopted by Unanimous Written Consent of the board of
directors on                   , 2004.
            ------------------


Dated as of:                  , 2004
             ----------------


Executed at                   , California
            -----------------





                                  -----------------------------------
                                  Mary Louise Meurk, Secretary


                                       l

                                  (continued)

                                                                            Page
                                                                            ----

                                    EXHIBIT D

                              DISCLOSURE SCHEDULES

None.

                                    AMENDMENT
                                       TO
                      AGREEMENT AND PLAN OF REORGANIZATION
                                  BY AND AMONG
                              INTRAOP MEDICAL, INC.
                                       AND
                           INTRAOP MEDICAL CORPORATION

         This Amendment (the "Amendment") to the Agreement and Plan of Reorganization is made and entered into as of June 29, 2004 by and among Intraop Medical, Inc., a Delaware corporation ("Target") and Intraop Medical Corporation, a Nevada corporation ("Acquiror"). Any capitalized terms not defined herein shall have the same meanings given to them in the Agreement (as defined below).

                                    RECITALS

         Whereas Target and Acquiror have entered into that certain Agreement and Plan of Reorganization as of February 24, 2004 (the "Agreement") with respect to a plan of reorganization, as result of which Target will be merged with and into Acquiror.

         Whereas, pursuant to Section 7.1(b) of the Agreement, the Agreement may be terminated at any time prior to the Effective Time, by written notice by the terminating party to the other party, by either Acquiror or Target if the Merger shall not have been consummated by June 30, 2004.

         Whereas, it has become apparent to the parties that the merger is unlikely to be consummated by June 30, 2004.

         Whereas, Target and Acquiror desire to amend the Agreement as provided herein.

         Now, therefore, in consideration of the mutual promises, covenants, and representations contained herein, the parties hereto agree as follows:

                                    AMENDMENT

1) Section 7.1 is amended by deleting the following from the second and third lines of such Section 7.1: "(with respect to Section 8.1(b) through Section 8.1(d), by written notice by the terminating party to the other party)" and replacing such phrase with the following: "(with respect to Section 7.1(b) through Section 7.1(d), by written notice by the terminating party to the other party)."

2) Section 7.1(b) of the Agreement shall be deleted and entirely replaced with the following:

         (b) by either Acquiror or Target if the Merger shall not have been consummated by July 31, 2004, provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date.

3) This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

4) Except as otherwise modified hereby, the terms of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, Target and Acquiror have caused this Amendment to be executed and delivered by each of them or their respective officers thereunto duly authorized, all as of the date first written above.

INTRAOP MEDICAL CORPORATION                        INTRAOP MEDICAL, INC.
(formerly known as DIGITAL PREVIEWS.COM, INC.

By:  /s/ David Shamy                               By:  /s/ Donald Goer

Name:  David Shamy                                 Name:  Donald Goer

Title:  President                                  Title:  President

                                   APPENDIX B

              NEVADA REVISED STATUTES - SECTIONS 92A.300 - 92A.500

                           RIGHTS OF DISSENTING OWNERS


NRS 92A.300 DEFINITIONS.

         As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED.

         "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

NRS 92A.310 "CORPORATE ACTION" DEFINED.

         "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 "DISSENTER" DEFINED.

         "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive. (Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "FAIR VALUE" DEFINED.

         "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995,
2087)

NRS 92A.325 "STOCKHOLDER" DEFINED.

         "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED.

         "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.335 "SUBJECT CORPORATION" DEFINED.

         "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995,
2087)

NRS 92A.340 COMPUTATION OF INTEREST.

         Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. (Added to NRS by 1995, 2087)

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP.

         A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088)

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY.

         The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)

NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

         1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

          (Added to NRS by 1995, 2088)

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

         1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                  (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

                         (1) If approval by the  stockholders  is required for
the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

                         (2) If the domestic  corporation is a subsidiary and is
merged with its parent pursuant to NRS 92A.180.

                  (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

                  (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

         2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

          (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

         1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                  (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

                  (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                           (1) Cash,  owner's interests or owner's interests and
cash in lieu of fractional owner's interests of:

                                    (I) The surviving or acquiring entity; or

                                    (II)  Any other entity which, at the
effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                           (2) A  combination  of cash and owner's  interests of
the kind described in sub-subparagraphs (I) and
(II) of subparagraph (1) of paragraph (b).

         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

         (Added to NRS by 1995, 2088)

NRS 92A.400  LIMITATIONS ON RIGHT OF DISSENT:  ASSERTION AS TO PORTIONS
ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

         1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

         2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

                  (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                  (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

         (Added to NRS by 1995, 2089)

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

         2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

          (Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                  (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                  (b) Must not vote his shares in favor of the proposed action.

         2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

         (Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

         1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

         2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                  (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

                  (b)  Inform  the   holders  of  shares  not   represented   by
certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                  (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                  (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                  (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

         (Added to NRS by 1995, 2089)

NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

         1. A stockholder to whom a dissenter's notice is sent must:

                  (a) Demand payment;

                  (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                  (c) Deposit his certificates, if any, in accordance with the terms of the notice.

         2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

         (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

         1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

         2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

         (Added to NRS by 1995, 2090)

NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

         1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                  (a) Of the county where the corporation's registered office is located; or

                  (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

         2. The payment must be accompanied by:

                  (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                  (b) A statement of the subject corporation's estimate of the fair value of the shares;

                  (c) An explanation of how the interest was calculated;

                  (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

                  (e) A copy of NRS 92A.300 to 92A.500, inclusive.

         (Added to NRS by 1995, 2090)

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

         1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

         (Added to NRS by 1995, 2091)

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

         1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

         (Added to NRS by 1995, 2091)

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

         1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                  (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                  (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

          (Added to NRS by 1995, 2091)

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

         1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                  (a Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                  (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

         5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

         (Added to NRS by 1995, 2092)

                                   APPENDIX C

             10-QSB/A REPORT OF INTRAOP MEDICAL CORPORATION FOR THE

                          QUARTER ENDED MARCH 31, 2004

                                   (ATTACHED)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 10-QSB/A

[X] Quarterly Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 For the quarterly period ended March 31, 2004

[ ] Transition Report pursuant to 13 or 15(d) of the Securities Exchange Act of 1934 For the transition period ____________ to ____________


                        Commission File Number 000-49735

                ------------------------------------------------

                           INTRAOP MEDICAL CORPORATION

                ------------------------------------------------
        (Exact name of Small Business Issuer as specified in its charter)


             Nevada                                     87-0642947
--------------------------------           ------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

      7408 Comstock Circle
      Salt Lake City, Utah                               84121

             Mailing Address
             ---------------
              P.O. Box 9301
           Salt Lake City, Utah                                     84109
----------------------------------------                          ----------
 (Address of principal executive offices)                         (Zip Code)


Issuer's telephone number, including area code: 801-943-2345

                ------------------------------------------------

                           (DIGITALPREVIEWS.COM, INC.)

                ------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days [X] Yes [ ] No

State the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 20,284,000 Shares of $0.001 par value Common Stock outstanding as of the date of this filing.

                         PART 1 - FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS

The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-QSB/A and, therefore, do not include all information and footnotes necessary for a complete presentation of financial position, results of operations, cash flows, and stockholders' deficit in conformity with generally accepted accounting principles. In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature. Operating results for the three months ended March 31, 2004 are not necessarily indicative of the results that can be expected for the year ending December 31, 2004.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                                 MARCH 31, 2004

                                TABLE OF CONTENTS

                                                                                               Page Number
                                                                                               ------------
Financial Statements:

    Unaudited Condensed Consolidated Balance Sheet, March 31, 2004 and 2003                           4

    Unaudited Condensed Consolidated Statements of Operations, for the three months ended             5
    March 31, 2004 and 2003, and for the period from inception on  November 5, 1999 through
    March 31, 2004

    Unaudited Condensed Consolidated Statements of Stockholders' Equity, for the period from          6
    inception on November 5, 1999 through March 31, 2004

    Unaudited Condensed Consolidated Statements of Cash Flows, for the three months ended             8
    March 31, 2004 and 2003, and for the period from inception on November 5, 1999 through
    March 31, 2004

Notes to the Financial  Statements                                                                    9

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET



                                                             March 31, 2004     March 31, 2003
                                                             --------------     ---------------
ASSETS
  Current Assets
    Cash in bank                                             $           72     $         3,719
                                                             --------------     ---------------
      Total Current Assets                                               72               3,719

  Other Assets
      Deferred Stock Offering Costs                                      --              24,742
                                                             --------------     ---------------
  Total Other Assets                                                     72              24,742

        TOTAL ASSETS                                         $           72     $        28,461
                                                             ==============     ===============
LIABILITIES & STOCKHOLDERS' EQUITY
  Current Liabilities
    Accounts payable                                         $       20,721     $        31,310
    Note payable - shareholder                                        5,000               5,000
      Total Liabilities                                              25,721              36,310
  Stockholders' Equity
    Preferred stock, $.001 par value, 5,000,000 shares                   --                  --
    authorized, no share issued and outstanding
    Common stock, $.001 par value, 50,000,000 shares                 22,284              22,284
    AUTHORIZED, 22,284,000 shares issued and outstanding
    Capital in excess of par value                                   59,161              20,416
    Deficit accumulated during the development stage               (107,094)            (50,549)
                                                             --------------     ---------------
      Total Stockholders' Equity                                    (25,649)             (7,849)
                                                             --------------     ---------------
        TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             $           72     $        28,461
                                                             ==============     ===============


The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 For the                       For the                   November 5, 1999
                                               three months                 three months                (date of inception)
                                               ended March 31,              ended March 31,                to March 31,
                                                    2004                         2003                           2004
                                               ----------------            ------------------           -------------------
Revenue                                        $             --            $               --           $                --
Expenses
  General and Administrative                             20,742                            --                       107,094
Net (loss) before income taxes                          (20,742)                           --                      (107,094)
Current Tax Expense                                          --                            --                            --
Deferred Tax Expense                                         --                            --                            --
    Net (loss)                                 $        (20,742)           $               --           $          (107,094)
Loss Per Common Share                                      (.00)                         (.00)                         (.00)


   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
        FROM NOVEMBER 5, 1999 (DATE OF INCEPTION) THROUGH MARCH 31, 2004




                              Preferred    Preferred       Common         Common        Capital in
                                Stock        Stock         Stock          Stock         Excess of    Accumulated
                                Shares      Amount         Shares         Amount        Par Value     (Deficit)
                             ------------------------------------------------------------------------------------
Balance,
November 5, 1999                     --    $      --             --    $         --     $       --   $         --

Issuance of 20,000,000
shares of common
Stock for cash at $.005
per share, December 1999             --           --     20,000,000          20,000        (15,000)            --

Issuance of 1,000,000 shares
of common stock for cash
at $.05 per share,
December 1999                        --           --      1,000,000           1,000          1,500             --

Net (loss) for period                --           --             --              --             --         (8,589)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 1999                    --           --     21,000,000          21,000        (13,500)        (8,589)

Issuance of 1,200,000 shares
of common stock for stock
per reorganization
agreement, May 2000                  --           --      1,200,000           1,200         29,800             --

Net (loss) for period                --           --             --              --             --        (29,239)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2000                    --           --     22,200,000          22,200         16,300        (37,828)

Net (loss) for period                --           --             --              --             --         (5,398)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2001                    --           --     22,200,000          22,200         16,300        (43,226)




The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
        FROM NOVEMBER 5, 1999 (DATE OF INCEPTION) THROUGH MARCH 31, 2004



                               Preferred    Preferred       Common          Common      Capital in
                                 Stock        Stock          Stock          Stock        Excess of    Accumulated
                                 Shares       Amount        Shares          Amount       Par Value     (Deficit)
                             ------------------------------------------------------------------------------------
Issuance of 84,000 shares
of common stock for cash
At $.001 per share, May 2002         --           --         84,000            84            4,116             --


Net (loss) for period                --           --             --            --               --         (7,323)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2002                    --           --     22,284,000        22,284           20,416        (50,549)


Net (loss) for period                --           --             --            --               --             --
-----------------------------------------------------------------------------------------------------------------
Balance,
March 31, 2003                       --           --     22,284,000        22,284           20,416        (50,549)


Capital contributed by
Shareholder                          --           --             --            --           38,745             --


Net (loss) for period                --           --             --            --               --        (35,803)
-----------------------------------------------------------------------------------------------------------------
Balance,
December 31, 2003                    --    $      --     22,284,000    $   22,284       $   59,161    $   (86,352)


Net (loss) for period                --           --             --           --                --        (20,742)
-----------------------------------------------------------------------------------------------------------------
Balance, March 31, 2004              --    $            $22,284,000    $   22,284       $   59,161    $  (107,094)
=================================================================================================================




Note: Statement of Shareholder's Equity has been restated to retroactively give effect to a 20:1 forward stock split which occurred on October 1, 2003.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                         NET INCREASE (DECREASE) IN CASH



                                                For the three              For the three          November 5, 1999
                                                months ended               months ended          (date of inception)
                                                March 31, 2004             March 31, 2003         to March 31, 2004
                                               ------------------        -----------------       -------------------
Cash Flows Provided by  Operating
Activities:
  Net Loss                                     $           (1,213)       $              --       $          (51,762)
  Adjustments to reconcile net loss to
    net cash used by operating
    activities:
    Bad debt expense                                           --                       --                   15,000
  Changes in assets and liabilities:
    Accounts payable                                           --                       --                   31,310
    Note payable - shareholder                                 --                       --                    5,000
                                               ------------------        -----------------       -------------------
  Net Cash Provided (Used) by Operating
    Activities                                             (1,213)                      --                     (452)
Cash Flows Provided by Investing
  Activities
  Payment for note receivable                                  --                       --                  (15,000)
                                               ------------------        -----------------       -------------------
    Net Cash Provided (Used) by
      Investing Activities                                     --                       --                  (15,000)
Cash Flows Provided by Financing
  Activities
  Proceeds from issuance of common stock                       --                       --                   42,700
  Payments for stock offering costs                            --                       --                  (24,742)
                                               ------------------        -----------------       -------------------
    Net Cash Provided (Used) by
      Financing Activities                                     --                       --                   17,958
    Net Increase (Decrease) in Cash                        (1,213)                      --                    2,506
    Cash at Beginning of Period                             3,719                    3,719                       --
                                               ------------------        -----------------       -------------------
    Cash at End of Period                      $            2,506        $           3,719       $            2,506
Supplemental Disclosures of Cash Flow
  Information:
Cash paid during the period for:
  Interest                                     $               --        $              --       $               --
  Income taxes                                 $               --        $              --       $               --
-------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - The Company was organized under the laws of the State of Nevada on November 5, 1999 under the name DigitalPreviews.com ("Parent"). Dialaclass.com, Inc. ("Subsidiary") was organized under the laws of the State of Nevada on March 26, 1999.

On October 1, 2003, the Company spun-off its wholly-owned subsidiary, Dialaclass.com, Inc., to its shareholders of record by dividending to such shareholders all of the shares of Dialaclass.com, Inc. Dialaclass.com, Inc. had had no operations or assets from the date of inception to the time of the spin-off. There were no costs associated with the formation of Dialaclass.com, Inc., and at the time of the spin-off the shares of Dialaclass.com, Inc. had no value.

On January 21, 2004, the Company filed a Certificate of Amendment with the Secretary of State of Nevada to change the name of the Company from DigitalPreviews.com, Inc. to Intraop Medical Corporation. The Company has been seeking viable business opportunities but has not commenced operations as of March 31, 2004. The Company has not yet generated any revenues from its planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Consolidation - The consolidated financial statements include the accounts of Parent and the wholly owned Subsidiary. All significant intercompany transactions have been eliminated in consolidation.

Stock Offering Costs - Costs related to proposed stock offerings are deferred until the offering is completed and are offset against the proceeds of the offering as a reduction to capital in excess of par value. In the event a stock offering is unsuccessful, the costs related to the offering will be written-off directly to expense.

Revenue Recognition - The Company has not yet generated any revenue. The Company will recognize revenue when income is earned.

Interest Income - The Company recognizes interest income on impaired loans in the period when payment is received.

Research and Development - Research and development costs are expensed as incurred.

Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Accounting Estimates - The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

NOTE 2 - BUSINESS REORGANIZATION

On May 1, 2000 the Company entered into an Agreement and Plan of Reorganization wherein Parent acquired all the issued and outstanding shares of common stock of Subsidiary in a stock for stock exchange. Parent issued 1,200,000 shares of common stock in the exchange. Parent and Subsidiary had similar ownership at the time of reorganization and were considered to be entities under common control. Accordingly, the reorganization has been recorded in a manner similar to a pooling of interest. The results of operations of Subsidiary have been included in the consolidated financial statements since the date of inception of Subsidiary.

NOTE 3 - IMPAIRED NOTE RECEIVABLE

On August 18, 2000 the Company signed a 30-day note receivable with Thinmillionaire.com, Inc. The Company loaned $15,000 to Thinmillionaire.com, Inc. at 10% interest per annum. As an incentive, Thinmillionaire.com, Inc. agreed to issue 3,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the note and a new note was signed on January 5, 2001 for the outstanding principal and accrued interest for a total of $15,579. The new note was due June 5, 2001 and accrued interest at 10% per annum. As an incentive, Thinmillionaire.com, Inc. agreed to issue 6,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the new note receivable.

Thinmillionaire.com, Inc. does not currently have the resources to repay the note and the note receivable is considered impaired. Although the Company intends to continue its efforts to collect the impaired note receivable, an allowance for doubtful accounts has been accrued for the amount of the impaired note receivable and no interest income has been recognized. A bad debt expense of $15,000 was recorded as part of general and administrative expense in December 2000. A summary of the impaired note receivable is as follows:

      December 31, 2003

                  Note Receivable                        $          15,000
                  Less:  Allowance for Doubtful Account            (15,000)
                                                         -----------------
                                                         $              --

NOTE 4 - MANUSCRIPT AND TRANSCRIPTS

The Company paid $14,831 from January through December 2002 to consultants to prepare a manuscript about online investing with accompanying transcripts for audiotapes and a handbook. The costs of the manuscript and transcripts are considered research and are included in general and administrative expense.

NOTE 5 - CAPITAL STOCK

Preferred Stock - The Company has authorized 5,000,000 shares of preferred stock, $.001 par value, which such rights, preferences and designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at March 31, 2004.

Common Stock - On September 25, 2003 the shareholders of the Company voted to effect a 20 for 1 forward split of the Company's outstanding common stock effective October 1, 2003. The number of shares of outstanding common stock was increased from 1,114,200 shares to 22,284,000 shares of common stock as a result of this forward split. The financial statements and all share amounts contained herein have been restated retroactively to the date of inception to give effect to the stock split.

During December 1999, in connection with its organization, the Company issued 20,000,000 shares of its previously authorized, but unissued common stock.. The shares were issued for cash in the amount of $5,000 (or $.005 per share).

During December 1999, the Company issued 1,000,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $2,500 (or $.05 per share).

During May 2000, in connection with the business reorganization, Parent issued 1,200,000 shares of common stock in exchange for 60,000 shares of Subsidiary common stock.

During May 2002, the Company issued 84,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $4,200 (or $1.00 per share).

     In December of 2003 a shareholder contributed $38,745 for payment of accounts payable and operating expenses. The shareholder received no common stock for this capital contribution.

NOTE 6 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

The Company has available at March 31, 2004, unused operating loss carry forwards of $107,094. The amount of and ultimate realization of the benefits from the operating loss carry forwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carry forwards, the Company has established a valuation allowance equal to the tax effect of the loss carry forwards and, therefore, no deferred tax asset has been recognized for the loss carry forwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

Management Compensation - As of March 31, 2004, the Company has not paid any compensation to any officer or director of the Company

Office Space - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his office as a mailing address, as needed. The cost is minimal and has not been recorded as a expense of the Company.

NOTE 8 - GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principals, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since its inception and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise the necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 9 - LOSS PER SHARE

The following data shows the amounts used in computing loss per share:


                                                                                            November 5, 1999
                                                       For the quarter    For the quarter       (date of
                                                            ended              ended          inception) to
                                                       March 31, 2004     March 31, 2003     March 31, 2004
                                                       ---------------    ---------------   -----------------
Loss from Continuing operations available
   to common shareholders (numerator)                  $       (20,742)   $             --  $       (107,094)

Weighted average of common shares
   outstanding used in loss per share for the
   period ( denominator)                                    22,284,000          22,284,000        22,122,730



Dilutive loss per share was not presented as the Company had no common stock equivalent shares for all period presented that would affect the computation of diluted loss per share.

NOTE 10 - MERGER AGREEMENT

On October 3, 2003 certain of the Company's shareholders agreed to sell to Peyton, Chandler & Sullivan, Inc. (PCS) and its assigns 2,264,735 shares of the Company's common stock representing approximately ten (10%) percent of the Company's common stock. On December 15, 2003, the Company signed a non-binding letter of intent to acquire substantially all of the assets of Intraop Medical, Inc. and assume certain liabilities and obligations of that Company. Both parties agreed to negotiate a definitive written agreement providing for an acquisition or merger between the companies. However, the letter of intent specifies that the parties have no obligation to consummate a purchase or merger until the definitive written agreement is accepted by both companies. Intraop Medical, Inc. manufactures and sells specialized medical equipment.

On February 24, 2004, the Company signed a definitive agreement and plan of reorganization (the "Merger Agreement") with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target") under which the Target will be merged with and into the Company in a tax-free exchange of stock. Under the Merger Agreement, the Company will issue one share of its common stock in exchange for each share of the Target outstanding on the closing date of the proposed merger. All of the Target's obligations under its outstanding options, warrants, and convertible securities will be assumed by the Company. The closing of this merger is dependent upon a number of conditions, including the approval of both the Company's and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement.

NOTE 11 - SUBSEQUENT EVENT

     On June 29, 2004, the Company and the Target agreed to amend the Merger Agreement to extend to July 31, 2004 the date after which, should the merger not be complete, either party may terminate the merger.

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

                    FORWARD LOOKING AND CAUTIONARY STATEMENTS

Except for the historical information and discussions contained herein, statements contained in this Form 10-QSB/A may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the company's ability to raise operating capital through the sale of equity securities; to successfully launch its products into the market and other risks, uncertainties and factors discussed elsewhere in this Form 10-QSB/A or in the Company's other filings with the Securities and Exchange Commission.

                                PLAN OF OPERATION

In September 2003, the Company, in anticipation of negotiating a potential merger with an operating company, formally abandoned its consulting and seminar business plans. On September 25, 2003 the Board of Directors has approved a 20:1 share dividend to the holders of the Company's Common Stock. On October 3, 2003 certain of the Company's stockholders agreed to sell to Peyton, Chandler & Sullivan, Inc. ("PCS") and its assigns 2,264,735 shares of the Company's Common Stock representing approximately 10% of the Company's outstanding Common Stock. On December 15, 2003, the Company entered into a non-binding letter of intent to merge with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target"). On February 24, 2004, the Company signed a definitive agreement and plan of reorganization with the Target. The Merger is subject to a number of important conditions, including the approval of both the Company's stockholders and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement. If all such conditions are met or waived and based on reasonable assumptions on the timing of the stockholders approval, the Merger is expected to be completed no later than August 15, 2004, but the Merger Agreement does not automatically expire if the Merger is not consummated by such date. There are no assurances that the Merger will occur by then or at all. If the Merger is not completed by July 31, 2004, either the Target or the Company may terminate the Merger.

If the Merger is completed the business of the Company will be the business of the Target. It is expected that before or after completion of the Merger the Company may seek additional equity investment, resulting in further dilution to current stockholders.

In the event the Merger is not completed, the Company may seek another merger partner. The Company may not have the resources to operate a business without acquiring one by way of merger.

ITEM 3.  CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), we carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures within the 90 days prior to the filing date of this report. This evaluation was carried out under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, Mr. David Shamy. Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective in timely alerting management to material information relating to us required to be included in our periodic SEC filings. There have been no significant changes in our internal controls or in other factors that could significantly affect internal controls subsequent to the date we carried out our evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

                           PART II - OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS

The Company is not a party to any material legal proceedings and to our knowledge, no such proceedings are threatened or contemplated.

ITEM 2. CHANGES IN SECURITIES

The Company did not complete any sales of our securities during the fiscal quarter ended March 31, 2004.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 5. OTHER INFORMATION

None.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K.

                                    EXHIBITS

Exhibit
Number                            Description
-------                           -----------
2.1 Agreement and Plan of Reorganization by and among Intraop Medical Corporation and Intraop Medical, Inc., dated February 24, 2004 (1).


2.2  Amendment to Agreement and Plan of Reorganization dated June 29, 2004 (2)

10.1 Manufacturing Services Agreement dated September 5, 2002 by and between Intraop Medical, Inc. and CDS Group Corporation (3)


31.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(1) Previously filed as an exhibit to the Company's 8-K report filed on February 25, 2004.

(2) Previously filed as an exhibit to the Company's 8-K report filed on June 30, 2004 (3) Portions omitted pursuant to a request for confidential treatment

REPORTS ON FORM 8-K

     (1) On January 8, 2004, the Company filed a Current Report on Form 8-K dated December 30, 2003, reporting the following items:

         i) On December 15, 2003, the Company entered into a non-binding letter of intent ("LOI") with Intraop Medical, Inc. by which Intraop Medical, Inc. would sell, merge, consolidate, or otherwise transfer all of its assets, liabilities and business operations to the Company. The 8-K Report indicated that the LOI was subject to the completion of a definitive merger agreement and shareholder approval.

         ii) On December 30, 2003, a Certificate of Amendment was filed with the state of Nevada to change the name of the Company to Intraop Medical Corporation.
                                       14

     (2) On April 1, 2004, the Company filed a Current Report on Form 8-K, reporting the following:

         i) On February 24, 2004, the Company signed a definitive agreement and plan of reorganization (the "Merger Agreement") with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target") under which the Target will be merged with and into the Company in a tax-free exchange of stock. Under the Merger Agreement, the Company will issue one share of its common stock in exchange for each share of the Target outstanding on the closing date of the proposed merger. All of the Target's obligations under its outstanding options, warrants, and convertible securities will be assumed by the Company. The closing of this merger is dependent upon a number of conditions, including the approval of both the Company's and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement.

         ii) its proposed Merger Target, Intraop Medical, Inc. has closed a loan transaction with an institutional investor which, after fees, expenses and pre-paid interest, nets to Intraop Medical, Inc. approximately $2 million. The loan is for a one year period, with an optional one year extension subject to payment of an additional fee and the lender has received a security interest in all of Intraop Medical, Inc.'s assets and 2,400,000 shares of common stock of Intraop Medical, Inc. solely for the purpose of securing the loan.

     (3) On June 29, 2004, the Company filed a Current Report on Form 8-K, reporting that the Company and its proposed Merger Target, Intraop Medical Inc., amended their "Amendment to Agreement and Plan of Reorganization By And Among Intraop Medical Incorporated and Intraop Medical Corporation" to extend to July 31, 2004 the date after which, should the merger not be complete, either party may terminate the merger.

                                   SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      INTRAOP MEDICAL CORPORATION

                                      Date:  July 14, 2004

                                      By:    /s/   David Shamy
                                         ------------------------------------
                                               David Shamy
                                               Principal Executive Officer
                                               Principal Financial Officer
                                               Chief Accounting Officer

                                       16

                                                                    Exhibit 10.1



                 INTRAOP MEDICAL INC. AND CDS GROUP CORPORATION.
                        MANUFACTURING SERVICES AGREEMENT

THIS AGREEMENT (the "Agreement") is effective as of September 5, 2002_(the "Commencement Date"), by and between Intraop Medical Inc., a Delaware corporation, having a principal place of business at 3170 De La Cruz Boulevard, Suite 108, Santa Clara, California 95054 ("CUSTOMER") and CDS Group Corporation a Delaware corporation, doing business in California as Delaware Ontario Technologies Corporation, and having its principal place of business at 4425 Technology Drive, Fremont CA 94538 ("MFGR)

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. TERM

         The initial term of this Agreement shall commence on the Commencement Date and shall continue for three (3) years until September 6,_2005_ unless sooner terminated by mutual agreement of the parties or otherwise in accordance with this Agreement. Upon the expiry of the initial term, this Agreement will remain in effect and automatically renew for successive one-year terms. Notwithstanding the foregoing, the term of this Agreement shall automatically extend to include the term of any purchase order issued hereunder (a "Purchase Order").

2. PRICING

         2.1 Pricing. During the term, CUSTOMER shall have the right to purchase from MFGR the products (as described on Exhibit A, the " Product" or "Products") specified in a CUSTOMER Purchase Order delivered to MFGR. The pricing structure for the Product(s) is set forth on Exhibit A attached hereto.

         2.2 Cost Adjustments. Any projected cost increases and reductions of the bill of materials will be promptly communicated to CUSTOMER by MFGR and the final price will be adjusted according to Exhibit A. MFGR shall provide cost visibility in the form of an itemized report on major assemblies at time of invoicing. MFGR will further share with CUSTOMER any realized cost savings from more efficient manufacturing methods developed by the CUSTOMER , strategic purchasing agreements with critical vendors, and in-house fabrication so as to help reduce the overall Product cost. The percentage of cost reduction sharing will be negotiable.

         2.3 Exclusions from Price. Prices do not include (a) export licensing of the Product or payment of broker's fees, duties, tariffs or other similar charges; (b) taxes or charges imposed by any taxing authority upon the manufacture, sale, shipment, storage, "value add" or use of the Product which MFGR is obligated to pay or collect; and (c) setup, tooling, or non-recurring engineering activities (collectively "NRE Charges"). The shipment costs are the responsibility of the CUSTOMER or CUSTOMER's customer and are not included in the unit price. Any charges for these items shall be separately itemized on invoices.

3. PAYMENT TERMS

         Standard payment terms for the completed Product are net sixty (60) days after the date of invoice as defined by the special terms attached hereto as Exhibit A. Payment terms for Excess Inventory and Service Parts are net thirty (30) days as defined in Sections 4.2.d and 4.2.e of this Agreement. Payment shall be made in U.S. Dollars.

4. PURCHASE ORDERS/FORECAST

         4.1 Purchase Orders.

         CUSTOMER will issue to MFGR a specific Purchase Order for each Product to be delivered pursuant to this Agreement. Each Purchase Order shall be in the form of a written or electronic communication and shall contain the following information: (i) a description of the Product by part number; (ii) the quantity of the Product; (iii) the delivery date or shipping schedule; (iv) transportation instructions, (v) sales price for the Product as set forth on Exhibit A. Each Purchase Order shall provide a serial number for billing purposes, and may include other instructions and terms as may be appropriate under the circumstances, provided that, no such additional terms shall materially alter the terms set forth in this Agreement without the mutual written consent of both parties.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         4.2 Forecast; Minimum Buys; Excess and Obsolete Inventory.
             -----------------------------------------------------

                  (a) General Planning and Procurement Process. - On the date this Agreement is executed and on the first business day of each calendar quarter thereafter, CUSTOMER shall provide MFGR with Purchase Orders and/or forecasts covering a minimum period of three (3) months. Significant changes in scheduled delivery with revised Purchase Orders from one three (3) month period to another will be negotiated between the parties. There shall be no restrictions on changes in order quantity or cancellation of orders that have scheduled delivery of more than one hundred eighty (180) days.

                  (b) Nine Month Forecast. On the Commencement Date and on the first business day of each calendar quarter thereafter, CUSTOMER shall provide MFGR with an additional quarterly, rolling nine (9) month forecast (the "Forecast") covering nine (9) months immediately following the Purchase Order Period. The Forecast shall not create any liability for either MFGR or CUSTOMER except that of any long lead-time manufactured parts or sub assemblies (" Components ") for which the Forecast would require procurement activity. Prior written approval by the CUSTOMER is required before procurement of Components may occur based solely on Forecasts, and the CUSTOMER will be held liable for the cost of Components purchased.

                  (c) Increase in Product Orders. MFGR shall use its reasonable commercial efforts to accommodate increases in Product quantity beyond those projected in the Forecasts and Purchase Orders.

                  (d) Excess and Obsolete Inventory. MFGR shall advise CUSTOMER in writing of any excess or obsolete Components in its inventory and the Delivered Cost of such Components. For the purpose of this Agreement, "Delivered Cost" shall mean MFGR's quoted cost of Components as stated on the bill of materials plus a materials margin equal to percentages defined in Exhibit A. CUSTOMER shall be invoiced for obsolete inventory quarterly with payment due net 30 days. Inventory that goes unused due to lack of orders for a period of one hundred eighty (180) days may be invoiced to the CUSTOMER with payment due pursuant to the terms of Section 3 of this Agreement.

                  (e) Service Stock Components. Service stock Components will be manufactured and stocked by MFGR and and sold to the CUSTOMER at the cost of the Component plus fees for handling and stocking as defined in Exhibit A. CUSTOMER will provide MFGR with forecasts for service stock levels to facilitate MFGR's inventory planning of materials in conjunction with Product Purchase Orders. Minimum service stock levels for MFGR shall be defined by CUSTOMER. CUSTOMER will be invoiced for materials as they are consumed or until such time they are not longer useable by manufacturing for new production. CUSTOMER will be billed for any special packaging and shipment. An annual review of service stock material will be done by MFGR and CUSTOMER in order to make adjustments to service stock levels and for identifying no longer used inventory.

5. DELIVERY AND ACCEPTANCE, AND DUTIES

         5.1 Delivery. All Product shipments shall be F.O.B. MFGR's facility of manufacture and freight collect, and shall be documented to meet CUSTOMER requirements. Title to and risk of loss or damage to the Product shall pass to CUSTOMER upon MFGR's tender of the Product to CUSTOMER's carrier. MFGR shall mark, pack, package, crate, transport, ship and store Product to ensure (i) delivery of the Product to its ultimate destination in safe condition, (ii) compliance with all requirements of the carrier and destination authorities, and
(iii) compliance with any special instructions of CUSTOMER. MFGR shall use reasonable efforts to deliver the Products on the agreed-upon delivery dates and shall use reasonable efforts to notify CUSTOMER of any anticipated delays; provided, however that MFGR shall not be liable for any failure to meet CUSTOMER delivery dates and/or any failure to give notice of anticipated delays.

         5.2 Test Equipment. MFGR shall be responsible for calibrating and maintaining all assembly fixtures and test equipment that is transferred to and/or owned by MFGR under this Agreement.

         5.3 Acceptance. Acceptance of the Product shall occur at MFGR's facility in accordance with mutually acceptable criteria and special provisions defined in Exhibit A. Acceptance shall be based solely on whether the Product passes a mutually agreeable acceptance test procedure or inspection designed to demonstrate compliance with the specifications set forth on Exhibit B (the "Specifications"). A particular delivered Product cannot be rejected based on criteria that were unknown to MFGR or based on test procedures that MFGR does not conduct or approve. Once a Product is accepted, all Product or Component returns shall be handled in accordance with Section 7 (Warranty). Prior to returning any rejected Product, CUSTOMER shall obtain a Return Material Authorization ("RMA") number from MFGR, and shall return such Product in accordance with MFGR's written instructions. CUSTOMER shall specify the reason for such rejection in all RMA's. In the event a Product is rejected, MFGR shall have a reasonable opportunity to correct any defect which led to such rejection

         5.4 Duties. The principle duties and responsibilities of both parties shall be as set forth in Exhibit B and/or as defined in other sections of this Agreement.

6. CHANGES

         6.1 General. CUSTOMER may upon sufficient notice make changes within the general scope of this Agreement. Such changes may include, but are not limited to changes in (i) drawings, plans, designs, procedures, Specifications, test specifications or bill of materials ("BOM") and (ii) methods of packaging and shipment. All changes other than changes in quantity of Products to be furnished shall be requested pursuant to an Engineering Change Order ("ECO"). If any such change causes either an increase or decrease in MFGR's cost or the time required for performance of any part of the work under this Agreement (whether changed or not changed by any ECO) the Prices and/or delivery schedules shall be adjusted in a manner which would adequately compensate the parties for such change

         6.2 Engineering Charges. MFGR will amortize non-recoverable engineering ("NRE") costs to the price of the Product when implementing one time engineering changes. The amortization schedule, dollar amount to be amortized and the number of units of Product over which NRE cost will be amortized shall be mutually agreed by CUSTOMER and MFGR. Upon agreement of the parties, MFGR shall adjust the price to the formula provided in Exhibit A, and then add on the NRE amortization.

         6.3 ECO Requests for Change. Within five (5) business days after an ECO is received from the CUSTOMER, MFGR shall advise CUSTOMER in writing (i) of any change in Prices or delivery schedules resulting from implementation of the ECO and (ii) the delivered cost of any finished Product, work-in-process or Component rendered excess or obsolete as a result of the ECO (collectively the "ECO Charge).

         6.4 ECO Implementation. In the event CUSTOMER desires to proceed with an engineering change after receiving the ECO Charge estimate for such change pursuant to Section 6.3, it shall so notify MFGR. In the event MFGR does not receive written confirmation of CUSTOMER's desire to proceed with the engineering change within thirty (30) days after MFGR provides CUSTOMER with the ECO Charge estimate, the ECO shall be deemed cancelled. CUSTOMER shall be informed of ECO status with monthly reports, which will show status of approval and Product effectivity.

Any increases in cost of the Products resulting from such ECO shall be deemed a part of CUSTOMER's ECO Charge liability as defined in Section 6.3 of this Agreement. Similarly, any parts made obsolete or excess as a result of such an ECO shall be deemed part of CUSTOMER's obsolete inventory liability as defined in Section 4.2(d) of this Agreement.

         6.5 Product Change Approval. CUSTOMER must approve all changes that affect form, fit, function or Specifications of the Product. MFGR may suggest changes to the manufacturing specifications of the Products. Any such suggested changes shall be made in writing and shall clearly set forth the nature of the change, the necessity for the change, and any projected cost or manufacturing schedule impact. CUSTOMER shall approve or reject the suggested changes in its sole discretion. CUSTOMER shall use its best efforts to respond to all MFGR recommendations within two (2) weeks of receipt.

         6.6 Subcontractors. CUSTOMER reserves the right to disapprove of any subcontractor selected to perform any test, manufacture, or rework of the Products.

7. WARRANTY

         7.1 MFGR Warranty. MFGR's warranty period is for one (1) year from date of manufacture and is limited to correction of defects in MFGR workmanship. For the purpose of this Section 7.1, "workmanship" shall mean manufacture in accordance with IPC-A-610, Class 2 or CUSTOMER's workmanship standards set forth in the Specifications. MFGR shall, at its option and at its expense, repair, replace or issue a credit for Product found defective during the warranty period. In addition, MFGR will pass on to CUSTOMER all manufacturers' Component warranties to the extent that they are transferable, but will not independently warrant any Components.

         7.2 RMA Procedure. MFGR shall concur in advance on all Products to be returned for repair or rework. CUSTOMER shall obtain a Returned Material Authorization ("RMA") number from MFGR prior to return shipment. All returns shall state the specific reason for such return, and will be processed in accordance with MFGR's Authorized Returned Material Procedure, a copy of which is available from MFGR upon request. The price of parts returned to and not replaced by MFGR shall not be deducted by CUSTOMER from amounts invoiced to CUSTOMER by MFGR, unless authorized by MFGR.

         7.3 Exclusions from Warranty. This warranty does not include Products that have defects or failures resulting from (a) CUSTOMER's design of Products including, but not limited to, design functionality failures, Specification inadequacies, failures relating to the functioning of Products in the manner for the intended purpose or in the specific customer's environment; (b) accident, disaster, neglect, abuse, misuse, handling, testing, storage or installation including handling in accordance with static sensitive electronic device handling requirements; (c) alterations, modifications or repairs by CUSTOMER or third parties designated by CUSTOMER or (d) defective CUSTOMER-provided test equipment or test software. CUSTOMER bears all design responsibility for the Product.

         7.4 Remedy. THE SOLE REMEDY UNDER THIS WARRANTY SHALL BE THE REPAIR, REPLACEMENT OR CREDIT FOR DEFECTIVE PARTS AS STATED ABOVE. THIS WARRANTY IS IN LIEU OF ANY OTHER WARRANTIES EITHER EXPRESS OR IMPLIED, INCLUDING
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8. TERMINATION/CANCELLATION

         8.1 Termination for Cause. Either party may terminate this Agreement or a Purchase Order hereunder for default if the other party materially breaches this Agreement; provided, however, no right of termination due to default shall accrue until ninety (90) days' after the defaulting party is notified in writing of the material breach and has failed to cure or give adequate assurances of performance within the ninety (90) day period after such notice of material breach. Notwithstanding the foregoing, the cure period for payment-related defaults shall be thirty (30) days.

         8.2 Termination for Convenience. CUSTOMER may terminate this Agreement hereunder for any reason upon one hundred twenty (120) days' prior written notice to MFGR. In addition, CUSTOMER may terminate a Purchase Order hereunder for any reason upon ninety (90) days (before scheduled shipment) prior written notice to MFGR. MFGR may terminate this Agreement for any reason upon three hundred sixty five (365) days' written notice to CUSTOMER.

         8.3 Termination by Operation of Law. This Agreement shall immediately terminate should either party (a) enter into or file a voluntary petition, arraignment or proceeding seeking on order for relief under the bankruptcy laws of its respective jurisdiction; (b) enter into a receivership of any of its assets or (c) enter into a dissolution or liquidation of its assets or an assignment for the benefit of its creditors.

         8.4 Consequences of Termination.

                  a. Termination for Reasons other than MFGR's Breach. In the event this Agreement or a Purchase Order hereunder is terminated for any reason other than (i) a termination under Section 8.1 resulting from a breach by MFGR or (ii) a termination under Section 8.3 (including but not limited to a force majeure or termination for convenience), CUSTOMER shall pay MFGR, termination charges equal to (1) the unpaid contract price for all finished Product existing at the time of termination; (2) MFGR's actual out-of-pocket costs incurred, but not yet paid by CUSTOMER, to the date of such termination (including labor and Components) for all work in process under this Agreement and (3) CUSTOMER'S Excess Inventory liability pursuant to Section 4.2(d).

                  b. Termination Resulting From MFGR's Breach. In the event CUSTOMER terminates this Agreement or any Purchase Order hereunder as a result of (i) a breach by MFGR under Section 8.1, CUSTOMER shall pay MFGR, termination charges equal to (1) MFGR's actual out-of-pocket cost (including labor and Components) for all finished Product and work in process; and (2) CUSTOMER'S Component Liability pursuant to Section 4.2(d); provided, however, that for the purposes of this subsection only, CUSTOMER's Component Liability shall be calculated using "actual cost" rather than "Delivered Cost."

                  c. MFGR Cooperation upon Termination. Upon termination of this Agreement for any reason, MFGR shall use its best efforts to assist CUSTOMER in transitioning its manufacturing requirements to a third party. All documentation and tooling owned by the CUSTOMER in possession of the MFGR shall be returned to the CUSTOMER within thirty (30) days after termination. Electronic file copies of jointly owned manufacturing records and documentation such as Device History Records, System Level Costed Bill of Material and Approved Vendor List shall also be turned over to the CUSTOMER within thirty (30) days of termination or upon written request by the CUSTOMER at any time during the period of the Agreement.

                  d. Survival of Certain Sections. Sections 7 (Warranty), 12 (Confidentiality and Non-Solicitation of Employees), and 13 (Limitation of Liability) shall survive termination of this Agreement for any reason.

9. REGULATORY REQUIREMENTS

         9.1 CUSTOMER shall be solely responsible for fulfilling all filings, registrations and attendant requirements of both federal and local governments relative to the Products. CUSTOMER will define and execute a quality system audit of MFGR regularly on a twelve (12) month schedule. Audits will be a minimum of half-day duration, and will assess compliance of operational systems of MFGR to the FDA cGMP requirements so CUSTOMER can maintain their U.S.A -FDA (Food and Drug Administration) registration. Audit or corrective action notice reports will be supplied to MFGR within five (5) business days following each audit. MFGR will have five (5) business days to correct or respond to the reports findings. Audit or corrective action reports requiring capital and/or substantial manpower investments over and above that required to maintain MFGR's current ISO 9001:2000 quality system will be jointly reviewed and an agreed course of action will be implemented.

         9.2 CUSTOMER shall be solely responsible for obtaining and maintaining FDA approval, the labeling of the Product, determining the safety, efficacy and performance of the Product, and determining the Product's fitness and performance for any particular use. Any and all decisions to sell and/or market the Product to any consumer for use shall rest solely with the CUSTOMER.

10. QUALITY

         10.1 Quality Control. MFGR shall manufacture, test and inspect the Product to ANSI IPC 610, Class 2. MFGR's quality system shall at all times be in full compliance with international standards ISO 9001:2000 and EN46002 as they apply to medical products. MFGR shall support CUSTOMER in maintaining CUSTOMER'S U.S.A. - FDA (Food and Drug Administration) registration as it pertains to manufacturing of Class 2 medical devices.

         CUSTOMER shall be responsible for (i) QSR 820.30 regarding design controls, design development and planning, design review, design verification, design validation, design transfer, design changes, design history file, (ii) specifications for proper identification and labeling and (iii) QSR 820.170 and
820.200 for installation and servicing.

         10.2 Cosmetic Requirements. The cosmetic requirements of the Product shall be in accordance with mutually acceptable industry standards if not otherwise stated on Product engineering drawings supplied by the CUSTOMER.

         10.3 Specifications. Neither party shall make any change to the Specifications, to any Components described therein, or to the Products (including, without limitation, changes in form, fit, function, design, appearance or place of manufacture of the Products or changes which would affect the reliability of any of the Products) unless such change is made in accordance with Section 6.1 and MFGR's ECO procedure. Notwithstanding the foregoing, MFGR shall be permitted to make changes in its manufacturing process at any time with prior written notice to CUSTOMER, so long as such changes do not affect the form, fit, function or other Specifications of the Products.

         10.4 Document Control. CUSTOMER shall promptly after the Commencement Date deliver to MFGR all documentation necessary for manufacture and testing of the Product. MFGR shall control CUSTOMER's documentation and at its discretion transfer the form from CUSTOMER's List of Materials ("LM") into MFGR's BOM. MFGR and CUSTOMER will have joint responsibility for maintaining control of all Product documentation. MFGR will have the ownership and change control of their operational method sheets ("OMS") used during manufacturing and will provide same to CUSTOMER upon request for the sole purpose of review and approval. CUSTOMER will not disclose the OMS to a third party without the prior written consent of MFGR. The LM/BOM, and part fabrication and assembly drawings will be owned by CUSTOMER and will be controlled by the ECO process. The test procedures will be owned by CUSTOMER and controlled by the ECO process.

         10.5 Component Specifications. Component Specifications shall include, but shall not be limited to: (i) detailed electrical, mechanical, performance and appearance specifications for each model of Product, (ii) the BOM, (iii) tooling specifications, along with a detailed description of the operation thereof, (iv) art work drawings, (v) Component Specifications, and (vi) supplier cross references.

         10.6 Quality of Components. MFGR shall use in its production of Products such Components of a type, quality, and grade specified by CUSTOMER to the extent CUSTOMER chooses to so specify, and shall purchase Components only from vendors appearing on CUSTOMER's approved vendor list ("AVL"); provided, however, that in the event MFGR cannot purchase a Component from a vendor on the AVL for any reason, MFGR shall be able to purchase such Component from an alternate vendor, subject to CUSTOMER's prior written approval, which approval shall not be unreasonably withheld or delayed.

         10.7 Quality Specifications. MFGR shall comply with the quality specifications set forth in its Quality Manual, incorporated by reference herein, a copy of which is available from MFGR upon request. MFGR agrees to comply with CUSTOMER quality requirements as set forth in Exhibit B and any unique requirements specified by CUSTOMER on any Purchase Order with appropriate price adjustments negotiated as required.

         10.8 Inspection of Facility. Upon reasonable advance written notice, CUSTOMER may inspect the Products and Components held by MFGR for CUSTOMER at MFGR's facilities during MFGR's regular business hours, provided that such inspection does not unduly affect MFGR'S operations. CUSTOMER and its representatives shall observe all security and handling measures of MFGR while on MFGR's premises. CUSTOMER and its representatives acknowledge that, except for MFGR's negligence or willful misconduct, their presence on MFGR's property is at their sole risk.

11. CONFORMITY TO ALL LAWS

         11.1 Duties of MFGR. MFGR shall manufacture all Products in a good and workmanlike manner and will comply with all applicable FDA cGMP requirements, ISO 9001:2000 and EN 46002 standards, as amended, pertinent to the services it performs in manufacturing the Products pursuant to the design specifications of the CUSTOMER. Compliance with the federal Food, Drug and Cosmetic Act is limited to the GMP requirements as provided in Section 9.2 of this Agreement. MFGR shall comply with the environmental laws applicable in the manufacturing of the Product.

         11.2 Duties of CUSTOMER. CUSTOMER shall be solely responsible for all registrations, filings and other regulatory requirements of both the federal, state and local laws, including but not limited to the requirements of the federal Food, Drug and Cosmetic Act, as amended, including regulations relating thereto. All responsibilities for functional design and/or patent rights reside with CUSTOMER. MFGR is solely responsible for the manufacture and practices thereof, of CUSTOMER's Product.

12. CONFIDENTIALITY AND NON-SOLICITATION OF EMPLOYEES

         12.1 Definitions. For the purpose of this Agreement,


         (a) "Confidential Information" means information (in any form or media) regarding a party's customers, prospective customers (including lists of customers and prospective customers), methods of operation, engineering methods and processes (include any information which may be obtained by a party by reverse engineering, decompiling or examining any software or hardware provided by the other party under this Agreement), programs and databases, patents and designs, billing rates, billing procedures, vendors and suppliers, business methods, finances, management, or any other business information relating to such party (whether constituting a trade secret or proprietary or otherwise) which has value to such party and is treated by such party as being confidential; provided, however, that Confidential Information does not include information that (i) is lawfully known to the other party without obligation of confidentiality prior to receipt from the disclosing party hereunder, which knowledge shall be evidenced by written records, (ii) is or becomes in the public domain through no breach of this Agreement, or (iii) is received from a third party without breach of any obligation of confidentiality; and provided further, that Confidential Information specifically includes information provided by CUSTOMER to MFGR regarding the manufacture of the Product.

         (b) "Person" shall mean and include any individual, partnership, association, corporation, trust, unincorporated organization, limited liability company or any other business entity or enterprise.

         (c) "Representative" shall mean a party's employees, agents, or representatives, including, without limitation, financial advisors, lawyers, accountants, experts, and consultants.

         12.2     Obligation of Confidentiality.

         (a) In connection with this Agreement, each party (the "Disclosing Party") may furnish to the other party (the "Receiving Party") or its Representatives certain Confidential Information. During the term of this Agreement and for a period of three (3) years after termination of this Agreement, the Receiving Party (i) shall maintain as confidential all Confidential Information heretofore or hereafter disclosed to it by the Disclosing Party, (ii) shall not, directly or indirectly, disclose any such Confidential Information to any Person other than those Representatives of the Receiving Party whose duties justify the need to know such Confidential Information and then only after each Representative has agreed in writing to be bound by this Confidentiality Agreement and clearly understands his or her obligation to protect the confidentiality of such Confidential Information and to restrict the use of such Confidential Information and (iii) shall treat such Confidential Information with the same degree of care as it treats its own Confidential Information (but in no case with less than a reasonable degree of care).

         (b) The disclosure of any Confidential Information is solely for the purpose of enabling each party to perform under this Agreement, and the Receiving Party shall not use any Confidential Information disclosed by the Disclosing Party for any other purpose.

         (c) Except as otherwise set forth in this Agreement, all Confidential Information supplied by the Disclosing Party shall remain the property of the Disclosing Party, and will be promptly returned by the Receiving Party upon receipt of written request therefore.

         (d) If the Receiving Party or its Representative is requested or become legally compelled to disclose any of the Confidential Information, it will provide the Disclosing Party with prompt written notice. If a protective order or other remedy is not obtained, then only that part of the Confidential Information that is legally required to be furnished will be furnished, and reasonable efforts will be made to obtain reliable assurances of confidentiality.

         12.3 Non-Solicitation of Employees. During the term of this Agreement and for a period of two (2) years thereafter, neither party shall directly or indirectly solicit or recruit (or attempt to solicit or recruit) any of the other party's key employees without such party's prior permission, however employees will be free to apply for job openings at such party which have been advertised to the general public.

13. LIMITATION OF LIABILITY

         IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTIAL OR SPECIAL DAMAGES, OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, EVEN IF SUCH OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THIS SECTION SHALL NOT PREVENT A PARTY FROM INCURRING THE LIABILITIES SET FORTH IN SECTION 8 (TERMINATION). IN NO EVENT WILL MFGR BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY CUSTOMER. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

14. FORCE MAJEURE

         14.1 Force Majeure Event. For purposes of this Agreement, a "Force Majeure Event" shall mean the occurrence of unforeseen circumstances beyond a party's control and without such party's negligence or intentional misconduct, including, but not limited to, any act by any governmental authority, act of war, natural disaster, strike, boycott, embargo, shortage, riot, lockout, labor dispute, civil commotion.

         14.2 Notice of Force Majeure Event. Neither party shall be responsible for any failure to perform due to a Force Majeure Event provided that such party gives notice to the other party of the Force Majeure Event as soon as reasonably practicable, but not later than five (5) days after the date on which such Party knew or should reasonably have known of the commencement of the Force Majeure Event, specifying the nature and particulars thereof and the expected duration thereof; provided, however, that the failure of a party to give notice of a Force Majeure Event shall not prevent such party from relying on this Section except to the extent that the other party has been prejudiced thereby.

         14.3 Termination of Force Majeure Event. The party claiming a Force Majeure Event shall use reasonable efforts to mitigate the effect of any such Force Majeure Event and to cooperate to develop and implement a plan of remedial and reasonable alternative measure to remove the Force Majeure Event; provided, however, that neither party shall be required under this provision to settle any strike or other labor dispute on terms it considers to be unfavorable to it. Upon the cessation of the Force Majeure Event, the party affected thereby shall immediately notify the other party of such fact, and use its best efforts to resume normal performance of its obligations under the Agreement as soon as possible.

         14.4 Limitations; Termination. Notwithstanding that a Force Majeure Event otherwise exists, the provisions of this Section 14 shall not excuse (i) the obligation to pay money in a timely manner for Product actually delivered or other liabilities actually incurred that arose before the occurrence of the Force Majeure Event causing the suspension of performance; or (ii) any late delivery of Product, equipment, materials, supplies, tools, or other items caused solely by negligent acts or omissions on the part of such party. Should a Force Majeure Event prevent a party's performance under this Agreement for a period in excess of thirty (30) days, then the other party, in its sole discretion, may elect to terminate this Agreement by written notice thereof to the other party.

15. INSURANCE

          Each party agrees to maintain during the term of this Agreement (a) workers' compensation insurance as prescribed by the law of the state in which the respective party is performing services; (b) employer's liability insurance with limits of at least $500,000 per occurrence; (c) comprehensive automobile liability insurance if the use of motor vehicles is required, with limits of at least $1,000,000 for bodily injury and property damage for each occurrence; (d) comprehensive general liability insurance, including blanket contractual liability and broad form property damage, with limits of at least $1,000,000 combined single limit for personal injury and property damage for each occurrence; and (e) comprehensive general liability insurance endorsed to include products liability and completed operations coverage in the amount of $1,000,000 for each occurrence. Each party shall furnish to the other party certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage and the expiration date of each policy. Each party agrees that it, its insurer(s) and anyone claiming by, through, under or in its behalf shall have no claim, right of action or right of subrogation against the other party and the other party's affiliates, directors, officers, employees and customers based on any loss or liability insured against under the insurance required by this Agreement.

16. CREDIT LIMIT/FINANCIAL ASSURANCES

         In the event CUSTOMER exceeds the credit limit as defined in Exhibit A; or has any outstanding invoice for more than ninety (90) days, MFGR shall have the right to stop shipments of Product to CUSTOMER until CUSTOMER makes a sufficient payment to bring its account within the credit limit provided.

17. MANUFACTURING LICENSE

         (a) Subject to the terms, conditions and restrictions set forth herein, and MFGR's full compliance with its obligations under this Agreement, CUSTOMER grants to MFGR an exclusive, paid-up, royalty-free, worldwide license for the term of this Agreement to all of CUSTOMER's patents, licenses, trademarks, trade names, inventions, copyrights, know-how or trade secrets relating to the origin, design, manufacture, assembly, programming, operation, function, configuration, electrical wiring, installation, testing or service of the Product (the "Intellectual Property Rights") to manufacture, assemble and test the Product to be purchased by CUSTOMER pursuant to the terms and conditions of this Agreement. During the term of this Agreement, CUSTOMER agrees not to assert its patent or other rights against MFGR in a manner that would affect MFGR's ability to perform its obligations under this Agreement. MFGR agrees to use the Intellectual Property Rights licensed hereunder solely for the purpose of assembly, manufacture and testing of the Product, and for matters directly relating thereto. Subject to the terms, conditions and restrictions of this Agreement, CUSTOMER shall provide to MFGR prompt and complete access to all Intellectual Property Rights of CUSTOMER which relate to the manufacture, assembly and testing of the Product.

         (b) Nothing in this Agreement shall be construed to grant MFGR any right of license (i) with respect to any of CUSTOMER's products other than the Product or (ii) to grant MFGR any right to manufacture any other product or device incorporating the Intellectual Property Rights (or any portion thereof), or (iii) except as provided in subsection (a) above, to grant MFGR any right to use the Intellectual Property Rights or any portion thereof or (iv) to sublicense, assign or transfer any rights furnished hereunder by CUSTOMER to MFGR to any party other than a subsidiary, parent or affiliate of MFGR. MFGR agrees that it will not use the license granted by CUSTOMER hereunder in any manner inconsistent with the provisions of this Section 17. The license granted to MFGR pursuant to this Section 17 shall terminate in its entirety immediately upon termination of this Agreement pursuant to Section 8 above.

18.      MISCELLANEOUS

         MFGR and CUSTOMER acknowledge and agree that the manufacturing relationship set forth in this Agreement shall be exclusive for three (3) years from the date of this Agreement or fifteen (15) systems, whichever first occurs, so long as MFGR can meet the mutually agreed to order schedule and performance criteria of CUSTOMER and shall be a non-exclusive relationship thereafter. MFGR acknowledges and agrees that CUSTOMER may elect, at any time, to use one or more alternate suppliers to manufacture the Product if MFGR is unable to meet its obligations under this Agreement.

         18. 2 Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of California, without reference to conflict of laws principles.

         18. 3 Jurisdiction. For any dispute arising out of or in connection with this Agreement, the parties hereby consent to the personal and exclusive jurisdiction of and venue in the state and federal courts within Santa Clara County, California.

         18.4 Integration Clause. This Agreement (including the Exhibits and Schedules to this Agreement) constitutes the entire agreement of the parties, superseding all previous agreements, written or oral, covering the subject matter of this Agreement. This Agreement shall not be changed or modified except by written agreement, specifically amending, modifying and changing this Agreement, signed by MFGR and CUSTOMER.

         18. 5 Severability. In the event that any provision or provisions of this Agreement shall be invalid, the remainder of this Agreement shall remain in full force and effect. The parties agree to replace such invalid provision or provisions with valid ones which will have an economic effect as close as possible to the invalid provision or provisions.

         18. 6 Order of Precedence. All quotations, Purchase Orders, acknowledgments and invoices issued pursuant to this Agreement are issued for convenience of the Parties only and shall be subject to the provisions of this Agreement and the Exhibits hereto. When interpreting this Agreement, precedence shall be given to the respective parts in the following descending order: (a) this Agreement; (b) Schedules and Exhibits to this Agreement; and (c) if Purchase Orders are used to release Product, those portions of the Purchase Order that are not pre-printed and which are accepted by MFGR. The parties acknowledge that the preprinted provisions on the reverse side of any such quotation, Purchase Order, acknowledgment or invoice shall be deemed deleted and of no effect whatsoever. No modification to this Agreement, the Exhibits or any Purchase Order shall be valid without the prior written consent of MFGR and CUSTOMER.

         18.7 Assignment. Neither this Agreement nor any rights or obligations hereunder shall be transferred or assigned by either party without the written consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, this Agreement may be assigned by CUSTOMER to any corporation controlling, controlled by or under common control with its parent corporation or to any successor to substantially all the business of the CUSTOMER.

         18.8 Notices. Wherever one party is required or permitted or required to give written notice to the other under this Agreement, such notice will be given by hand, by certified U.S. mail, return receipt requested, by overnight courier, or by fax and addressed as follows:

         If to Buyer:                                         with a copy to:

         Intraop Medical, Inc.                                TBD
         3170 De La Cruz Boulevard
         Suite 108
         Attn: President
         Phone: (408) 986-6020
         Fax:     (408) 986-0222

         If to Seller:                                        with a copy to:

         CDS Group Corporation                                TBD
         4425 Technology Drive
         Fremont, CA 94538
         Attn: President
         Phone: (510) 979-1444
         Fax: (510) 979-6313

     All such notices shall be effective upon receipt. Either party may designate a different notice address from time to time upon giving ten (10) days' prior written notice thereof to the other party.

         18. 9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         18. 10 Relationship of the Parties. The relationship of CUSTOMER and MFGR established by this Agreement is solely that of independent contractors, and nothing in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) make either party an agent of the other for any purpose whatsoever

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written by their duly authorized representatives


CDS Group Corporation                          INTRAOP MEDICAL INC.
         d/b/a

Delaware Ontario Technologies Corporation

Signed            James H. Anderson            Signed      Donald A. Goer
         -----------------------------------   --------------------------------

Name:             James Howard Anderson        Name:       Donald A. Goer
         -----------------------------------   --------------------------------

Title:            V.P. Sales                   Title:      President & CEO
         -----------------------------------   --------------------------------

                       EXHIBIT A - PRICING & SPECIAL TERMS




MFG AGREEMENT COVERAGE: MOBETRON product and/or its accessories (Ref. Exhibit B)


[* * *]










*** Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

9/17/02

                                    EXHIBIT B

1. PRODUCT DEFINITION

[* * *]










2. RESPONSIBILITIES OF MFGR

MFGR shall use the CUSTOMER Product design documentation to procure, fabricate, stock, assemble, inspect, test and package for shipment the Product in conformity with the Specifications listed.

MFGR will do all final assembly and testing at the MFGR facility in _Fremont_, California so as to provide opportunity for the CUSTOMER to monitor conformance to this Agreement and inspect quality of the processes for manufacturing.

MFGR shall be responsible for generating its own internal manufacturing documentation (Operational Method Sheets, Work Instructions, Bills of Materials, Work Orders, Inspection Records) for controlling the manufacturing of the Product.

MFGR shall assign a Program Manager to assist in the cross functional coordination of activities necessary for manufacturing the Product and supporting the CUSTOMER.

MFGR shall provide to the CUSTOMER regular status reports on the progress, scheduled delivery dates, and problems of manufacturing. Regular coordination and program review meetings should be held with the CUSTOMER.

MFGR shall provide cubical space within the manufacturing center and computer network connection to the manufacturing files relating to the Product so the CUSTOMER technical staff can provide effective support to manufacturing.

MFGR shall control the CUSTOMER documentation in a secure Document Control center and limit distribution and access to the documentation to only those that are directly involved with manufacturing the Product.

MFGR shall maintain "as built" configuration records to the revision level for all assemblies used in the manufacture of the Product. The configuration records shall be included in the DHR (device history record) along with test records and other documents pertinent to defining the configuration of a particular serial numbered Product.

3. RESPONSIBILITIES OF CUSTOMER

CUSTOMER shall be responsible for the design of the Product. All specifications, engineering drawings and documentation necessary for fabrication and system level testing of the Product will be developed by CUSTOMER and supplied to MFGR. and/or its vendors.

CUSTOMER shall make available technical expertise and support to MFGR in resolving problems, training, testing, and development of tooling relating to manufacturing of the Product.

CUSTOMER shall be responsible for maintaining the Product design documentation in such a way as to make manufacturing the Product easier and more cost effective over time. Suggestions by MFGR to the CUSTOMER for changes to the Product design or documentation will be evaluated in a timely manner and incorporated to a mutually agreed to schedule.


*** Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CUSTOMER's engineering representative shall be required to sign off and approve disposition of material that is classified by MFGR's MRB (material review board) as obsolete, repair, or use-as-is. Rework of material to meet specifications will not require CUSTOMER approval.

4. CUSTOMER QUALITY REQUIREMENTS

         The following Quality Requirements shall be adhered to by MFGR during the manufacture of said Product. Additional requirements may be added to Product Purchase Orders. . Additional quality requirements added to Product Purchase Orders could result in additional cost to the MFGR. Any additional cost would be the responsibility of the CUSTOMER

         QR 1. FIRST ARTICLE INSPECTION - First Article Inspection and report shall be performed by the CUSTOMER and shall include evidence of all drawing dimensions and notes unless otherwise specified.

         QR 2. SOURCE INSPECTION MFGR shall notify CUSTOMER Quality Assurance 48 hours in advance prior to shipment to allow CUSTOMER to verify and accept Product at the MFGR's premises. In addition, this inspection may include any in-process inspections, test witnessing or review of test data as specified on the CUSTOMER Purchase Order.

         QR 3. CHANGE IN PRODUCTION OR SERVICE MFGR and supplier contractors and consultants shall notify the initiator of CUSTOMER Purchase Order and CUSTOMER Quality Assurance of any changes in the Product or service so that CUSTOMER may determine whether the changes may affect the quality of the Product.

         QR 4. QUALITY PRE-ASSESSMENT QUESTIONNAIRE - Questionnaire shall be completed by MFGR and returned to CUSTOMER Quality Assurance within seven days of receipt. CUSTOMER Quality Assurance will review and evaluate the systems, organization and quality provisions of MFGR upon receipt of the completed questionnaire.

         QR 5. SITE VISIT AND ASSESSMENT -CUSTOMER may perform a site visit at MFGR's facility to review and evaluate the systems, organization and quality provisions of MFGR before supplier approval is granted. Prior to the actual visit and assessment, a notification letter shall be sent to MFGR by CUSTOMER Quality Assurance coordinating the date, time, names of visitors and the purpose of the visit. In addition, follow-up or routine visits may also be required by CUSTOMER personnel.

         QR 6. ISO 9000 QUALITY SYSTEM -MFGR shall have a documented quality system compliant to the applicable ISO 9000 standard (ISO 9001 or 9002).

         QR 8. QUALITY PROGRAM (MINIMUM REQUIREMENTS) -MFGR shall have a quality program consisting of documented quality and inspection procedures, a documented calibration control program traceable to NIST standards and production travelers/work orders with lot traceability to operator, process, equipment, and materials used to produce theComponents.

         QR 9. TOOLING - Tooling manufactured by a supplier for fabricating CUSTOMER parts shall be marked with the CUSTOMER Component Number and Revision of that Component that is being fabricated by the tool. MFGR shall maintain records showing the number of cycles the tooling has been operated. Tool design drawings shall be supplied to, and approved by, CUSTOMER, if requested. Tooling that is paid for by CUSTOMER shall be returned toCUSTOMER, if requested.

         QR 10. WORKMANSHIP CRITERIA -MFGR workmanship criteria shall be expressed in documented standards, or by means of identified and approved representative samples. Training records and personnel certifications (i.e. welding certs) shall be maintained by MFGR. A copy of the workmanship criteria, if requested, shall be supplied to CUSTOMER for review.

         QR 12. CERTIFICATE OF COMPLIANCE - A certificate of compliance shall be provided by MFGR with each lot sent to CUSTOMER. The certificate should include CUSTOMER Component Number and Revision, CUSTOMER Purchase Order Number, Quantity, Signature of Authority, and a statement that the part/service supplied meets all of the Purchase Order and drawing requirements, and that appropriate material and inspection records are on file.

         QR 13. MARKING AND PACKAGING - Components shall be marked, or bulk bagged and tagged, with supplier Component Number and Revision in accordance with CUSTOMER drawing requirements, and preferably identified by CUSTOMER Component Number and Revision. The MFGR shall package the Components in a manner that will prevent the Components from being scratched or damaged from shipping, or contaminated by particulates from packaging, as specified by the Purchase Order, if applicable.

         QR 14. LOT CONTROL NUMBERS -MFGR shall have a system and procedures in place for identifying each lot of Components with a unique control number to assure control and traceability of materials used in the manufacturing process.

         QR 20. TEST DATA -MFGR shall prepare written test procedure(s) that have defined acceptance criteria and be approved byCUSTOMER. A copy of the test data shall be provided by MFGR with each lot delivered toCUSTOMER.

[SIX PAGES OF TECHNICAL AND PROPRIETARY INFORMATION HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.]

                                    EXHIBIT C

[TWO PAGES OF CONFIDENTIAL COST AND PRICING INFORMATION HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.]

                                                                    Exhibit 31.1

        CERTIFICATION PURSUANT TO RULE 13a-14 OR 15d-14 OF THE SECURITIES
         EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, David Shamy, Principal Executive Officer and Principal Financial Officer of Intraop Medical Corporation (formerly Digitalpreviews.com, Inc.) (the "Registrant"), certify that:

(1) I have reviewed this quarterly report on Form10-QSB/A of Intraop Medical Corporation (formerly Digitalpreviews.com, Inc.);

(2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

(3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this quarterly report;

(4) The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

(5) The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent functions):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and

(6) The Registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other facts that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                                 /s/   David Shamy
                                                 ---------------------------
                                                 David Shamy
                                                 Principal Executive Officer
                                                 Principal Financial Officer

                                                 Date:  July 14, 2004

                                       17
                                                                    Exhibit 32.1

                           INTRAOP MEDICAL CORPORATION
                      (FORMERLY DIGITALPREVIEWS.COM, INC.)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Intraop Medical Corporation (formerly Digitalpreviews.com, Inc.) (the Company) on Form 10-QSB/A for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David Shamy, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/   David Shamy
                                                 ---------------------------
                                                 David Shamy
                                                 Principal Executive Officer
                                                 Principal Financial Officer

                                                 Date:  July 14, 2004


A signed original of this written statement required by Section 906 has been provided to Intraop Medical Corporation and will be retained by Intraop Medical Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                   APPENDIX D

   10-KSB/A REPORT OF INTRAOP MEDICAL CORPORATION FOR THE FISCAL YEAR ENDING

                               DECEMBER 31, 2003

                                   [ATTACHED]

================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                  Form 10-KSB/A

(Mark One)
    [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         For the fiscal year ended December 31, 2003
                                       OR
    [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         For the transition period from _____to _____

                        Commission file number: 000-49735
                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

                 Nevada                                  No. 87-0642947
     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                   Identification No.)

                7408 Comstock Circle, Salt Lake City, Utah 84121
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (801) 943-2345

        Securities registered pursuant to Section 12(b) of the Act: None

      Title of Each Class          Name of Each Exchange on Which Registered
      -------------------          -----------------------------------------
        Not applicable                         Not applicable

           Securities Registered Pursuant to Section 12(g) of the Act:
                         Common Stock, $0.001 Par Value

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

     Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes[ ] No [X]

     As of April 8, 2004, the aggregate market value of the voting Common Stock held by non-affiliates of the registrant (2,266,205 shares) was approximately $4,305,790 based upon the last reported sales price of our Common Stock as reported by the Over-The-Counter Bulletin Board on that date of $1.9 per share. The aggregate market value calculation excludes the aggregate market value of shares beneficially owned by the executive officers and directors of the registrant and holders affiliated with them (20,017,795 shares). This determination of affiliate status is not necessarily a conclusive determination that such persons are affiliates for any other purposes. The number of outstanding shares of the registrant's Common Stock as of April 8, 2004 was 22,284,000.




================================================================================

                           Forward-Looking Statements.

     This Annual Report on Form 10-KSB/A contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities and Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements be subject to safe harbors created by these statutes to the extend they apply. Wherever possible these forward-looking statements are identified by such words as "anticipates," "believes," "estimates," "intends," "plans," "projects," "expects," "will," and similar expressions. Forward-looking statements involve risks and uncertainties and actual results may differ materially from such statements. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate.

     The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events. Readers are urged to carefully review and consider the various disclosures made by Intraop Medical Corporation in this report and in our other reports filed with the Securities and Exchange Commission (the "SEC"), and available on the SEC's website at www.sec.gov, that attempt to advise interested parties of the risks and factors that may affect our business.

                                     PART I

Item 1.  Business.

Overview
--------

     Dialclass.com, Inc. (the "Subsidiary") was organized under the laws of the State of Nevada on March 26, 1999. Intraop Medical Corporation, formerly "Digitalpreviews.com, Inc.," (the "Parent") was organized under the laws of the State of Nevada on November 5, 1999. On March 31, 2000, a reorganization was consummated between Dialclass.com, Inc. and Intraop Medical Corporation, whereby Dialclass.com, Inc. became the wholly owned subsidiary of Intraop Medical Corporation. In the reorganization, Mr. David Shamy contributed 1,000,000 shares of common stock of the Subsidiary back to the Subsidiary for cancellation. The other shareholders of the Subsidiary received one share of the Parent's Common Stock for each share of the Subsidiary's common stock which they have held previously. On October 1, 2003, Intraop Medical Corporation spun-off its Subsidiary to its stockholders of record on October 1, 2003 by dividending to such stockholders all of the shares of the Subsidiary. At the time of the spin-off the Subsidiary had no operations of assets.

     The initial purpose of Intraop Medical Corporation (the "Company") was to engage in a consulting and seminar business. The Company has not generated any revenues from its consulting and seminar business. The Company is considered a developmental stage company as defined in Statement of Financial Accounting Standards No. 7. As of the date hereof, the Company has no employees other than management who serve on an as needed basis. In September 2003, the Company, in anticipation of negotiating a potential merger with an operating company, formally abandoned its consulting and seminar business operations. On October 3, 2003 certain of the Company's stockholders agreed to sell to Peyton, Chandler & Sullivan, Inc. ("PCS") and its assigns 2,264,735 shares of the Company's Common Stock representing approximately 10% of the Company's outstanding Common Stock. On December 15, 2003, the Company entered into a non-binding letter of intent to merge with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target"). In anticipation of such Merger, the Company changed its name from Digitalpreviews.com, Inc. to Intraop Medical Corporation on December 30, 2003. On February 24, 2004, the Company signed a definitive agreement and plan of reorganization (the "Merger Agreement") with the Target.

     Pursuant to the Merger Agreement, the Target will be merged with and into the Company in a tax-free exchange of stock (the "Merger"). Under the Merger Agreement, the Company will issue one share of its Common Stock in exchange of each share of the Target's outstanding capital stock on the closing date of the proposed Merger. All stock numbers herein reflect the Company's 20-for-1 forward stock split that occurred on October 1, 2003.

     On the closing of the Merger, as directed by the Target, the Company will cancel up to 19,932,265 shares of its common stock currently owned of record by its principal shareholder, David Shamy. Assuming conversion of all the Target's convertible promissory notes into shares of common stock and based on current assumptions about the conversion of the Target preferred stock into common stock, the Company is expected to issue approximately 14,923,000 shares of common stock to current Target stockholders and convertible note holders on the closing of the Merger. In addition, the Company expects to assume options, warrants and rights to shares under the Target's convertible debt to acquire up to a total of approximately 2,867,000 shares. Assuming that all of the cancelable shares held by Mr. Shamy are cancelled and retired, there is currently expected to be approximately 21,000,000 shares outstanding (fully diluted) on or about the closing date of the Merger (including approximately 858,000 shares issuable for services rendered in connection with the Merger).

     The Merger Agreement is subject to a number of important conditions, including the approval of both the Company's and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement. If all such conditions are met or waived and based on reasonable assumptions on the timing of stockholder approval, it is expected that the Merger will occur not later than August 15, 2004. However, there can be no assurances that the Merger will occur by then or at all. If the closing does occur, the Company will assume the Target's business and that business will become the sole business of the Company. Solicitation of the Company's and the Target's stockholders will be accomplished through formal consent solicitations. This report is for informational purposes only and is not a solicitation of consents or proxies.

Item 2.  Properties.

     The Company's headquarters consist of approximately 600 square feet of office space which is located at 7408 Comstock Circle, Salt Lake City, Utah 84121. This space is provided to the Company by its President as a accommodation to the Company. If the Merger is consummated, the Target's headquarters will become the Company's headquarters.

Item 3.  Legal Proceedings.

     The Company is not a party to any material pending legal proceedings, and to the best of its knowledge, no such proceedings by or against the Company have been threatened.

Item 4.  Submission of Matters to a Vote of Security Holders.

     There was no matter submitted during the fourth quarter of fiscal year ended December 31, 2003, to a vote of security holders, through the solicitation of proxies or otherwise.

                                     PART II

Item 5.  Market for Registrant's Common Equity and Related Stockholder Matters.

 (a) Market information.

     The Company's Common Stock began trading on the Over-the-Counter Bulletin Board (the "OTC/BB") on February 27, 2004 under the symbol "IOPM." There are currently 22,284,000 shares of the Company's Common stock issued and outstanding. Of these, 20,000,000 are restricted shares held by David Shamy, an affiliate of the Company, of which 19,932,265 are subject to cancellation upon closing of the proposed Merger. Of the remaining 2,284,000 shares, approximately 2,200,000 are currently tradable without restriction in the public market under SEC Rule 144(k) and an additional approximately 84,000 will be available in May 2004 under Rule 144(k). Almost all of the shares of the Company's stock not held by Shamy were transferred to a group of holders in connection with the proposed Merger.

 (b) Holders.

     On February 25, 2004, there were approximately 59 holders of record of the Company's Common Stock.

 (d) Dividends.

     Since its inception, no dividends have been paid on the Company's Common Stock. The Company intends to retain any earnings for use in its business activities, so it is not expected that any dividends on the Common Stock will be declared and paid in the foreseeable future.

 (e) Recent Sales of Unregistered Securities.

     During January 2000, the Subsidiary issued 30,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $15,000 (or $0.50 per share). The transaction was an isolated transaction with a total of three persons having a close affiliation with either the Subsidiary or with an officer of the Subsidiary and was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Act because of not being part of a public offering. Each of the three purchasers was a sophisticated investor. The shares were converted to Company shares in May 2000, on a one for one basis as part of the business reorganization between the Subsidiary and the Company.

     During May 2000, in connection with the business reorganization between the Subsidiary and the Company, the Company issued 1,200,000 shares of common stock in exchange for 60,000 shares of Subsidiary common stock. The transaction was an isolated transaction with a total of six persons having a close affiliation with either the Company or with an officer of the Company and was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Act because of not being part of a public offering. Each of the six purchasers was a sophisticated investor.

Item 6.  Selected Financial Data.

     Not applicable.

Item 7.  Management's Discussion and Analysis or Plan of Operation.

Forward-Looking Statements

     Except for the historical information and discussions contained herein, statements contained in this Form 10-KSB/A may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the Company's ability to raise operating capital through the sale of equity securities; to successfully launch its products into the market and other risks, uncertainties and factors discussed elsewhere in this Form 10-KSB/A or in the Company's other filings with the Securities and Exchange Commission.

Plan of Operation

     In September 2003, the Company, in anticipation of negotiating a potential merger with an operating company, formally abandoned its consulting and seminar business plans. On September 25, 2003 the Board of Directors has approved a 20:1 share dividend to the holders of the Company's Common Stock. On October 3, 2003 certain of the Company's stockholders agreed to sell to PCS and its assigns 2,264,735 shares of the Company's Common Stock representing approximately 10% of the Company's outstanding Common Stock. On December 15, 2003, the Company entered into a non-binding letter of intent to merge with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target"). On February 24, 2004, the Company signed a definitive agreement and plan of reorganization with the Target. The Merger is subject to a number of important conditions, including the approval of both the Company's stockholders and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement. If all such conditions are met or waived and based on reasonable assumptions on the timing of the stockholders approval, the Merger is expected to be completed no later than August 15, 2004, but the Merger Agreement does not automatically expire if the Merger is not consummated by such date. There are no assurances that the Merger will occur by then or at all. If the Merger is not completed by July 31, 2004, either the Target or the Company may terminate the Merger.

     If the Merger is completed the business of the Company will be the business of the Target. It is expected that before or after completion of the Merger the Company may seek additional equity investment, resulting in further dilution to current stockholders.

     In the event the Merger is not completed, the Company may seek another merger partner. The Company may not have the resources to operate a business without acquiring one by way of merger.

Item 8.  Financial Statements and Supplementary Data.

         The Company's Financial Statements are located on the pages indicated below:
                                                                     Page Number
                                                                     -----------

         Independent Auditor's Report                                     5

         Financial Statements:

               -  Consolidated Balance Sheets at December 31,             6
                  2003 and 2002

               -  Consolidated Statements of Operations for the           7
                  years ended December 31, 2003 and 2002 and for the period from November 5, 1999 through December
                  31, 2003

               -  Consolidated Statement of Stockholders' Equity          8
                  (Deficit) from the date of inception on November
                  5, 1999 through December 31, 2003

               -  Consolidated Statements of Cash Flows for the           10
                  years ended December 31, 2003 and 2002 and for the period from inception on November 5, 1999 through December 31, 2003

         Notes to the Financial Statements                                11

Board of Directors
Intraop Medical Corporation and Subsidiary
(Formerly DigitalPreviews.com, Inc. and Subsidiary)
Salt Lake City, Utah



We have audited the accompanying consolidated balance sheet of Intraop Medical Corporation and Subsidiary (formerly DigitalPreviews.com, Inc. and Subsidiary) (a Development Stage Company) as of December 31, 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2002 and for the period from inception on November 5, 1999 through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the consolidated financial position of Intraop Medical Corporation and Subsidiary (formerly DigitalPreviews.com, Inc. and Subsidiary) (a Development Stage Company), as of December 31, 2003, and the consolidated results of their operations and cash flows for the years ended December 31, 2003 and 2002 and for the period from inception on November 5, 1999 through December 31, 2003 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that Intraop Medical Corporation and Subsidiary (formerly DigitalPreviews.com, Inc. and Subsidiary) will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has incurred losses since inception and has not yet been successful in establishing profitable operations, raising substantial doubt about it's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.





/s/ Madsen & Associates, CPAs Inc.
February 25, 2004
Salt Lake City, Utah

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET

ASSETS                                            December 31,     December 31,
                                                      2003             2002
 Current Assets
   Cash in bank                                    $        93      $     3,719
                                                 --------------   --------------
     Total Current Assets                                   93            3,719

 Other Assets
   Deferred Stock Offering Costs                             -           24,742
                                                 --------------   --------------
 Total Other Assets                                         93           24,742

TOTAL ASSETS                                       $        93      $    28,461
                                                 ==============   ==============

LIABILITIES & STOCKHOLDERS' EQUITY
 Current Liabilities
   Accounts payable                                $         -      $    31,310
   Note payable - shareholder                            5,000            5,000
                                                 --------------   --------------
     Total Liabilities                                   5,000           36,310
 Stockholders' Equity
   Preferred stock, $.001 par value, 5,000,000
    shares authorized, no share issued and
    outstanding                                              -                -
   Common stock, $.001 par value, 50,000,000
    shares authorized, 22,284,000 shares issued
    and outstanding                                     22,284           22,284
   Capital in excess of par value                       59,161           20,416
   Deficit accumulated during the development
    stage                                              (86,352)         (50,549)
                                                 --------------   --------------
    Total Stockholders' Equity                          (4,907)          (7,849)
                                                 --------------   --------------
     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY      $        93      $    28,461
                                                 ==============   ==============







   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                     November 5,
                                                                        1999
                                                                     (date of
                                      For the year   For the year    inception)
                                          ended          ended           to
                                      December 31,   December 31,   December 31,
                                          2003           2002           2003
                                      ------------   ------------   ------------

Revenue                                 $       -      $       -      $       -

Expenses

    General and Administrative            (35,803)        (7,323)       (86,352)
                                      ------------   ------------   ------------

Net (loss) before income taxes            (35,803)        (7,323)       (86,352)

Current Tax Expense                             -              -              -

Deferred Tax Expense                            -              -              -
                                      ------------   ------------   ------------

         Net (loss)                     $ (35,803)     $  (7,323)     $ (86,352)
                                      ============   ============   ============

Loss Per Common Share
      Basic and diluted                      (.00)          (.00)          (.00)
                                      ============   ============   ============







   The accompanying notes are an integral part of these financial statements.

                               INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                           (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                                      (A DEVELOPMENT STAGE COMPANY)
                        CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                   FROM NOVEMBER 5, 1999 (Date of Inception) THROUGH DECEMBER 31, 2003

                   Preferred     Preferred       Common        Common      Capital in
                     Stock         Stock         Stock         Stock       Excess of    Accumulated
                     Shares        Amount        Shares        Amount      Par Value     (Deficit)
                  ------------  ------------  ------------  ------------  ------------  ------------
Balance,
 November 5, 1999           -     $       -             -     $       -     $       -     $       -

Issuance of
 20,000,000 shares
 of common stock
 for cash at $.005
 per share,
 December 1999              -             -    20,000,000        20,000       (15,000)            -

Issuance of
 1,000,000 shares
 of common stock
 for cash at $.05
 per share,
 December 1999              -             -     1,000,000         1,000         1,500             -

Net (loss) for
 period                     -             -             -             -             -        (8,589)
----------------------------------------------------------------------------------------------------

Balance,
 December 31, 1999          -             -    21,000,000        21,000       (13,500)       (8,589)

Issuance of
 1,200,000 shares
 of common stock
 for stock per
 reorganization
 agreement, May
 2000                       -             -     1,200,000         1,200        29,800             -

Net (loss) for
 period                     -             -             -             -             -       (29,239)
----------------------------------------------------------------------------------------------------

Balance,
 December 31, 2000          -             -    22,200,000        22,200        16,300       (37,828)

Net (loss) for
 period                     -             -             -             -             -        (5,398)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Balance,
----------------------------------------------------------------------------------------------------
 December 31, 2001          -             -    22,200,000        22,200        16,300       (43,226)







               The accompanying notes are an integral part of these financial statements.

                               INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
                           (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                                      (A DEVELOPMENT STAGE COMPANY)
                        CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                   FROM NOVEMBER 5, 1999 (Date of Inception) THROUGH DECEMBER 31, 2003

                   Preferred     Preferred       Common        Common      Capital in
                     Stock         Stock         Stock         Stock       Excess of    Accumulated
                     Shares        Amount        Shares        Amount      Par Value     (Deficit)
                  ------------  ------------  ------------  ------------  ------------  ------------
Issuance of 84,000
 shares of common
 stock for cash at
 $.001 per share,
 May 2002                   -             -        84,000            84         4,116             -

Net (loss) for
 period                     -             -             -             -             -        (7,323)
----------------------------------------------------------------------------------------------------

Balance,
 December 31, 2002          -             -    22,284,000        22,284        20,416       (50,549)

Net (loss) for
 period                     -             -             -             -             -       (35,803)
----------------------------------------------------------------------------------------------------

Balance,
 December 31, 2003          -     $       -    22,284,000     $  22,284     $  59,161     $ (86,352)
====================================================================================================

----------------------------------------------------------------------------------------------------
Note: Statement of Shareholder's Equity has been restated to retroactively give effect to a 20:1 forward stock split which occurred on October 1, 2003.







               The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                         NET INCREASE (DECREASE) IN CASH

                                                                     November 5,
                                                                        1999
                                                                     (date of
                                      For the year   For the year    inception)
                                          ended          ended           to
                                      December 31,   December 31,   December 31,
                                          2003           2002           2003
                                      ------------   ------------   ------------
Cash Flows Provided by Operating
 Activities:

  Net Loss                              $ (35,803)     $  (7,323)     $ (86,352)
  Adjustments to reconcile net loss
   to net cash used by operating
   activities:
     Bad debt expense                           -              -         15,000
  Changes in assets and liabilities:
     Accounts payable                     (31,310)        11,760              -
     Deferred stock offering costs              -              -              -
     Note payable - shareholder                 -          5,000          5,000
                                      ------------   ------------   ------------

     Net Cash Provided (Used) by
      Operating Activities                (67,113)         9,437        (66,352)

Cash Flows Provided by Investing
 Activities

  Payment for note receivable                   -              -        (15,000)
                                      ------------   ------------   ------------

     Net Cash Provided (Used) by
      Investing Activities                      -              -        (15,000)

Cash Flows Provided by Financing
 Activities

  Capital contributed by shareholders      38,745              -         38,745
  Proceeds from issuance of common
   stock                                   24,742          4,200         42,700
  Payments for stock offering costs                      (11,760)             -
                                      ------------   ------------   ------------

     Net Cash Provided (Used) by
      Financing Activities                 63,487         (7,560)        81,445

           Net (Decrease) in Cash          (3,626)         1,877             93

           Cash at Beginning of
            Period                          3,719          1,842              -
                                      ------------   ------------   ------------

           Cash at End of Period        $      93      $   3,719      $      93
                                      ============   ============   ============

Supplemental Disclosures of Cash
 Flow Information:
     Cash paid during the period for:
       Interest                         $       -      $       -      $       -
       Income taxes                     $       -      $       -      $       -


   The accompanying notes are an integral part of these financial statements.

                   INTRAOP MEDICAL CORPORATION AND SUBSIDIARY
               (FORMERLY DIGITALPREVIEWS.COM, INC. AND SUBSIDIARY)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - The Company was organized under the laws of the State of Nevada on November 5, 1999 under the name DigitalPreviews.com ("Parent).
Dialaclass.com, Inc. ("Subsidiary") was organized under the laws of the State of Nevada on March 26, 1999.

On October 1, 2003, the Company spun-off its wholly-owned subsidiary, Dialaclass.com, Inc., to its shareholders of record by dividending to such shareholders all of the shares of Dialaclass.com, Inc. Dialaclass.com, Inc. had had no operations or assets from the date of inception to the time of the spin-off. There were no costs associated with the formation of Dialaclass.com, Inc., and at the time of the spin-off the shares of Dialaclass.com, Inc. had no value.

On January 21, 2004, the Company filed a Certificate of Amendment with the Secretary of State of Nevada to change the name of the Company from DigitalPreviews.com, Inc. to Intraop Medical Corporation. The Company has been seeking viable business opportunities but has not commenced operations as of December 31, 2003. The Company has not yet generated any revenues from its planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Consolidation - The consolidated financial statements include the accounts of Parent and the wholly owned Subsidiary. All significant intercompany transactions have been eliminated in consolidation.

Stock Offering Costs - Costs related to proposed stock offerings are deferred until the offering is completed and are offset against the proceeds of the offering as a reduction to capital in excess of par value. In the event a stock offering is unsuccessful, the costs related to the offering will be written-off directly to expense.

Revenue Recognition - The Company has not yet generated any revenue. The Company will recognize revenue when income is earned.

Interest Income - The Company recognizes interest income on impaired loans in the period when payment is received.

Research and Development - Research and development costs are expensed as incurred.

Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Accounting Estimates - The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

NOTE 2 - BUSINESS REORGANIZATION

On May 1, 2000 the Company entered into an Agreement and Plan of Reorganization wherein Parent acquired all the issued and outstanding shares of common stock of Subsidiary in a stock for stock exchange. Parent issued 1,200,000 shares of common stock in the exchange. Parent and Subsidiary had similar ownership at the time of reorganization and were considered to be entities under common control. Accordingly, the reorganization has been recorded in a manner similar to a pooling of interest. The results of operations of Subsidiary have been included in the consolidated financial statements since the date of inception of Subsidiary.

NOTE 3 - IMPAIRED NOTE RECEIVABLE

On August 18, 2000 the Company signed a 30-day note receivable with Thinmillionaire.com, Inc. The Company loaned $15,000 to Thinmillionaire.com, Inc. at 10% interest per annum. As an incentive, Thinmillionaire.com, Inc. agreed to issue 3,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the note and a new note was signed on January 5, 2001 for the outstanding principal and accrued interest for a total of $15,579. The new note was due June 5, 2001 and accrued interest at 10% per annum. As an incentive, Thinmillionaire.com, Inc. agreed to issue 6,000 shares of common stock to the Company.

Thinmillionaire.com, Inc. defaulted on the new note receivable.

Thinmillionaire.com, Inc. does not currently have the resources to repay the note and the note receivable is considered impaired. Although the Company intends to continue its efforts to collect the impaired note receivable, an allowance for doubtful accounts has been accrued for the amount of the impaired note receivable and no interest income has been recognized. A bad debt expense of $15,000 was recorded as part of general and administrative expense in December 2000. A summary of the impaired note receivable is as follows:

                                                  December 31, 2003
                                                  -----------------

         Note Receivable                              $     15,000
         Less: Allowance for Doubtful Account              (15,000)
                                                  -----------------
                                                      $          -

NOTE 4 - MANUSCRIPT AND TRANSCRIPTS

The Company paid $14,831 from January through December 2002 to consultants to prepare a manuscript about online investing with accompanying transcripts for audiotapes and a handbook. The costs of the manuscript and transcripts are considered research and are included in general and administrative expense.

NOTE 5 - CAPITAL STOCK

Preferred Stock - The Company has authorized 5,000,000 shares of preferred stock, $.001 par value, which such rights, preferences and designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at December 31, 2003.

Common Stock - On September 25, 2003 the shareholders of the Company voted to effect a 20 for 1 forward split of the Company's outstanding common stock effective October 1, 2003. The number of shares of outstanding common stock was increased from 1,114,200 shares to 22,284,000 shares of common stock as a result of this forward split. The financial statements and all share amounts contained herein have been restated retroactively to the date of inception to give effect to the stock split.

During December 1999, in connection with its organization, the Company issued 20,000,000 shares of its previously authorized, but unissued common stock. The shares were issued for cash in the amount of $5,000 (or $.005 per share).

During December 1999, the Company issued 1,000,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $2,500 (or $.05 per share).

During May 2000, in connection with the business reorganization, Parent issued 1,200,000 shares of common stock in exchange for 60,000 shares of Subsidiary common stock.

During May 2002, the Company issued 84,000 shares of its previously authorized but unissued common stock. The shares were issued for cash in the amount of $4,200 (or $1.00 per share).

In December of 2003 a shareholder contributed $38,745 for payment of accounts payable and operating expenses. The shareholder received no common stock for this capital contribution.

NOTE 6 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

The Company has available at December 31, 2003, unused operating loss carry forwards of $86,352. The amount of and ultimate realization of the benefits from the operating loss carry forwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carry forwards, the Company has established a valuation allowance equal to the tax effect of the loss carry forwards and, therefore, no deferred tax asset has been recognized for the loss carry forwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

Management Compensation - As of December 31, 2003, the Company has not paid any compensation to any officer or director of the Company.

Office Space - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his office as a mailing address, as needed. The cost is minimal and has not been recorded as a expense of the Company.

NOTE 8 - GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principals, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since its inception and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise the necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 9 - LOSS PER SHARE

The following data shows the amounts used in computing loss per share:

                                                                                          November 5, 1999
                                                                                              (date of
                                              For the year ended    For the year ended      inception) to
                                               December 31, 2003    December 31, 2002     December 31, 2003
                                              ------------------    ------------------    -----------------
Loss from Continuing operations available        $       35,803       $       (7,323)       $      (86,352)
to common shareholders (numerator)

Weighted average of common shares                    22,284,000           22,256,000            22,110,195
outstanding used in loss per share for the
period (denominator)


Dilutive loss per share was not presented as the Company had no common stock equivalent shares for all period presented that would affect the computation of diluted loss per share.

NOTE 10 - MERGER AGREEMENT

On October 3, 2003 certain of the Company's shareholders agreed to sell to Peyton, Chandler & Sullivan, Inc. (PCS) and its assigns 2,264,735 shares of the Company's common stock representing approximately ten (10%) percent of the Company's common stock. On December 15, 2003, the Company signed a non-binding letter of intent to acquire substantially all of the assets of Intraop Medical, Inc. and assume certain liabilities and obligations of that Company. Both parties agreed to negotiate a definitive written agreement providing for an acquisition or merger between the companies. However, the letter of intent specifies that the parties have no obligation to consummate a purchase or merger until the definitive written agreement is accepted by both companies. Intraop Medical, Inc. manufactures and sells specialized medical equipment.

NOTE 11 - SUBSEQUENT EVENT

On February 24, 2004, the Company signed a definitive agreement and plan of reorganization (the "Merger Agreement") with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target") under which the Target will be merged with and into the Company in a tax-free exchange of stock. Under the Merger Agreement, the Company will issue one share of its common stock in exchange for each share of the Target outstanding on the closing date of the proposed merger. All of the Target's obligations under its outstanding options, warrants, and convertible securities will be assumed by the Company. The closing of this merger is dependent upon a number of conditions, including the approval of both the Company's and the Target's stockholders, the satisfaction by the Target of its due diligence investigation of the Company and the satisfaction of customary closing conditions contained in the Merger Agreement.

On June 29, 2004, the Company and the Target agreed to amend the Merger Agreement to extend to July 31, 2004 the date after which, should the merger not be complete, either party may terminate the merger.



Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     The accounting firm of Pritchett, Siler & Hardy, P.C., (PSH) of Salt Lake City, Utah has been the independent auditors for the Company since the inception of the Company until April 5, 2003. In 2003, PSH has refused to audit the financial statements of the Company for the fiscal year ended December 31, 2002. The refusal by PSH was based upon its concern that its independence from the Company had been compromised by unpaid invoices issued to the Company by PHS for part services. Mr. Ted Madsen, an accountant in Salt Lake City, Utah was retained by the Company on or about April 5, 2003, to audit the financial statements of the Company for its fiscal years ended December 31, 2002 and December 31, 2003.

     In its prior reports, PHS has expressed its opinion that various factors about the Company raise substantial doubt about the ability of the Company to continue as a going concern. Otherwise, there have been no adverse opinions about the Company by PHS or disagreements about accounting procedures or policy.

Item 9A.  Controls and Procedures.

     As required by Rule 13a-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), we carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures within the 90 days prior to the filing date of this report. This evaluation was carried out under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, Mr. David Shamy. Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective in timely alerting management to material information relating to us required to be included in our periodic SEC filings. There have been no significant changes in our internal controls or in other factors that could significantly affect internal controls subsequent to the date we carried out our evaluation.

     Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

                                    PART III

Item 10.  Directors and Executive Officers of the Registrant.

Directors and Officers.

     The following persons are the current executive officers and directors of the Company:

            NAME           AGE                     POSITION
        David Shamy         51      Chief Executive Officer/President/
                                    Chief Financial Officer/Director
        Phil Ray            66      Vice President/Treasurer/Director

     Directors are elected by stockholders annually.

     David Shamy
     -----------

     David Shamy has been a Director of the Company since the inception of the Company. David Shamy has been employed by Stanford Investment Systems for the past eleven years. Mr. Shamy is the sole officer, director and shareholder of Stanford Investment Systems making him essentially self-employed. Through Stanford Investment Systems he contracts out his services as a presenter at seminars. He has given more than 7800 lectures in more than 500 cities in four countries. His presentation topics have included online investing, real estate investment, tax strategies, business training, small business start-up, and motivation. He has been a licensed real estate broker since 1981 and has founded a publishing company, a craft and import company and several entrepreneurial start-up companies. Davis Shamy was named to the Who's Who list of Global Business Leaders in 1994 and given an honorary Masters Degree in Real Estate Investing by Meta Institute in 1995.

     Phil Ray
     --------

     Phil Ray became a Director and Officer of the Company in September 2003. Phil Ray is the founder and president of VentureVest Capital Corporation, a full service venture capital firm providing equity financing to small and emerging companies through direct equity and/or debt investments. Mr. Ray is also the founder of American Business Services, Inc. and Terayco Consulting, LLC. Mr. Ray's background includes founding and serving as president and chairman of a national medical products company for 14 years, owning and operating a full service advertising agency for another 14 years, and business consulting for 10 years. Mr. Ray has extensive experience in advertising, marketing, business management and public relations, in both private and public companies.

Term of Office.

     The Directors are appointed for terms of one year to hold office until the next annual general meeting of the holders of our Common Stock, as provided by the Nevada Revised Statutes, or until removed from office in accordance with the Company's Bylaws. The officers of the Company are appointed by the Board of Directors and hold office until removed by the Board.

Significant Employees

     The Company has no significant employees other than the officers and directors described above.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance

     David Shamy (Director, President, Chief Executive Officer and Chief Financial Officer of the Company and owner of more than 10% of the Company common stock) and Phil Ray (Director, Vice-President and Treasurer of the Company) have each failed to file on a timely basis reports on Form 3 and Form
4. Mr. Shamy and Mr. Ray did not file their ownership statements in compliance with Section 16(a) since they were not aware of the requirements of reporting beneficial ownership until recently and believed that the previous public corporate filings disclosing their positions were sufficient. As soon as they became aware of such requirements, Mr. Shamy and Mr. Ray reported their beneficial ownership of the Company Common Stock on Forms 5, which were filed with the SEC on March 2, 2004 and March 10, 2004, respectively. Mr. Shamy has reported late 8 transactions, representing failure to timely file one Form 3 report and three Form 4 reports (assuming that transactions executed on the same day would have been reported on one report). Mr. Phil Ray has reported late 13 transactions, representing failure to timely file one Form 3 report and two Form 4 reports (assuming that transactions executed on the same day would have been reported on one report).

Code of Ethics

     Due to the lack of operations, the Company has not adopted a code of ethics. A code of ethics will be adopted after the consummation of the proposed Merger with Intraop Medical, Inc.

Item 11.  Executive Compensation.

     David Shamy and Phil Ray are the sole directors and officers of the Company. Mr. Shamy (Director, Chief Executive and Chief Financial Officer of the Company) has received no compensation for his services for the last three fiscal years nor has the Company accrued any deferred compensation for his services. Mr. Ray has become a Director and Vice-President/ Treasurer of the Company on September 24, 2003 and has received no compensation for his services nor has the Company accrued any deferred compensation for his services. Mr. Shamy and Mr. Ray have agreed to serve without compensation until such time as the Company has sufficient operating revenues to pay compensation.

     The Company has no option or stock compensation plans.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

     The following table sets forth certain information as of February 25, 2004 (the "Reference Date") with respect to the beneficial ownership of shares of Company Common Stock by (i) each person known or believed by the Company to be the beneficial owner of more than 5% of the outstanding shares of Company Common Stock, (ii) each current director of the Company and (iii) all directors and executive officers as a group. As of the Reference Date there were 22,284,000 shares of Company Common Stock outstanding:

                                  Number of Shares of    Percent of Common Stock
Name of Beneficial Owner             Common Stock           Outstanding (1)(2)
------------------------          -------------------    -----------------------
David Shamy
  (Director/President/CEO/CFO)        20,000,030 (3)             89.75%
Phil Ray
  (Director/Vice-President)               17,765 (4)              0.08%
All Officers & Directors as a
 group
  (David Shamy and Phil Ray)          20,017,795                 89.83%


Constantino Galaxidas Real
 Estate Money Purchase Pension
 Plan                                     66,667 (5)
                                                                  0.30%

Richard From                             677,436 (5)(6)           3.04%

John From                                652,235 (5)              2.93%

Carl Hsu                                  66,667 (5)              0.30%

William Minor                            200,000 (5)              0.90%

Todd Fuller                              144,230 (5)              0.65%

Peyton, Chandler & Sullivan              225,000 (5)              1.01%

Altavilla Family Trust                   311,500 (5)              1.40%

Marlin Molinaro                           66,750 (5)              0.30%

Alan Schoaf                               66,750 (5)              0.30%

G. Alfred Roensch, TTEE, G. Alfred
 Roensch Trust                            12,500 (5)              0.06%

(1) After 20:1 split in Company Common Stock effective October 1, 2003.

(2) Percentage figures based on 22,284,000 shares of Company Common Stock outstanding as of the Reference Date.

(3) Of the 20,000,030 shares of Company Common Stock beneficially owned by David Shamy, 20,000,000 shares of Company Common Stock are directly owned by Mr. Shamy. Pursuant to an Agreement for the Purchase of Common Stock dated October 3, 2003, David Shamy has agreed that up to 19,982,265 of his shares may be canceled by the Company and has received remuneration of approximately $148,000 for this agreement to cancel such shares. It is expected that all such shares will be canceled in the Merger and Mr. Shamy is not expected to receive any further consideration for his stock.

(4) Of the 17,765 shares beneficially owned by Phil Ray, 4,000 shares are directly owned by him, 4,000 shares are held of record by his spouse, 8,735 are held of record by American Business Services, Inc., 1,000 are held of record by VentureVest Capital Corp. and 30 shares are held of record by Terayco Consulting LLC.

(5) These individuals have acquired collectively 2,264,735 of the Company Common Stock (representing collectively 10.16% of the Company's 22,284,000 shares of Common Stock outstanding) as an investment in contemplation of the proposed Merger described herein pursuant to an Agreement for the Purchase of Common Stock dated as of October 3, 2003 from certain stockholders of the Company in exchange for an aggregate of $450,000 in cash.

(6) Richard From has sole voting and dispositive power over 452,436 shares of Company Common Stock and shared voting and dispositive power over 225,000 shares held of record by Peyton, Chandler & Sullivan, Inc. ("PCS"), as Mr. From is PCS' chief executive officer and principal shareholder.

Item 13.  Certain Relationships and Related Transactions.

     David Shamy, one of the Directors of the Company and the Company's principal shareholder has interests in the proposed Merger that differ from, or are in addition to, the interests as stockholders of the Company. David Shamy has entered into an agreement pursuant to which David Shamy has agreed that on the closing of the Merger the Company can cancel up to 19,932,265 shares of its common stock currently owned of record by David Shamy, as directed by the Target. Mr. Shamy received remuneration of approximately $148,000 for his agreement to cancel such shares.

Item 14.  Principal Accountant Fees and Services.

     Audit Fees. The Company has paid an aggregate of $2,400 for fiscal year 2002 and an aggregate of $3950 for fiscal year 2003 for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB.

     Audit Related-Fees. There were no audit-related fees billed in each of the last two fiscal years for assurance or related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under Item 9(e)(1) of
Schedule 14A.

     Tax Fees. There were no tax fees billed in fiscal year 2002. The Company has paid an aggregate of $600 in fiscal year 2003 for professional services provided by the principal accountant for tax compliance, tax advise and tax planning.

     All Other Fees. There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A.

     The Company does not have a separate audit committee. Audit committee functions are performed by the Board of Directors. The Board of Directors does not currently have an audit committee financial expert, however it is expected that upon completion of the proposed Merger with Intraop Medical, Inc., an audit committee will be formed which will include at least one audit financial expert. The Company has no formal pre-approval policies and procedures for non-audit related services, however it is expected that such formal pre-approval policies and procedures will be in place following completion of the proposed Merger.

                                    PART IV

Item 15.  Exhibits, Financial Statement Schedules and Reports on Form 8-K.

     (a) Our consolidated Financial Statements are included in Part II, Item 8 of this Report. The exhibits below are filed herein or incorporated by reference to exhibits previously filed with the Securities and Exchange Commission as part of this Annual Report on Form 10-KSB/A.

                                  EXHIBIT INDEX

   Exhibit
   Number                              Description
   -------    ------------------------------------------------------------------

   2.1 Agreement and Plan of Reorganization by and among Intraop Medical Corporation and Intraop Medical, Inc. (1).
   3.1        Articles of Incorporation (2)
   3.2        By-Laws (2)
   4.1        Agreement for the Purchase of Common Stock dated October 3, 2003
              (3)
   31.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
   32.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


(1) Previously filed as an exhibit to the Company's 8-K Report filed on February 25, 2004.
(2) Previously filed as an exhibit to the Company's Form SB-2 on September 5, 2000.
(3) Previously filed as an exhibit to the Company's Form 10-QSB/A filed on February 25, 2004.

     (b) Reports on Form 8-K

     (1) On January 8, 2004, the Company filed a Current Report on Form 8-K dated December 30, 2003, reporting the following items:

     i) On December 15, 2003, the Company entered into a non-binding letter of intent ("LOI") with Introp Medical, Inc. by which Intraop Medical, Inc. would sell, merge, consolidate, or otherwise transfer all of its assets, liabilities and business operations to the Company. The 8-K Report indicated that the LOI was subject to the completion of a definitive merger agreement and shareholder approval.

     ii) On December 30, 2003, a Certificate of Amendment was filed with the state of Nevada to change the name of the Company to Intraop Medical Corporation.

     (2) On April 1, 2004, the Company filed a Current Report on Form 8-K, reporting that its proposed Merger Target, Intraop Medical, Inc. has closed a loan transaction with an institutional investor which, after fees, expenses and pre-paid interest, nets to Intraop Medical, Inc. approximately $2 million. The loan is for a one year period, with an optional one year extension subject to payment of an additional fee and the lender has received a security interest in all of Intraop Medical, Inc.'s assets and 2,400,000 shares of common stock of Intraop Medical, Inc. solely for the purpose of securing the loan.

     (3) On June 29, 2004, the Company filed a Current Report on Form 8-K, reporting that the Company and its proposed Merger Target, Intraop Medical Inc., amended their "Amendment to Agreement and Plan of Reorganization By And Among Intraop Medical Incorporated and Intraop Medical Corporation" to extend to July 31, 2004 the date after which, should the merger not be complete, either party may terminate the merger.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     INTRAOP MEDICAL CORPORATION

                                     BY:        /s/ David Shamy
                                         ---------------------------------------
                                                   (DAVID SHAMY)
                                         Chief Executive Officer/President/
                                         Chief Financial Officer/Director


Date:  July 16, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       Signature                       Title                        Date
       ---------                       -----                        ----

   /s/ DAVID SHAMY        Chief Executive Officer/President/     July 14, 2004
----------------------    Chief Financial Officer/Director
      (David Shamy)


   /s/ PHIL RAY           Vice President/Treasurer/Director      July 14, 2004
----------------------
      (Phil Ray)

                                                                    EXHIBIT 31.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER

I, David Shamy, President/ Chief Executive Officer and Chief Financial Officer of the Company, certify that:

     1. I have reviewed this annual report on Form 10-KSB/A of Intraop Medical Corporation;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     (c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

     6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in the internal controls or in other facts that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                           By: /s/ DAVID SHAMY
                                               ---------------------------------
                                           David Shamy
                                           Chief Executive Officer/President/
                                           Chief Financial Officer

                                                                    EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB/A (the "Report") of Intraop Medical Corporation (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Shamy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           By: /s/ DAVID SHAMY
                                               ---------------------------------
                                           David Shamy
                                           Chief Executive Officer/President/
                                           Chief Financial Officer


July 14, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                   APPENDIX E

                             FORM OF WRITTEN CONSENT

                             OF THE STOCKHOLDERS OF

                           INTRAOP MEDICAL CORPORATION

                                 WRITTEN CONSENT

                             OF THE STOCKHOLDERS OF

                           INTRAOP MEDICAL CORPORATION

         The undersigned, the holders of outstanding shares of capital stock of Intraop Medical Corporation, a Nevada corporation (the "COMPANY"), having not less than the minimum votes that would be necessary to authorize or take the following action at a meeting at which all shares entitled to vote thereon were present and voted, consent that the following action be taken without a meeting and without notice as authorized by the Bylaws of the Company and the Nevada Revised Statutes:

1.       APPROVAL OF THE MERGER

         WHEREAS, the Board of Directors of the Company (the "BOARD") has adopted and approved an agreement providing for the proposed acquisition of Intraop Medical, Inc., a Delaware corporation (the "Target") by the Company,

         WHEREAS, it is advisable and in the best interests of the Company and its stockholders to proceed with the proposed acquisition of the Target by the Company on the principal terms set forth in an Agreement and Plan of Merger and Reorganization dated as of February 24, 2004 entered into by and between the Company and the Target (the "MERGER AGREEMENT") and any other agreements and instruments required by such Merger Agreement as are deemed appropriate by the Board.

         NOW, THEREFORE, BE IT RESOLVED, that the Merger Agreement, together with all exhibits (including the Amended and Restated Articles of Incorporation of the Company) to the Merger Agreement, which provides for the merger of the Target with and into the Company, with the Company continuing as the surviving corporation (the "MERGER"), is in all respects hereby adopted and approved, together with such changes, additions, deletions, supplements and amendments thereto as the officers of the Company may approve, with such approval to be conclusively evidenced by her or his execution thereof. After the Effective Time (as defined in the Merger Agreement) of the Merger, the Company is referred to herein as the "SURVIVING CORPORATION."

         RESOLVED FURTHER, that all acts and deeds heretofore done by the directors and officers of the Company in connection with the Merger Agreement and the Merger are hereby ratified, and the officers of the Company, each of them with full authority to act without the others, are hereby authorized, for an on behalf of the Company, to file, execute, verify, acknowledge and deliver any and all certificates and documents pursuant to the Merger Agreement necessary or appropriate to effect the Merger, and to do or cause to be done any and all such acts and things as they may deem necessary or desirable for the performance in full of all of the obligations of the Company under the Merger Agreement and to effect the Merger.

2. APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS

         WHEREAS, the Board of Directors of the Corporation has deemed to be in the best interests of the Corporation to amend and restate the Articles of Incorporation of the Corporation and the Bylaws of the Corporation, as set forth in the Amended and Restated Articles of Incorporation and in the Amended and Restated Bylaws of the Corporation, respectively, in substantially the form attached to the Merger Agreement as EXHIBITS B AND C.

         NOW, THEREFORE, BE IT RESOLVED, that the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws are hereby adopted and approved.

3.       WAIVER OF NOTICES

         RESOLVED FURTHER, that the undersigned stockholders hereby waive any notice to which they may be entitled pursuant to the Company's Articles of Incorporation or the Bylaws of the Company in connection with the Merger.

4.       OMNIBUS PROVISION

         RESOLVED FURTHER, that the officers of the Company, each of them with full authority to act without the others, are authorized to do or cause to be done any and all such further acts and things and to execute and deliver any and all such additional documents as they may deem necessary or appropriate in order to carry into effect the purposes and intent of the foregoing resolutions.

         This written consent is given with respect to all of the shares of the Company's stock held by the undersigned.

         This written consent shall be filed with the minutes of the proceedings of the stockholders and shall have the same force and effect as a vote of the stockholders.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         This Written Consent may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Written Consent shall be dated as of _______________, 2004


IF AN ENTITY:                                   If an individual:

Name:  ___________________________________      Signature:  ____________________
        (Please print or type entity name)
Signature:  ________________________________    Printed Name:  _________________
Printed Name: _____________________________
Title:  ____________________________________





SIGNATURE PAGE TO WRITTEN CONSENT OF STOCKHOLDERS OF INTRAOP MEDICAL CORPORATION